UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

Ohio National Fund, Inc.

Annual Report
December 31, 2016

Ohio National Fund, Inc.

Annual Report

December 31, 2016

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	3

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments for each of the Fund’s Portfolios:

Equity Portfolio	4

Bond Portfolio	8

Omni Portfolio	14

Capital Appreciation Portfolio	20

International Portfolio	25

International Small-Mid Company Portfolio	31

Aggressive Growth Portfolio	36

Small Cap Growth Portfolio	40

Mid Cap Opportunity Portfolio	45

S&P 500® Index Portfolio	49

Strategic Value Portfolio	56

High Income Bond Portfolio	59

ClearBridge Small Cap Portfolio	70

Nasdaq-100® Index Portfolio	75

Bristol Portfolio	79

Bryton Growth Portfolio	82

Balanced Portfolio	85

S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio)	93

Bristol Growth Portfolio	100

Risk Managed Balanced Portfolio	103

Statements of Assets and Liabilities	116

Statements of Operations	119

Statements of Changes in Net Assets	122

Financial Highlights	127

Notes to Financial Statements	137

Report of Independent Registered Public Accounting Firm	162

Additional Information (Unaudited)	163

Information About Directors and Officers (Unaudited)	172

President’s Message

Dear Investor:

Many surprises occurred in 2016, led by Brexit and the outcome of the U.S. presidential election. Concerns in the first half of the year, related to weak economic growth, were more than offset by a powerful rally following the election. Fueling the rally were the Trump administration’s anticipated pro-growth policies, such as deregulation and tax cuts, that may provide the economy with a powerful stimulus in 2017 and beyond. The recovery in the commodities market during the year, led by oil prices, removed the headwinds that hurt the market earlier in the year and paved the way for a rebound. U.S. stocks had solid gains in 2016, with domestic small and mid-cap stocks as the big winners, easily outpacing large caps and international stocks.

The current expansionary cycle continued into its eighth year and is measured as the third longest expansion in U.S. history. Economic growth clearly accelerated in the second half of the year, both domestically and globally. This synchronization helped the U.S. economy achieve Gross Domestic Product (GDP) of 3.6 percent in Q3, which was up considerably from previous quarters. With some evidence of an improving economy, an improving labor market and higher trending inflation, the Federal Reserve (Fed) hiked interest rates one-quarter percent in December, with further rate hikes expected for 2017. While the Fed tightened monetary policy in 2016, other central banks around the world have not followed suit. Bond yields throughout the world are near all-time lows as central banks continue to implement aggressive monetary policies, which include a zero interest-rate policy in some regions.

Equity Markets

The powerful post-election rally in stocks turned an average year into above average. Nearly half of the S&P 500® Index’s total return of 12 percent occurred post-election, with financials being the top performing sector, as higher rates are expected to improve the performance of financial institutions. However, there was a sharp contrast of returns in equities, depending on the style. Domestic small and mid-cap stocks led the way in 2016, as the Russell 2000® Index returned 21.3 percent and the S&P MidCap 400® Index returned 20.7 percent. Pro-growth policies are expected to have a more pronounced effect on small and mid-sized companies, and this expectation was the catalyst behind the strong post-election performance. Returns for international equities once again lagged behind domestic stocks, as the MSCI All Country World ex-US Index returned 5.0 percent - dragged down by a strong U.S. Dollar that, for U.S. investors, eroded the gains from foreign markets. One bright spot was the MSCI Emerging Markets Index, which returned 11.3 percent in 2016, resulting from the recovery in commodities and improved growth in many regions. These large variations in stock performance by style reinforce the need for a well-diversified portfolio.

Fixed Income Markets

As interest rates rose during the second half of the year, bonds gave back much of their returns. However, they still generated a positive return of 2.7 percent, as measured by the Bloomberg Barclays Aggregate Index. Global demand for U.S. corporate credit was strong throughout 2016. The strong recovery in commodities resulted in credit spreads tightening throughout the year. As a result,

1

corporate and high-yield sectors experienced solid returns; high-yield was easily the big winner, though, as the Bloomberg Barclays High Yield index had a return of 17.5 percent in 2016, followed by the Bloomberg Barclays Investment-Grade Corporate Index with a 6.1 percent return. Both of these indices easily beat the Bloomberg Barclays Aggregate Index return of 2.7 percent, which was dragged down by higher quality assets - such as Treasuries - that did not benefit from the spread compression that occurred during the course of the year. While credit spreads tightened across most sectors, the tightening was most pronounced in the energy and metals/mining sectors. These sectors benefitted from the sharp increase in the price of oil, which nearly doubled in price by year end after reaching a low of $26 per barrel in Q1.

Ohio National Fund, Inc.

With the financial markets generally performing well during 2016, the collective funds offered through the Ohio National Fund, Inc. performed in line with the market. The two portfolios that were index funds for the entire year tracked their respective indices very closely. Of the Fund’s 18 remaining portfolios, nine either beat their respective benchmarks or placed in the top half of their respective peer groups, while five of the 18 did both.

Looking Ahead

Many investors believe that fiscal policy will turn more stimulative under the Trump administration, thus further boosting economic growth in the coming years. Although our expectation is for global economic growth to persist into 2017, uncertainty on the pace of pro-growth policies and related outcomes may result in higher market volatility. Improving economic growth and rising inflation expectations will pressure interest rates and constrain returns in the fixed-income market. The Fed is expected to move rates higher at a gradual pace, and monetary policy will be slowly migrating toward normalization, so the economy can stand on its own.

As we enter 2017, domestic economic fundamentals are in good shape, and the current expansionary cycle appears to have some additional room to run. Consumers, who comprise nearly 67 percent of GDP, have benefitted from an improved labor market and rising asset values. Consumer confidence is the highest since 2004, as the consumer’s balance sheet has recovered nicely since the financial crisis.

In many foreign markets, the economic and political landscape is less clear. Several key elections will occur in Europe this year, potentially impacting the stability of the European Union. Concerns in China continue to center around overbuilding, increasing leverage and a decline in asset quality for Chinese banks. The recent termination of the Trans-Pacific Partnership trade agreement may cause trade tensions, with winners and losers emerging. Any of these issues or other unanticipated events may cause headwinds for market performance in 2017.

With both opportunity and uncertainty on the horizon, a disciplined approach to investing can provide the best opportunity to achieve long-term goals. Thank you for entrusting us with your assets as you work toward achieving your financial goals.

Sincerely,

Paul J. Gerard

President

2

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director

Madeleine W. Ludlow, Director

George M. Vredeveld, Director

John I. Von Lehman, Director

Geoffrey Keenan, Director

Lawrence L. Grypp, Director

Paul J. Gerard, President

Thomas A. Barefield, Vice President

R. Todd Brockman, Treasurer

Kimberly A. Plante, Secretary

Keith Dwyer, Chief Compliance Officer

Emily Bae, Assistant Secretary

Daniel P. Leming, Assistant Treasurer

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

3

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of December 31, 2016

Average Annual Returns
One year	12.71%
Five years	14.55%
Ten years	1.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.81% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Equity Portfolio generated returned 12.71% versus 11.96% for its benchmark, the S&P 500 Index.

Major indices opened the year with losses between 5% and 8% in January amid weak fourth quarter earnings announcements and downward pressure on oil prices. Stocks rallied in late February and into the middle part of 2016, as investors shook off political risks in Europe, epitomized by “Brexit,” the United Kingdom’s surprise vote to leave the European Union (“EU”), and focused on generally positive economic data, dovish indications from the Federal Reserve (Fed) and a recovery in oil prices.

The summer months, characterized by lower volatility, gave way to a more up-and-down final quarter. Prior to the U.S. presidential election, stocks retreated from what were then record highs, as investors weighed the potential impacts of an acrimonious election season. However, with the surprise election of Donald Trump and a Republican Congress, the market ultimately reacted positively to the potential policy impacts. Major U.S. indices increased sharply in the immediate aftermath of the election to record highs, as investors became increasingly confident that the new administration would boost economic growth via tax cuts, a reduction in regulations and infrastructure spending.

Inflation data and strong economic activity led the Fed to raise interest rates in December 2016 for the first time since December 2015. Investors largely viewed this as an expected move, and confirmation that economic growth could heat up in the coming year. The shift in expectations since November also generated a rotation into cyclical, value-oriented sectors and away from the fixed income market and bond proxy stocks. This led to outperformance in sectors such as Financials, where banks, in particular, gained on the premise that a more benign regulatory environment, inflationary fiscal stimulus leading to earlier-than-expected interest rate normalization, and faster economic growth would boost bank profitability.

Energy stocks also gained on expectations for faster growth, in addition to The Organization of the Petroleum Exporting Counties’ (OPEC) December 2016 agreement to cut its daily oil output, which has carried the price of oil meaningfully over $50 for the first time in more than a year and provided optimism that supply-demand balance would return to the commodity markets. Meanwhile, shares in more defensive sectors, such as Utilities, Consumer Staples and Real Estate, underperformed the broader market in the last quarter of the year.

The S&P 500 Index closed up approximately 12.0% in 2016, with the Dow Jones Industrial Average gaining 16.5% and the Nasdaq Composite Index returning 9.0%. Small cap stocks outperformed large caps during the trailing 12 months, as the small cap Russell 2000 Index gained 21.3% to the large cap Russell 1000 Index’s 12.1% return. When looking at style, value stocks outperformed growth, as the Russell 1000 Value Index gained 17.3% in 2016, while the Russell 1000 Growth Index gained 7.1%.

Relative Portfolio outperformance was driven by both security selection and sector allocation. Stock selection in the Energy, Information Technology, Materials and Consumer Discretionary sectors contributed positively to relative performance for the year, as did an overweight to Financials, and an underweight to Consumer Staples. Security selection in Financials was the most meaningful detractor from relative performance, however. CONSOL Energy, Inc., AES Corp., Devon Energy Corp., Apache Corp. and Synchrony Financial were the largest contributors to performance, while the largest detractors were Perrigo Co. PLC, Calpine Corp., Realogy Holdings Corp., Alexion Pharmaceuticals, Inc. and Genworth Financial, Inc.(1)

CONSOL Energy, Inc. and AES Corp. benefitted from commodities finding a bottom in February and recovering throughout the rest of the year. However, each management team has been very proactive in deleveraging and de-risking its company to survive the downturn rather than simply waiting for commodity markets to rebound. CONSOL continues to sell its coal assets and focus on its natural gas business, as the former market’s future in the United States is more limited compared to the latter. Similarly, AES has delivered on its strategy to simplify its global footprint by shedding non-core assets while also delivering additional shareholder value through share buybacks and dividend increases. AES continues to generate very strong free-cash-flow streams with much of its business in long-term contracts and should benefit from improvements in power pricing.(1)

A post-election rise in interest rates, combined with optimism about tax reform and regulatory relief, benefited Financials sector stocks during the latter part of 2016; in particular, holdings like Synchrony Financial. Synchrony declined earlier in the year after its management poorly communicated its updated guidance on charge-offs. This move pushed its share price well below business value, making the company more attractive, as we viewed the selloff as an overreaction. If a true deterioration in credit was the catalyst, we would have witnessed materially worse delinquency trends against a backdrop of worsening employment, which simply has not been the case. Additionally, according to our analysis, Synchrony has ample excess capital that will allow it to pay out 100% or more of its earnings to shareholders for years and grow at a substantial premium to the industry. Synchrony is currently our highest-conviction name in the Financials sector.(1)

On the negative side, Perrigo Co. PLC shares remained depressed throughout the second half of 2016 after former CEO Joseph Papa abruptly left the company for Valeant Pharmaceuticals International,

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Inc., and the head of generics was dismissed. John Hendrickson, the former head of consumer health, was promoted to take over the helm and immediately lowered the company’s earnings guidance, pointing to weaker generic drug pricing. As a reminder, we owned the stock last year when Mylan offered a $26 billion hostile bid for the company, and we sold at a profit before the deal fell through. We subsequently initiated a position once the stock had retreated back below our estimate of fair value. However, our investment case underappreciated how much Perrigo’s generic business has relied on price increases to drive growth and how vulnerable generic earnings are to increasing competition. The departure of the head of the generic business convinced us of the errors in our investment case and, as a result, we exited the position and avoided further loss when the company again missed earnings expectations.(1)

Calpine Corp. is a cash-generative, unregulated natural-gas utility that has recently traded near 52-week lows that we view as being at a major valuation discount from the market and its own history. The company traditionally benefits when there is high demand and power spikes, but the market has seen excess supply and a lack of power spikes, despite a record hot summer. Yet, Calpine is staying active by using its 13% free cash flow yield to pay down debt and buy back stock; and we believe that as natural gas prices continue to rise, Calpine should benefit. We will continue to evaluate the stock’s upside, given excess supply in the power market.(1)

Realogy Holdings Corp., the largest residential real estate brokerage company in the country, was a major detractor from performance in 2016 on agent attrition and concern about the company’s performance in high-end markets like San Francisco and New York. We view these as transitory issues and the current valuation as compelling. While smaller competitors have worked to attract Realogy’s talent with better benefits, Realogy is stepping up its own efforts to retain its agents with more competitive packages. Meanwhile, we believe that Realogy’s footprint in what are, historically, the strongest markets for real estate is a long-term positive, because those markets tend to turn around quickly have outperformed over time. When high-end markets like New York improve, Realogy will benefit. Furthermore, the company’s current valuation is embedding a recession or broken business model, both of which we think are unlikely. Despite trading at a major discount from the market both on free cash flow and earnings, Realogy has strong core business franchises and a double-digit free cash flow yield. The company has also worked to pay down its debt and improve its balance sheet. We believe that the potential upside as the real estate market continues to improve, and as certain high-end markets turn around, vastly outweighs downside risks, particularly at Realogy’s current valuation.(1)

For 2017, we still think the odds of recession are less than 20%, as cyclical excesses and the typical harbingers of economic recessions are still not flashing red. To be sure, this economic and market cycle has been extremely elongated, as the classic cyclical arc from fear to greed has been stretched by this cycle’s severely depressed starting point in 2008. Ultimately, though, cycles do end on optimism, as the resulting misallocations of capital and excess debt are met with a harsh reality that fails to meet elevated expectations. For 2017, however, our subjective recession probability underlies the following three scenarios:

•

Bull Case (15% probability): U.S. economic activity accelerates with real GDP growth above 3%, as housing activity remains stable, capital spending accelerates, and the rebound in drilling activity fuels U.S. industrial production. This backdrop accelerates animal spirits and big dreams of a

U.S. economic renaissance. Although the current bull market rally has been the longest in history, the recent acceleration appears lackluster compared to the classic exuberance stages experienced in similarly long-duration rallies. This scenario would support a 20% rally, as 10% cash flow growth is aided by a 10% multiple expansion as the equity risk premium (ERP) declines to its long-term average of 5%.

•

Bear Case (20% probability): Inflation fears and market liquidity issues result in a nasty bond bear market, with the risk free rate up another 1% in 2017. This increase in rates along with U.S. dollar strength materially slows U.S. economic growth, and causes high-yield spreads to widen as corporate defaults increase materially. This would result in a 25% market decline as realized cash flows drop 5% to 10%, with multiple compression of almost 20% as the ERP also increases back above 6%.

•

Base Case (65% probability): Economic growth fails to meet “Trumpflation” estimates of above 3%, but this continued moderation contains dollar strength and keeps Treasury yields in the 2.5% range. However, we still enjoy a high single-digit growth rate in earnings and cash flow, driven by better fundamentals in Energy and Financials, which is enough to keep the discount rate stable in the 8% range. Market returns, thus, roughly track earnings and cash flow growth, despite typical price volatility.

The real goal of these broad scenarios is to keep our imaginations active, as we must always prepare for positive and negative surprises in any given year. It also helps us frame a big picture that keeps us from jumping from one noise-fueled narrative to another, while also not anchoring on any overly narrow scenario. The key element of our investment process, however, is the bottom-up work of finding attractive price-to-value gaps in dispersed areas, which fuels our long-term returns and provides the necessary diversification for our Portfolio construction. Fortunately, our active valuation discipline is still finding attractive opportunities that we expect to give us a long-term edge against indices that lack compelling valuation metrics.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

5	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	94.7
Master Limited Partnerships (4)	1.0
Money Market Funds Less Net Liabilities	4.3

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	4.0
2. Synchrony Financial	3.9
3. Wells Fargo & Co.	3.9
4. Citigroup, Inc.	3.5
5. MetLife, Inc.	3.2
6. Oracle Corp.	3.0
7. Allergan PLC	2.9
8. Cisco Systems, Inc.	2.8
9. Bristol-Myers Squibb Co.	2.8
10. AES Corp.	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Financials	21.2
Health Care	16.3
Information Technology	15.1
Consumer Discretionary	11.3
Industrials	10.7
Utilities	7.7
Energy	5.2
Real Estate	4.3
Materials	2.5
Consumer Staples	1.4

95.7

6

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 94.7%		Shares	Value
CONSUMER DISCRETIONARY – 11.3%
Adient PLC (Auto Components)	(a)	98,802	$5,789,797
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	146,400	6,226,392
PulteGroup, Inc. (Household Durables)		468,127	8,604,174
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	20,150	15,109,881
CBS Corp. Class B (Media)		112,111	7,132,502
Lowe’s Cos., Inc. (Specialty Retail)		187,520	13,336,422
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		106,460	9,615,467

			65,814,635

CONSUMER STAPLES – 1.4%
Colgate-Palmolive Co. (Household Products)		123,020	8,050,429

ENERGY – 5.2%
Apache Corp. (Oil, Gas & Consumable Fuels)		190,761	12,107,601
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		493,100	8,989,213
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		200,610	9,161,859

			30,258,673

FINANCIALS – 20.2%
Citigroup, Inc. (Banks)		346,632	20,600,340
Wells Fargo & Co. (Banks)		409,540	22,569,749
Ameriprise Financial, Inc. (Capital Markets)		113,334	12,573,274
Discover Financial Services (Consumer Finance)		161,400	11,635,326
Synchrony Financial (Consumer Finance)		623,350	22,608,904
Hartford Financial Services Group, Inc. / The (Insurance)		185,280	8,828,592
MetLife, Inc. (Insurance)		344,385	18,558,908

			117,375,093

HEALTH CARE – 16.3%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	113,201	13,850,142
Biogen, Inc. (Biotechnology)	(a)	45,250	12,831,995
Celgene Corp. (Biotechnology)	(a)	99,150	11,476,613
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		76,134	12,184,485
Allergan PLC (Pharmaceuticals)	(a)	80,950	17,000,310
Bristol-Myers Squibb Co. (Pharmaceuticals)		278,040	16,248,658
Mylan NV (Pharmaceuticals)	(a)	296,209	11,300,373

			94,892,576

INDUSTRIALS – 10.7%
Boeing Co. / The (Aerospace & Defense)		63,050	9,815,624
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		120,640	8,838,086
United Continental Holdings, Inc. (Airlines)	(a)	216,010	15,742,809
Johnson Controls International PLC (Building Products)		231,090	9,518,597
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	129,160	9,950,486

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
PACCAR, Inc. (Machinery)		134,295	$8,581,451

			62,447,053

INFORMATION TECHNOLOGY – 15.1%
Cisco Systems, Inc. (Communications Equip.)		545,230	16,476,851
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	17,494	13,502,219
Yahoo!, Inc. (Internet Software & Svs.)	(a)	148,540	5,744,042
QUALCOMM, Inc. (Semiconductors & Equip.)		178,270	11,623,204
Microsoft Corp. (Software)		376,190	23,376,447
Oracle Corp. (Software)		447,209	17,195,186

			87,917,949

MATERIALS – 2.5%
LyondellBasell Industries NV Class A (Chemicals)		92,279	7,915,693
Mosaic Co. / The (Chemicals)		231,683	6,795,262

			14,710,955

REAL ESTATE – 4.3%
American Homes 4 Rent (Equity Real Estate Investment Trusts)		466,080	9,778,358
Realogy Holdings Corp. (Real Estate Mgmt. & Development)		586,550	15,091,932

			24,870,290

UTILITIES – 7.7%
Exelon Corp. (Electric Utilities)		403,660	14,325,893
AES Corp. (Ind. Power & Renewable Elec.)		1,382,547	16,065,196
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	1,232,940	14,092,504

			44,483,593

Total Common Stocks (Cost $500,307,975)			$550,821,246

Master Limited Partnerships – 1.0%		Shares	Value
FINANCIALS – 1.0%
KKR & Co. LP (Capital Markets)		386,610	$5,949,928

Total Master Limited Partnerships (Cost $7,618,680)			$5,949,928

Money Market Funds – 4.3%		Shares	Value
State Street Institutional U.S.Treasury Plus Money Market Fund Institutional Class		10,604,922	$10,604,922
State Street Institutional U.S. Government Money Market Fund Institutional Class		14,533,866	14,533,866

Total Money Market Funds (Cost $25,138,788)			$25,138,788

Total Investments – 100% (Cost $533,065,443)	(b)		$581,909,962
Liabilities in Excess of Other Assets – 0.0%			(95,856)

Net Assets – 100.0%			$581,814,106

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of December 31, 2016

Average Annual Returns
One year	7.89%
Five years	3.32%
Ten years	4.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.64% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Bond Portfolio returned 7.89% versus 5.96% for its benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”).

Both the Portfolio and the Index had positive returns for the year, as U.S. Treasury yields increased slightly across the yield curve and credit spreads tightened. For the year, the 10-year Treasury yield increased 18 basis points, while the 30-year Treasury yield increased 5 basis points. Interest rates moved higher during the fourth quarter of 2016, primarily after the U.S. presidential election. As measured by the Index, credit spreads tightened 43 basis points during the period. While credit spreads tightened across most industry sectors, the tightening was most pronounced in the energy and metals/mining sectors due to the rebound in commodities prices.

The Portfolio outperformed the Index by 1.93% for the year due to a combination of factors, including the Portfolio’s industry allocation, overall credit quality, duration, and individual credit selection. The average credit quality of the Portfolio was Baa1 versus A3 for the Index. In addition, the Portfolio held a small percentage of below investment grade bonds during the year. The difference in credit quality contributed to the relative performance because lower quality bonds outperformed higher quality bonds during the period. The Portfolio’s duration versus the Index also slightly contributed to relative performance. The Portfolio’s duration was approximately 0.17 years shorter than the duration of the Index during a period in which Treasury yields increased.(1)

With the exception of the Energy and Financials sectors, differences in industry weightings between the Portfolio and the Index had little impact on relative performance. The Portfolio was over-weighted in the Energy sector by approximately 5% during the year, which helped relative performance because the Energy sector performed well, as oil prices recovered. The Portfolio was also approximately 7% under-weight in the Financials sector, which also added to relative performance, because the Financials sector was one of the worst performing sectors during the year.(1)

The five securities in the Portfolio that performed the worst during 2016 generally had long durations or experienced spread widening. These securities included Viacom Inc., Parker-Hannifin Corp., Wells Fargo Company, Intercontinental Exchange Inc., and Magna International Inc. The five best performing securities during the period were energy-related and included Noble Holding International Limited, Marathon Petroleum Corp., Williams Partners LP, Kinder Morgan Inc., and Halliburton Company.(1)

The U.S. economy is expected to grow moderately in 2017. The new administration has promised tax reform, infrastructure spending and less regulation. All of these things should create a more business friendly environment. Corporate profits are expected to increase slightly in 2017, tempered by a strong dollar and emerging wage pressure that may negatively impact margins. The Federal Reserve is expected to increase short-term rates in 2017, continuing a slow increase that began at the end of 2015. Corporate credit fundamentals actually deteriorated in 2016, as companies pursued equity-friendly policies such as increased dividends, debt-financed stock buybacks, and debt-financed merger & acquisition activity. All of these activities decrease corporate credit quality and should eventually lead to spread widening. However, the overwhelming demand for U.S. dollar denominated debt, and the stretch for yield in the current low interest rate environment will likely keep spreads tight for the short term. Given this outlook, we expect to maintain our overweight to BBB investment grade bonds in 2017. We also plan to maintain a small exposure to below investment grade bonds in the Portfolio. Lastly, we plan to maintain the Portfolio’s duration slightly below that of the Index. We prefer to take slightly more credit risk than interest rate risk, given the current economic environment.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

8	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Corporate Bonds (4)	94.5
Asset-Backed Securities (4)	0.5
U.S. Treasury Obligations	2.8
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Pfizer, Inc. 3.000%, 12/15/2026	1.7
2. U.S. Treasury Note 1.000%, 03/15/2018	1.6
3. U.S. Treasury Note 2.000%, 02/15/2025	1.2
4. HollyFrontier Corp. 5.875%, 04/01/2026	1.2
5. Fifth Third Bancorp 4.500%, 06/01/2018	1.1
6. Westpac Banking Corp. I5MS + 223.6, 11/23/2031	1.1
7. JPMorgan Chase & Co. 3.625%, 12/01/2027	1.1
8. Home Depot, Inc. / The 2.125%, 09/15/2026	1.0
9. Oracle Corp. 4.300%, 07/08/2034	1.0
10. Intel Corp. 4.000%, 12/15/2032	1.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	21.3
Energy	15.3
Utilities	11.2
Consumer Discretionary	9.4
Industrials	8.6
Health Care	7.2
Information Technology	6.4
Real Estate	5.0
Consumer Staples	4.5
Materials	3.4
Telecommunication Services	2.7

95.0

9

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	December 31, 2016

Corporate Bonds – 94.5%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 9.4%
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	$1,000,000	$1,005,242
General Motors Co. (Automobiles)		5.000%	04/01/2035	900,000	876,328
General Motors Financial Co., Inc. (Automobiles)		3.200%	07/06/2021	900,000	891,697
Newell Brands, Inc. (Household Durables)		3.150%	04/01/2021	900,000	915,167
Expedia, Inc. (Internet & Direct Marketing Retail)		5.000%	02/15/2026	1,000,000	1,029,564
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,335,350
Charter Communications Operating, LLC / Charter Communications Operating Capital (Media)		3.579%	07/23/2020	1,000,000	1,019,527
Comcast Corp. (Media)		4.250%	01/15/2033	750,000	779,371
Discovery Communications, LLC (Media)		4.375%	06/15/2021	1,000,000	1,053,496
Discovery Communications, LLC (Media)		3.300%	05/15/2022	275,000	273,790
Time Warner Cable, LLC (Media)		6.550%	05/01/2037	850,000	960,843
Viacom, Inc. (Media)		4.850%	12/15/2034	1,500,000	1,335,306
Viacom, Inc. (Media)		3.450%	10/04/2026	900,000	830,547
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	925,000	969,190
Home Depot, Inc. / The (Specialty Retail)		2.125%	09/15/2026	1,800,000	1,657,715

					14,933,133

CONSUMER STAPLES – 4.5%
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.700%	02/01/2036	900,000	946,372
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.900%	02/01/2046	1,000,000	1,073,733
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,512,879
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	900,000	910,568
Imperial Tobacco Finance PLC (Tobacco)	(a)	3.750%	07/21/2022	1,400,000	1,435,708
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,333,825

					7,213,085

ENERGY – 15.3%
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	900,000	947,722
Noble Holding International Ltd. (Energy Equip. & Svs.)		5.250%	03/16/2018	900,000	897,750
Noble Holding International Ltd. (Energy Equip. & Svs.)		7.200%	04/01/2025	1,000,000	937,500
Transocean, Inc. (Energy Equip. & Svs.)	(a)	9.000%	07/15/2023	1,000,000	1,025,000
BP Capital Markets PLC (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	900,000	868,075
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,060,949
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	900,000	944,335
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	900,000	893,356
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.750%	01/15/2026	400,000	412,997
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	900,000	919,916
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/01/2026	1,800,000	1,837,111
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,025,096
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,013,419
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	850,000	823,205
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	884,912
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.700%	12/01/2022	1,400,000	1,354,066
Plains All American Pipeline LP / PAA Fiance Corp. (Oil, Gas & Consumable Fuels)		2.850%	01/31/2023	1,000,000	944,393
Plains All American Pipeline LP / PAA Fiance Corp. (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	900,000	928,629
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)		5.750%	05/15/2024	1,000,000	1,072,500
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	900,000	858,831
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.800%	01/23/2020	900,000	927,000
Spectra Energy Capital, LLC (Oil, Gas & Consumable Fuels)		3.300%	03/15/2023	1,425,000	1,376,182
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,390,012
Williams Partners LP (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	1,000,000	967,464

					24,310,420

FINANCIALS – 21.3%
Bank of America Corp. (Banks)		4.200%	08/26/2024	500,000	508,748
Bank of America Corp. (Banks)		3.875%	08/01/2025	850,000	863,161
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	900,000	913,800
Citigroup, Inc. (Banks)		4.400%	06/10/2025	900,000	919,567
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	993,471
Fifth Third Bancorp (Banks)		4.500%	06/01/2018	1,750,000	1,805,204
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,800,000	1,743,500
KeyCorp (Banks)		5.100%	03/24/2021	500,000	546,320
Royal Bank of Scotland Group PLC (Banks)		3.875%	09/12/2023	900,000	863,267
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	1,400,000	1,411,392
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	900,000	857,597
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	982,350
Westpac Banking Corp. (Banks)	(b)	I5MS + 223.6	11/23/2031	1,800,000	1,796,269
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,400,000	1,401,861
Intercontinental Exchange, Inc. (Capital Markets)		2.750%	12/01/2020	900,000	909,175

10	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	$1,000,000	$1,020,513
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	1,250,000	1,282,649
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	988,395
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	900,000	892,777
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	1,043,315
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	925,000	930,501
Ford Motor Credit Co., LLC (Consumer Finance)		3.157%	08/04/2020	1,400,000	1,409,391
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	900,000	915,103
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	900,000	892,860
Aflac, Inc. (Insurance)		3.625%	06/15/2023	1,425,000	1,473,506
Allstate Corp. / The (Insurance)		5.200%	01/15/2042	500,000	535,499
American International Group, Inc. (Insurance)		3.875%	01/15/2035	1,400,000	1,313,000
Hartford Financial Services Group, Inc. / The (Insurance)		5.375%	03/15/2017	1,500,000	1,512,127
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,422,968
Old Republic International Corp. (Insurance)		3.875%	08/26/2026	900,000	854,857
Progressive Corp. / The (Insurance)		2.450%	01/15/2027	900,000	836,238

					33,839,381

HEALTH CARE – 7.2%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	1,425,000	1,405,939
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,053,298
Baxalta, Inc. (Biotechnology)		4.000%	06/23/2025	1,400,000	1,402,309
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	1,350,000	1,367,545
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	425,000	435,672
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.700%	04/01/2019	1,000,000	1,009,416
Johnson & Johnson (Pharmaceuticals)		2.450%	03/01/2026	1,000,000	955,016
Merck Sharp & Dohme Corp. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,082,566
Pfizer, Inc. (Pharmaceuticals)		3.000%	12/15/2026	2,700,000	2,662,643

					11,374,404

INDUSTRIALS – 8.1%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	817,868
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	1,031,723
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	948,458
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,333,475
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,425,000	1,516,790
Masco Corp. (Building Products)		4.375%	04/01/2026	1,000,000	1,017,070
Illinois Tool Works, Inc. (Machinery)		3.375%	09/15/2021	500,000	521,372
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,428,360
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	900,000	955,040
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	606,098
Penske Truck Leasing Co., LP / PTC Fiance Corp. (Road & Rail)	(a)	3.400%	11/15/2026	900,000	859,797
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	1,013,767
Sydney Airport Finance Co. Pty. Ltd. (Transportation Infrastructure)	(a)	3.625%	04/28/2026	900,000	883,683

					12,933,501

INFORMATION TECHNOLOGY – 6.4%
Harris Corp. (Communications Equip.)		2.700%	04/27/2020	900,000	898,506
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(a)	5.450%	06/15/2023	900,000	953,690
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	500,000	554,861
Fidelity National Information Services, Inc. (IT Svs.)		2.850%	10/15/2018	900,000	915,480
Intel Corp. (Semiconductors & Equip.)		4.000%	12/15/2032	1,500,000	1,544,171
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	900,000	920,955
Microsoft Corp. (Software)		4.450%	11/03/2045	900,000	956,924
Oracle Corp. (Software)		4.300%	07/08/2034	1,500,000	1,548,651
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	1,000,000	959,638
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	850,000	873,384

					10,126,260

MATERIALS – 3.4%
Airgas, Inc. (Chemicals)		3.050%	08/01/2020	900,000	919,515
CF Industries, Inc. (Chemicals)	(a)	3.400%	12/01/2021	900,000	889,688
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,400,000	1,377,674
Eastman Chemical Co. (Chemicals)		3.600%	08/15/2022	487,000	498,851
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,013,998
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	675,000	714,237

					5,413,963

11	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
REAL ESTATE – 5.0%
Boston Properties LP (Equity Real Estate Investment Trusts)		3.125%	09/01/2023	$925,000	$906,041
Camden Property Trust (Equity Real Estate Investment Trusts)		4.250%	01/15/2024	500,000	518,125
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)		3.000%	08/01/2022	1,425,000	1,426,318
HCP, Inc. (Equity Real Estate Investment Trusts)		4.000%	06/01/2025	1,500,000	1,489,163
Hospitality Properties Trust (Equity Real Estate Investment Trusts)		4.250%	02/15/2021	1,000,000	1,033,770
Simon Property Group LP (Equity Real Estate Investment Trusts)		3.750%	02/01/2024	1,475,000	1,526,944
Welltower, Inc. (Equity Real Estate Investment Trusts)		4.250%	04/01/2026	1,000,000	1,035,177

					7,935,538

TELECOMMUNICATION SERVICES – 2.7%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	900,000	866,303
AT&T, Inc. (Diversified Telecom. Svs.)		4.125%	02/17/2026	1,000,000	1,011,202
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,339,161
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	367,572
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	700,000	694,742

					4,278,980

UTILITIES – 11.2%
AEP Transmission Co., LLC (Electric Utilities)	(a)	4.000%	12/01/2046	900,000	890,860
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	1,000,000	1,070,121
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	900,000	937,770
DTE Electric Co. (Electric Utilities)		3.375%	03/01/2025	1,000,000	1,021,973
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	900,000	808,468
Duke Energy Florida, LLC (Electric Utilities)		4.550%	04/01/2020	500,000	533,807
ITC Holdings Corp. (Electric Utilities)		3.650%	06/15/2024	500,000	500,571
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,527,531
LG&E & KU Energy, LLC (Electric Utilities)		4.375%	10/01/2021	1,000,000	1,063,326
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		1.649%	09/01/2018	900,000	897,015
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	1,011,811
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,533,762
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,062,887
Southern Co. Gas Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,070,965
Southwest Gas Holdings, Inc. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,276,995
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,048,274
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,463,190

					17,719,326

Total Corporate Bonds (Cost $148,293,257)					$150,077,991

Asset-Backed Securities – 0.5%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.5%
American Airlines 2015-1 Class B Pass Through Trust (Airlines)		3.700%	05/01/2023	$771,736	$752,443

Total Asset-Backed Securities (Cost $771,736)					$752,443

U.S. Treasury Obligations – 2.8%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		2.000%	02/15/2025	$2,000,000	$1,943,888
U.S. Treasury Note		1.000%	03/15/2018	2,500,000	2,500,977

Total U.S. Treasury Obligations (Cost $4,457,798)					$4,444,865

Warrants – 0.0%		Expiration	Strike Price	Quantity	Value
HEALTH CARE – 0.0%
HealthSouth Corp. (Health Care Providers & Svs.)		01/17/2017	$41.40	656	$459

Total Warrants (Cost $0)					$459

Money Market Funds – 1.1%				Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class				1,717,119	$1,717,119

Total Money Market Funds (Cost $1,717,119)					$1,717,119

Total Investments – 98.9% (Cost $155,239,910)	(c)				$156,992,877
Other Assets in Excess of Liabilities – 1.1%					1,709,983

Net Assets – 100.0%					$158,702,860

12	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2016

Percentages are stated as a percent of net assets.

Abbreviations:

I5MS: USD ICE 5-Year Mid Swap Rate, 1.977% on 12/31/2016

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2016, the value of these securities totaled $8,311,155, or 5.2% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at December 31, 2016.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

13

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of December 31, 2016

Average Annual returns
One year	10.23%
Five years	13.05%
Ten years	6.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.77% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Omni Portfolio returned 10.23% versus 10.24% for its benchmark, which is comprised of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The near parity with the blended benchmark is the result of slight outperformance by the equity portion of the Portfolio versus the S&P 500 Index, gross of expenses, and the slight outperformance of the bond portion of the Portfolio versus the Merrill Lynch Index, gross of expenses, less the application of the Portfolio’s expenses throughout the year.

Outperformance in the equity portion of the Portfolio was led by positive stock selection in Financials and Industrials. This strong performance was somewhat offset by underperformance from an underweight to Energy and an overweight to Health Care.

The Portfolio’s top equity performers for the year were TESARO, Inc., Pioneer Natural Resources Co., Hewlett Packard Enterprise Co., Regions Financial Corp., and Time Warner, Inc. The worst performing equities were Ophthotech Corp., Allergan PLC, Treehouse Foods, Inc., Mylan NV, and Delphi Automotive PLC.(1)

The top equity contributor to the Portfolio’s performance for the year was TESARO Inc., which generated 315 basis points. The company reported positive Phase 3 data for its ovarian cancer drug. Regions Financial Corp. added 98 basis points, while KeyCorp added 83 basis points, as they both benefitted from a rise in interest rates and oil prices. Time Warner, Inc. contributed 94 basis points, as it benefited from improving industry trends during the course of the year. Anacor Pharmaceuticals Inc. added 82 basis points, as the stock benefitted from Pfizer, Inc.’s announcement to purchase the company for access to Anacor’s non-steroidal topical gel to treat eczema.(1)

Equity detractors from performance for the year included Ophthotech Corp., which fell when its drug for wet Age-Related Macular Degeneration (AMD) failed Phase 3 studies in both trials after previously reporting very successful data in its Phase 2 studies. The stock negatively impacted the Portfolio by 152 basis points. Specialty pharma companies, such as Allergan PLC and Mylan NV, had some unforeseen issues. Allergan PLC’s proposed merger with Pfizer was terminated, and concerns of weaker pricing in generic drugs outweighed Mylan’s strong growth prospects, together costing the Portfolio 148 basis points. Delphi Automotive PLC cost the Portfolio 66 basis points, as concerns over Brexit and the U.S. auto cycle pressured the stock. Finally, TreeHouse Foods, Inc. cost the Portfolio 58 basis points due to revenue misses.(1)

The bond portion of the Portfolio outperformed the Merrill Lynch Index for several reasons, including its approximate 7% overweighting in the Energy sector, and its 7% overweighting in high yield. Both overweights performed well, as the recovery in oil and commodities prices were beneficial. Relative performance of the bond portion of the Portfolio also benefitted from an approximate 7% underweighting in the Financials sector, which underperformed the broader Merrill Lynch Index. The bond portion of the Portfolio was negatively impacted by its holdings of U.S. Treasury bonds in the fourth quarter of the year, when U.S. Treasury yields rose after the November 8th election and credit spreads continued to tighten into the end of the year. Having a bond duration that was approximately 0.2 years shorter than the Merrill Lynch Index for much of the year had a marginally positive impact on relative bond performance because U.S. Treasury yields increased for the year.

The five bonds in the Portfolio that performed the best in 2016 came from the Mining and Energy sectors, which recovered in price in 2016 after the large price declines suffered by them late in 2015. These five best performing bonds were Teck Resources Ltd., Southwestern Energy Corp., Freeport-McMoRan, Inc., Murphy Oil Corporation, and Energy Transfer Partners, L.P. The five worst performing bonds in the Portfolio were Broadcom Corporation, Duke Energy Corporation, Shell International Finance B.V., Viacom Inc., and The Home Depot, Inc.

With the Republicans winning the Presidency and both houses of Congress, there will likely be dramatic changes in the future fundamentals of many areas, with particular impact on Financials, Health Care, Consumer Discretionary, and defense contractors with the Industrials sector. The Portfolio is positioned well for additional positive news for Financials, as inflation ticked up in the fourth quarter, and may continue to trend higher due to the rise in oil prices after The Organization of the Petroleum Exporting Countries (OPEC) and other major foreign oil entities cut production. Going out to the intermediate term, deregulation in Financials is a major potential positive factor, possibly in the forms of loosened controls over proprietary trading and banking fees, as well as lower capital requirements.

We also see a turn in defense and infrastructure spending playing out over the next few quarters, with the potential for stronger growth if new tax and spending initiatives pass. This would likely be at the expense of many consumer companies, especially those that are highly exposed to imported goods. While the repeal of the Affordable Care Act is clearly thought of as one of the highest-priority items on the Republican agenda, the impact to the Health Care sector is somewhat difficult to predict; thus, we have decided to reduce risk in that sector.

14	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Corporate credit quality will likely continue to decrease in 2017, as companies continue to pursue equity-friendly activities, such as increased dividends, debt-financed stock buybacks, and debt-financed merger and acquisition activity. All of these activities decrease corporate credit quality and should lead to credit spread widening eventually. However, the overwhelming demand for U.S. dollar denominated debt, and the stretch for yield in the current low interest rate environment will likely keep spreads tight for the short term. Given this outlook, we expect to overweight BBB investment grade bonds and maintain a small exposure to BB high yield bonds in 2017. Lastly, in the bond portion of Omni, we plan to maintain the Portfolio’s duration slightly short of the Merrill Lynch Index, as we prefer to take slightly more credit risk than interest rate risk, given the current economic environment.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	75.8
Corporate Bonds (4)	19.7
Asset-Backed Securities (4)	0.1
U.S. Treasury Obligations	2.7
Money Market Funds and Other Net Assets	1.7

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Amazon.com, Inc.	2.3
2. Bank of America Corp.	1.9
3. Alphabet, Inc. Class C	1.9
4. Citigroup, Inc.	1.8
5. Apple, Inc.	1.8
6. Microsoft Corp.	1.7
7. CBS Corp. Class B	1.7
8. Goldman Sachs Group, Inc. / The	1.7
9. Facebook, Inc. Class A	1.7
10. JPMorgan Chase & Co.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Information Technology	21.3
Financials	19.6
Industrials	14.4
Consumer Discretionary	14.0
Health Care	7.7
Energy	7.0
Consumer Staples	6.0
Utilities	2.1
Telecommunication Services	2.1
Materials	0.8
Real Estate	0.6

95.6

15

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 75.8%		Shares	Value
CONSUMER DISCRETIONARY – 12.0%
Delphi Automotive PLC (Auto Components)		12,942	$871,644
Starbucks Corp. (Hotels, Restaurants & Leisure)		15,356	852,565
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	1,768	1,325,770
CBS Corp. Class B (Media)		15,688	998,071
Discovery Communications, Inc. Class A (Media)	(a)	30,721	842,063
Time Warner, Inc. (Media)		9,285	896,281
Walt Disney Co. / The (Media)		6,978	727,247
PVH Corp. (Textiles, Apparel & Luxury Goods)		5,035	454,358

			6,967,999

CONSUMER STAPLES – 5.0%
General Mills, Inc. (Food Products)		13,417	828,768
Kraft Heinz Co. / The (Food Products)		8,860	773,655
Mondelez International, Inc. Class A (Food Products)		4,632	205,337
Pinnacle Foods, Inc. (Food Products)		17,505	935,642
TreeHouse Foods, Inc. (Food Products)	(a)	2,396	172,967

			2,916,369

ENERGY – 3.3%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,134	357,994
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		14,362	655,912
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		4,822	868,297

			1,882,203

FINANCIALS – 14.5%
Bank of America Corp. (Banks)		49,994	1,104,867
Citigroup, Inc. (Banks)		17,956	1,067,125
JPMorgan Chase & Co. (Banks)		11,200	966,448
KeyCorp (Banks)		45,994	840,310
Regions Financial Corp. (Banks)		58,213	835,939
Bank of New York Mellon Corp. / The (Capital Markets)		18,374	870,560
Goldman Sachs Group, Inc. / The (Capital Markets)		4,112	984,618
American International Group, Inc. (Insurance)		13,507	882,142
MetLife, Inc. (Insurance)		15,472	833,786

			8,385,795

HEALTH CARE – 6.5%
Celgene Corp. (Biotechnology)	(a)	2,976	344,472
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		5,314	850,453
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		5,956	840,392
Allergan PLC (Pharmaceuticals)	(a)	3,994	838,780
Mylan NV (Pharmaceuticals)	(a)	23,886	911,251

			3,785,348

INDUSTRIALS – 13.0%
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		4,779	880,244
Raytheon Co. (Aerospace & Defense)		6,194	879,548
FedEx Corp. (Air Freight & Logistics)		5,133	955,765
Delta Air Lines, Inc. (Airlines)		10,925	537,401
AECOM (Construction & Engineering)	(a)	23,096	839,771
Quanta Services, Inc. (Construction & Engineering)	(a)	12,989	452,667
Rockwell Automation, Inc. (Electrical Equip.)		5,318	714,739
Snap-on, Inc. (Machinery)		5,197	890,090
Xylem, Inc. (Machinery)		10,653	527,537
Union Pacific Corp. (Road & Rail)		8,458	876,925

			7,554,687

INFORMATION TECHNOLOGY – 19.8%
Harris Corp. (Communications Equip.)		8,216	841,893
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	256	202,867
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	1,421	1,096,756
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	8,495	977,350
Computer Sciences Corp. (IT Svs.)		14,111	838,476
Mastercard, Inc. Class A (IT Svs.)		3,504	361,788
ASML Holding NV (Semiconductors & Equip.)		7,184	806,045
Broadcom Ltd. (Semiconductors & Equip.)		4,804	849,203
Intel Corp. (Semiconductors & Equip.)		25,266	916,398
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	3,993	391,354
QUALCOMM, Inc. (Semiconductors & Equip.)		5,273	343,800
Electronic Arts, Inc. (Software)	(a)	11,312	890,933

16	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Microsoft Corp. (Software)		16,090	$999,833
Oracle Corp. (Software)		22,404	861,434
Apple, Inc. (Tech. Hardware, Storage & Periph.)		9,211	1,066,818

			11,444,948

TELECOMMUNICATION SERVICES – 1.7%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	16,652	957,656

Total Common Stocks (Cost $38,947,759)			$43,895,005

Corporate Bonds – 19.7%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 2.0%
General Motors Co. (Automobiles)		5.000%	04/01/2035	$100,000	$97,370
General Motors Financial Co., Inc. (Automobiles)		3.200%	07/06/2021	100,000	99,077
Newell Brands, Inc. (Household Durables)		3.150%	04/01/2021	100,000	101,685
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	100,000	106,828
Comcast Corp. (Media)		5.875%	02/15/2018	75,000	78,628
Discovery Communications, LLC (Media)		3.300%	05/15/2022	75,000	74,670
Time Warner Cable, LLC (Media)		6.550%	05/01/2037	150,000	169,561
Viacom, Inc. (Media)		4.250%	09/01/2023	75,000	74,977
Viacom, Inc. (Media)		3.450%	10/04/2026	100,000	92,283
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	75,000	78,583
Home Depot, Inc. / The (Specialty Retail)		2.125%	09/15/2026	200,000	184,191

					1,157,853

CONSUMER STAPLES – 1.0%
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.700%	02/01/2036	100,000	105,152
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	150,000	151,288
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	100,000	101,174
Imperial Tobacco Finance PLC (Tobacco)	(b)	3.750%	07/21/2022	100,000	102,551
Philip Morris International, Inc. (Tobacco)		3.375%	08/11/2025	100,000	101,536

					561,701

ENERGY – 3.7%
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	100,000	105,302
Noble Holding International Ltd. (Energy Equip. & Svs.)		5.250%	03/16/2018	100,000	99,750
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		5.500%	02/01/2017	100,000	100,266
BP Capital Markets PLC (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	100,000	96,453
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	100,000	104,926
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	100,000	99,262
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.750%	01/15/2026	100,000	103,249
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3.150%	04/01/2025	100,000	97,992
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	100,000	102,213
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/01/2026	200,000	204,123
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	76,882
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	160,042
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	145,271
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.700%	12/01/2022	100,000	96,719
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	100,000	103,181
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	100,000	95,426
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.800%	01/23/2020	100,000	103,000
Spectra Energy Capital LLC (Oil, Gas & Consumable Fuels)		3.300%	03/15/2023	75,000	72,431
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	75,000	73,159
Williams Partners LP (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	96,746

					2,136,393

FINANCIALS – 5.1%
Bank of America Corp. (Banks)		3.875%	08/01/2025	150,000	152,323
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	100,000	101,533
Citigroup, Inc. (Banks)		4.400%	06/10/2025	100,000	102,174
Comerica, Inc. (Banks)		3.800%	07/22/2026	100,000	98,321
JPMorgan Chase & Co. (Banks)		3.250%	09/23/2022	100,000	101,017
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	200,000	193,722
KeyBank NA (Banks)		5.700%	11/01/2017	150,000	154,719
Royal Bank of Scotland Group PLC (Banks)		3.875%	09/12/2023	100,000	95,919
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	100,000	100,814
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	100,000	95,289
Wells Fargo & Co. (Banks)		3.500%	03/08/2022	75,000	77,086

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Westpac Banking Corp. (Banks)	(c)	I5MS + 223.6	11/23/2031	$200,000	$199,585
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	100,000	100,133
Intercontinental Exchange, Inc. (Capital Markets)		2.750%	12/01/2020	100,000	101,019
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	106,710
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	75,000	76,959
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	100,000	98,839
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	100,000	99,197
Northern Trust Corp. (Capital Markets)		3.950%	10/30/2025	75,000	78,545
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	75,000	75,446
Ford Motor Credit Co., LLC (Consumer Finance)		3.157%	08/04/2020	100,000	100,671
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	100,000	101,678
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	100,000	99,207
Aflac, Inc. (Insurance)		3.625%	06/15/2023	75,000	77,553
American International Group, Inc. (Insurance)		3.875%	01/15/2035	100,000	93,786
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	100,000	101,641
Old Republic International Corp. (Insurance)		3.875%	08/26/2026	100,000	94,984
Progressive Corp. / The (Insurance)		2.450%	01/15/2027	100,000	92,915

					2,971,785

HEALTH CARE – 1.2%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	75,000	73,997
Baxalta, Inc. (Biotechnology)		4.000%	06/23/2025	100,000	100,165
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	150,000	151,949
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	75,000	76,883
Pfizer, Inc. (Pharmaceuticals)		3.000%	12/15/2026	300,000	295,849

					698,843

INDUSTRIALS – 1.3%
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	94,846
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	75,000	79,831
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	102,026
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	100,000	106,115
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	75,000	75,762
Penske Truck Leasing Co., LP / PTL Finance Corp. (Road & Rail)	(b)	3.400%	11/15/2026	100,000	95,533
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	101,377
Sydney Airport Finance Co. Pty. Ltd. (Transportation Infrastructure)	(b)	3.625%	04/28/2026	100,000	98,187

					753,677

INFORMATION TECHNOLOGY – 1.5%
Harris Corp. (Communications Equip.)		2.700%	04/27/2020	100,000	99,834
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(b)	5.450%	06/15/2023	100,000	105,966
Fidelity National Information Services, Inc. (IT Svs.)		2.850%	10/15/2018	100,000	101,720
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	100,000	102,328
Microsoft Corp. (Software)		4.450%	11/03/2045	100,000	106,325
Oracle Corp. (Software)		4.300%	07/08/2034	100,000	103,243
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	100,000	95,964
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	150,000	154,127

					869,507

MATERIALS – 0.8%
Airgas, Inc. (Chemicals)		3.050%	08/01/2020	100,000	102,168
CF Industries, Inc. (Chemicals)		3.450%	06/01/2023	75,000	67,425
CF Industries, Inc. (Chemicals)	(b)	3.400%	12/01/2021	100,000	98,854
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	100,000	98,405
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	75,000	79,360

					446,212

REAL ESTATE – 0.6%
Boston Properties LP (Equity Real Estate Investment Trusts)		3.125%	09/01/2023	75,000	73,463
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)		3.000%	08/01/2022	75,000	75,069
HCP, Inc. (Equity Real Estate Investment Trusts)		4.000%	06/01/2025	100,000	99,278
Simon Property Group LP (Equity Real Estate Investment Trusts)		3.750%	02/01/2024	75,000	77,641

					325,451

TELECOMMUNICATION SERVICES – 0.4%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	100,000	96,256
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	64,866
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	75,000	74,437

					235,559

18	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds(Continued)		Rate	Maturity	Face Amount	Value
UTILITIES – 2.1%
AEP Transmission Co., LLC (Electric Utilities)	(b)	4.000%	12/01/2046	$100,000	$98,984
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	100,000	104,197
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	100,000	89,830
Fortis, Inc. (Electric Utilities)	(b)	3.055%	10/04/2026	100,000	93,386
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	152,753
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		1.649%	09/01/2018	100,000	99,668
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	154,142
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	75,886
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	153,376
Southwest Gas Holdings, Inc. (Gas Utilities)		3.875%	04/01/2022	75,000	76,620
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	104,514

					1,203,356

Total Corporate Bonds (Cost $11,299,734)					$11,360,337

Asset-Backed Securities – 0.1%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.1%
American Airlines 2015-1 Class B Pass Through Trust (Airlines)		3.700%	05/01/2023	$85,748	$83,605

Total Asset-Backed Securities (Cost $85,748)					$83,605

U.S. Treasury Obligations – 2.7%		Rate	Maturity	Face Amount	Value
U.S Treasury Note		2.250%	08/15/2046	$100,000	$83,867
U.S Treasury Note		2.250%	11/15/2024	200,000	198,509
U.S Treasury Note		1.500%	11/30/2019	400,000	400,629
U.S Treasury Note		1.500%	03/31/2023	400,000	383,890
U.S Treasury Note		1.375%	12/31/2018	200,000	200,603
U.S Treasury Note		1.750%	05/15/2022	300,000	295,278

Total U.S. Treasury Obligations (Cost $1,625,145)					$1,562,776

Warrants – 0.0%		Expiration	Strike Price	Quantity	Value
HEALTH CARE – 0.0%
HealthSouth Corp. (Health Care Providers & Svs.)		01/17/2017	$41.40	1,900	$1,330

Total Warrants (Cost $0)					$1,330

Money Market Funds – 1.5%				Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class				867,077	$867,077

Total Money Market Funds (Cost $867,077)					$867,077

Total Investments – 99.8% (Cost $52,825,463)	(d)				$57,770,130
Other Assets in Excess of Liabilities – 0.2%					115,383

Net Assets – 100.0%					$57,885,513

Percentages are stated as a percent of net assets.

Abbreviations:

I5MS: USD ICE 5-Year Mid Swap Rate, 1.977% on 12/31/2016

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2016, the value of these securities totaled $693,461, or 1.2% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at December 31, 2016.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

19

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term growth of capital by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of December 31, 2016

Average Annual Returns
One year	14.66%
Five years	14.03%
Ten years	7.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.81% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Capital Appreciation Portfolio returned 14.66% versus 11.96% for its benchmark, the S&P 500 Index.

In the end, 2016 was a year of surprises that ultimately resulted in strong absolute, and relative, performance for the Portfolio. The Portfolio’s return easily outpaced the Russell 3000 and S&P 500 indexes. In the first five weeks, the value of equities and commodities declined precipitously, with oil prices dropping 30% (to $26 per barrel) and the S&P 500 Index falling more than 10%, as fears of deflation risks from a potential hard landing in China roiled the markets. The U.S. dollar rallied, and yields on U.S. government bonds reached record lows for the cycle. Commodity prices and equities subsequently recouped lost ground, as markets questioned the basis for the January/February declines and turned their attention to the stability of U.S. economic growth. The Portfolio lagged during this period.

At the end of June, voters in the United Kingdom (UK) unexpectedly approved a referendum to leave the European Union. This prompted a short-lived bout of equity price weakness, along with a big rally in bonds, as markets quickly concluded that Brexit’s near-term implications on growth were minimal. Additionally, economic and growth numbers showed continued improvement in the U.S., China, Japan, and Europe. At this time, Financials started to show price gains, despite rates hitting a new low, a sign that the market was anticipating that rates hit a cyclical low and would likely move higher. It was also the starting point for the market where new leaders emerged. Many higher dividend stocks in Utilities, Consumer Staples, and Real Estate fell out of favor and underperformed, while stocks in Financials and Energy, unique companies in Consumer Discretionary, select areas of Information Technology, and

Industrials stocks led the market’s advance. The market also broadened out, showing significantly less price correlation within sectors and industries, another sign that differentiated fundamentals were being rewarded.

November brought the greatest surprise of the year, as Republican candidate Donald Trump won the 2016 U.S. presidential election along with the Republicans gaining a majority in the House and the Senate. Trump’s unexpected victory produced a momentary spasm in global equity markets, but that quickly turned into a rally that lasted through the end of the year.

In late November, after more than two tumultuous years in which the price of oil fluctuated from more than $110 to $26 per barrel, the Organization of the Petroleum Exporting Countries (OPEC) agreed to cut production quotas. In the agreement’s wake, oil prices settled in above $50 through the end of the year. Our positions in the Energy sector led relative performance for the year, due mainly to security selection as opposed to sector allocation Patterson UTI and Halliburton were standouts. Patterson–UTI Energy, Inc., an onshore contract drilling provider, executed very well in a difficult environment and we expect for it to remain free cash flow positive through the trough of the drilling cycle. We also like the unique strengths of its pressure pumping franchise as competitors exit the business. Halliburton Co. is one of the top oil service players that has benefited from market share gains. We believe it will maintain its strong position in a production led cyclical recovery, as the large independent producers look to consolidate and limit their oil service providers to the well-capitalized and better equipped technology leaders.(1)

Stock selection in Consumer Discretionary was also a key contributor. In this sector, lululemon athletica, Inc. benefited from growth in revenues and gross margins, as well as inventory control. While we continue to like the strength of the brand and management’s ability to execute, we eliminated the position as the reward to risk ratio narrowed given strong share price performance.(1)

DigitalGlobe, Inc. launched its WorldView-4 sensor, bringing its current constellation to five satellites, with all of them representing the most powerful unclassified satellites in the world. We believe this extends DigitalGlobe’s competitive lead and will provide expanded opportunity for additional revenue growth over the next several years. We view the company as having impressive operating leverage in its business model, which drives significant free cash flow generation.(1)

A better outlook for a fiscal spending stimulus, higher rates, better economic growth, and regulatory relief benefited a number of Financials positions, most notably Morgan Stanley and Goldman Sachs Group, Inc. We view Morgan Stanley’s transition, from a firm focused on institutional capital markets, to one with more than half of its business in less volatile and higher margin wealth/asset management, as significantly reducing its risk profile. We believe Goldman Sachs’s strong capital base and leading global positions in investment banking, capital markets, trading, private equity, and asset management provide attractive exposure to long-term global economic expansion. Goldman Sachs has proven to be one of the best managed capital markets players.(1)

On balance, there were a few individual holdings that did not perform as expected. However, it is worth noting that the majority of losses in these positions happened at the beginning of the year. While the sector was essentially neutral to the index for the year, a number of Health Care holdings were among the Portfolio’s worst performers.(1)

20	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

After several acquisitions, Allergan PLC has grown in size and scope, and is now, we believe, on track to be a global leader in growth pharmaceutical. Although the company has hit bumps in the road and its transformation is a work in progress, we believe that Allergan’s development pipeline could be meaningfully more productive than investors currently assume. Also, its balance sheet allows for significant strategic capital deployment, which would be an additional factor to drive its earnings trajectory.(1)

Shares of Mylan NV fell on its proposed acquisition of Meda Aktiebolag, as many investors struggled to justify the high price offered. While Mylan does have a solid and diverse base business (especially its EpiPen product), we think the poorly received Meda deal could be an overhang to share price performance. Controversy over drug pricing was also presented an added risk and, as such, we eliminated the position well before the high profile EpiPen price controversy dominated the news.(1)

Express Scripts Holdings Co. was hurt by contract re-pricing discussions with Anthem (its largest customer). We eliminated the position due to a narrowing reward to risk ratio.(1)

Another disappointing position earlier in the year was Hertz Corp., as excess fleet and higher depreciation costs weighed on margins. Its business recovery took longer than expected and we eliminated our position.(1)

A position that lagged in the year, but one where we still have conviction is Diebold, Inc. It suffered from weakness in emerging markets and delayed conversions at large U.S. banks. We think its acquisition of Wincor Nixdorf AG will be very accretive to earnings and that its shares are undervalued, given earnings power and debt deleveraging potential.(1)

We think 2017 is set up to continue to reward our investment philosophy and process. As Trump works to get his proposals through Congress, volatility could remain high. However, if this results in greater dispersion between the best and worst performing sectors and companies within sectors, the fundamentals of our holdings should be rewarded.

It is possible that we will see sweeping change from Trump’s agenda. From a regulatory perspective, the repeal of the Affordable Care Act, easing of requirements for Energy and Energy Infrastructure companies, and less onerous interpretation and enforcement of Dodd Frank and the Volcker Rule should bode well for select Energy, Health Care and Financials companies.

In terms of our Portfolio positioning, we expect less regulatory burden to have an immediate positive effect on Financials. While the final months of 2016 saw a steep move for the group, we think we are at a major inflection point, with valuation and earnings expansion having just begun. Additionally, business confidence will most certainly benefit from proposed corporate tax cuts, repatriation rule changes, and incentives to increased capital spending in the U.S.

The recent OPEC meeting and production cut agreement within both OPEC and non-OPEC producing countries (mainly Russia) indicates that these foreign national oil and gas producers are acting rationally and are unwilling to let their country’s finances degrade further under the burden of low prices. This provides a floor under oil prices and could potentially be a catalyst for a gradual move higher. The potential move higher is further supported by the roll-over in U.S. shale production and the inventory build that unwound in 2016.

While we are confident on the outlook for our Portfolio positions, as always, it is critical to differentiate between “the rising tide lifts all boats” companies versus the reality that success will likely be driven by companies with differentiated fundamentals along with catalysts for better earnings growth.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

21

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	93.4
Money Market Funds and Other Net Assets	6.6

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Goldman Sachs Group, Inc. / The	2.5
2. Microsoft Corp.	2.2
3. Halliburton Co.	2.1
4. JPMorgan Chase & Co.	2.1
5. MetLife, Inc.	2.0
6. Bank of America Corp.	2.0
7. General Electric Co.	1.9
8. MGM Resorts International	1.9
9. Union Pacific Corp.	1.9
10. Apple, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Discretionary	19.0
Information Technology	18.0
Financials	15.0
Industrials	12.0
Health Care	11.9
Energy	9.6
Materials	2.4
Consumer Staples	2.4
Real Estate	1.4
Utilities	1.0
Telecommunication Services	0.7

93.4

22

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 93.4%		Shares	Value
CONSUMER DISCRETIONARY – 19.0%
Carnival Corp. (Hotels, Restaurants & Leisure)		60,995	$3,175,400
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	60,868	3,363,566
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	129,938	3,746,113
SeaWorld Entertainment, Inc. (Hotels, Restaurants & Leisure)		89,093	1,686,530
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		217,732	2,943,737
CalAtlantic Group, Inc. (Household Durables)		86,762	2,950,776
Toll Brothers, Inc. (Household Durables)	(a)	49,023	1,519,713
Comcast Corp. Class A (Media)		48,023	3,315,988
Live Nation Entertainment, Inc. (Media)	(a)	116,608	3,101,773
Twenty-First Century Fox, Inc. Class A (Media)		94,437	2,648,013
Viacom, Inc. Class B (Media)		87,407	3,067,986
Target Corp. (Multiline Retail)		31,536	2,277,845
Coach, Inc. (Textiles, Apparel & Luxury Goods)		98,052	3,433,781

			37,231,221

CONSUMER STAPLES – 2.4%
Conagra Brands, Inc. (Food Products)		45,341	1,793,237
Mondelez International, Inc. Class A (Food Products)		48,457	2,148,099
Turning Point Brands, Inc. (Tobacco)	(a)	56,145	687,776

			4,629,112

ENERGY – 9.6%
Halliburton Co. (Energy Equip. & Svs.)		76,410	4,133,017
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		102,286	2,753,539
Schlumberger Ltd. (Energy Equip. & Svs.)		22,163	1,860,584
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		37,086	2,586,007
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	30,730	1,583,824
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		79,820	3,037,949
Royal Dutch Shell PLC Class A – ADR (Oil, Gas & Consumable Fuels)		51,345	2,792,141

			18,747,061

FINANCIALS – 15.0%
Bank of America Corp. (Banks)		178,499	3,944,828
Citigroup, Inc. (Banks)		49,148	2,920,866
JPMorgan Chase & Co. (Banks)		46,645	4,024,997
PNC Financial Services Group, Inc. / The (Banks)		29,562	3,457,572
Goldman Sachs Group, Inc. / The (Capital Markets)		20,174	4,830,664
Morgan Stanley (Capital Markets)		67,808	2,864,888
Synchrony Financial (Consumer Finance)		51,143	1,854,957
Voya Financial, Inc. (Diversified Financial Svs.)		37,519	1,471,495
MetLife, Inc. (Insurance)		74,414	4,010,170

			29,380,437

HEALTH CARE – 11.9%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	10,987	1,344,259
Biogen, Inc. (Biotechnology)	(a)	9,285	2,633,040
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	25,186	2,086,408
Shire PLC – ADR (Biotechnology)		15,585	2,655,372
Cigna Corp. (Health Care Providers & Svs.)		23,551	3,141,468
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	36,936	1,503,295

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Allergan PLC (Pharmaceuticals)	(a)	11,392	$2,392,434
Bristol-Myers Squibb Co. (Pharmaceuticals)		58,035	3,391,565
Merck & Co., Inc. (Pharmaceuticals)		27,223	1,602,618
Pfizer, Inc. (Pharmaceuticals)		81,391	2,643,580

			23,394,039

INDUSTRIALS – 12.0%
DigitalGlobe, Inc. (Aerospace & Defense)	(a)	84,922	2,433,015
Orbital ATK, Inc. (Aerospace & Defense)		28,165	2,470,915
United Technologies Corp. (Aerospace & Defense)		19,693	2,158,747
Mobile Mini, Inc. (Commercial Svs. & Supplies)		46,841	1,416,940
Eaton Corp. PLC (Electrical Equip.)		24,819	1,665,107
General Electric Co. (Industrial Conglomerates)		119,249	3,768,268
Dover Corp. (Machinery)		19,579	1,467,054
Ryder System, Inc. (Road & Rail)		19,013	1,415,328
Union Pacific Corp. (Road & Rail)		35,444	3,674,834
Univar, Inc. (Trading Companies & Distributors)	(a)	106,805	3,030,058

			23,500,266

INFORMATION TECHNOLOGY – 18.0%
Juniper Networks, Inc. (Communications Equip.)		75,240	2,126,282
Benchmark Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	73,477	2,241,049
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		67,655	2,448,434
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	4,258	3,286,410
CSRA, Inc. (IT Svs.)		67,447	2,147,512
Cavium, Inc. (Semiconductors & Equip.)	(a)	26,400	1,648,416
Cadence Design Systems, Inc. (Software)	(a)	56,923	1,435,598
Fortinet, Inc. (Software)	(a)	57,909	1,744,219
Guidewire Software, Inc. (Software)	(a)	36,087	1,780,172
Microsoft Corp. (Software)		69,051	4,290,829
PTC, Inc. (Software)	(a)	55,722	2,578,257
TiVo Corp. (Software)	(a)	55,047	1,150,482
Verint Systems, Inc. (Software)	(a)	59,329	2,091,347
Apple, Inc. (Tech. Hardware, Storage & Periph.)		31,058	3,597,138
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)		104,578	2,630,137

			35,196,282

MATERIALS – 2.4%
Monsanto Co. (Chemicals)		19,117	2,011,300
Constellium NV Class A (Metals & Mining)	(a)	102,903	607,128
Louisiana-Pacific Corp. (Paper & Forest Products)	(a)	113,203	2,142,933

			4,761,361

REAL ESTATE – 1.4%
CoreCivic, Inc. (Equity Real Estate Investment Trusts)		110,547	2,703,980

TELECOMMUNICATION SERVICES – 0.7%
Frontier Communications Corp. (Diversified Telecom. Svs.)		408,968	1,382,312

UTILITIES – 1.0%
PG&E Corp. (Electric Utilities)		31,446	1,910,973

Total Common Stocks (Cost $162,503,941)			$182,837,044

23	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2016

Money Market Funds – 2.1%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		4,028,799	$4,028,799

Total Money Market Funds (Cost $4,028,799)			$4,028,799

Total Investments – 95.5% (Cost $166,532,740)	(b)		$186,865,843
Other Assets in Excess of Liabilities – 4.5%			8,842,156

Net Assets – 100.0%			$195,707,999

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

24

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks long-term growth of capital by investing at least 80% of its assets in securities of foreign companies.

Performance as of December 31, 2016

Average Annual Returns
One year	-4.88%
Five years	2.87%
Ten years	-0.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.00% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the International Portfolio returned -4.88% versus 4.50% for its benchmark, the MSCI All County World ex-USA Index (Net-USD).

International equity markets’ performance was mixed over the year, as initial fears of a financial crisis in China and a downturn in commodity prices were replaced by better than expected economic data and renewing optimism as global growth improved. China stabilized, and other emerging economies showed signs of economic recovery. During the year, markets experienced volatility, as unexpected political events roiled stocks and currencies. Overall, the early downturn in equity and commodity markets was followed by a broad rally. Global growth expectations steadily improved during the second half of the year and concerns about widespread deflation subsided, partially due to The Organization of the Petroleum Exporting Countries’ (OPEC) agreement for an output cut at its November meeting. For the year, emerging markets, as measured by the MSCI Emerging Markets Index, led the non-U.S. equity market benchmarks, rising a robust 11.19%. Developed non-U.S. markets, as measured by the MSCI EAFE Index, rose 1.00% for the year, while the MSCI USA Index rose 10.89% for the year.

During the year, global equity markets were supported by accommodative monetary policy, as major central banks recommitted to price stability with new rate cuts and additional quantitative easing outside the U.S. Japan joined Sweden, Denmark, Switzerland and the European Central Bank (ECB) when it cut its benchmark rate below zero percent. Central banks followed a negative interest rate policy (NIRP) in a continued effort to fight deflation and encourage economic growth. Given the muted outlook for global growth and prices, the Federal Reserve (the “Fed”) held rates steady at its March and June Federal Open Market Committee (FOMC) meetings. The dovish FOMC policy statements indicated that the Fed would follow a slower path of interest rate increases and would be less aggressive in normalizing interest rates. Overall, the monetary policies in place were supportive of price appreciation and improving economic activity. At the end of the year, expectations were for the Fed to remain dovish, with three rate hikes expected next year. Meanwhile, in Europe and Japan, negative rates and quantitative easing were expected to remain in place for an extended period.

The European equity market, as measured by the MSCI AC Europe Index, returned 7.64% in local terms, but only returned 0.36% for U.S. dollar-based investors due to the strong U.S. dollar. In Europe, equity markets initially declined, as continued turmoil in the Middle East and the ongoing refugee crisis in the region hurt sentiment. Despite the geopolitical turmoil, the euro area aggregate manufacturing Purchasing Managers’ Index (PMI) remained in expansionary territory throughout the first half of the year. As the European market rallied back from the February lows, volatility renewed when the United Kingdom voted in favor of a referendum to leave the European Union (EU), also known as “Brexit.” Initially following the unexpected Brexit vote, global equity markets fell and the U.S. dollar strengthened. This drag on European equity markets reversed swiftly in July as economic data continued to positively surprise in the region. At the end of the year, the IFO Pan Germany Business Expectations Index remained high at 105.6, while the Markit Eurozone Manufacturing PMI rose to a one year high of 53.1, signaling a continuation of economic expansion in Europe. In contrast to the austerity measures taken to rein in spending and debt in past years, European governments have proposed budgets with more stimulative fiscal measures to promote growth and create jobs. Additionally, investors had time to digest Brexit’s economic implications on both country and corporate levels, which reduced initial uncertainty. In December, the European Central Bank announced an extension of its quantitative easing (QE) program, but also a reduction in the monthly QE purchase amount that contributed to a 6% decline in the euro in the quarter. The euro/dollar exchange rate fell to a 14-year low. Strong European economic data suggested that the EU did not have much to fear from Brexit, although political headwinds remained going into 2017.

The Japanese equity market, as measured by the MSCI Japan Index, returned -0.74% in local terms, but gained 2.38% for U.S. based investors. Despite the Bank of Japan (BoJ) lowering its benchmark rate into negative territory in an attempt to encourage economic activity and raise inflation expectations, investors grew concerned as the yen appreciated through the first three quarters of the year. A stronger and volatile yen hurt corporate profits and undermined confidence. Moreover, NIRP was negatively received, as worries about how it might undermine the banking sector led to a sell-off in Financials. Economic data was softer than anticipated at mid-year, reflecting a drop in personal consumption and weaker than expected wage growth. Japanese structural reforms under the “three arrows of Abenomics” have slowly changed the economic landscape, and persistent zero to low real economic growth continued to challenge policy makers. In an effort to boost confidence, Prime Minister Shinzo Abe announced a two and half year delay of the long awaited consumption tax hike slated for April 2017. In September, the BoJ announced a new policy framework aimed at steepening the yield curve by maintaining negative short rates and 10-year Japanese Government Bond (JGB) yields close to 0%. Additionally, the BoJ committed to expanding the monetary base until inflation exceeds 2%. Since the U.S. election, the yen reversed and sharply depreciated, making Japanese exports more attractive and boosting offshore earnings.

25	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

The Chinese equity market, as measured by MSCI China Index, rose a modest 0.90% during the year. After an uncertain start to the year, China’s equity markets stabilized and its economy appeared to grow modestly as domestic consumption, in line with new economy companies and real estate, showed strength. Real GDP growth in China remained constant at 6.7% for three straight quarters despite pressure from old economy companies, such as those in cement and steel, which have experienced a long-term secular decline as the country has continued its economic transformation from one dependent on high fixed asset investment to one reliant on consumption and services. Poor policy decisions by the central government spooked investors earlier in the year, but those fears abated as officials appeared to learn from their mistakes. The renminbi currency continued to depreciate, but in a more measured and orderly fashion than the prior year’s sudden devaluation. The impact from earlier stimulus measures appeared to be slowly taking effect. The expectation that concern about the high level of corporate debt will continue to overhang the market persisted. However, the Chinese government demonstrated that rising non-performing loan issues will be managed in an orderly fashion and policymakers added measures to contain the hot property market. As a result, there existed an expectation that economic and social stability should be maintained and that the world’s second largest economy would continue to aid growth in the rest of the Asian region.

The Latin American equity market, as measured by the MSCI EM Latin America, had a strong return of 31.04% for the year. In Latin America, the outlook for Brazil and Mexico changed significantly during the year. In Brazil, months of political crisis ended following the impeachment of President Dilma Rouseff and the swearing in of interim President Michel Temer. President Temer introduced a plan for additional economic, budgetary and social reforms aimed at countering the high inflation, rising public debt and recession that have plagued Brazil in recent years. Brazil’s central bank began a new easing cycle in the fourth quarter, with two 25 basis point rate cuts. These policies created expectations of a swing in real GDP growth, from -3.4% this year to 0.8% next year, which would be the largest of any major economy. The prospect of a brighter economic future, following an extended period of underperformance, caused Brazilian equities to be the top performing markets in the period, with the MSCI Brazil Index appreciating 66.2%. In Mexico, rising optimism early in the year turned negative in the second half. The North American Free Trade Agreement (NAFTA) faced increasing risks following the U.S. Presidential election. Despite 225 basis points of rate hikes by Banco de Mexico over the last year, the peso fell to an all-time low in the days following the election amid growing concerns about U.S.-Mexican ties. Despite strong personal consumption, driven by job creation, rising wages and remittances, expectations for economic growth in 2017 dropped from over 3% earlier in the year to about 2.0%. Mexico was one of the worst performing markets during the year, as measured by the MSCI Mexico Index, which dropped 9.2%.

As in the past, country allocation remained a key driver of performance for the year. The Portfolio maintained exposure to select healthy, high sovereign quality, developed and emerging markets.

In Japan, following the BoJ’s introduction of the NIRP in February, the sharp unexpected appreciation of the yen led to a sell-off in exporters. The Portfolio’s currency forwards (short yen versus U.S. dollar) and overweight to export sectors significantly detracted from the Portfolio’s performance. Japan was, by far, the largest relative performance detractor, as the Portfolio’s return from its overall overweight and stock selections were negative. While Japanese stocks rallied during the final quarter of the year, the U.S. dollar strength offset much of the gains, leaving many stocks negative for the full year. Among exporting companies owned, Honda Motor Company Ltd. (-15.8%) and electronic component producer Murata Manufacturing Company Ltd. (-23.9%) detracted from performance. Several Japanese companies with higher domestic growth exposure, such a Coffee shop operator Doutor Nichires Holdings Company Ltd. (20.3%) and pharmaceutical developer Shionogi & Company Ltd. (19.5%), contributed positively to performance.(1)

The Portfolio’s overall country and stock allocation to Europe also detracted from relative performance during the year. An underweight allocation to Switzerland and Spain helped performance, while overweights in Sweden, Denmark, and the Netherlands detracted from performance. The combination of market volatility surrounding Brexit, followed by a sell-off in bonds and foreign currencies, contributed to declining stock prices. The Portfolio’s allocation in Central & Eastern Europe, including Hungary, was a positive contributor, as the region benefits from strong consumer demand and European economic growth. OTP Bank PLC was an outperformer in the region (42.1%). Among the European companies in the Portfolio, detractors included: networking equipment manufacturer Ericsson LM (-47.3%), insulin producer Novo Nordisk A/S (-37.4%), and eye care retailer Grandvision NV (-21.7%). A couple of positive contributors in Europe included Volvo AB (27.9%) and Kerry Group PLC (16.4%).(1)

The Portfolio’s underweight to resource markets, including Australia, Canada and Brazil also negatively impacted performance. The Portfolio maintained underweights in these countries during the year, as their economic prospects looked subpar; however, the equity markets and currencies rebounded on a reversal in sentiment in commodities following a long period of underperformance. The exception in the Portfolio was an overweight to Norway, which is a large oil and gas producing country. Norwegian companies had a positive impact on performance. Statoil ASA (39.3%), which was one of the top performers for the year, saw revenues improve, as oil prices moved higher and were coupled with efficiency improvements and lower input prices.(1)

In Mexico, an overweight allocation detracted from performance during the reporting period as stocks and the peso experienced a sharp downturn following the U.S. elections. Consumer-related names, such as food products manufacturer Groupo Lala SAB de CV (-33.1%) and Walmart de Mexico SAB de CV (-25.5%), hurt performance.(1)

Elsewhere in Asia, the Portfolio’s country allocation and stock selection in South Korea had a positive impact on performance, as global demand for smartphones and consumer electronics boosted prices. Samsung Electronics Company Ltd. (28.8%) and electronics components manufacturer SK Hynix Inc. (54.5%) ended the year strong. Financials also contributed positively due to stable loan growth and improving asset quality. Woori Bank (23.8%) and Hana Financial Group Inc. (25.1%) were among top performers.(1)

During the year, the Portfolio used foreign exchange (FX) currency forward contracts to reduce currency exchange rate risk relative to the benchmark. The overall net returns of the currency forward positions, in aggregate, detracted 213 basis points from performance. Hedging the British pound (versus the U.S. dollar) and a short position in the Japanese yen (versus the U.S. dollar) both detracted from Portfolio performance.(1)

We continue to monitor our investment universe for signs of countries and companies with poor credit quality or unmanageable debt levels, preferring to focus on countries and companies with healthy

26	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

balance sheets and strategic expansion opportunities. As global economic growth improves and the U.S. begins its rate tightening cycle, equity markets may experience periods of volatility, particularly in emerging markets where the impact of a stronger U.S. dollar is greater. The Portfolio’s managers expect winners to maintain higher profitability and gain market share while weaker players struggle in a changing global environment. We continue to expect global financial conditions to remain accommodative for some time to come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Index consists of 23 developed and 23 emerging market country indices. The MSCI All Country World Ex-USA Index (Net-USD) excludes the impact of the United States from the MSCI All Country World Index. The returns for the MSCI All Country World Ex-USA Index (Net-USD) include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	93.4
Preferred Stocks (4)	0.6
Money Market Funds and Other Net Assets	6.0

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Statoil ASA	2.5
2. Taiwan Semiconductor Manufacturing Co. Ltd.	2.2
3. Deutsche Telekom AG	1.8
4. Novo Nordisk A/S – ADR	1.6
5. Erste Group Bank AG	1.6
6. SAP SE	1.5
7. Daimler AG	1.4
8. Vestas Wind Systems A/S	1.4
9. Allianz SE	1.3
10. Samsung Electronics Co. Ltd.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks, Preferred Stocks):

% of Net Assets
Japan	20.8
Germany	11.6
Taiwan	8.9
Denmark	7.7
Sweden	6.8
South Korea	6.5
Spain	6.5
Norway	5.7
Indonesia	4.5
Mexico	4.0

27

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 93.4%		Shares	Value
Japan – 20.8%
Aisin Seiki Co. Ltd.	(c)	38,100	$1,648,564
Alps Electric Co. Ltd.	(c)	34,600	831,367
ANA Holdings, Inc.	(c)	338,000	909,229
Bandai Namco Holdings, Inc.	(c)	16,900	465,172
Chugai Pharmaceutical Co. Ltd.	(c)	61,800	1,772,673
Daikin Industries Ltd.	(c)	7,400	677,906
Disco Corp.	(c)	9,800	1,184,830
Don Quijote Holdings Co. Ltd.	(c)	30,000	1,107,159
Doutor Nichires Holdings Co. Ltd.	(c)	36,800	675,850
Fuji Heavy Industries Ltd.	(c)	25,000	1,018,610
Hoshino Resorts REIT, Inc.	(c)	216	1,127,085
Japan Hotel REIT Investment Corp.	(c)	1,850	1,244,840
Kao Corp.	(c)	15,400	728,957
Keyence Corp.	(c)	1,000	684,250
Kubota Corp.	(c)	27,700	394,747
Kyowa Hakko Kirin Co. Ltd.	(c)	46,000	634,495
LINE Corp. – ADR	(a)	9,570	325,476
Mitsubishi Electric Corp.	(c)	41,300	574,448
Mitsubishi UFJ Financial Group, Inc.	(c)	114,700	707,392
Nidec Corp.	(c)	7,500	645,680
NSK Ltd.	(c)	62,400	720,687
NTT DOCOMO, Inc.	(c)	37,500	852,947
Osaka Gas Co. Ltd.	(c)	269,000	1,032,169
OSG Corp.	(c)	23,900	469,276
Secom Co. Ltd.	(c)	5,500	401,853
Sekisui House Ltd.	(c)	97,300	1,616,571
SMC Corp.	(c)	2,500	594,811
Sumitomo Mitsui Financial Group, Inc.	(c)	45,200	1,721,350
Suzuki Motor Corp.	(c)	14,900	523,122
Taiyo Nippon Sanso Corp.	(c)	53,700	620,347
Teijin Ltd.	(c)	28,200	569,800
Tokio Marine Holdings, Inc.	(c)	17,900	732,881
Tokyo Electron Ltd.	(c)	9,700	912,279
Yamaha Motor Co. Ltd.	(c)	61,900	1,357,408

			29,484,231

Germany – 11.0%
Allianz SE	(c)	11,300	1,864,928
BASF SE	(c)	14,500	1,343,808
Bayer AG	(c)	8,000	833,467
Covestro AG	(b)(c)	10,300	705,011
Daimler AG	(c)	27,600	2,048,350
Deutsche Telekom AG	(c)	145,202	2,491,260
HeidelbergCement AG	(c)	9,300	865,644
HOCHTIEF AG	(c)	3,000	418,839
METRO AG	(c)	21,500	714,598
ProSiebenSat.1 Media SE	(c)	10,800	415,713
SAP SE	(c)	24,900	2,153,976
Siemens AG	(c)	14,500	1,775,379

			15,630,973

Taiwan – 8.9%
Chailease Holding Co. Ltd.	(c)	280,000	477,975
Chang Hwa Commercial Bank Ltd.	(c)	1,763,400	935,974
China Life Insurance Co. Ltd.	(c)	789,600	780,713
Chunghwa Telecom Co. Ltd.	(c)	268,000	841,540
CTBC Financial Holding Co. Ltd.	(c)	644,000	352,682
Far Eastern New Century Corp.	(c)	700,000	524,219
First Financial Holding Co. Ltd.	(c)	1,695,650	902,769
Hon Hai Precision Industry Co. Ltd.	(c)	517,365	1,345,712
Lite-On Technology Corp.	(c)	572,480	860,924
Pou Chen Corp.	(c)	355,000	441,146
Powertech Technology, Inc.	(c)	146,000	394,117
President Chain Store Corp.	(c)	83,000	593,303
Taiwan Semiconductor Manufacturing Co. Ltd.	(c)	554,000	3,103,094
Uni-President Enterprises Corp.	(c)	344,000	567,209
WPG Holdings Ltd.	(c)	379,000	445,397

			12,566,774

Common Stocks (Continued)		Shares	Value
Denmark – 7.7%
Danske Bank A/S	(c)	58,000	$1,754,717
FLSmidth & Co. A/S	(c)	10,400	431,230
Genmab A/S	(a)(c)	2,600	430,697
ISS A/S	(c)	38,000	1,280,710
NKT Holding A/S	(c)	18,071	1,274,318
NNIT A/S	(b)(d)	14,500	418,832
Novo Nordisk A/S – ADR		63,800	2,287,868
Royal Unibrew A/S	(c)	11,500	443,414
Spar Nord Bank A/S	(c)	45,000	515,472
Vestas Wind Systems A/S	(c)	31,400	2,033,606

			10,870,864

Sweden – 6.8%
Cloetta AB	(d)	113,000	355,970
Hennes & Mauritz AB	(c)	50,500	1,399,916
Husqvarna AB	(c)	225,400	1,748,900
Intrum Justitia AB	(c)	19,000	640,568
Nordea Bank AB	(c)	54,800	607,218
Peab AB	(c)	147,400	1,166,627
Saab AB	(c)	19,000	708,585
Skandinaviska Enskilda Banken AB	(c)	67,900	709,568
Svenska Cellulosa AB SCA	(c)	12,200	343,387
Swedish Orphan Biovitrum AB	(a)(c)	33,000	385,316
Volvo AB	(c)	134,400	1,564,686

			9,630,741

South Korea – 6.5%
GS Holdings Corp.	(c)	17,500	782,798
Hana Financial Group, Inc.	(c)	37,000	954,972
Hanwha Chemical Corp.	(c)	16,800	342,469
Hyundai Motor Co.	(c)	3,100	373,976
Korea Electric Power Corp.	(c)	13,300	485,158
LG Uplus Corp.	(c)	78,800	746,858
Poongsan Corp.	(c)	14,000	468,464
Samsung Electronics Co. Ltd.	(c)	1,220	1,815,741
Shinhan Financial Group Co. Ltd. – ADR	(a)	14,700	553,308
SK Hynix, Inc.	(c)	20,500	754,320
SK Telecom Co. Ltd. – ADR		46,500	971,850
Woori Bank	(c)	91,300	962,192

			9,212,106

Spain – 6.5%
Abertis Infraestructuras SA	(c)	57,600	804,759
Aena SA	(b)(c)	4,800	653,957
Amadeus IT Group SA	(c)	13,500	612,281
Banco Bilbao Vizcaya Argentaria SA	(c)	95,000	640,198
Banco Santander SA – ADR		114,000	590,520
Bankinter SA	(c)	130,000	1,005,350
CaixaBank SA	(c)	120,000	395,493
Enagas SA	(c)	15,000	380,148
Iberdrola SA	(c)	140,000	916,704
Industria de Diseno Textil SA	(c)	52,000	1,771,430
Red Electrica Corp. SA	(c)	25,000	471,004
Telefonica SA – ADR		99,000	910,800

			9,152,644

Norway – 5.7%
DNB ASA	(c)	62,385	926,124
Marine Harvest ASA	(c)	61,000	1,102,909
Statoil ASA	(c)	192,600	3,515,272
Tomra Systems ASA	(c)	85,000	890,452
Yara International ASA	(c)	40,898	1,608,889

			8,043,646

Indonesia – 4.5%
Adaro Energy Tbk PT	(c)	2,780,000	347,084
Astra International Tbk PT	(c)	866,000	529,534
Bank Mandiri Persero Tbk PT	(c)	1,340,000	1,146,884
Bank Negara Indonesia Persero Tbk PT	(c)	812,000	331,507
Bank Rakyat Indonesia Persero Tbk PT	(c)	1,290,000	1,114,191

28	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
Indonesia (continued)
Gudang Garam Tbk PT	(c)	105,000	$496,979
Indofood CBP Sukses Makmur Tbk PT	(c)	782,000	496,368
Matahari Department Store Tbk PT	(c)	470,000	526,091
Telekomunikasi Indonesia Persero Tbk PT	(c)	4,900,000	1,441,541

			6,430,179

Mexico – 4.0%
Alpek SAB de CV		388,000	463,437
Alsea SAB de CV		119,807	342,262
Cemex SAB de CV – ADR	(a)	79,300	636,779
Fomento Economico Mexicano SAB de CV – ADR		7,700	586,817
Gruma SAB de CV		29,200	371,028
Grupo Aeroportuario del Sureste SAB de CV – ADR		3,900	561,171
Grupo Financiero Banorte SAB de CV		174,200	857,989
Grupo Financiero Santander Mexico SAB de CV – ADR		83,800	602,522
Infraestructura Energetica Nova SAB de CV		85,500	372,445
Wal-Mart de Mexico SAB de CV		478,000	855,480

			5,649,930

Austria – 3.8%
Erste Group Bank AG	(c)	77,900	2,277,575
OMV AG	(c)	19,500	687,447
voestalpine AG	(c)	37,600	1,470,280
Wienerberger AG	(c)	52,100	903,777

			5,339,079

Ireland – 2.9%
Bank of Ireland	(a)(c)	2,175,000	532,694
CRH PLC	(c)	50,000	1,724,627
Glanbia PLC	(c)	16,800	278,854
Kerry Group PLC	(d)	9,000	643,275
Kingspan Group PLC	(d)	14,500	393,797
Paddy Power Betfair PLC	(c)	2,600	276,658
Smurfit Kappa Group PLC	(c)	13,000	297,729

			4,147,634

Common Stocks (Continued)		Shares	Value
Hungary – 1.6%
Magyar Telekom Telecommunications PLC	(c)	240,000	$406,598
MOL Hungarian Oil & Gas PLC	(c)	9,900	694,194
OTP Bank PLC	(c)	42,000	1,199,283

			2,300,075

United States – 1.0%
Royal Caribbean Cruises Ltd.		16,850	1,382,374

Czech Republic – 0.9%
CEZ AS	(c)	39,800	666,159
Komercni banka as	(c)	15,500	534,133

			1,200,292

United Kingdom – 0.8%
Cineworld Group PLC	(c)	85,000	590,906
Dialog Semiconductor PLC	(a)(c)	11,000	462,164

			1,053,070

Total Common Stocks (Cost $129,184,164)			$132,094,612

Preferred Stocks – 0.6%		Shares	Value
Germany – 0.6%
Henkel AG & Co. KGaA	(c)	7,500	$892,799

Total Preferred Stocks (Cost $904,221)			$892,799

Money Market Funds – 4.5%		Shares	Value
State Street Institutional Treasury Plus Money Market Fund Institutional Class		868,384	$868,384
State Street Institutional U.S. Government Money Market Fund Institutional Class		5,533,355	5,533,355

Total Money Market Funds (Cost $6,401,739)			$6,401,739

Total Investments – 98.5% (Cost $136,490,124)	(e)		$139,389,150
Other Assets in Excess of Liabilities – 1.5%	(f)		2,135,759

Net Assets – 100.0%			$141,524,909

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2016, the value of these securities totaled $1,777,800, or 1.3% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $118,503,411, or 83.7% of the Portfolio’s net assets.

(d)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,811,874, or 1.3% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

29	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

(f)	Includes $432,549 of cash pledged as collateral for the following futures contracts outstanding at December 31, 2016:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	IST-Borsa Istanbul BIST 30 Index Contracts (Turkey)	February 28, 2017	538	$1,468,597	$1,452,281	$16,316	$—
Long	SGX MSCI Taiwan Index Contracts (Singapore)	January 23, 2017	42	1,443,960	1,435,815	8,145	—
Long	ICE mini MSCI Emerging Markets Index Contracts (United States)	March 17, 2017	26	1,116,570	1,104,694	11,876	—
Long	ICE mini MSCI Index Contracts (United States)	March 17, 2017	47	3,937,660	3,912,677	24,983	—

				$7,966,787	$7,905,467	$61,320	$—

Sector Classifications (Common Stocks, Preferred Stocks): (Percent of net assets)

Financials	18.9%
Industrials	14.5%
Consumer Discretionary	14.3%
Information Technology	11.2%
Materials	8.5%
Consumer Staples	6.7%
Telecommunication Services	6.1%
Health Care	4.8%
Energy	4.2%
Utilities	3.1%
Real Estate	1.7%

94.0%

The accompanying notes are an integral part of these financial statements.

30

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of non-U.S. small and mid-cap companies.

Performance as of December 31, 2016

Average Annual Returns
One year	-7.54%
Five years	7.65%
Ten years	1.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.23% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the International Small-Mid Company Portfolio returned -7.54% versus 3.57% for its benchmark, the MSCI ACWI Ex USA SMID Cap Index (Net-USD).

After a weak start, global equity markets recovered, ending the year mixed, with emerging markets outperforming developed markets. Early on, market sentiment suffered from fears of a financial crisis developing in emerging markets, the continued turmoil in the Middle East, the ongoing refugee crisis in Europe and a correction in the commodities market. Equity markets’ performance bottomed by mid-February, coinciding with a rebound in oil prices and better-than-expected economic data. Throughout the year, central banks remained accommodative, as major central banks committed to price stability with new rate cuts and additional quantitative easing. In January, Japan joined Sweden, Denmark, Switzerland and the European Central Bank (ECB) when it cut its benchmark rate to below zero. Central banks are following the Negative Interest Rate Policy (NIRP) in an effort to encourage both inflation and economic growth. The U.S. Federal Reserve (Fed) held off from any policy rate increases, indicating that it would follow a slower path of rate increases as its outlook for global growth and prices remained muted.

In March, the ECB recommitted to its 1.1 trillion euro asset purchase program and began buying corporate bonds in an effort to extend the scope of asset purchases and counter deflationary forces. As the equity markets showed signs of recovery, investors’ attention shifted to the United Kingdom (UK) referendum to leave the European Union (“Brexit”) and its potential consequences. While the referendum race tightened in the months leading up to the vote, polls taken immediately before the vote suggested the UK would remain in the European Union (EU). The final decision in favor of leaving the EU surprised investors and caused equity volatility to surge. Global equity markets retreated initially, while the U.S. dollar strengthened in response to uncertainty over the future of the EU and how the negative surprise would impact the European and global economies. Given the low level of interest rates, globally, and the continuation of quantitative easing, investors were concerned that the major central banks lacked the traditional firepower required to stimulate their economies in the event of a potential downturn. Furthermore, growing populism spurred by an anti-immigration movement, persistent austerity, and lackluster domestic growth drove much of the negative sentiment towards the EU. However, the European economic outlook continued on a gradual upward trajectory. Despite geopolitical turmoil, the euro area aggregate Purchasing Managers Index (PMI) remained in expansionary territory throughout the first half. While exports to emerging markets fell, domestic demand in Europe continued to recover, helped by record low interest rates and lower energy costs. Following the initial Brexit shock, economic data releases were better than expected, both in the UK and Europe. The swift government actions and fresh stimulus measures provided market relief as the UK continues to prepare for its separation from the EU. The impact on consumer and business sentiment has been minimal. In September, the IFO Pan Germany Business Index Expectations hit a high for the year at 104.5, and Markit Eurozone Manufacturing PMI rose to 52.6, signaling economic expansion. Despite continuing concerns in some countries, fiscal policy in the Eurozone turned slightly expansionary in 2016, courtesy of extra spending on refugees and infrastructure in Germany and fiscal spend in other countries. Nonetheless, Brexit and the potential for future referendums by other EU member states will likely continue to have a negative impact on consumer and business sentiment. It is unclear what will be the future relationship of the UK to the EU, and this uncertainty may overhang the European economies and markets.

In Japan, investors grew increasingly concerned that the yen, which strengthened versus the U.S. dollar, would hurt corporate profits and undermine corporate confidence. Economic data was softer than anticipated, reflecting a drop in personal consumption and weaker than expected wage growth. The Bank of Japan (BoJ) lowered its benchmark rate into negative territory in an attempt to encourage economic activity and raise inflation expectations. However, the change in policy was negatively received, as worries about undermining the banking sector led to a sell-off in Financials. Japanese structural reforms under the “three arrows of Abenomics” are slowly changing the economic landscape; however, persistent zero to low real economic growth continues to trouble policy makers. In an effort to boost confidence, Prime Minister Shinzo Abe announced a two and half year delay of the long awaited consumption tax hike. In September, the BoJ announced a new policy framework aimed at steepening the yield curve by maintaining negative short rates and 10-year Japanese Government Bond (JGB) yields close to 0%. Additionally, the BoJ committed to expanding the monetary base until inflation exceeds 2%.

China’s economy, led by new economy companies, real estate and government spending, showed signs of stabilizing. Poor policy decisions by the central government spooked investors at the start of the year, but those fears abated as officials appeared to learn from their mistakes. As the year progressed, record bank lending contributed to concerns over China’s already high debt levels. Authorities concerned with asset bubbles imposed restrictions on real estate purchases and property lending by the banks. Additional restrictions were enacted on interbank lending to tighten liquidity. Corporate debt levels will continue to be an overhang; however, the Chinese government has demonstrated that rising non-performing loan issues will be managed in an orderly fashion. The renminbi currency

31	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

continued to depreciate, but in a more measured and orderly fashion than last year’s sudden devaluation.

In Latin America, months of political crisis in Brazil ended following the impeachment of President Rousseff and swearing in of interim President Michel Temer. President Temer has introduced a plan for additional economic and social reforms needed to counter the high inflation and economic deterioration that has plagued Brazil in recent years. Brazil’s central bank signaled its willingness to lower rates to revive growth upon the first signs that inflation was under control. In Mexico, despite 225 basis points of rate hikes by Banco de Mexico over the last year, the peso fell to an all-time low on expected rate hikes from the U.S. central bank, and on concerns over U.S. President elect Donald Trump’s anti-immigration comments and intent on renegotiating the North American Free Trade Agreement (NAFTA). On a positive note, personal consumption remains strong, driven by job creation, above trend wage growth and record level remittances from the U.S.

For the year, emerging markets led developed markets, with the MSCI Emerging Markets Index (11.19%) outperforming the MSCI EAFE Index (1.00%). Broadly, there was a wide divergence among country returns. By region, Latin America was the top performer despite the strong U.S. dollar. MSCI Peru (55.61%), MSCI Colombia (26.48%) and MSCI Chile (15.55%) outperformed, while MSCI Mexico was the only laggard (-9.16%) in the region. Emerging Asia also ended the year positively, including MSCI Thailand (26.61%), MSCI Taiwan (18.54%) and MSCI Indonesia (16.98%). Benefitting from higher commodity prices, Brazil (66.24%), Russia (54.82%), Canada (24.56%) and Australia (11.45%) outperformed. Within developed markets, European markets ended the period mostly lower. MSCI Norway (13.31%) and MSCI Austria (11.26%) were the top contributors. Laggards included MSCI Denmark (-15.77%), MSCI Italy (-10.45%), MSCI Spain (-1.02%) and MSCI U.K. (-0.10%). Finally in developed Asia, Japan was modestly positive (2.38%).

During the year, the Portfolio significantly underperformed its benchmark. On a sector level, the Portfolio’s stock selection in Financials, and stock selection and underweight to Materials, were the largest detractors from relative performance, accounting for half of the Portfolio’s underperformance. This is a sharp contrast to the prior year when those two positions were the largest contributors to the Portfolio’s outperformance. The Portfolio’s underweight to emerging markets detracted from performance, as did the overweight in the UK and the underweight in Canada.

There are a couple of overlapping themes that impacted the Portfolio’s sector and country performance. The surprise decision of Brexit had a disproportionate impact on our UK Financials holdings. In Materials, our underweight to metals and mining weighed on the Portfolio’s performance in Canada, as the majority of these companies are listed in Canada. In emerging markets, performance was bifurcated with Latin America outperforming emerging Asia by a wide margin. Brazil, where the Portfolio is underweight, was one of the strongest performing countries in our universe, as the impeachment of President Rousseff overshadowed the deteriorating economic situation.

Positive contributions came from the Information Technology and Real Estate sectors. In Information Technology, the Portfolio benefitted from positive stock selection. The Portfolio’s underweight to Real Estate, which was an underperforming sector, was the main source of outperformance in that sector. Currency forwards were an additional source of positive contribution for the Portfolio. The Portfolio used currency forwards to neutralize its exposure to the

British pound and euro, both of which depreciated against the U.S. dollar during the year.(1)

Information Technology stocks that were among top contributors include STMicroelectronics NV and Siltronic AG. Both semiconductor manufacturers continue to benefit from strong demand for consumer electronics, particularly from the growing middle class in China and other emerging market countries. Siltronic AG has also been the subject of persistent takeout speculation. Within the Consumer Discretionary sector, ASOS PLC and lululemon athletica Inc. were two of the Portfolio’s other larger positive contributors. ASOS PLC is a leading global internet fashion retail company that has been gaining market share as consumers shift from brick and mortar retailers to online. lululemon athletica Inc. continues to exhibit strong pricing power, as demand remains robust in the “athleisure” category. Gross margins also started to rebuild after a challenging 2015. (1)

As mentioned above, the Portfolio’s underweight position in the Materials sector, with a lack of exposure to mining stocks and negative stock selection, was the leading detractor. Metals and mining stocks saw substantial gains in 2016 as sentiment toward the sector troughed and subsequently turned. These gains were exacerbated by Donald Trump’s successful presidential campaign. (1)

The Portfolio’s positioning reflects our best long-term investment ideas combined with a portion of the Portfolio dedicated to tactical holdings. During the first quarter, prior to the ECB’s expansion of its monetary stimulus program, we re-established a short position in the euro. We also initiated a short position in the British pound currency to offset expected volatility from the European referendum. We increased these short positions in the second quarter. Consequently, post-Brexit and after a decline in both currencies relative to the U.S. dollar, we exited these short positions. (1)

The majority of central banks remain on hold, while the U.S. Federal Reserve raised its key interest rate by 0.25% towards the end of the reporting period. The Fed’s decision was underpinned by improving economic growth along with unemployment falling to 4.6%. As the U.S. prepares to inaugurate President-elect Trump, there is a growing expectation that the U.S. will shift to a more expansionary fiscal policy while the Fed adopts a more contractionary stance. These changes, along with the size and speed of the programs, will have an impact on interest rates, global currencies and global growth. The U.S. isn’t the only source of uncertainty, as several of Europe’s largest members will hold their own elections during this upcoming reporting period.

The Portfolio continues to be positioned towards businesses that exhibit structural growth characteristics and trade at valuations that we deem to be attractive relative to fair value. The Portfolio remains overweight Europe, where the weaker euro should help accelerate export demand. The Portfolio’s exposure to Canada was increased during the year, as opportunities in the Energy sector were found. Within emerging markets, we have further diversified our exposure away from Southeast Asia. In terms of sector positioning, the Portfolio is overweight to Information Technology, Financials and the Health Care sector, while it remains underweight to Materials and Real Estate. The sector positioning provides the Portfolio with a balance between cyclical and defensive exposures. Looking forward, we are starting to see a resurgence in the initial public offering (IPO) pipeline and will hope to participate in deals that fit our investment strategy and philosophy.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

32	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI ACWI ex USA SMID Cap Index captures mid and small cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging markets countries. With over 5,000 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S dollar denomination.

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	93.9
Closed-End Mutual Funds	0.4
Money Market Funds and Other Net Assets	5.7

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Ashtead Group PLC	1.6
2. Yoox Net-A-Porter Group SpA	1.6
3. Ipsen SA	1.5
4. London Stock Exchange Group PLC	1.4
5. Chugai Pharmaceutical Co. Ltd.	1.4
6. Rheinmetall AG	1.4
7. Techtronic Industries Co. Ltd.	1.4
8. NN Group NV	1.3
9. Daifuku Co. Ltd.	1.3
10. Horiba Ltd.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
Japan	19.9
United Kingdom	13.3
France	8.9
Germany	8.8
Canada	6.3
Italy	4.2
Netherlands	3.3
Mexico	2.8
Spain	2.8
Switzerland	2.5

33

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 93.9%		Shares	Value
Japan – 19.9%
Aisin Seiki Co. Ltd.	(c)	16,600	$718,272
Alps Electric Co. Ltd.	(c)	11,900	285,933
Chugai Pharmaceutical Co. Ltd.	(c)	33,000	946,573
Daifuku Co. Ltd.	(c)	41,200	875,286
Disco Corp.	(c)	4,300	519,874
Don Quijote Holdings Co. Ltd.	(c)	21,300	786,083
Doutor Nichires Holdings Co. Ltd.	(c)	28,400	521,580
Horiba Ltd.	(c)	18,600	858,997
Japan Hotel REIT Investment Corp.	(c)	750	504,665
JSR Corp.	(c)	30,000	472,210
Kakaku.com, Inc.	(c)	45,301	748,513
Kanamoto Co. Ltd.	(c)	19,400	512,380
Kusuri no Aoki Holdings Co., Ltd.	(d)	9,000	400,428
Kyowa Hakko Kirin Co. Ltd.	(c)	26,700	368,283
Matsumotokiyoshi Holdings Co. Ltd.	(c)	8,600	423,085
Nidec Corp.	(c)	5,300	456,280
Nitori Holdings Co. Ltd.	(c)	5,600	638,483
Shionogi & Co. Ltd.	(c)	9,300	444,474
Sompo Holdings, Inc.	(c)	17,700	597,752
Square Enix Holdings Co., Ltd.	(c)	21,200	543,548
Temp Holdings Co., Ltd.	(c)	25,600	395,897
THK Co., Ltd.	(c)	23,600	521,172
Tsuruha Holdings, Inc.	(c)	3,400	321,785
United Arrows Ltd.	(c)	13,800	380,597

			13,242,150

United Kingdom – 13.3%
Ashtead Group PLC	(c)	54,479	1,059,092
ASOS PLC	(a)(c)	12,770	780,220
Babcock International Group PLC	(c)	27,259	319,732
Booker Group PLC	(c)	268,900	581,252
Croda International PLC	(c)	9,790	385,036
Dialog Semiconductor PLC	(a)(c)	9,000	378,134
John Wood Group PLC	(c)	68,645	741,259
LivaNova PLC	(a)	17,406	782,748
London Stock Exchange Group PLC	(c)	26,782	957,218
NEX Group PLC	(d)	41,086	235,195
Pagegroup PLC	(c)	104,727	502,969
Rightmove PLC	(c)	6,968	334,718
Shawbrook Group PLC	(a)(b)(d)	118,545	397,232
St. James’s Place PLC	(c)	66,161	825,278
TP ICAP PLC	(d)	33,574	179,285
Vectura Group PLC	(a)(d)	247,633	418,406

			8,877,774

France – 8.9%
Accor SA	(c)	21,937	817,212
Advanced Accelerator Applications SA – ADR	(a)	15,527	415,503
Criteo SA – ADR	(a)	8,340	342,607
Edenred	(c)	28,567	565,641
Iliad SA	(c)	3,040	583,824
Ipsen SA	(c)	13,537	978,116
Publicis Groupe SA	(c)	8,665	597,058
Teleperformance	(c)	6,508	652,465
Television Francaise 1	(c)	49,920	495,474
Zodiac Aerospace	(c)	22,290	511,132

			5,959,032

Germany – 8.8%
Deutsche Boerse AG	(c)	6,680	535,967
Deutsche Pfandbriefbank AG	(b)(c)	38,046	364,413
Deutz AG	(c)	113,365	636,051
GEA Group AG	(c)	11,609	465,874
HeidelbergCement AG	(c)	8,912	829,529
Kloeckner & Co. SE	(a)(c)	50,439	629,836
OSRAM Licht AG	(c)	9,256	484,694
Rheinmetall AG	(c)	13,654	916,330
SAF-Holland SA	(c)	39,655	568,430
Siltronic AG	(a)(c)	9,930	459,248

			5,890,372

Common Stocks (Continued)		Shares	Value
Canada – 6.3%
Canadian Western Bank		26,900	$607,862
Eldorado Gold Corp.	(a)	143,734	462,467
Hudson’s Bay Co.		29,981	294,529
Mitel Networks Corp.	(a)	93,434	634,654
North West Co., Inc. / The		25,220	516,929
Pason Systems, Inc.		42,100	615,830
Precision Drilling Corp.	(a)	93,000	507,027
Whitecap Resources, Inc.		59,000	534,346

			4,173,644

Italy – 4.2%
Anima Holding SpA	(b)(c)	68,836	373,134
Enav SpA	(a)(b)(c)	124,071	428,150
Infrastrutture Wireless Italiane SpA	(b)(d)	137,519	637,231
Massimo Zanetti Beverage Group SpA	(b)(d)	44,835	327,773
Yoox Net-A-Porter Group SpA	(a)(c)	36,995	1,046,110

			2,812,398

Netherlands – 3.3%
ABN AMRO Group NV	(b)(c)	28,100	622,183
GrandVision NV	(b)(c)	13,138	288,878
Intertrust NV	(b)(c)	23,593	414,782
NN Group NV	(c)	26,347	891,913

			2,217,756

Mexico – 2.8%
Gruma SAB de CV		49,200	625,157
Grupo Aeroportuario del Sureste SAB de CV – ADR		4,545	653,980
Infraestructura Energetica Nova SAB de CV		135,249	589,155

			1,868,292

Spain – 2.8%
Cellnex Telecom SA	(b)(c)	53,333	765,549
Cia de Distribucion Integral Logista Holdings SA	(c)	20,630	477,360
Merlin Properties Socimi SA	(c)	56,000	607,607

			1,850,516

Switzerland – 2.5%
Julius Baer Group Ltd.	(c)	15,369	680,873
STMicroelectronics NV	(c)	44,200	500,983
Tecan Group AG	(c)	3,200	499,041

			1,680,897

United States – 2.4%
Nexteer Automotive Group Ltd.	(c)	661,000	782,692
Shire PLC	(c)	13,970	797,676

			1,580,368

Ireland – 2.3%
Grafton Group PLC	(c)	56,023	378,898
Kerry Group PLC	(d)	8,000	571,800
Smurfit Kappa Group PLC	(c)	26,298	602,283

			1,552,981

Thailand – 2.1%
Central Pattana PCL	(c)	302,700	478,454
CH Karnchang PCL	(c)	696,000	600,876
Minor International PCL	(c)	341,000	339,661

			1,418,991

Australia – 1.9%
Link Administration Holdings Ltd.	(c)	107,986	588,734
Orica Ltd.	(c)	27,000	343,147
Viva Energy REIT	(a)(c)	193,316	334,298

			1,266,179

34	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
Hong Kong – 1.8%
Regina Miracle International Holdings Ltd.	(b)(c)	331,000	$273,740
Techtronic Industries Co. Ltd.	(c)	255,500	914,301

			1,188,041

Sweden – 1.8%
Hoist Finance AB	(b)(d)	81,309	756,365
NetEnt AB	(c)	55,000	423,249

			1,179,614

Denmark – 1.5%
Chr. Hansen Holding A/S	(c)	11,100	613,889
Nets A/S	(a)(b)(d)	20,585	360,256

			974,145

Israel – 1.3%
Caesarstone Ltd.	(a)	8,914	255,386
Nice Ltd. – ADR		8,569	589,204

			844,590

Bermuda – 1.2%
Arch Capital Group Ltd.	(a)	8,900	767,981

China – 1.2%
CT Environmental Group Ltd.	(c)	2,556,000	512,566
ZTO Express Cayman, Inc. – ADR	(a)	21,073	254,351

			766,917

Austria – 1.1%
Erste Group Bank AG	(c)	26,220	766,598

Taiwan – 0.8%
Eclat Textile Co. Ltd.	(c)	52,034	541,785

Common Stocks (Continued)		Shares	Value
Indonesia – 0.7%
Ramayana Lestari Sentosa Tbk PT	(c)	5,600,500	$495,748

South Korea – 0.7%
Korea Aerospace Industries Ltd.	(c)	8,700	481,336

Brazil – 0.3%
Alliar Medicos A Frente SA	(a)	46,739	210,381

Total Common Stocks (Cost $58,946,699)			$62,608,486

Closed-End Mutual Funds – 0.4%		Shares	Value
Sprott Physical Gold Trust	(a)	27,061	$254,103

Total Closed-End Mutual Funds (Cost $290,950)			$254,103

Money Market Funds – 5.7%		Shares	Value
State Street Institutional Treasury Plus Money Market Fund Institutional Class		697,532	$697,532
State Street Institutional U.S. Government Money Market Fund Institutional Class		3,106,301	3,106,301

Total Money Market Funds (Cost $3,803,833)			$3,803,833

Total Investments – 100% (Cost $63,041,482)	(e)		$66,666,422
Other Assets in Excess of Liabilities – 0.0%			6,568

Net Assets – 100.0%			$66,672,990

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2016, the value of these securities totaled $6,009,686, or 9.0% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $48,664,418, or 73.0% of the Portfolio’s net assets.

(d)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $4,283,971, or 6.4% of the Portfolio’s net assets.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Common Stocks): (Percent of net assets)

Industrials	20.2%
Consumer Discretionary	16.9%
Financials	14.3%
Information Technology	11.4%
Health Care	8.8%
Consumer Staples	5.6%
Materials	5.6%
Energy	3.5%
Telecommunication Services	3.0%
Real Estate	2.9%
Utilities	1.7%

93.9%

The accompanying notes are an integral part of these financial statements.

35

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of December 31, 2016

Average Annual Returns
One year	3.45%
Five years	15.06%
Ten years	8.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.94% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Aggressive Growth Portfolio returned 3.45% versus 7.08% for its benchmark, the Russell 1000 Growth Index, and 11.96% for its former benchmark, the S&P 500 Index.

As part of our investment strategy, we seek companies that have clear, sustainable competitive moats around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. While a few companies in the Portfolio produced disappointing results this year, we remain confident about the competitive advantages and long-term growth potential of the companies in our Portfolio.

Stock selections in the Consumer Discretionary and Information Technology sectors were the largest detractors from relative performance during the year. Our stock selection in the Health Care, Consumer Staples, and Materials sectors contributed to relative results. This is a rather concentrated Portfolio, so our out- or under-performance in a given sector is typically stock specific, rather than the result of a broader positive or negative underlying trend we are exposed to. Below, we’ve highlighted some of the Portfolio’s top contributors and detractors. (1)

We believe TD Ameritrade Holding Corp., the online broker that was the Portfolio’s largest contributor for the year, is a best-in-class asset gatherer. We also believe TD Ameritrade has a unique and differentiated business model, having outsourced the banking operations of the business to TD Bank, allowing it to run a capital-light business model, generate free cash flow in excess of net income, and deliver attractive returns, in our view. Going forward, as a low-cost provider of wealth management services, we believe TD Ameritrade will continue to gain mass affluent market share and benefit from the retirement wave of Baby Boomers, as financial assets will likely move from defined contribution plans to rollover IRAs. (1)

Zoetis, Inc., a spin-off from Pfizer, Inc., develops animal health medicines and vaccines, with a focus on livestock and companion animals. The company’s products are sold in North America, Europe, Africa, Asia, Australia and Latin America. As the largest animal health company in the world, Zoetis is well positioned to benefit from several positive trends we see in the animal health industry, including stable, long-term growth and limited impact from generics. The company’s competitive advantages include scale, product breadth and distribution network. Additionally, we think the company has pricing power to drive sales growth, and that management can improve its manufacturing process and product portfolio to increase margins. (1)

Amazon.com, Inc. the online retailer, offers a wide range of products, including books, music, computers, electronics, home and garden, and numerous other products. Amazon offers personalized shopping services, web-based credit card payment and direct shipping to customers. We believe the company’s competitive advantages of a low overhead cost structure, allowing an aggressive pricing structure, and faster shipping will cause consumers to shift an increasing amount of their general merchandise spending toward it. Given that roughly 90% of retail sales are still sold offline, we believe Amazon has significant opportunities ahead, particularly as it expands into new business lines and geographies. (1)

Construction aggregate company Vulcan Materials Co. also contributed to performance. We like that there are very high barriers to entry around its business as the high weight and low value of the company’s product has necessitated operating in local markets. A difficult permitting process makes it difficult for competitors to open new mines to combat the issue of proximity to the client. (1)

WEX, Inc. provides payment processing and information management services to vehicle fleets. We believe that WEX has earned its leading market share position through differentiated back-end reporting, bill payment consolidation features and complex analytics. We like the company’s strong customer retention, international expansion and potential for growth into other lines of business. (1)

We exited our position in Norwegian Cruise Line Holdings Ltd., the largest single detractor, due to poor execution by its management during a period of time in which geopolitical factors impacted demand for its offerings. (1)

We view Regeneron Pharmaceuticals, Inc.’s Eylea drug as an advance for the treatment of wet age-related macular degeneration (AMD), a leading cause of blindness in the elderly. We believe Eylea has potency, cost and convenience advantages over the current standard of care, which has led to a strong uptake in the market. We feel Regeneron Pharmaceuticals, Inc. has a strong technology platform and an underappreciated pipeline of novel antibody drug candidates, including a potential leading therapy for a new class of cholesterol-lowering agents. (1)

36	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

E*Trade Financial Corp. is a financial services company that offers online brokerage services and related products for investors. We believe the core brokerage business is attractive and we like the progress that has been made on restructuring the balance sheet. After a period of capital return, management has turned its capital allocation toward mergers and acquisitions. We sold our position during the period.(1)

Salesforce.com, Inc. is a global cloud computing company best known for its customer relationship management (CRM) solutions. We believe the flexibility and low-cost nature of the company’s cloud-based offerings give it a competitive advantage over on-premises legacy solutions. (1)

We exited our position in Chipotle Mexican Grill, Inc., the restaurant chain, due to concerns about the pace of recovery to re-establish its reputation for food integrity after news of food-borne illnesses that were attributed to some of its stores. (1)

Some of the enthusiasm reflected in the market’s rise since the presidential election is likely warranted. The new administration’s policies could spark better near-term economic growth and real wage growth for the U.S. consumer. On the margin, we’ve made a few changes in light of the potentially improved economic landscape, increasing our exposure to a few cyclical growth companies. Some of those companies were among our top contributors to performance in the fourth quarter.

While we made a few marginal changes, the bulk of our Portfolio is still invested with companies tied to secular growth themes that should push forward independent of the macroeconomic environment. On a relative basis, these companies did not perform as well as cyclical growth companies in the fourth quarter, but we believe their long-term growth potential remains compelling.

Many of the companies we hold are tied to secular themes that are still in their early innings: the shift from offline to online spending, the shift of enterprise software from on-premises data centers to the cloud, a proliferation of connected devices in the home and business, and a growing global middle class, to name just a few. It’s important to note that these companies aren’t just exposed to such trends. We believe they have built competitive moats around their businesses that uniquely position them as the key beneficiaries or pivotal players driving these themes forward. We plan to keep a long-term perspective as we watch these trends unfold in the coming years.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Portfolio’s investment adviser and sub-adviser elected to change the Portfolio’s broad-based securities market index from the S&P 500® Index to the Russell 1000 Growth Index effective May 1, 2016. The change in the benchmark was made because the Russell 1000 Growth Index better reflects the style of the strategy.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

37	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	98.1
Money Market Funds and Other Net Assets	1.9

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	6.0
2. Alphabet, Inc. Class C	5.4
3. Zoetis, Inc.	5.1
4. Amazon.com, Inc.	4.1
5. Mastercard, Inc. Class A	4.0
6. TD Ameritrade Holding Corp.	4.0
7. Boston Scientific Corp.	3.5
8. General Electric Co.	3.5
9. Intercontinental Exchange, Inc.	3.4
10. Celgene Corp.	3.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	33.5
Health Care	24.4
Consumer Discretionary	15.7
Financials	9.1
Industrials	7.0
Materials	4.4
Consumer Staples	2.4
Real Estate	1.6

98.1

38

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 98.1%		Shares	Value
CONSUMER DISCRETIONARY – 15.7%
Tesla Motors, Inc. (Automobiles)	(a)	1,970	$420,969
Starbucks Corp. (Hotels, Restaurants & Leisure)		12,351	685,727
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	2,707	2,029,898
Ctrip.com International Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	13,847	553,880
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)	(a)	579	848,849
Lowe’s Cos., Inc. (Specialty Retail)		15,713	1,117,509
Tractor Supply Co. (Specialty Retail)		10,418	789,789
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		26,894	1,367,022

			7,813,643

CONSUMER STAPLES – 2.4%
Costco Wholesale Corp. (Food & Staples Retailing)		7,378	1,181,292

FINANCIALS – 9.1%
SVB Financial Group (Banks)	(a)	4,769	818,647
Intercontinental Exchange, Inc. (Capital Markets)		30,365	1,713,193
TD Ameritrade Holding Corp. (Capital Markets)		45,674	1,991,386

			4,523,226

HEALTH CARE – 24.4%
Celgene Corp. (Biotechnology)	(a)	13,698	1,585,544
DBV Technologies SA – ADR (Biotechnology)	(a)	8,731	306,720
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,119	777,864
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	81,735	1,767,928
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	6,939	414,258
Teleflex, Inc. (Health Care Equip. & Supplies)		4,681	754,343
athenahealth, Inc. (Health Care Technology)	(a)	6,154	647,216
Quintiles IMS Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	14,855	1,129,723
Allergan PLC (Pharmaceuticals)	(a)	7,145	1,500,521
Bristol-Myers Squibb Co. (Pharmaceuticals)		13,235	773,453
Zoetis, Inc. (Pharmaceuticals)		47,384	2,536,466

			12,194,036

INDUSTRIALS – 7.0%
General Electric Co. (Industrial Conglomerates)		55,881	1,765,840
Verisk Analytics, Inc. (Professional Svs.)	(a)	5,870	476,468
CSX Corp. (Road & Rail)		34,779	1,249,609

			3,491,917

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY – 33.5%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	3,497	$2,699,055
CoStar Group, Inc. (Internet Software & Svs.)	(a)	4,999	942,261
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	11,240	1,293,162
SPS Commerce, Inc. (Internet Software & Svs.)	(a)	8,184	571,980
Trade Desk, Inc. / The Class A (Internet Software & Svs.)	(a)	12,507	346,069
Mastercard, Inc. Class A (IT Svs.)		19,425	2,005,631
WEX, Inc. (IT Svs.)	(a)	8,444	942,350
Activision Blizzard, Inc. (Software)		31,801	1,148,334
Adobe Systems, Inc. (Software)	(a)	14,836	1,527,366
Atlassian Corp. PLC Class A (Software)	(a)	9,188	221,247
Microsoft Corp. (Software)		48,231	2,997,074
Salesforce.com, Inc. (Software)	(a)	21,330	1,460,252
Workday, Inc. Class A (Software)	(a)	8,317	549,671

			16,704,452

MATERIALS – 4.4%
Vulcan Materials Co. (Construction Materials)		9,104	1,139,366
Sealed Air Corp. (Containers & Packaging)		23,793	1,078,775

			2,218,141

REAL ESTATE – 1.6%
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		9,168	795,507

Total Common Stocks (Cost $43,095,745)			$48,922,214

Money Market Funds – 1.6%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		786,468	$786,468

Total Money Market Funds (Cost $786,468)			$786,468

Total Investments – 99.7% (Cost $43,882,213)	(b)		$49,708,682
Other Assets in Excess of Liabilities – 0.3%			157,052

Net Assets – 100.0%			$49,865,734

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

39

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small capitalization companies.

Performance as of December 31, 2016

Average Annual Returns
One year	6.40%
Five years	15.03%
Ten years	9.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.85% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Small Cap Growth Portfolio returned 6.40% versus 11.32% for its benchmark, the Russell 2000 Growth Index.

Overcoming several unexpected geopolitical developments, stocks registered steady gains in 2016. The United Kingdom’s (UK) decision to leave the European Union (EU) in June’s “Brexit” referendum jolted markets, but investors soon regained their composure and sent shares higher. Similarly, the surprise election of Donald Trump to the U.S. presidency in November pushed U.S. equity benchmarks to record levels rather than send them lower as many had feared with such an outcome.

A recovery in crude oil and other commodity prices after an early-year plunge propelled Energy and Materials stocks, resulting in the sectors being among the year’s best performers. Other cyclical sectors also registered gains, as investors expected that a Trump administration would champion pro-growth policies and fiscal initiatives in the U.S. Given the bias toward improving economic growth, historically defensive sectors lagged the broader market.

As part of our investment process, we focus on identifying companies with higher-quality business models and predictable, growing revenue streams. These companies often serve large unaddressed markets, or have sustainable competitive advantages such as high barriers to entry in their respective industry, or a differentiated product or service that gives them pricing power that should help the company grow in a variety of market and economic environments. Given our emphasis on predictability and stability, we expect our Portfolio to outperform the benchmark index in weak or uncertain economic environments, leading to outperformance over full market cycles. We underperformed the benchmark this year, due to our performance late in the year, which did not present a market environment best suited for our investment style. In sharp market rallies that are driven by expectations of a stronger economy, we are not surprised to trail the benchmark, as companies we view as economically dependent or lower quality tend to outperform.

Stock selection in the Information Technology sector was the largest detractor from relative performance. Within the sector, we tend to invest in companies providing must-have business solutions to companies outside the sector. The services these companies provide are often subscription-based and provide recurring revenues for the company. Some investors likely rotated out of these stocks to chase some of the more cyclical growth companies during the fourth quarter. We were also hurt by the performance of a couple of specific holdings within the sector. SolarEdge Technologies, Inc. was a leading detractor. We like the company because it has a unique technology that speeds up the installation process of solar power inverters, and is best suited for complex solar roof panel installations. The stock was down this year because its revenue growth rate is down from the heady clip of the past few years, but over the long term, we continue to believe that SolarEdge Technologies, Inc. is uniquely positioned to benefit from the secular tailwind of solar power adoption. (1)

SS&C Technologies Holdings, Inc. was another detractor within the sector. The company provides a number of investment and financial software-enabled services to asset managers, including many alternative managers. Weaker performance by some hedge funds has led to concerns the industry could shrink, and that has weighed on the stock. We believe the market is overlooking the fact that many of the alternative managers that SS&C Technologies services are private equity companies, or types of hedge funds that haven’t faced as much industry pressure. We continue to like the company. Most of its revenue comes from subscription services or software maintenance, which helps create a steadier and recurring revenue source. We also believe that SS&C Technologies is a logical consolidator of other hedge fund service providers that may look to get out of the business.(1)

Outside the Information Technology sector, athenahealth, Inc. was a large detractor. Late in the year, concerns about the company’s 2017 growth weighed on the stock, as did uncertainty about the Trump administration’s commitment to incentivizing health care companies to adopt better health care technology infrastructure. Late in December, the company actually issued new guidance for 2017 that was more positive. Athenahealth’s cloud-based software services for electronic health records, revenue cycle management and patient care coordination have the potential to remove inefficiency from the health care system, and the business rationale for adopting these services remains compelling, even if some of the tax incentives for health care companies to adopt new technology go away. We continue to expect a long runway of growth for the company.(1)

While the companies discussed above detracted from performance for the year, we were pleased by the results of many other stocks in the Portfolio. Nordson Corp. was a top contributor worth highlighting. The company makes adhesive dispensing systems for consumer packaged goods companies, industrial companies and original equipment manufacturers that produce mobile phones and other electronic devices. The company has increased its penetration among Asian original equipment manufacturers, which has driven growth during the year. Margin expansion has also improved the earnings outlook for the company. We believe Nordson embodies many of the characteristics we tend to look for in companies. First, the patents for its dispensing technology offer a strong

40	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

barrier to entry for would-be competitors. Secondly, the dispensing systems save companies money by reducing wasted adhesive material, which is generally a much higher-cost item for a company than the dispensing systems themselves. We believe these factors preserve a relatively strong degree of pricing power for Nordson. The aftermarket parts for its dispensing systems also provide a steady, recurring revenue stream for the company.(1)

Belden, Inc. was another top contributor. The stock rebounded in the first quarter of the year, after its earnings and guidance reassured investors about the company. A commitment to pay down some of its debt has also reassured investors. We like connector and component suppliers such as Belden. These are attractive end markets that are growing content in a number of industrial products. We also continue to be strong supporters of the firm’s management team and its focus on lean manufacturing and operational efficiencies.(1)

Biglari Holdings, Inc. owns a number of subsidiaries including Steak ‘n Shake and Cracker Barrel restaurants, and also Maxim magazine and FirstGuard Insurance, among others. We see the opportunity for the company to improve earnings as it turns around profitability at Maxim, expands margins and sells franchising rights to more of its Steak ‘n Shake stores, and potentially disposes of some of its less profitable businesses.(1)

DCP Midstream Partners LP was another contributor. The stabilization of the energy market has improved the fortunes of pipeline companies such as DCP. However, we felt the stock was overly punished during the oil market’s downturn. One of the reasons we prefer midstream companies, such as DCP, to exploration and production companies in the index is that their earnings are less dependent on oil prices. Instead, DCP’s contracts are based on volume, and the take-or-pay nature of those contracts encourages drilling companies to use pipelines such as DCP as the chosen method of transport for oil. We also like DCP for the length of its customer contracts – often five to 10 years – and the backing of its deep-pocketed sponsors, Phillips 66 and Spectra Energy.(1)

HEICO Corp. specializes in aftermarket aerospace components, which has created a steady, recurring revenue stream for the company. HEICO is the largest manufacturer of PMA parts (OEM-equivalent parts manufactured by a third party). Like OEM parts, PMA parts require Federal Aviation Administration (FAA) approval and are equivalent to the OEM parts on key specifications, but generally sell for less. Both the technical expertise required to manufacture these specially engineered, mission-critical parts and the FAA approval are high barriers to entry for HEICO’s potential competitors.(1)

The technology of Novadaq Technologies, Inc., a key detractor for the year, allows surgeons to assess blood flow and other potential complications during surgery, leading to a reduction in post-surgical complications. We believe we are in the early stages of adoption of Novadaq’s technology and that it will become widely used in operating rooms around the world. We also believe the company will find additional uses for its technology.(1)

Diplomat Pharmacy, Inc., another key detractor, is a specialty pharmaceutical company that assists other drug manufacturers with a variety of services such as pre-launch activities, building relationships with doctors, gaining authorization with insurance companies, compliance and providing client data back to manufacturers. While we are concerned about some near-term developments at the company, we like the recurring revenues associated with its business model, and also like that Diplomat is positioned to benefit from successful launches without facing the clinical risk a small biotech company faces.(1)

The November election has ushered in a new administration, and with it, a significantly improved economic outlook and a new market backdrop. For the first time in nearly a decade, the market is pricing in heady economic growth and a return to a more normalized interest rate environment. The result: stocks are up broadly, and many cyclical growth stocks and financial companies, the latter of which in some cases benefit from rising rates, have outperformed dramatically. We believe markets are reflecting a fair amount of good news rather quickly, even though the potential payoff may be further down the road. Some of the business-friendly policies proposed by the new administration could indeed provide an economic lift, but these policies will take time to implement and there is still a high level of uncertainty as to what actually gets done. We believe there is potential to disappoint the market along the way.

As new policies evolve, investors will need to be diligent in uncovering exactly which companies benefit and which may be adversely affected. For example, a new corporate tax policy could help many businesses, but if tax cuts are accompanied by a surcharge on goods that are imported for production, it could have negative consequences for Consumer Discretionary companies with global supply chains. Inflation could also have an uneven effect on businesses, and investors will need to identify companies with pricing power that can pass higher costs on to their customers. Rising interest rates are another dimension that will have varying impacts on stocks. Rate increases help some banks and other financial companies, but could be harmful for companies that have levered up their balance sheets in a low-rate environment. We look forward to navigating these challenges in 2017.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

41	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	96.3
Master Limited Partnerships (4)	2.5
Money Market Funds Less Net Liabilities	1.2

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Broadridge Financial Solutions, Inc.	2.2
2. Nice Ltd. – ADR	2.1
3. Sensient Technologies Corp.	2.1
4. Cadence Design Systems, Inc.	2.1
5. HEICO Corp. Class A	1.9
6. ServiceMaster Global Holdings, Inc.	1.9
7. SS&C Technologies Holdings, Inc.	1.8
8. Belden, Inc.	1.7
9. STERIS PLC	1.7
10. Blackbaud, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Information Technology	31.6
Health Care	20.4
Industrials	15.0
Consumer Discretionary	12.5
Financials	7.6
Materials	4.3
Consumer Staples	3.1
Real Estate	2.4
Energy	1.9

98.8

42

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 96.3%		Shares	Value
CONSUMER DISCRETIONARY – 11.3%
Gentherm, Inc. (Auto Components)	(a)	37,493	$1,269,138
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	117,523	4,427,091
Biglari Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	7,442	3,521,554
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	(b)	351,624	1,560,404
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		46,408	2,433,636
MakeMyTrip Ltd. (Internet & Direct Marketing Retail)	(a)	45,599	1,012,298
Manchester United PLC Class A (Media)		75,977	1,082,672
National CineMedia, Inc. (Media)		149,546	2,202,813
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	140,144	3,702,604
Williams-Sonoma, Inc. (Specialty Retail)		27,142	1,313,401
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		29,643	2,560,859
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		54,844	1,203,826

			26,290,296

CONSUMER STAPLES – 3.1%
Britvic PLC (Beverages)	(b)	118,984	830,790
Casey’s General Stores, Inc. (Food & Staples Retailing)		18,333	2,179,427
Amplify Snack Brands, Inc. (Food Products)	(a)	133,202	1,173,510
Ontex Group NV (Personal Products)	(b)	97,208	2,885,909

			7,069,636

ENERGY – 0.6%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	22,202	1,333,230

FINANCIALS – 7.6%
Bank of the Ozarks, Inc. (Banks)		46,551	2,448,117
Financial Engines, Inc. (Capital Markets)		63,445	2,331,604
LPL Financial Holdings, Inc. (Capital Markets)		74,323	2,616,913
MSCI, Inc. (Capital Markets)		40,234	3,169,635
Pace Holdings Corp. (Capital Markets)	(a)	84,896	912,632
WisdomTree Investments, Inc. (Capital Markets)		124,305	1,384,758
SLM Corp. (Consumer Finance)	(a)	102,923	1,134,211
RLI Corp. (Insurance)		28,851	1,821,364
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	18,652	1,890,380

			17,709,614

HEALTH CARE – 20.4%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	49,837	1,437,299
Alder Biopharmaceuticals, Inc. (Biotechnology)	(a)	36,052	749,882
Axovant Sciences Ltd. (Biotechnology)	(a)	26,341	327,155
DBV Technologies SA – ADR (Biotechnology)	(a)	37,345	1,311,930
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	34,317	2,722,711
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	102,889	1,573,173
Knight Therapeutics, Inc. (Biotechnology)	(a)	179,836	1,438,527
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	19,584	1,989,930
Puma Biotechnology, Inc. (Biotechnology)	(a)	26,249	805,844
Atrion Corp. (Health Care Equip. & Supplies)		2,092	1,061,062
Globus Medical, Inc. (Health Care Equip. & Supplies)	(a)	44,837	1,112,406
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	16,335	2,406,962
Masimo Corp. (Health Care Equip. & Supplies)	(a)	24,674	1,663,028
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	137,559	975,293
Quidel Corp. (Health Care Equip. & Supplies)	(a)	36,737	786,907
STERIS PLC (Health Care Equip. & Supplies)		58,450	3,938,945
Trinity Biotech PLC – ADR (Health Care Equip. & Supplies)	(a)	104,778	725,064
Wright Medical Group NV (Health Care Equip. & Supplies)	(a)	57,753	1,327,164
Capital Senior Living Corp. (Health Care Providers & Svs.)	(a)	78,273	1,256,282
Diplomat Pharmacy, Inc. (Health Care Providers & Svs.)	(a)	38,425	484,155

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	45,195	$1,831,301
athenahealth, Inc. (Health Care Technology)	(a)	18,387	1,933,761
HealthStream, Inc. (Health Care Technology)	(a)	26,105	653,930
Medidata Solutions, Inc. (Health Care Technology)	(a)	19,798	983,367
Bio-Techne Corp. (Life Sciences Tools & Svs.)		19,254	1,979,889
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	21,146	762,736
Patheon NV (Life Sciences Tools & Svs.)	(a)	35,302	1,013,520
Aratana Therapeutics, Inc. (Pharmaceuticals)	(a)	104,187	748,063
Catalent, Inc. (Pharmaceuticals)	(a)	132,390	3,569,234
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a)	12,365	1,381,789
Phibro Animal Health Corp. Class A (Pharmaceuticals)		42,089	1,233,208
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	44,415	2,314,021
Teligent, Inc. (Pharmaceuticals)	(a)	123,292	814,960

			47,313,498

INDUSTRIALS – 15.0%
HEICO Corp. Class A (Aerospace & Defense)		66,539	4,517,998
Sparton Corp. (Aerospace & Defense)	(a)	38,896	927,670
Echo Global Logistics, Inc. (Air Freight & Logistics)	(a)	71,006	1,778,700
AAON, Inc. (Building Products)		13,524	446,968
A.O. Smith Corp. (Building Products)		48,809	2,311,106
CSW Industrials, Inc. (Building Products)	(a)	32,365	1,192,650
EnerSys (Electrical Equip.)		30,553	2,386,189
Hillenbrand, Inc. (Machinery)		4,486	172,038
ITT, Inc. (Machinery)		34,860	1,344,550
Kennametal, Inc. (Machinery)		43,183	1,349,901
Nordson Corp. (Machinery)		21,527	2,412,100
Proto Labs, Inc. (Machinery)	(a)	26,856	1,379,056
Rexnord Corp. (Machinery)	(a)	132,581	2,597,262
Standex International Corp. (Machinery)		12,629	1,109,458
Wabtec Corp. (Machinery)		18,952	1,573,395
Advisory Board Co. / The (Professional Svs.)	(a)	65,548	2,179,471
CEB, Inc. (Professional Svs.)		38,106	2,309,224
AMERCO (Road & Rail)		4,709	1,740,399
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	28,334	2,430,774
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	21,878	759,823

			34,918,732

INFORMATION TECHNOLOGY – 31.6%
Belden, Inc. (Electronic Equip., Instr. & Comp.)		53,698	4,014,999
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,336	733,086
CTS Corp. (Electronic Equip., Instr. & Comp.)		134,103	3,003,907
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		50,265	1,549,167
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	33,555	2,554,207
Alarm.com Holdings, Inc. (Internet Software & Svs.)	(a)	41,999	1,168,832
Apptio, Inc. Class A (Internet Software & Svs.)	(a)	28,715	532,089
ChannelAdvisor Corp. (Internet Software & Svs.)	(a)	98,409	1,412,169
Cimpress NV (Internet Software & Svs.)	(a)	19,365	1,774,028
CoStar Group, Inc. (Internet Software & Svs.)	(a)	10,143	1,911,854
Envestnet, Inc. (Internet Software & Svs.)	(a)	66,665	2,349,941
Instructure, Inc. (Internet Software & Svs.)	(a)	47,994	938,283
J2 Global, Inc. (Internet Software & Svs.)		41,876	3,425,457
Zillow Group, Inc. (Internet Software & Svs.)	(a)	44,564	1,624,358
Broadridge Financial Solutions, Inc. (IT Svs.)		78,364	5,195,533
Euronet Worldwide, Inc. (IT Svs.)	(a)	49,942	3,617,299
MAXIMUS, Inc. (IT Svs.)		50,400	2,811,816
WEX, Inc. (IT Svs.)	(a)	32,882	3,669,631
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	267,520	3,413,555
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	71,676	888,782

43	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
ACI Worldwide, Inc. (Software)	(a)	41,947	$761,338
Blackbaud, Inc. (Software)		61,222	3,918,208
Cadence Design Systems, Inc. (Software)	(a)	189,709	4,784,461
Descartes Systems Group, Inc. / The (Software)	(a)	90,079	1,920,800
Guidewire Software, Inc. (Software)	(a)	24,556	1,211,347
Nice Ltd. – ADR (Software)		69,847	4,802,680
Paylocity Holding Corp. (Software)	(a)	50,753	1,523,098
RealPage, Inc. (Software)	(a)	59,473	1,784,190
SS&C Technologies Holdings, Inc. (Software)		149,383	4,272,354
Tyler Technologies, Inc. (Software)	(a)	12,953	1,849,300

			73,416,769

MATERIALS – 4.3%
HB Fuller Co. (Chemicals)		20,816	1,005,621
Sensient Technologies Corp. (Chemicals)		61,111	4,802,102
Valvoline, Inc. (Chemicals)		117,622	2,528,873
Summit Materials, Inc. Class A (Construction Materials)	(a)	72,656	1,728,477

			10,065,073

REAL ESTATE – 2.4%
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)		82,078	1,643,202
Physicians Realty Trust (Equity Real Estate Investment Trusts)		61,802	1,171,766
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		14,588	1,473,972

Common Stocks (Continued)		Shares	Value
REAL ESTATE (continued)
St. Joe Co. / The (Real Estate Mgmt. & Development)	(a)	61,731	$1,172,889

			5,461,829

Total Common Stocks (Cost $197,341,987)			$223,578,677

Master Limited Partnerships – 2.5%		Shares	Value
CONSUMER DISCRETIONARY – 1.2%
Cedar Fair LP (Hotels, Restaurants & Leisure)		44,376	$2,848,939

ENERGY – 1.3%
DCP Midstream Partners LP (Oil, Gas & Consumable Fuels)		76,167	2,923,290

Total Master Limited Partnerships (Cost $5,250,796)			$5,772,229

Money Market Funds – 1.3%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		3,079,615	$3,079,615

Total Money Market Funds (Cost $3,079,615)			$3,079,615

Total Investments – 100.1% (Cost $205,672,398)	(c)		$232,430,521
Liabilities in Excess of Other Assets – (0.1)%			(123,615)

Net Assets – 100.0%			$232,306,906

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $5,277,103, or 2.3% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of December 31, 2016

Average Annual Returns
One year	1.57%
Five years	11.26%
Ten years	4.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.94% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For year ended December 31, 2016, the Mid Cap Opportunity Portfolio returned 1.57% versus 7.33% for its benchmark, the Russell Midcap Growth Index.

Weak stock selection in the Information Technology and Consumer Discretionary sectors were the key detractors from relative performance. Positive stock selections in Financials and Real Estate helped to offset some of the underperformance, however.

The Portfolio’s top performers for the year were Ulta Salon Cosmetic & Fragrance, Inc., First Republic Bank, Medivation, Inc., Concho Resources, Inc. and Cepheid, Inc. The worst performers for the year were RH, Vertex Pharmaceuticals, Inc., L Brands, Inc., Adeptus Health, Inc. Class A and BioMarin Pharmaceutical, Inc.(1)

The Portfolio’s top contributors to returns for the year were Amphenol Corp. Class A, Ulta Salon Cosmetics & Fragrance, Inc., Xylem, Inc., First Republic Bank and PVH Corp. The top detractors for the year were LinkedIn Corp. Class A, RH, Edwards Lifesciences Corp., Sensata Technologies Holding NV and Vertex Pharmaceuticals, Inc.(1)

LinkedIn Corp., an online professional network provider, was a top detractor during the year. The company reported solid fourth quarter results. However, management’s outlook was well below market expectations and, because the company was a high multiple growth stock, the stock price fell sharply. Later in the year, Microsoft Corp. announced its acquisition of LinkedIn at a significant premium, and the share price recovered. Having previously held conviction in LinkedIn’s unique business offering, competitive position and long-term growth, we were encouraged to have our view validated through this news. We sold out of our position to fund other high conviction ideas.(1)

RH, formerly Restoration Hardware Holdings, Inc., was another top detractor from returns in 2016. During the year, the company faced headwinds of an increasingly challenging retail space, especially around the high-end consumer. Notably, during the first quarter of 2016, its shares sharply declined as the company negatively preannounced fiscal fourth quarter results with sales and earnings below market expectations. Results represented a significant reset to growth and expectations from prior periods and we subsequently decided to exit our position in the first half of the year.(1)

Xylem, Inc. was a top contributor to returns in 2016. During the year, the company reported solid quarterly results, beating market expectations for earnings and raising guidance. The company’s share price further rose in August, as it announced the purchase of Sensus, a smart water meter company. The acquisition was viewed positively by investors, as it furthered Xylem’s product offering and technological advantage. We are optimistic on Xylem’s margin expansion prospects and believe that its management team has done well to position the company for sustainable long-run growth.(1)

Ulta Salon Cosmetics & Fragrance, Inc. was also a top contributor to returns during the year. After a challenging start to 2016, momentum started picking up in the beginning of April upon its strong first quarter earnings announcement and the company being added to the S&P 500 Index. This was driven by margins, revenues and e-commerce growth that were ahead of market expectations. In our view, the company has a strong brand that continues to gain recognition. We believe Ulta Salon Cosmetics & Fragrance has an opportunity to grow market share through higher brand awareness, increasing loyalty to existing stores, expansion of new stores and e-commerce.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented includes the effects of reinvested dividends.

45	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	97.2
Money Market Funds
Less Net Liabilities	2.8

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Amphenol Corp. Class A	3.1
2. Roper Technologies, Inc.	2.9
3. Panera Bread Co. Class A	2.6
4. Xylem, Inc.	2.5
5. Ulta Salon Cosmetics & Fragrance, Inc.	2.5
6. Middleby Corp. / The	2.5
7. Intuit, Inc.	2.4
8. Intercontinental Exchange, Inc.	2.2
9. First Republic Bank	2.1
10. Ross Stores, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	19.9
Consumer Discretionary	18.2
Industrials	15.7
Health Care	13.9
Financials	10.6
Consumer Staples	7.0
Materials	5.7
Telecommunication Services	2.6
Real Estate	2.1
Energy	1.5

97.2

46

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 97.2%		Shares	Value
CONSUMER DISCRETIONARY – 18.2%
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	2,945	$1,111,207
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	8,981	1,841,913
Newell Brands, Inc. (Household Durables)		24,713	1,103,435
Expedia, Inc. (Internet & Direct Marketing Retail)		8,418	953,591
Scripps Networks Interactive, Inc. Class A (Media)		10,146	724,120
Advance Auto Parts, Inc. (Specialty Retail)		6,912	1,168,957
Five Below, Inc. (Specialty Retail)	(a)	17,517	699,979
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,557	711,894
Ross Stores, Inc. (Specialty Retail)		22,657	1,486,299
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	6,881	1,754,242
Kate Spade & Co. (Textiles, Apparel & Luxury Goods)	(a)	23,313	435,254
PVH Corp. (Textiles, Apparel & Luxury Goods)		3,970	358,253
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	18,024	453,664

			12,802,808

CONSUMER STAPLES – 7.0%
Brown-Forman Corp. Class B (Beverages)		23,429	1,052,431
Molson Coors Brewing Co. Class B (Beverages)		7,458	725,738
Monster Beverage Corp. (Beverages)	(a)	18,962	840,775
Whole Foods Market, Inc. (Food & Staples Retailing)		17,499	538,269
Blue Buffalo Pet Products, Inc. (Food Products)	(a)	45,123	1,084,757
TreeHouse Foods, Inc. (Food Products)	(a)	9,483	684,578

			4,926,548

ENERGY – 1.5%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	4,662	279,953
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,755	763,113

			1,043,066

FINANCIALS – 10.6%
Eagle Bancorp, Inc. (Banks)	(a)	18,810	1,146,470
First Republic Bank (Banks)		16,149	1,487,969
Affiliated Managers Group, Inc. (Capital Markets)	(a)	7,364	1,069,989
Intercontinental Exchange, Inc. (Capital Markets)		26,915	1,518,544
Lazard Ltd. Class A (Capital Markets)		18,120	744,551
Northern Trust Corp. (Capital Markets)		16,380	1,458,639

			7,426,162

HEALTH CARE – 13.9%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	5,186	149,564
Alkermes PLC (Biotechnology)	(a)	12,544	697,196
Exelixis, Inc. (Biotechnology)	(a)	16,706	249,086
Incyte Corp. (Biotechnology)	(a)	7,893	791,431
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	3,939	290,186
C.R. Bard, Inc. (Health Care Equip. & Supplies)		5,238	1,176,769
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	14,413	1,350,498
Nevro Corp. (Health Care Equip. & Supplies)	(a)	5,285	384,008
VCA, Inc. (Health Care Providers & Svs.)	(a)	8,006	549,612
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		23,003	1,048,017
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	2,634	337,257
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	3,307	1,384,178
Zoetis, Inc. (Pharmaceuticals)		24,715	1,322,994

			9,730,796

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 15.7%
L3 Technologies, Inc. (Aerospace & Defense)		4,522	$687,841
Fortune Brands Home & Security, Inc. (Building Products)		16,487	881,395
Hubbell, Inc. (Electrical Equip.)		6,997	816,550
Sensata Technologies Holding NV (Electrical Equip.)	(a)	23,897	930,788
Roper Technologies, Inc. (Industrial Conglomerates)		11,003	2,014,429
Fortive Corp. (Machinery)		20,203	1,083,487
IDEX Corp. (Machinery)		5,570	501,634
John Bean Technologies Corp. (Machinery)		6,257	537,789
Middleby Corp. / The (Machinery)	(a)	13,596	1,751,301
Xylem, Inc. (Machinery)		36,136	1,789,455

			10,994,669

INFORMATION TECHNOLOGY – 19.9%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		32,517	2,185,142
Match Group, Inc. (Internet Software & Svs.)	(a)	12,487	213,528
Black Knight Financial Services, Inc. Class A (IT Svs.)	(a)	32,992	1,247,098
Fidelity National Information Services, Inc. (IT Svs.)		14,107	1,067,054
Fiserv, Inc. (IT Svs.)	(a)	5,077	539,584
FleetCor Technologies, Inc. (IT Svs.)	(a)	8,296	1,174,050
Gartner, Inc. (IT Svs.)	(a)	3,401	343,739
Global Payments, Inc. (IT Svs.)		12,915	896,430
Total System Services, Inc. (IT Svs.)		14,757	723,536
Qorvo, Inc. (Semiconductors & Equip.)	(a)	9,159	482,954
Electronic Arts, Inc. (Software)	(a)	15,593	1,228,105
Intuit, Inc. (Software)		14,593	1,672,504
Mobileye NV (Software)	(a)	9,600	365,952
Red Hat, Inc. (Software)	(a)	12,303	857,519
ServiceNow, Inc. (Software)	(a)	7,464	554,874
Splunk, Inc. (Software)	(a)	8,686	444,289

			13,996,358

MATERIALS – 5.7%
Ashland Global Holdings, Inc. (Chemicals)		10,712	1,170,714
RPM International, Inc. (Chemicals)		25,566	1,376,218
Sherwin-Williams Co. / The (Chemicals)		1,335	358,768
Valvoline, Inc. (Chemicals)		11,741	252,432
Avery Dennison Corp. (Containers & Packaging)		11,906	836,039

			3,994,171

REAL ESTATE – 2.1%
Equinix, Inc. (Equity Real Estate Investment Trusts)		4,102	1,466,096

TELECOMMUNICATION SERVICES – 2.6%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(a)	16,427	925,826
SBA Communications Corp. Class A (Diversified Telecom. Svs.)	(a)	8,846	913,438

			1,839,264

Total Common Stocks (Cost $60,545,552)			$68,219,938

Money Market Funds – 3.0%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		2,134,122	$2,134,122

Total Money Market Funds (Cost $2,134,122)			$2,134,122

Total Investments – 100.2% (Cost $62,679,674)	(b)		$70,354,060
Liabilities in Excess of Other Assets – (0.2)%			(155,802)

Net Assets – 100.0%			$70,198,258

47	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2016

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

48

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index by investing more than 80% of its net assets in the securities included in the S&P 500® Index.

Performance as of December 31, 2016

Average Annual returns
One year	11.46%
Five years	14.10%
Ten years	6.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.41% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the S&P 500® Index Portfolio returned 11.46% versus 11.96% for its benchmark, the S&P 500® Index.

Ten of eleven sectors represented in the benchmark produced a positive return and contribution for the year, with Energy, Telecommunication Services, and Financials leading the way. Health Care was the only sector producing a negative return for the year.(1)

The largest contributors to the Portfolio and benchmark returns for the year were JPMorgan Chase & Co., Apple, Inc., Microsoft Corp., Exxon Mobil Corp., and AT&T, Inc. The largest detractors from the Portfolio and benchmark returns for the year were Allergan PLC, Gilead Sciences, Inc., CVS Health Corp., Bristol-Meyers Squibb Co., and Alexion Pharmaceuticals, Inc.(1)

The Portfolio is managed on a risk-controlled basis and is constructed to closely replicate its benchmark index. The expected sources of performance variance include the impact of trading daily cash flows, including trading commissions, and the operating expenses of the Portfolio.

Since May 2, 2016, the Portfolio has been sub-advised by Geode Capital Management, LLC (“Geode”). Prior to that date, the management of the Portfolio’s securities was performed by Ohio National Investments, Inc. (“ONI”), the adviser to the Portfolio.

Also, since May 2, 2016, the Portfolio has held E-mini S&P 500 Index futures contracts for the purposes of efficiently managing daily cash flows and gaining market exposure for dividend receivables. The futures position did not have a material impact on performance during the period in which Geode was the sub-adviser to the Portfolio, nor for the year ended December 31, 2016.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”) Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

49	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	98.9
Money Market Funds and Other Net Assets	1.1

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	3.2
2. Microsoft Corp.	2.5
3. Exxon Mobil Corp.	1.9
4. Johnson & Johnson	1.6
5. Berkshire Hathaway, Inc. Class B	1.6
6. JPMorgan Chase & Co.	1.6
7. Amazon.com, Inc.	1.5
8. General Electric Co.	1.4
9. Facebook, Inc. Class A	1.4
10. AT&T, Inc.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	20.5
Financials	14.6
Health Care	13.5
Consumer Discretionary	11.9
Industrials	10.2
Consumer Staples	9.3
Energy	7.5
Utilities	3.1
Real Estate	2.9
Materials	2.8
Telecommunication Services	2.6

98.9

50

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 98.9%		Shares	Value
CONSUMER DISCRETIONARY – 11.9%
BorgWarner, Inc. (Auto Components)		8,679	$342,300
Delphi Automotive PLC (Auto Components)		11,755	791,699
Goodyear Tire & Rubber Co. / The (Auto Components)		11,311	349,171
Ford Motor Co. (Automobiles)		168,807	2,047,629
General Motors Co. (Automobiles)		60,006	2,090,609
Harley-Davidson, Inc. (Automobiles)		7,705	449,510
Genuine Parts Co. (Distributors)		6,419	613,271
LKQ Corp. (Distributors)	(a)	13,236	405,683
H&R Block, Inc. (Diversified Consumer Svs.)		8,959	205,967
Carnival Corp. (Hotels, Restaurants & Leisure)		18,169	945,878
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,255	473,537
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		5,348	388,907
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		13,868	1,146,606
McDonald’s Corp. (Hotels, Restaurants & Leisure)		35,915	4,371,574
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		7,238	593,806
Starbucks Corp. (Hotels, Restaurants & Leisure)		62,957	3,495,373
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		4,698	358,786
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		3,422	296,037
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		15,027	951,660
D.R. Horton, Inc. (Household Durables)		14,602	399,073
Garmin Ltd. (Household Durables)		4,960	240,510
Harman International Industries, Inc. (Household Durables)		3,007	334,258
Leggett & Platt, Inc. (Household Durables)		5,762	281,647
Lennar Corp. Class A (Household Durables)		8,669	372,160
Mohawk Industries, Inc. (Household Durables)	(a)	2,716	542,331
Newell Brands, Inc. (Household Durables)		20,783	927,961
PulteGroup, Inc. (Household Durables)		13,138	241,476
Whirlpool Corp. (Household Durables)		3,251	590,934
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	17,059	12,792,032
Expedia, Inc. (Internet & Direct Marketing Retail)		5,192	588,150
Netflix, Inc. (Internet & Direct Marketing Retail)	(a)	18,566	2,298,471
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)	(a)	2,134	3,128,572
TripAdvisor, Inc. (Internet & Direct Marketing Retail)	(a)	4,925	228,372
Hasbro, Inc. (Leisure Products)		4,863	378,293
Mattel, Inc. (Leisure Products)		14,682	404,489
CBS Corp. Class B (Media)		16,976	1,080,013
Charter Communications, Inc. Class A (Media)	(a)	9,369	2,697,522
Comcast Corp. Class A (Media)		103,092	7,118,503
Discovery Communications, Inc. Class A (Media)	(a)	6,505	178,302
Discovery Communications, Inc. Class C (Media)	(a)	9,662	258,748
Interpublic Group of Cos., Inc. / The (Media)		17,253	403,893
News Corp. Class A (Media)		16,402	187,967
News Corp. Class B (Media)		5,163	60,923
Omnicom Group, Inc. (Media)		10,194	867,611
Scripps Networks Interactive, Inc. Class A (Media)		4,104	292,902
TEGNA, Inc. (Media)		9,237	197,579
Time Warner, Inc. (Media)		33,363	3,220,530
Twenty-First Century Fox, Inc. Class A (Media)		45,855	1,285,774
Twenty-First Century Fox, Inc. Class B (Media)		20,993	572,059
Viacom, Inc. Class B (Media)		14,966	525,307
Walt Disney Co. / The (Media)		63,324	6,599,627
Dollar General Corp. (Multiline Retail)		11,012	815,659
Dollar Tree, Inc. (Multiline Retail)	(a)	10,161	784,226
Kohl’s Corp. (Multiline Retail)		7,657	378,103
Macy’s, Inc. (Multiline Retail)		13,294	476,058
Nordstrom, Inc. (Multiline Retail)		5,009	240,081
Target Corp. (Multiline Retail)		24,315	1,756,272
Advance Auto Parts, Inc. (Specialty Retail)		3,173	536,618
AutoNation, Inc. (Specialty Retail)	(a)	2,859	139,090
AutoZone, Inc. (Specialty Retail)	(a)	1,253	989,607
Bed Bath & Beyond, Inc. (Specialty Retail)		6,652	270,337
Best Buy Co., Inc. (Specialty Retail)		11,895	507,560

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
CarMax, Inc. (Specialty Retail)	(a)	8,251	$531,282
Foot Locker, Inc. (Specialty Retail)		5,832	413,430
Gap, Inc. / The (Specialty Retail)		9,446	211,968
Home Depot, Inc. / The (Specialty Retail)		52,691	7,064,809
L Brands, Inc. (Specialty Retail)		10,353	681,642
Lowe’s Cos., Inc. (Specialty Retail)		37,695	2,680,868
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	4,091	1,138,975
Ross Stores, Inc. (Specialty Retail)		17,092	1,121,235
Signet Jewelers Ltd. (Specialty Retail)		3,000	282,780
Staples, Inc. (Specialty Retail)		28,033	253,699
Tiffany & Co. (Specialty Retail)		4,634	358,811
TJX Cos., Inc. / The (Specialty Retail)		28,212	2,119,568
Tractor Supply Co. (Specialty Retail)		5,692	431,511
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	2,526	643,978
Urban Outfitters, Inc. (Specialty Retail)	(a)	3,836	109,249
Coach, Inc. (Textiles, Apparel & Luxury Goods)		12,024	421,080
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		16,283	351,224
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	7,150	307,307
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		57,851	2,940,566
PVH Corp. (Textiles, Apparel & Luxury Goods)		3,457	311,960
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,429	219,387
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	7,905	229,640
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	7,946	200,001
V.F. Corp. (Textiles, Apparel & Luxury Goods)		14,300	762,905

			100,295,478

CONSUMER STAPLES – 9.3%
Brown-Forman Corp. Class B (Beverages)		7,861	353,116
Coca-Cola Co. / The (Beverages)		167,899	6,961,093
Constellation Brands, Inc. Class A (Beverages)		7,707	1,181,560
Dr Pepper Snapple Group, Inc. (Beverages)		7,990	724,453
Molson Coors Brewing Co. Class B (Beverages)		7,940	772,641
Monster Beverage Corp. (Beverages)	(a)	17,474	774,797
PepsiCo, Inc. (Beverages)		62,023	6,489,466
Costco Wholesale Corp. (Food & Staples Retailing)		18,879	3,022,717
CVS Health Corp. (Food & Staples Retailing)		46,140	3,640,907
Kroger Co. / The (Food & Staples Retailing)		40,897	1,411,355
Sysco Corp. (Food & Staples Retailing)		21,788	1,206,402
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		37,033	3,064,851
Wal-Mart Stores, Inc. (Food & Staples Retailing)		65,139	4,502,408
Whole Foods Market, Inc. (Food & Staples Retailing)		13,748	422,888
Archer-Daniels-Midland Co. (Food Products)		24,918	1,137,507
Campbell Soup Co. (Food Products)		8,380	506,739
Conagra Brands, Inc. (Food Products)		17,963	710,437
General Mills, Inc. (Food Products)		25,637	1,583,597
Hershey Co. / The (Food Products)		6,050	625,751
Hormel Foods Corp. (Food Products)		11,647	405,432
J.M. Smucker Co. / The (Food Products)		5,018	642,605
Kellogg Co. (Food Products)		10,870	801,228
Kraft Heinz Co. / The (Food Products)		25,824	2,254,952
McCormick & Co., Inc. (Food Products)		4,959	462,823
Mead Johnson Nutrition Co. (Food Products)		7,957	563,037
Mondelez International, Inc. Class A (Food Products)		66,855	2,963,682
Tyson Foods, Inc. Class A (Food Products)		12,581	775,996
Church & Dwight Co., Inc. (Household Products)		11,103	490,642
Clorox Co. / The (Household Products)		5,580	669,712
Colgate-Palmolive Co. (Household Products)		38,420	2,514,205
Kimberly-Clark Corp. (Household Products)		15,500	1,768,860
Procter & Gamble Co. / The (Household Products)		115,781	9,734,866
Coty, Inc. Class A (Personal Products)		20,285	371,418
Estee Lauder Cos., Inc. / The Class A (Personal Products)		9,642	737,517
Altria Group, Inc. (Tobacco)		84,372	5,705,235

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
CONSUMER STAPLES (continued)
Philip Morris International, Inc. (Tobacco)		67,121	$6,140,900
Reynolds American, Inc. (Tobacco)		35,681	1,999,563

			78,095,358

ENERGY – 7.5%
Baker Hughes, Inc. (Energy Equip. & Svs.)		18,313	1,189,796
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	9,724	345,494
Halliburton Co. (Energy Equip. & Svs.)		37,511	2,028,970
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		4,658	360,529
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		16,277	609,411
Schlumberger Ltd. (Energy Equip. & Svs.)		60,197	5,053,538
Transocean Ltd. (Energy Equip. & Svs.)	(a)	16,722	246,482
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		24,206	1,687,884
Apache Corp. (Oil, Gas & Consumable Fuels)		16,353	1,037,925
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		20,048	468,321
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	32,799	230,249
Chevron Corp. (Oil, Gas & Consumable Fuels)		81,665	9,611,970
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		4,094	556,375
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,347	841,612
ConocoPhillips (Oil, Gas & Consumable Fuels)		53,650	2,690,011
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		22,566	1,030,589
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		24,957	2,523,153
EQT Corp. (Oil, Gas & Consumable Fuels)		7,445	486,903
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		179,376	16,190,478
Hess Corp. (Oil, Gas & Consumable Fuels)		11,599	722,502
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		83,146	1,721,954
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		36,517	632,109
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		22,789	1,147,426
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		6,976	217,163
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	8,559	346,639
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		18,518	704,795
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		33,095	2,357,357
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		9,069	520,651
Phillips 66 (Oil, Gas & Consumable Fuels)		19,153	1,655,011
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		7,359	1,325,135
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8,102	278,385
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	21,266	230,098
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		30,218	1,241,658
Tesoro Corp. (Oil, Gas & Consumable Fuels)		5,070	443,371
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		19,593	1,338,594
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		29,438	916,699

			62,989,237

FINANCIALS – 14.6%
Bank of America Corp. (Banks)		437,067	9,659,181
BB&T Corp. (Banks)		35,103	1,650,543
Citigroup, Inc. (Banks)		123,262	7,325,461
Citizens Financial Group, Inc. (Banks)		22,219	791,663
Comerica, Inc. (Banks)		7,494	510,416
Fifth Third Bancorp (Banks)		32,795	884,481
Huntington Bancshares, Inc. (Banks)		46,785	618,498
JPMorgan Chase & Co. (Banks)		154,727	13,351,393
KeyCorp (Banks)		46,642	852,149
M&T Bank Corp. (Banks)		6,718	1,050,897
People’s United Financial, Inc. (Banks)		13,403	259,482
PNC Financial Services Group, Inc. / The (Banks)		21,045	2,461,423
Regions Financial Corp. (Banks)		53,415	767,039

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
SunTrust Banks, Inc. (Banks)		21,291	$1,167,811
U.S. Bancorp (Banks)		68,997	3,544,376
Wells Fargo & Co. (Banks)		195,511	10,774,611
Zions Bancorporation (Banks)		8,839	380,431
Affiliated Managers Group, Inc. (Capital Markets)	(a)	2,384	346,395
Ameriprise Financial, Inc. (Capital Markets)		6,844	759,273
Bank of New York Mellon Corp. / The (Capital Markets)		45,737	2,167,019
BlackRock, Inc. (Capital Markets)		5,258	2,000,879
Charles Schwab Corp. / The (Capital Markets)		52,179	2,059,505
CME Group, Inc. (Capital Markets)		14,674	1,692,646
E*TRADE Financial Corp. (Capital Markets)	(a)	11,793	408,627
Franklin Resources, Inc. (Capital Markets)		15,145	599,439
Goldman Sachs Group, Inc. / The (Capital Markets)		15,994	3,829,763
Intercontinental Exchange, Inc. (Capital Markets)		25,761	1,453,436
Invesco Ltd. (Capital Markets)		17,667	536,017
Moody’s Corp. (Capital Markets)		7,208	679,498
Morgan Stanley (Capital Markets)		62,379	2,635,513
Nasdaq, Inc. (Capital Markets)		4,921	330,298
Northern Trust Corp. (Capital Markets)		9,181	817,568
S&P Global, Inc. (Capital Markets)		11,211	1,205,631
State Street Corp. (Capital Markets)		15,692	1,219,582
T. Rowe Price Group, Inc. (Capital Markets)		10,539	793,165
American Express Co. (Consumer Finance)		33,258	2,463,753
Capital One Financial Corp. (Consumer Finance)		20,892	1,822,618
Discover Financial Services (Consumer Finance)		17,074	1,230,865
Navient Corp. (Consumer Finance)		13,183	216,597
Synchrony Financial (Consumer Finance)		33,968	1,232,019
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	82,102	13,380,984
Leucadia National Corp. (Diversified Financial Svs.)		13,980	325,035
Aflac, Inc. (Insurance)		17,652	1,228,579
Allstate Corp. / The (Insurance)		15,921	1,180,065
American International Group, Inc. (Insurance)		42,212	2,756,866
Aon PLC (Insurance)		11,389	1,270,215
Arthur J. Gallagher & Co. (Insurance)		7,631	396,507
Assurant, Inc. (Insurance)		2,458	228,250
Chubb Ltd. (Insurance)		20,128	2,659,311
Cincinnati Financial Corp. (Insurance)		6,454	488,890
Hartford Financial Services Group, Inc. / The (Insurance)		16,363	779,697
Lincoln National Corp. (Insurance)		9,907	656,537
Loews Corp. (Insurance)		11,914	557,933
Marsh & McLennan Cos., Inc. (Insurance)		22,335	1,509,623
MetLife, Inc. (Insurance)		47,549	2,562,416
Principal Financial Group, Inc. (Insurance)		11,526	666,894
Progressive Corp. / The (Insurance)		25,079	890,304
Prudential Financial, Inc. (Insurance)		18,605	1,936,036
Torchmark Corp. (Insurance)		4,800	354,048
Travelers Cos., Inc. / The (Insurance)		12,292	1,504,787
Unum Group (Insurance)		10,111	444,176
Willis Towers Watson PLC (Insurance)		5,592	683,790
XL Group Ltd. (Insurance)		11,714	436,464

			123,447,368

HEALTH CARE – 13.5%
AbbVie, Inc. (Biotechnology)		70,317	4,403,251
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	9,664	1,182,390
Amgen, Inc. (Biotechnology)		32,185	4,705,769
Biogen, Inc. (Biotechnology)	(a)	9,416	2,670,189
Celgene Corp. (Biotechnology)	(a)	33,543	3,882,602
Gilead Sciences, Inc. (Biotechnology)		56,995	4,081,412
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,276	1,202,587
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	10,681	786,869
Abbott Laboratories (Health Care Equip. & Supplies)		63,764	2,449,175
Baxter International, Inc. (Health Care Equip. & Supplies)		21,098	935,485
Becton Dickinson and Co. (Health Care Equip. & Supplies)		9,177	1,519,252
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	59,204	1,280,583

52	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		2,101	$367,528
C.R. Bard, Inc. (Health Care Equip. & Supplies)		3,165	711,049
Danaher Corp. (Health Care Equip. & Supplies)		26,341	2,050,383
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		10,042	579,725
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	9,258	867,475
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	11,957	479,715
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,679	1,064,771
Medtronic PLC (Health Care Equip. & Supplies)		59,413	4,231,988
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		12,379	992,672
Stryker Corp. (Health Care Equip. & Supplies)		13,458	1,612,403
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	4,028	361,634
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		8,620	889,584
Aetna, Inc. (Health Care Providers & Svs.)		15,185	1,883,092
AmerisourceBergen Corp. (Health Care Providers & Svs.)		7,210	563,750
Anthem, Inc. (Health Care Providers & Svs.)		11,405	1,639,697
Cardinal Health, Inc. (Health Care Providers & Svs.)		13,864	997,792
Centene Corp. (Health Care Providers & Svs.)	(a)	7,359	415,857
Cigna Corp. (Health Care Providers & Svs.)		11,112	1,482,230
DaVita, Inc. (Health Care Providers & Svs.)	(a)	6,854	440,027
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	5,070	320,880
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	26,692	1,836,143
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	12,659	937,019
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	3,495	530,226
Humana, Inc. (Health Care Providers & Svs.)		6,425	1,310,893
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	4,477	574,757
McKesson Corp. (Health Care Providers & Svs.)		9,784	1,374,163
Patterson Cos., Inc. (Health Care Providers & Svs.)		3,591	147,339
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		5,990	550,481
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		41,169	6,588,687
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		3,882	412,967
Cerner Corp. (Health Care Technology)	(a)	13,103	620,689
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		14,029	639,161
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	6,318	808,957
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	1,142	477,996
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		4,715	245,887
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		17,113	2,414,644
Waters Corp. (Life Sciences Tools & Svs.)	(a)	3,473	466,736
Allergan PLC (Pharmaceuticals)	(a)	16,234	3,409,302
Bristol-Myers Squibb Co. (Pharmaceuticals)		72,299	4,225,154
Eli Lilly & Co. (Pharmaceuticals)		42,049	3,092,704
Endo International PLC (Pharmaceuticals)	(a)	8,544	140,720
Johnson & Johnson (Pharmaceuticals)		117,670	13,556,761
Mallinckrodt PLC (Pharmaceuticals)	(a)	4,642	231,264
Merck & Co., Inc. (Pharmaceuticals)		119,278	7,021,896
Mylan NV (Pharmaceuticals)	(a)	19,826	756,362
Perrigo Co. PLC (Pharmaceuticals)		6,174	513,862
Pfizer, Inc. (Pharmaceuticals)		262,515	8,526,487
Zoetis, Inc. (Pharmaceuticals)		21,335	1,142,063

			113,605,136

INDUSTRIALS – 10.2%
Arconic, Inc. (Aerospace & Defense)		18,897	350,350
Boeing Co. / The (Aerospace & Defense)		24,855	3,869,426
General Dynamics Corp. (Aerospace & Defense)		12,368	2,135,459
L3 Technologies, Inc. (Aerospace & Defense)		3,330	506,526

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Lockheed Martin Corp. (Aerospace & Defense)		10,880	$2,719,347
Northrop Grumman Corp. (Aerospace & Defense)		7,648	1,778,772
Raytheon Co. (Aerospace & Defense)		12,717	1,805,814
Rockwell Collins, Inc. (Aerospace & Defense)		5,600	519,456
Textron, Inc. (Aerospace & Defense)		11,613	563,927
TransDigm Group, Inc. (Aerospace & Defense)		2,159	537,505
United Technologies Corp. (Aerospace & Defense)		33,191	3,638,397
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		6,150	450,549
Expeditors International of Washington, Inc. (Air Freight & Logistics)		7,803	413,247
FedEx Corp. (Air Freight & Logistics)		10,586	1,971,113
United Parcel Service, Inc. Class B (Air Freight & Logistics)		29,793	3,415,470
Alaska Air Group, Inc. (Airlines)		5,304	470,624
American Airlines Group, Inc. (Airlines)		22,417	1,046,650
Delta Air Lines, Inc. (Airlines)		31,824	1,565,423
Southwest Airlines Co. (Airlines)		26,729	1,332,173
United Continental Holdings, Inc. (Airlines)	(a)	12,490	910,271
Allegion PLC (Building Products)		4,133	264,512
Fortune Brands Home & Security, Inc. (Building Products)		6,634	354,654
Johnson Controls International PLC (Building Products)		40,578	1,671,408
Masco Corp. (Building Products)		14,240	450,269
Cintas Corp. (Commercial Svs. & Supplies)		3,683	425,607
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		7,986	121,307
Republic Services, Inc. (Commercial Svs. & Supplies)		10,047	573,181
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	3,665	282,352
Waste Management, Inc. (Commercial Svs. & Supplies)		17,537	1,243,549
Fluor Corp. (Construction & Engineering)		6,001	315,173
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	5,233	298,281
Quanta Services, Inc. (Construction & Engineering)	(a)	6,511	226,908
Acuity Brands, Inc. (Electrical Equip.)		1,892	436,787
AMETEK, Inc. (Electrical Equip.)		10,018	486,875
Eaton Corp. PLC (Electrical Equip.)		19,594	1,314,561
Emerson Electric Co. (Electrical Equip.)		27,734	1,546,170
Rockwell Automation, Inc. (Electrical Equip.)		5,576	749,414
3M Co. (Industrial Conglomerates)		26,046	4,651,034
General Electric Co. (Industrial Conglomerates)		382,781	12,095,880
Honeywell International, Inc. (Industrial Conglomerates)		32,990	3,821,891
Roper Technologies, Inc. (Industrial Conglomerates)		4,367	799,510
Caterpillar, Inc. (Machinery)		25,362	2,352,072
Cummins, Inc. (Machinery)		6,685	913,639
Deere & Co. (Machinery)		12,468	1,284,703
Dover Corp. (Machinery)		6,690	501,282
Flowserve Corp. (Machinery)		5,619	269,993
Fortive Corp. (Machinery)		12,958	694,938
Illinois Tool Works, Inc. (Machinery)		13,766	1,685,784
Ingersoll-Rand PLC (Machinery)		11,121	834,520
PACCAR, Inc. (Machinery)		15,107	965,337
Parker-Hannifin Corp. (Machinery)		5,770	807,800
Pentair PLC (Machinery)		7,182	402,695
Snap-on, Inc. (Machinery)		2,503	428,689
Stanley Black & Decker, Inc. (Machinery)		6,483	743,535
Xylem, Inc. (Machinery)		7,723	382,443
Dun & Bradstreet Corp. / The (Professional Svs.)		1,566	189,987
Equifax, Inc. (Professional Svs.)		5,145	608,293
Nielsen Holdings PLC (Professional Svs.)		14,478	607,352
Robert Half International, Inc. (Professional Svs.)		5,609	273,607
Verisk Analytics, Inc. (Professional Svs.)	(a)	6,771	549,602
CSX Corp. (Road & Rail)		40,533	1,456,351
J.B. Hunt Transport Services, Inc. (Road & Rail)		3,788	367,701
Kansas City Southern (Road & Rail)		4,653	394,807
Norfolk Southern Corp. (Road & Rail)		12,650	1,367,086
Ryder System, Inc. (Road & Rail)		2,305	171,584
Union Pacific Corp. (Road & Rail)		35,646	3,695,777

53	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Fastenal Co. (Trading Companies & Distributors)		12,453	$585,042
United Rentals, Inc. (Trading Companies & Distributors)	(a)	3,657	386,106
W.W. Grainger, Inc. (Trading Companies & Distributors)		2,387	554,381

			85,604,928

INFORMATION TECHNOLOGY – 20.5%
Cisco Systems, Inc. (Communications Equip.)		217,112	6,561,125
F5 Networks, Inc. (Communications Equip.)	(a)	2,854	413,031
Harris Corp. (Communications Equip.)		5,354	548,624
Juniper Networks, Inc. (Communications Equip.)		16,503	466,375
Motorola Solutions, Inc. (Communications Equip.)		7,185	595,565
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		13,306	894,163
Corning, Inc. (Electronic Equip., Instr. & Comp.)		41,000	995,070
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		5,916	214,100
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		15,325	1,061,716
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	7,528	501,967
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	12,895	10,218,643
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	12,745	9,836,846
eBay, Inc. (Internet Software & Svs.)	(a)	44,993	1,335,842
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	101,248	11,648,582
VeriSign, Inc. (Internet Software & Svs.)	(a)	4,002	304,432
Yahoo!, Inc. (Internet Software & Svs.)	(a)	38,022	1,470,311
Accenture PLC Class A (IT Svs.)		26,830	3,142,598
Alliance Data Systems Corp. (IT Svs.)		2,522	576,277
Automatic Data Processing, Inc. (IT Svs.)		19,531	2,007,396
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	26,159	1,465,689
CSRA, Inc. (IT Svs.)		6,277	199,860
Fidelity National Information Services, Inc. (IT Svs.)		14,129	1,068,718
Fiserv, Inc. (IT Svs.)	(a)	9,433	1,002,539
Global Payments, Inc. (IT Svs.)		6,622	459,633
International Business Machines Corp. (IT Svs.)		37,427	6,212,508
Mastercard, Inc. Class A (IT Svs.)		41,184	4,252,248
Paychex, Inc. (IT Svs.)		13,962	850,007
PayPal Holdings, Inc. (IT Svs.)	(a)	48,565	1,916,861
Teradata Corp. (IT Svs.)	(a)	5,620	152,695
Total System Services, Inc. (IT Svs.)		7,131	349,633
Visa, Inc. (IT Svs.)		80,797	6,303,782
Western Union Co. / The (IT Svs.)		21,039	456,967
Analog Devices, Inc. (Semiconductors & Equip.)		13,375	971,293
Applied Materials, Inc. (Semiconductors & Equip.)		46,812	1,510,623
Broadcom Ltd. (Semiconductors & Equip.)		17,195	3,039,560
First Solar, Inc. (Semiconductors & Equip.)	(a)	3,310	106,218
Intel Corp. (Semiconductors & Equip.)		205,001	7,435,386
KLA-Tencor Corp. (Semiconductors & Equip.)		6,724	529,044
Lam Research Corp. (Semiconductors & Equip.)		7,071	747,617
Linear Technology Corp. (Semiconductors & Equip.)		10,332	644,200
Microchip Technology, Inc. (Semiconductors & Equip.)		9,279	595,248
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	44,650	978,728
NVIDIA Corp. (Semiconductors & Equip.)		23,317	2,488,857
Qorvo, Inc. (Semiconductors & Equip.)	(a)	5,514	290,753
QUALCOMM, Inc. (Semiconductors & Equip.)		63,896	4,166,019
Skyworks Solutions, Inc. (Semiconductors & Equip.)		8,079	603,178
Texas Instruments, Inc. (Semiconductors & Equip.)		43,235	3,154,858
Xilinx, Inc. (Semiconductors & Equip.)		10,925	659,542
Activision Blizzard, Inc. (Software)		29,632	1,070,012
Adobe Systems, Inc. (Software)	(a)	21,475	2,210,851
Autodesk, Inc. (Software)	(a)	8,416	622,868
CA, Inc. (Software)		13,541	430,198
Citrix Systems, Inc. (Software)	(a)	6,713	599,538
Electronic Arts, Inc. (Software)	(a)	13,074	1,029,708

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Intuit, Inc. (Software)		10,559	$1,210,167
Microsoft Corp. (Software)		336,313	20,898,490
Oracle Corp. (Software)		129,705	4,987,157
Red Hat, Inc. (Software)	(a)	7,805	544,009
salesforce.com, Inc. (Software)	(a)	27,636	1,891,961
Symantec Corp. (Software)		27,005	645,149
Apple, Inc. (Tech. Hardware, Storage & Periph.)		230,643	26,713,072
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		72,105	1,668,510
HP, Inc. (Tech. Hardware, Storage & Periph.)		73,739	1,094,287
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		12,008	423,522
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		12,868	491,172
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		12,358	839,726
Xerox Corp. (Tech. Hardware, Storage & Periph.)		36,685	320,260

			173,095,584

MATERIALS – 2.8%
Air Products & Chemicals, Inc. (Chemicals)		9,434	1,356,798
Albemarle Corp. (Chemicals)		4,844	416,972
CF Industries Holdings, Inc. (Chemicals)		10,049	316,343
Dow Chemical Co. / The (Chemicals)		48,563	2,778,775
Eastman Chemical Co. (Chemicals)		6,363	478,561
Ecolab, Inc. (Chemicals)		11,311	1,325,875
E.I. du Pont de Nemours & Co. (Chemicals)		37,623	2,761,528
FMC Corp. (Chemicals)		5,767	326,182
International Flavors & Fragrances, Inc. (Chemicals)		3,430	404,157
LyondellBasell Industries NV Class A (Chemicals)		14,470	1,241,237
Monsanto Co. (Chemicals)		18,948	1,993,519
Mosaic Co. / The (Chemicals)		15,094	442,707
PPG Industries, Inc. (Chemicals)		11,453	1,085,286
Praxair, Inc. (Chemicals)		12,375	1,450,226
Sherwin-Williams Co. / The (Chemicals)		3,501	940,859
Martin Marietta Materials, Inc. (Construction Materials)		2,735	605,885
Vulcan Materials Co. (Construction Materials)		5,734	717,610
Avery Dennison Corp. (Containers & Packaging)		3,830	268,943
Ball Corp. (Containers & Packaging)		7,511	563,851
International Paper Co. (Containers & Packaging)		17,723	940,382
Sealed Air Corp. (Containers & Packaging)		8,430	382,216
WestRock Co. (Containers & Packaging)		10,832	549,941
Freeport-McMoRan, Inc. (Metals & Mining)	(a)	54,412	717,694
Newmont Mining Corp. (Metals & Mining)		22,868	779,113
Nucor Corp. (Metals & Mining)		13,720	816,614

			23,661,274

REAL ESTATE – 2.9%
American Tower Corp. (Equity Real Estate Investment Trusts)		18,429	1,947,577
Apartment Investment & Management Co. Class A (Equity Real Estate Investment Trusts)		6,750	306,788
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)		5,918	1,048,374
Boston Properties, Inc. (Equity Real Estate Investment Trusts)		6,625	833,293
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		15,543	1,348,666
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)		6,850	673,081
Equinix, Inc. (Equity Real Estate Investment Trusts)		3,094	1,105,827
Equity Residential (Equity Real Estate Investment Trusts)		15,755	1,013,992
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)		2,823	656,348
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)		5,421	418,718
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)		3,191	453,473
General Growth Properties, Inc. (Equity Real Estate Investment Trusts)		25,168	628,697
HCP, Inc. (Equity Real Estate Investment Trusts)		20,153	598,947

54	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
REAL ESTATE (continued)
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)		31,999	$602,861
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)		10,552	342,729
Kimco Realty Corp. (Equity Real Estate Investment Trusts)		18,666	469,637
Macerich Co. / The (Equity Real Estate Investment Trusts)		5,198	368,226
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)		4,905	480,298
Prologis, Inc. (Equity Real Estate Investment Trusts)		22,948	1,211,425
Public Storage (Equity Real Estate Investment Trusts)		6,461	1,444,034
Realty Income Corp. (Equity Real Estate Investment Trusts)		11,144	640,557
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)		13,609	2,417,911
SL Green Realty Corp. (Equity Real Estate Investment Trusts)		4,419	475,263
UDR, Inc. (Equity Real Estate Investment Trusts)		11,510	419,885
Ventas, Inc. (Equity Real Estate Investment Trusts)		15,371	960,995
Vornado Realty Trust (Equity Real Estate Investment Trusts)		7,406	772,964
Welltower, Inc. (Equity Real Estate Investment Trusts)		15,770	1,055,486
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)		32,270	971,004
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	12,875	405,434

			24,072,490

TELECOMMUNICATION SERVICES – 2.6%
AT&T, Inc. (Diversified Telecom. Svs.)		265,680	11,299,370
CenturyLink, Inc. (Diversified Telecom. Svs.)		23,532	559,591
Frontier Communications Corp. (Diversified Telecom. Svs.)		50,558	170,886
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(a)	12,552	707,431
Verizon Communications, Inc. (Diversified Telecom. Svs.)		176,376	9,414,951

			22,152,229

UTILITIES – 3.1%
Alliant Energy Corp. (Electric Utilities)		9,798	371,246
American Electric Power Co., Inc. (Electric Utilities)		21,193	1,334,311
Duke Energy Corp. (Electric Utilities)		30,018	2,329,997

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
Edison International (Electric Utilities)		14,043	$1,010,956
Entergy Corp. (Electric Utilities)		7,714	566,748
Eversource Energy (Electric Utilities)		13,672	755,105
Exelon Corp. (Electric Utilities)		40,023	1,420,416
FirstEnergy Corp. (Electric Utilities)		18,326	567,556
NextEra Energy, Inc. (Electric Utilities)		20,241	2,417,990
PG&E Corp. (Electric Utilities)		22,105	1,343,321
Pinnacle West Capital Corp. (Electric Utilities)		4,792	373,920
PPL Corp. (Electric Utilities)		29,520	1,005,156
Southern Co. / The (Electric Utilities)		42,541	2,092,592
Xcel Energy, Inc. (Electric Utilities)		21,893	891,045
AES Corp. (Ind. Power & Renewable Elec.)		28,406	330,078
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		13,588	166,589
Ameren Corp. (Multi-Utilities)		10,457	548,574
CenterPoint Energy, Inc. (Multi-Utilities)		18,562	457,368
CMS Energy Corp. (Multi-Utilities)		12,026	500,522
Consolidated Edison, Inc. (Multi-Utilities)		13,120	966,682
Dominion Resources, Inc. (Multi-Utilities)		27,248	2,086,924
DTE Energy Co. (Multi-Utilities)		7,733	761,778
NiSource, Inc. (Multi-Utilities)		13,886	307,436
Public Service Enterprise Group, Inc. (Multi-Utilities)		21,806	956,847
SCANA Corp. (Multi-Utilities)		6,159	451,332
Sempra Energy (Multi-Utilities)		10,766	1,083,490
WEC Energy Group, Inc. (Multi-Utilities)		13,603	797,816
American Water Works Co., Inc. (Water Utilities)		7,667	554,784

			26,450,579

Total Common Stocks (Cost $657,318,521)			$833,469,661

Warrants – 0.0%		Quantity	Value
CONSUMER DISCRETIONARY – 0.0%
HealthSouth Corp., Expiration: 01/17/2017, Strike Price: $41.40 (Health Care Providers & Svs.)		46	$32

Total Warrants (Cost $0)			$32

Money Market Funds – 0.9%		Shares	Value
State Street Institutional Treasury Plus Money Market Fund Institutional Class		7,025,658	$7,025,658
State Street Institutional U.S. Government Money Market Fund Institutional Class		378,141	378,141

Total Money Market Funds (Cost $7,403,799)			$7,403,799

Total Investments – 99.8% (Cost $664,722,320)	(b)		$840,873,492
Other Assets in Excess of Liabilities – 0.2%	(c)		1,765,904

Net Assets – 100.0%			$842,639,396

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(c)	Includes $816,944 of cash pledged as collateral for the following futures contract outstanding at December 31, 2016:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini S&P 500 Contracts (United States)	March 17, 2017	79	$8,832,990	$8,944,250	$(111,259)	$—

The accompanying notes are an integral part of these financial statements.

55

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in high dividend yielding, undervalued stocks with dividend growth potential.

Performance as of December 31, 2016

Average Annual returns
One year	10.87%
Five years	11.01%
Ten years	4.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.78% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31 2016, the Strategic Value Portfolio returned 10.87% versus 21.98% for its benchmark, the Dow Jones U.S. Select Dividend Index (“DJSDI”).

Global equities and risk markets generally had one of their worst starts to a year in modern times due to concerns that falling oil prices, slowing emerging-market (EM) economies and a struggling U.S. manufacturing sector might spill over into the broader U.S. economy, further challenging earnings. However, risk assets rallied strongly in March, lifting both the Dow Jones Industrial Average and the S&P 500 Index into positive territory for the year and helping high-yield and emerging-market securities experience one of their best months in years. The bounce was short-lived however. The UK dropped a Brexit bombshell on unsuspecting markets in late June, causing volatility to spike, stocks to plunge, and U.S. Treasury yields to fall to near record lows. Just as quickly, however, the markets turned, with panic trading giving way to more reasoned analysis that seemed to dismiss much of the immediate worry over the UK’s eventual exodus from the European Union; a protracted process that if not reversed will take years to carry out. The story of the rest of the year was the surprise election of Donald Trump as President; an outcome most felt would drive a strong risk-off move in the markets. It did, for about two hours. What followed after that was a strong rally in most risk assets, sending major equity indexes to new highs and causing government bonds to post their worst month in seven years. The post-election equity rally that began almost immediately after Nov. 8’s Republican sweep carried over into December, with major equity indexes closing significantly up for the month despite a pullback in the year’s waning days.

The Portfolio remains unwaveringly focused on providing investors with a high, and rising, income stream from high quality business assets. The Portfolio ended the year with a weighted average dividend yield of 4.1%, significantly higher than both the S&P 500 Index (2.1%) and the DJSDI (3.5%), which aims to represent the domestic dividend-paying universe. It also bested the yield of the 10 Year Treasury (2.45%), which experienced a notable increase recently. In addition to its high yield, the Portfolio experienced 36 dividend increases from 34 holdings during 2016. Some of the more notable dividend raises during the quarter came courtesy of AbbVie, Inc. (12.3%), General Mills, Inc. (9.1%), Altria Group, Inc. (8.0%), Dominion Resources, Inc. (7.9%), and Crown Castle International Corp. (7.3%). Additionally, GlaxoSmithKline PLC declared a special cash distribution, valued at 20 GBp/share, or approximately $0.58/share. (1)

From an absolute return perspective, the Portfolio posted positive returns across nearly all of the sectors that it was invested in, with the highest contributions derived from Consumer Staples, Financials and Energy.(1)

On a relative return basis, weak performance was driven by overweights to Health Care and Consumer Staples and by significant underweights to Materials and Financials, sectors which afford little reliable dividend yield and dividend growth. Another key detractor was stock selection in Utilities and Energy, where names such as National Grid PLC, Royal Dutch Shell PLC, and Occidental Petroleum Corp. were significant drags on performance. (1)

There were several market factors that contributed to the Portfolio’s relative underperformance versus the DJSDI. The most notable factor was market cap dispersion, which accounted for 80% of the underperformance. The portfolio’s mega-cap tilt versus the benchmark’s mid-cap tilt penalized relative performance, as mid-cap investments outperformed mega-cap investments by over 19%. Relative performance was further hampered by beta dispersion, as high beta outperformed low beta by over 10%. The Portfolio only has an average weight of 5% in the top quintile of beta versus the DJSDI, which has an average weight of 18%.(1)

Weakness was also noted in the United Kingdom (UK) names, driven by the decline of the British Pound. The Portfolio’s UK investments posted a +12.9% return in local currency, but the British pound fell 16.2% over the year, pressuring our investments. (1)

The Portfolio’s five best performing securities were AT&T, Inc. (29.9%), Chevron Corp. (36.6%), Altria Group, Inc. (20.5%), Verizon Communications, Inc. (20.7%) and Reynolds American, Inc. (19.6%).(1)

The Portfolio’s five worst performing securities were Vodafone Group PLC (-20.2%), National Grid PLC (-10.93%), AstraZeneca PLC (-7.9%), Royal Dutch Shell PLC (-13.4%) and Kimberly – Clark Corp. (-7.7%).(1)

The Portfolio has not changed its basic positioning, as it continues to invest in companies that exhibit both the ability and the inclination to pay and increase their dividends. That said, the holdings of the portfolio have changed modestly. Notable changes to sector exposures included a 12.0% decrease in Consumer Staples, a 9% increase in Health Care, and a 4% increase in Telecommunication Services. (1)

2016 was a volatile year for stocks as investor preferences oscillated between “Risk Off” during the first half of the year, to a strong “Risk On” trade for the second half of the year. Looking ahead to 2017, uncertainty over how the market will react to the new president and shifts in government policy, oil prices and supply, and the transition from monetary easing to fiscal stimulus will be at the forefront of investor’s concerns. Despite the ups and downs of the market now and in the future, the Portfolio remains positioned to seek positive income streams and reliable dividend growth from high quality assets in any market environment.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

56	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	97.8
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Verizon Communications, Inc.	4.9
2. AT&T, Inc.	4.9
3. AbbVie, Inc.	4.6
4. Altria Group, Inc.	4.5
5. Philip Morris International, Inc.	4.4
6. Sanofi	4.4
7. BCE, Inc.	3.9
8. Vodafone Group PLC – ADR	3.9
9. McDonald’s Corp.	3.7
10. Southern Co. / The	3.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Staples	21.7
Health Care	18.3
Telecommunication Services	17.6
Utilities	17.0
Energy	10.2
Real Estate	8.1
Consumer Discretionary	4.4
Information Technology	0.5

97.8

57

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 97.8%		Shares	Value
CONSUMER DISCRETIONARY – 4.4%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		46,400	$3,374,208
McDonald’s Corp. (Hotels, Restaurants & Leisure)		143,445	17,460,125

			20,834,333

CONSUMER STAPLES – 21.7%
Coca-Cola Co. / The (Beverages)		390,350	16,183,911
PepsiCo, Inc. (Beverages)		39,400	4,122,422
General Mills, Inc. (Food Products)		67,200	4,150,944
Kraft Heinz Co. / The (Food Products)		56,000	4,889,920
Kimberly-Clark Corp. (Household Products)		74,475	8,499,087
Procter & Gamble Co. / The (Household Products)		195,350	16,425,028
Unilever PLC (Personal Products)	(a)	158,600	6,413,761
Altria Group, Inc. (Tobacco)		314,995	21,299,962
Philip Morris International, Inc. (Tobacco)		230,045	21,046,817

			103,031,852

ENERGY – 10.2%
BP PLC (Oil, Gas & Consumable Fuels)	(a)	1,782,300	11,163,305
Chevron Corp. (Oil, Gas & Consumable Fuels)		134,480	15,828,296
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		153,000	13,809,780
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		75,800	5,399,234
TOTAL SA (Oil, Gas & Consumable Fuels)	(a)	49,200	2,523,571

			48,724,186

HEALTH CARE – 18.3%
AbbVie, Inc. (Biotechnology)		345,700	21,647,734
AstraZeneca PLC (Pharmaceuticals)	(a)	150,755	8,232,389
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	527,756	10,137,393
Johnson & Johnson (Pharmaceuticals)		53,160	6,124,564
Merck & Co., Inc. (Pharmaceuticals)		267,100	15,724,177
Novartis AG (Pharmaceuticals)	(a)	62,624	4,554,233
Sanofi (Pharmaceuticals)	(a)	256,036	20,704,402

			87,124,892

INFORMATION TECHNOLOGY – 0.5%
Paychex, Inc. (IT Svs.)		42,700	2,599,576

REAL ESTATE – 8.1%
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		154,700	13,423,319
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)		44,870	4,408,926

Common Stocks (Continued)		Shares	Value
REAL ESTATE (continued)
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)		116,000	$5,127,200
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)		43,000	1,344,180
Realty Income Corp. (Equity Real Estate Investment Trusts)		73,800	4,242,024
Ventas, Inc. (Equity Real Estate Investment Trusts)		71,930	4,497,064
Welltower, Inc. (Equity Real Estate Investment Trusts)		78,800	5,274,084

			38,316,797

TELECOMMUNICATION SERVICES – 17.6%
AT&T, Inc. (Diversified Telecom. Svs.)		545,223	23,188,334
BCE, Inc. (Diversified Telecom. Svs.)		430,780	18,618,526
Verizon Communications, Inc. (Diversified Telecom. Svs.)		434,901	23,215,015
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		761,393	18,600,831

			83,622,706

UTILITIES – 17.0%
American Electric Power Co., Inc. (Electric Utilities)		70,600	4,444,976
Duke Energy Corp. (Electric Utilities)		222,906	17,301,964
PPL Corp. (Electric Utilities)		320,900	10,926,645
Southern Co. / The (Electric Utilities)		354,360	17,430,968
Consolidated Edison, Inc. (Multi-Utilities)		65,000	4,789,200
Dominion Resources, Inc. (Multi-Utilities)		143,225	10,969,603
National Grid PLC (Multi-Utilities)	(a)	1,294,800	15,128,102

			80,991,458

Total Common Stocks (Cost $446,931,396)			$465,245,800

Money Market Funds – 1.8%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		8,481,440	$8,481,440

Total Money Market Funds (Cost $8,481,440)			$8,481,440

Total Investments – 99.6% (Cost $455,412,836)	(b)		$473,727,240
Other Assets in Excess of Liabilities – 0.4%			1,794,036

Net Assets – 100.0%			$475,521,276

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $78,857,156, or 16.6% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

58

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of December 31, 2016

Average Annual returns
One year	14.41%
Five years	6.89%
Ten years	6.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.80% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the High Income Bond Portfolio returned 14.41% versus 17.13% for its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (“BBHY2%ICI”).

The total return for the high yield market for the year was attractive on an absolute basis, as well as a relative basis. The benchmark substantially outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, a measure of high quality bond performance, which returned 2.65% for the year. The major factor that drove the performance of the high yield market was the global rebound in commodity prices. The rebound in commodity prices led to a substantial rebound in the bonds of commodity-oriented companies, as the independent energy, oil field service and metals sectors were the best performing sectors of 2016 after being the worst performing sectors of 2015. Also contributing to the high yield market’s strong performance was the continued solid growth of the U.S. economy. While geopolitical events such as Brexit, unrest in Syria and the U.S. presidential election threatened to derail the market’s recovery, fundamental credit stability and strength in commodities overwhelmed these concerns. While default rates rose to their highest level since the financial crisis, they were driven by commodity issues, which had depreciated in price substantially in 2015 and, in many cases, actually rose in price in 2016 despite their default. Also default rates did not reach the levels projected by many for 2016. The impact of these events can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities, which according to the Credit Suisse High Yield Bond Index, began the year at 753 basis points and ended the year at 472 basis points.

Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI included: metals & mining, independent energy, oil field services, midstream and industrial other. Major industry sectors that substantially underperformed the overall BBHY2%ICI included: pharmaceuticals, leisure, home construction, health care and transportation services. From a credit quality perspective, the CCC-rated sector returned 31.46% while the B-rated and BB-rated sectors returned 15.80% and 12.78% respectively.

The Portfolio’s relative underperformance was due to its sector allocations during the year, including the Portfolio’s underweight, to the strong performing metals & mining, independent energy and oil field services industry sectors. The Portfolio’s overweight in the underperforming health care, packaging and pharmaceutical sectors also negatively impacted performance. Given the strong overall market performance, the Portfolio’s cash holding was also a drag on performance.(1)

The Portfolio was positively impacted by its overall security selection during the year. The Portfolio benefitted from strong security selection in the technology and wireless telecommunication sectors. Also strong security selection in the health care, pharmaceutical and packaging sectors helped offset some of the negative impact from being overweight to these weak performing sectors. The Portfolio’s holdings in the industrial-other and gaming sectors underperformed, negatively impacting performance. Specific holdings that substantially outperformed the BBHY2%ICI included: Chesapeake Energy Corp., Legacy Reserves LP/Legacy Reserves Finance Corp., Syniverse Holdings, Inc., Oasis Petroleum, Inc. and Advanced Micro Devices, Inc. Specific holdings that substantially underperformed the BBHY2%ICI included: Intelsat Luxembourg SA, CHS/Community Health Systems, Inc., Valeant Pharmaceuticals International, Inc., Endo Finance LLC/Endo Ltd./Endo Finco, Inc. and Hertz Corp.(1)

As we close out 2016, the picture looks much brighter than a year ago. Business, consumer and market confidence are improving as an apparently more business friendly administration gets ready to take control in Washington. Looking forward, we expect credit conditions to remain favorable as free cash flow generation improves, commodity prices stabilize well off early 2016 lows and default rates fall dramatically. Unfortunately, valuations for high yield bonds already reflect much of this optimism, as credit spreads have moved below historical medians. Fortunately, we expect additional tightening to occur in 2017, perhaps as rates move higher in the U.S. treasury market. This could lead to positive absolute returns, although below the lofty levels of 2016, but perhaps higher than most other fixed income instruments.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

59	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Corporate Bonds (4)	92.3
Exchange Traded Funds	4.1
Money Market Funds and Other Net Assets	3.6

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. iShares iBoxx $ High Yield Corporate Bond ETF	2.1
2. SPDR Bloomberg Barclays High Yield Bond ETF	2.0
3. Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/2023	0.9
4. HCA, Inc. 5.250%, 04/15/2025	0.8
5. Crimson Merger Sub., Inc. 6.625%, 05/15/2022	0.8
6. Platform Specialty Products Corp. 6.500%, 02/01/2022	0.7
7. HCA, Inc. 5.000%, 03/15/2024	0.7
8. Sprint Corp. 7.625%, 02/15/2025	0.7
9. MPH Acquisition Holdings LLC 7.125%, 06/01/2024	0.6
10. Argos Merger Sub, Inc. 7.125%, 03/15/2023	0.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds):

% of Net Assets
Consumer Discretionary	22.4
Health Care	14.7
Energy	12.5
Information Technology	10.5
Materials	9.4
Industrials	6.9
Telecommunication Services	5.4
Financials	3.6
Consumer Staples	3.4
Utilities	3.1
Real Estate	0.4

92.3

60

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	December 31, 2016

Corporate Bonds – 92.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 22.4%
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	$950,000	$931,000
American Axle & Manufacturing, Inc. (Auto Components)		6.625%	10/15/2022	125,000	128,900
American Axle & Manufacturing, Inc. (Auto Components)		6.250%	03/15/2021	275,000	283,937
Cooper-Standard Automotive, Inc. (Auto Components)	(a)	5.625%	11/15/2026	175,000	173,031
Dana Financing Luxembourg Sarl (Auto Components)	(a)	6.500%	06/01/2026	800,000	836,000
Gates Global LLC / Gates Global Co. (Auto Components)	(a)	6.000%	07/15/2022	1,450,000	1,418,100
Goodyear Tire & Rubber Co. / The (Auto Components)		5.125%	11/15/2023	300,000	309,000
Goodyear Tire & Rubber Co. / The (Auto Components)		5.000%	05/31/2026	200,000	199,088
IHO Verwaltung GmbH (Auto Components)	(a)(b)	4.750%, 5.500% PIK	09/15/2026	900,000	868,500
International Automotive Components Group SL (Auto Components)	(a)	9.125%	06/01/2018	550,000	530,750
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	9.000%	04/01/2022	725,000	761,250
MPG Holdco I, Inc. (Auto Components)		7.375%	10/15/2022	625,000	653,125
Omega U.S. Sub, LLC (Auto Components)	(a)	8.750%	07/15/2023	725,000	757,625
Tenneco, Inc. (Auto Components)		5.000%	07/15/2026	100,000	98,125
ZF North America Capital, Inc. (Auto Components)	(a)	4.750%	04/29/2025	325,000	330,687
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.450%	08/15/2027	300,000	315,750
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	469,125
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)	(a)	5.125%	11/15/2024	700,000	710,500
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	6.000%	04/01/2022	1,175,000	1,227,875
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		5.125%	01/15/2024	350,000	360,937
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.125%	01/15/2024	200,000	206,250
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2026	375,000	371,250
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.875%	05/15/2023	525,000	564,375
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	6.375%	04/01/2026	650,000	700,050
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.375%	06/01/2024	375,000	386,250
Chester Downs & Marina LLC (Hotels, Restaurants & Leisure)	(a)	9.250%	02/01/2020	900,000	864,000
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	11/01/2023	300,000	321,000
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	04/15/2026	125,000	130,362
Hilton Domestic Operations (Hotels, Restaurants & Leisure)	(a)	4.250%	09/01/2024	250,000	242,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	06/01/2024	150,000	153,187
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.250%	06/01/2026	300,000	304,500
MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	05/01/2024	50,000	52,375
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	750,000	862,500
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	10/01/2020	150,000	166,875
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	1,575,000	1,515,937
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	925,000	943,500
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc. (Hotels, Restaurants & Leisure)		10.500%	01/15/2020	225,000	232,031
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)		5.875%	11/01/2021	900,000	938,250
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	05/01/2024	1,075,000	1,077,687
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(a)	6.125%	08/15/2021	900,000	920,250
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC (Hotels, Restaurants & Leisure)	(a)	5.875%	05/15/2021	1,400,000	1,386,000
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(a)	7.804%	10/01/2020	520,000	517,400
Station Casinos LLC (Hotels, Restaurants & Leisure)		7.500%	03/01/2021	625,000	654,687
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		3.875%	11/01/2023	225,000	215,437
RSI Home Products, Inc. (Household Durables)	(a)	6.500%	03/15/2023	975,000	1,018,875
Tempur Sealy International, Inc. (Household Durables)		5.500%	06/15/2026	150,000	150,750
FGI Operating Co. LLC / FGI Finance, Inc. (Acquired 04/12/2012 through 11/04/2013, Cost $812,624) (Leisure Products)	(c)	7.875%	05/01/2020	800,000	680,000
Vista Outdoor, Inc. (Leisure Products)		5.875%	10/01/2023	225,000	235,548
Acosta, Inc. (Media)	(a)	7.750%	10/01/2022	1,275,000	1,071,000
Altice U.S. Finance I Corp. (Media)	(a)	5.375%	07/15/2023	375,000	389,062
Altice U.S. Finance II Corp. (Media)	(a)	7.750%	07/15/2025	1,175,000	1,292,500
AMC Entertainment Holdings, Inc. (Media)	(a)	5.875%	11/15/2026	300,000	306,750
AMC Networks, Inc. (Media)		5.000%	04/01/2024	800,000	802,000
Cablevision Systems Corp. (Media)		5.875%	09/15/2022	1,200,000	1,170,000
CBS Radio, Inc. (Media)	(a)	7.250%	11/01/2024	600,000	627,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		6.625%	01/31/2022	1,475,000	1,528,469
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	154,125
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	325,000	339,625
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	1,275,000	1,332,375
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	05/01/2025	175,000	180,250
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.875%	05/01/2027	150,000	155,625
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(a)	5.125%	12/15/2021	750,000	763,125

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(a)	5.125%	12/15/2021	$100,000	$101,750
Clear Channel International BV (Media)	(a)	8.750%	12/15/2020	50,000	52,625
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	275,000
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	725,000	741,312
DISH DBS Corp. (Media)		5.875%	07/15/2022	1,325,000	1,394,562
DISH DBS Corp. (Media)		7.750%	07/01/2026	1,200,000	1,353,000
EMI Music Publishing Group North America Holdings, Inc. (Media)	(a)	7.625%	06/15/2024	975,000	1,053,000
Gannett Co., Inc. (Media)	(a)	5.500%	09/15/2024	75,000	75,750
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	725,000	719,562
Gray Television, Inc. (Media)	(a)	5.125%	10/15/2024	250,000	241,875
iHeartCommunications, Inc. (Media)		9.000%	03/01/2021	700,000	518,000
Intelsat Jackson Holdings SA (Media)		7.250%	10/15/2020	125,000	96,875
Intelsat Jackson Holdings SA (Media)		7.500%	04/01/2021	1,250,000	953,125
Intelsat Jackson Holdings SA (Media)		5.500%	08/01/2023	550,000	370,590
Intelsat Jackson Holdings SA (Media)	(a)	8.000%	02/15/2024	750,000	770,625
Intelsat Luxembourg SA (Media)		7.750%	06/01/2021	325,000	106,437
Intelsat Luxembourg SA (Media)		8.125%	06/01/2023	750,000	234,375
Lamar Media Corp. (Media)		5.375%	01/15/2024	275,000	284,625
LIN Television Corp. (Media)		5.875%	11/15/2022	350,000	356,125
Live Nation Entertainment, Inc. (Media)	(a)	4.875%	11/01/2024	250,000	250,625
Lynx II Corp. (Media)	(a)	6.375%	04/15/2023	475,000	493,406
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance (Media)	(a)	7.875%	05/15/2024	425,000	428,187
Nexstar Broadcasting, Inc. (Media)	(a)	6.125%	02/15/2022	475,000	491,625
Nexstar Escrow Corp. (Media)	(a)	5.625%	08/01/2024	875,000	868,437
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(a)	5.000%	04/15/2022	1,250,000	1,271,875
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.250%	02/15/2022	300,000	311,250
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.625%	02/15/2024	300,000	312,750
Radio One, Inc. (Acquired 01/29/2014 through 03/06/2014, Cost $659,220) (Media)	(a)(c)	9.250%	02/15/2020	650,000	589,875
Radio One, Inc. (Media)	(a)	7.375%	04/15/2022	625,000	618,750
Regal Entertainment Group (Media)		5.750%	02/01/2025	550,000	558,250
Regal Entertainment Group (Media)		5.750%	03/15/2022	100,000	104,750
Sinclair Television Group, Inc. (Media)	(a)	5.625%	08/01/2024	1,500,000	1,533,750
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	125,000	125,312
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	250,000	237,500
Sirius XM Radio, Inc. (Media)	(a)	4.625%	05/15/2023	1,175,000	1,163,250
Sirius XM Radio, Inc. (Media)	(a)	6.000%	07/15/2024	275,000	287,375
Sirius XM Radio, Inc. (Media)	(a)	5.375%	04/15/2025	150,000	149,250
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	100,000	97,750
TEGNA, Inc. (Media)		6.375%	10/15/2023	700,000	740,705
Townsquare Media, Inc. (Acquired 03/24/2015 through 10/11/2016, Cost $729,375) (Media)	(a)(c)	6.500%	04/01/2023	725,000	692,375
Tribune Media Co. (Media)		5.875%	07/15/2022	1,375,000	1,393,906
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(a)	5.500%	01/15/2023	475,000	494,594
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(a)	5.000%	01/15/2025	200,000	199,000
Unitymedia KabelBW GmbH (Media)	(a)	6.125%	01/15/2025	975,000	1,001,812
Virgin Media Finance PLC (Media)	(a)	6.000%	10/15/2024	800,000	824,000
Virgin Media Finance PLC (Media)	(a)	5.750%	01/15/2025	400,000	401,000
Virgin Media Secured Finance PLC (Media)	(a)	5.250%	01/15/2026	425,000	419,687
Virgin Media Secured Finance PLC (Media)	(a)	5.500%	08/15/2026	200,000	199,500
WMG Acquisition Corp. (Media)	(a)	5.000%	08/01/2023	75,000	75,375
WMG Acquisition Corp. (Media)	(a)	4.875%	11/01/2024	200,000	199,000
Ziggo Bond Finance BV (Media)	(a)	6.000%	01/15/2027	775,000	751,750
Ziggo Secured Finance BV (Media)	(a)	5.500%	01/15/2027	925,000	901,690
J.C. Penney Corp., Inc. (Multiline Retail)	(a)	5.875%	07/01/2023	75,000	77,344
Argos Merger Sub, Inc. (Specialty Retail)	(a)	7.125%	03/15/2023	1,975,000	2,014,500
Michaels Stores, Inc. (Specialty Retail)	(a)	5.875%	12/15/2020	1,275,000	1,313,250
Neiman Marcus Group Ltd., Inc. (Specialty Retail)	(a)(b)	8.750%, 9.500% PIK	10/15/2021	250,000	176,875
Party City Holdings, Inc. (Specialty Retail)	(a)	6.125%	08/15/2023	675,000	705,375
Sally Holdings LLC / Sally Capital, Inc. (Specialty Retail)		5.625%	12/01/2025	100,000	104,000
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.875%	05/15/2026	125,000	122,187
Springs Industries, Inc. (Textiles, Apparel & Luxury Goods)		6.250%	06/01/2021	600,000	621,000

					70,309,142

CONSUMER STAPLES – 3.4%
Albertsons Cos., LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC (Food & Staples Retailing)	(a)	6.625%	06/15/2024	1,025,000	1,068,562
Albertsons Cos., LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC (Food & Staples Retailing)	(a)	5.750%	03/15/2025	325,000	321,750
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	06/01/2024	75,000	75,562
Rite Aid Corp. (Food & Staples Retailing)	(a)	6.125%	04/01/2023	550,000	591,250

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	5.875%	06/15/2024	$1,550,000	$1,600,375
AdvancePierre Foods Holdings, Inc. (Food Products)	(a)	5.500%	12/15/2024	325,000	328,048
Hearthside Group Holdings LLC / Hearthside Finance Co. (Food Products)	(a)	6.500%	05/01/2022	1,100,000	1,093,125
Lamb Weston Holdings, Inc. (Food Products)	(a)	4.875%	11/01/2026	500,000	494,687
Post Holdings, Inc. (Food Products)	(a)	6.000%	12/15/2022	100,000	104,500
Post Holdings, Inc. (Food Products)	(a)	7.750%	03/15/2024	225,000	249,750
Post Holdings, Inc. (Food Products)	(a)	8.000%	07/15/2025	700,000	784,000
Post Holdings, Inc. (Food Products)	(a)	5.000%	08/15/2026	2,000,000	1,915,000
Sun Merger Sub., Inc. (Food Products)	(a)	5.875%	08/01/2021	100,000	104,250
Spectrum Brands, Inc. (Household Products)		6.125%	12/15/2024	175,000	184,625
Spectrum Brands, Inc. (Household Products)		5.750%	07/15/2025	400,000	415,000
First Quality Finance Co., Inc. (Personal Products)	(a)	4.625%	05/15/2021	1,450,000	1,435,500

					10,765,984

ENERGY – 12.5%
CGG SA (Energy Equip. & Svs.)		6.875%	01/15/2022	300,000	138,000
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.750%	12/15/2023	425,000	448,375
Weatherford International Ltd. (Energy Equip. & Svs.)		7.000%	03/15/2038	425,000	353,812
Weatherford International Ltd. (Energy Equip. & Svs.)		8.250%	06/15/2023	375,000	381,562
Weatherford International Ltd. (Energy Equip. & Svs.)	(a)	9.875%	02/15/2024	75,000	79,921
Weatherford International, LLC (Energy Equip. & Svs.)		6.800%	06/15/2037	500,000	410,000
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	09/15/2024	900,000	915,750
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		6.000%	12/01/2020	725,000	746,750
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.125%	12/01/2022	200,000	202,000
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	03/01/2025	1,050,000	1,026,910
Callon Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	6.125%	10/01/2024	125,000	128,750
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2020	875,000	905,625
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		6.250%	04/15/2023	100,000	102,500
Cheniere Corpus Christi Holdings, LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	06/30/2024	550,000	595,375
Cheniere Corpus Christi Holdings, LLC (Oil, Gas & Consumable Fuels)	(a)	5.875%	03/31/2025	475,000	484,647
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	525,000	492,187
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		4.875%	04/15/2022	250,000	228,125
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	12/15/2022	650,000	702,325
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	01/15/2025	175,000	178,500
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		4.500%	04/15/2023	800,000	784,000
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	03/01/2022	75,000	76,875
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.750%	02/15/2023	175,000	189,000
CVR Refining LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2022	1,075,000	1,066,937
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.750%	11/01/2024	275,000	269,500
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	1,375,000	1,419,687
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.500%	11/01/2021	950,000	990,375
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		7.750%	09/01/2022	100,000	81,000
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		6.375%	06/15/2023	250,000	197,500
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	8.000%	11/29/2024	425,000	456,747
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.625%	05/01/2023	225,000	235,125
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	10/15/2024	450,000	457,875
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	05/15/2025	150,000	151,905
Halcon Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	8.625%	02/01/2020	300,000	312,000
Hiland Partners LP / Hiland Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.500%	05/15/2022	250,000	261,025
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2020	475,000	490,437
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	08/01/2024	875,000	912,187
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		7.375%	05/01/2022	150,000	155,437
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		5.625%	01/15/2022	275,000	277,062
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2023	475,000	491,625
Legacy Reserves LP / Legacy Reserves Finance Corp. (Oil, Gas & Consumable Fuels)		6.625%	12/01/2021	200,000	136,989
MPLX LP (Oil, Gas & Consumable Fuels)		5.500%	02/15/2023	600,000	624,146
MPLX LP (Oil, Gas & Consumable Fuels)		4.500%	07/15/2023	325,000	329,748
MPLX LP (Oil, Gas & Consumable Fuels)		4.875%	12/01/2024	75,000	77,137
Northern Oil and Gas, Inc. (Oil, Gas & Consumable Fuels)		8.000%	06/01/2020	1,000,000	830,000
Northern Tier Energy LLC / Northern Tier Finance Corp. (Oil, Gas & Consumable Fuels)		7.125%	11/15/2020	300,000	311,625
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	1,175,000	1,204,375
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	06/01/2024	100,000	105,230
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	01/15/2025	175,000	175,595
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		7.750%	10/15/2022	100,000	106,500
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.125%	09/15/2024	75,000	76,687
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/01/2021	450,000	478,125
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	125,000	125,312
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	600,000	581,250
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	175,000	180,687

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	11/01/2023	$225,000	$228,077
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	05/01/2022	500,000	513,750
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)		7.250%	05/01/2023	75,000	79,500
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)		6.625%	10/01/2022	325,000	343,687
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.250%	01/15/2025	350,000	351,750
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	04/15/2023	1,125,000	1,195,312
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	02/01/2021	625,000	668,750
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		6.250%	03/15/2022	300,000	328,500
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	03/01/2025	225,000	240,750
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)	(a)	5.000%	03/15/2027	250,000	252,187
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	01/01/2023	200,000	203,250
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	375,000	353,437
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2025	175,000	168,875
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	425,000	437,750
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.100%	03/15/2022	1,225,000	1,157,380
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		7.500%	07/01/2021	100,000	105,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	1,400,000	1,365,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	150,000	151,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.125%	02/01/2025	225,000	223,312
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	02/01/2027	1,075,000	1,064,250
Tesoro Corp. (Oil, Gas & Consumable Fuels)		5.125%	04/01/2024	425,000	434,562
Tesoro Corp. (Oil, Gas & Consumable Fuels)	(a)	5.125%	12/15/2026	500,000	505,700
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	10/01/2020	725,000	747,656
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	10/15/2021	325,000	341,250
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	10/15/2019	50,000	52,875
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	10/15/2022	75,000	79,500
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/01/2024	150,000	160,500
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	01/15/2025	650,000	663,812
Western Refining Logistics LP / WNRL Finance Corp. (Oil, Gas & Consumable Fuels)		7.500%	02/15/2023	900,000	972,000
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/15/2019	75,000	75,293
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.250%	04/01/2023	1,150,000	1,150,000
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		4.550%	06/24/2024	250,000	248,125
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	03/15/2024	225,000	227,013
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	07/15/2022	225,000	232,069
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		6.000%	01/15/2022	450,000	461,250
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.250%	09/15/2024	50,000	48,500
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		8.250%	08/01/2023	200,000	223,500

					39,196,441

FINANCIALS – 3.6%
CIT Group, Inc. (Banks)		5.000%	08/01/2023	175,000	180,687
Ally Financial, Inc. (Consumer Finance)		4.125%	02/13/2022	475,000	470,844
Ally Financial, Inc. (Consumer Finance)		4.125%	03/30/2020	875,000	892,500
Ally Financial, Inc. (Consumer Finance)		4.625%	03/30/2025	400,000	394,000
Ally Financial, Inc. (Consumer Finance)		4.625%	05/19/2022	250,000	252,812
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	1,850,000	1,845,375
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	975,000	926,250
Navient Corp. (Consumer Finance)		6.625%	07/26/2021	725,000	766,687
Navient Corp. (Consumer Finance)		7.250%	09/25/2023	275,000	282,562
Navient Corp. (Consumer Finance)		5.500%	01/25/2023	325,000	315,250
BCD Acquisition, Inc. (Diversified Financial Svs.)	(a)	9.625%	09/15/2023	625,000	668,750
International Lease Finance Corp. (Diversified Financial Svs.)		5.875%	08/15/2022	300,000	325,500
MSCI, Inc. (Diversified Financial Svs.)	(a)	5.250%	11/15/2024	150,000	157,125
MSCI, Inc. (Diversified Financial Svs.)	(a)	5.750%	08/15/2025	325,000	344,500
MSCI, Inc. (Diversified Financial Svs.)	(a)	4.750%	08/01/2026	75,000	74,344
Hockey Merger Sub 2, Inc. (Insurance)	(a)	7.875%	10/01/2021	1,575,000	1,663,846
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.750%	05/01/2025	1,825,000	1,774,812

					11,335,844

HEALTH CARE – 14.7%
Grifols Worldwide Operations Ltd. (Biotechnology)		5.250%	04/01/2022	675,000	698,625
Crimson Merger Sub., Inc. (Health Care Equip. & Supplies)	(a)	6.625%	05/15/2022	2,750,000	2,440,625
Sterigenics-Nordion Holdings LLC (Health Care Equip. & Supplies)	(a)	6.500%	05/15/2023	900,000	915,750
Sterigenics-Nordion Topco LLC (Health Care Equip. & Supplies)	(a)(b)	8.125%, 8.875% PIK	11/01/2021	1,300,000	1,293,500
Teleflex, Inc. (Health Care Equip. & Supplies)		5.250%	06/15/2024	275,000	282,219

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
Teleflex, Inc. (Health Care Equip. & Supplies)		4.875%	06/01/2026	$100,000	$99,000
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		5.625%	02/15/2023	1,350,000	1,350,000
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		6.500%	03/01/2024	625,000	639,062
Air Medical Merger Sub Corp. (Health Care Providers & Svs.)	(a)	6.375%	05/15/2023	1,200,000	1,152,000
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		5.125%	08/01/2021	900,000	834,750
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.875%	02/01/2022	2,050,000	1,424,750
DaVita, Inc. (Health Care Providers & Svs.)		5.125%	07/15/2024	450,000	448,875
DaVita, Inc. (Health Care Providers & Svs.)		5.000%	05/01/2025	800,000	787,000
Envision Healthcare Corp. (Health Care Providers & Svs.)		5.625%	07/15/2022	450,000	463,950
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	07/01/2022	1,550,000	1,544,187
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.250%	12/01/2024	475,000	501,125
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	2,175,000	2,237,531
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	2,350,000	2,452,813
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	1,200,000	1,203,000
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	1,425,000	1,467,750
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	275,000	292,188
IASIS Healthcare LLC / IASIS Capital Corp. (Health Care Providers & Svs.)		8.375%	05/15/2019	775,000	674,250
Jaguar Holding Co. II / Pharmaceutical Product Development LLC (Health Care Providers & Svs.)	(a)	6.375%	08/01/2023	2,525,000	2,701,750
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.500%	12/01/2021	250,000	260,000
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.875%	12/01/2023	75,000	75,938
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	5.375%	05/01/2024	850,000	832,575
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	5.250%	12/01/2023	125,000	128,750
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	7.125%	06/01/2024	1,925,000	2,026,255
Surgical Care Affiliates, Inc. (Health Care Providers & Svs.)	(a)	6.000%	04/01/2023	1,050,000	1,084,125
Team Health, Inc. (Health Care Providers & Svs.)	(a)	7.250%	12/15/2023	575,000	654,063
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	350,000	348,250
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.375%	10/01/2021	800,000	788,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)		8.125%	04/01/2022	900,000	849,150
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	1,775,000	1,562,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	7.500%	01/01/2022	225,000	234,563
Vizient, Inc. (Health Care Providers & Svs.)	(a)	10.375%	03/01/2024	1,000,000	1,132,500
Change Healthcare Holdings, Inc. (Health Care Technology)		11.000%	12/31/2019	475,000	490,438
Emdeon, Inc. (Health Care Technology)	(a)	6.000%	02/15/2021	150,000	156,750
Quintiles IMS Health, Inc. (Health Care Technology)	(a)	5.000%	10/15/2026	325,000	325,813
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.500%	02/01/2025	1,125,000	936,563
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	07/15/2023	475,000	416,813
Mallinckrodt International Finance SA (Pharmaceuticals)		4.750%	04/15/2023	475,000	413,250
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.500%	04/15/2025	700,000	626,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.625%	10/15/2023	1,350,000	1,258,875
Prestige Brands, Inc. (Pharmaceuticals)	(a)	5.375%	12/15/2021	925,000	952,750
Prestige Brands, Inc. (Pharmaceuticals)	(a)	6.375%	03/01/2024	1,000,000	1,050,000
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7.250%	07/15/2022	675,000	551,813
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	5.625%	12/01/2021	100,000	77,500
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	5.500%	03/01/2023	175,000	131,250
VRX Escrow Corp. (Pharmaceuticals)	(a)	5.875%	05/15/2023	750,000	566,250
VRX Escrow Corp. (Pharmaceuticals)	(a)	6.125%	04/15/2025	2,075,000	1,558,844
VPII Escrow Corp. (Pharmaceuticals)	(a)	7.500%	07/15/2021	750,000	635,625

					46,029,903

INDUSTRIALS – 6.9%
Engility Corp. (Aerospace & Defense)	(a)	8.875%	09/01/2024	450,000	471,375
Silver II Borrower / Silver II U.S. Holdings LLC (Aerospace & Defense)	(a)	7.750%	12/15/2020	550,000	457,875
TransDigm, Inc. (Aerospace & Defense)		5.500%	10/15/2020	275,000	281,875
TransDigm, Inc. (Aerospace & Defense)		6.000%	07/15/2022	550,000	572,000
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	775,000	810,844
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	50,000	52,375
TransDigm, Inc. (Aerospace & Defense)	(a)	6.375%	06/15/2026	850,000	872,950
Allegion PLC (Building Products)		5.875%	09/15/2023	100,000	106,000
Allegion U.S. Holding Co., Inc. (Building Products)		5.750%	10/01/2021	325,000	339,625
Building Materials Corp. of America (Building Products)	(a)	6.000%	10/15/2025	225,000	236,813
Hillman Group, Inc. / The (Building Products)	(a)	6.375%	07/15/2022	1,500,000	1,410,000
Masonite International Corp. (Building Products)	(a)	5.625%	03/15/2023	275,000	283,938
NCI Building Systems, Inc. (Building Products)	(a)	8.250%	01/15/2023	725,000	783,000
Ply Gem Industries, Inc. (Building Products)		6.500%	02/01/2022	900,000	933,750
Unifrax I LLC / Unifrax Holding Co. (Building Products)	(a)	7.500%	02/15/2019	550,000	547,250
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	7.250%	11/15/2021	700,000	651,000
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	7.250%	11/15/2021	325,000	302,250
Multi-Color Corp. (Commercial Svs. & Supplies)	(a)	6.125%	12/01/2022	950,000	992,750
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)	(a)	5.375%	01/15/2025	225,000	229,500

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Southern Graphics, Inc. (Commercial Svs. & Supplies)	(a)	8.375%	10/15/2020	$1,025,000	$1,040,375
Tervita Escrow Corp. (Commercial Svs. & Supplies)	(a)	7.625%	12/01/2021	325,000	331,500
Sensata Technologies BV (Electrical Equip.)	(a)	5.625%	11/01/2024	225,000	234,563
Sensata Technologies BV (Electrical Equip.)	(a)	5.000%	10/01/2025	100,000	98,000
Sensata Technologies UK Financing Co. PLC (Electrical Equip.)	(a)	6.250%	02/15/2026	225,000	235,125
Allison Transmission, Inc. (Machinery)	(a)	5.000%	10/01/2024	250,000	252,500
Cloud Crane LLC (Machinery)	(a)	10.125%	08/01/2024	150,000	160,500
Gardner Denver, Inc. (Machinery)	(a)	6.875%	08/15/2021	400,000	398,000
Milacron LLC / Mcron Finance Corp. (Machinery)	(a)	7.750%	02/15/2021	375,000	385,313
Schaeffler Finance BV (Machinery)	(a)	4.750%	05/15/2023	375,000	380,625
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.500%	10/01/2021	625,000	650,000
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc. (Road & Rail)		5.500%	04/01/2023	125,000	122,813
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc. (Road & Rail)	(a)	5.250%	03/15/2025	775,000	722,688
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc. (Road & Rail)	(a)	6.375%	04/01/2024	700,000	699,125
Hertz Corp. / The (Road & Rail)		6.750%	04/15/2019	225,000	225,000
Hertz Corp. / The (Road & Rail)		6.250%	10/15/2022	375,000	351,563
Hertz Corp. / The (Road & Rail)	(a)	5.500%	10/15/2024	1,175,000	1,026,656
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.625%	04/15/2021	850,000	875,500
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.750%	12/15/2023	50,000	51,500
Beacon Roofing Supply, Inc. (Trading Companies & Distributors)		6.375%	10/01/2023	175,000	186,704
HD Supply, Inc. (Trading Companies & Distributors)	(a)	5.250%	12/15/2021	200,000	211,000
HD Supply, Inc. (Trading Companies & Distributors)	(a)	5.750%	04/15/2024	525,000	554,243
United Rentals North America, Inc. (Trading Companies & Distributors)		4.625%	07/15/2023	225,000	229,500
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	07/15/2025	300,000	306,000
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	425,000	438,813
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	5.375%	06/15/2024	1,000,000	1,002,500

					21,505,276

INFORMATION TECHNOLOGY – 10.5%
CommScope Technologies Finance LLC (Communications Equip.)	(a)	6.000%	06/15/2025	325,000	344,500
CommScope, Inc. (Communications Equip.)	(a)	5.500%	06/15/2024	525,000	543,375
Riverbed Technology, Inc. (Communications Equip.)	(a)	8.875%	03/01/2023	775,000	821,500
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(a)	5.875%	06/15/2021	125,000	132,952
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	1,450,000	1,609,097
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.500%	03/01/2023	325,000	337,188
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.500%	09/01/2022	725,000	746,750
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.250%	07/15/2024	950,000	954,750
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.500%	12/01/2024	575,000	587,938
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.000%	09/01/2023	550,000	550,688
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8.750%	12/15/2019	475,000	494,594
Zebra Technologies Corp. (Electronic Equip., Instr. & Comp.)		7.250%	10/15/2022	825,000	897,188
Match Group, Inc. (Internet Software & Svs.)		6.750%	12/15/2022	1,100,000	1,160,500
Match Group, Inc. (Internet Software & Svs.)		6.375%	06/01/2024	50,000	52,750
VeriSign, Inc. (Internet Software & Svs.)		4.625%	05/01/2023	300,000	304,500
VeriSign, Inc. (Internet Software & Svs.)		5.250%	04/01/2025	125,000	127,813
First Data Corp. (IT Svs.)	(a)	5.375%	08/15/2023	550,000	570,625
First Data Corp. (IT Svs.)	(a)	7.000%	12/01/2023	875,000	931,875
First Data Corp. (IT Svs.)	(a)	5.000%	01/15/2024	800,000	804,256
First Data Corp. (IT Svs.)	(a)	5.750%	01/15/2024	1,925,000	1,986,369
Sabre GLBL, Inc. (IT Svs.)	(a)	5.375%	04/15/2023	450,000	459,000
Sabre GLBL, Inc. (IT Svs.)	(a)	5.250%	11/15/2023	75,000	77,015
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.000%	07/01/2024	103,000	106,863
Entegris, Inc. (Semiconductors & Equip.)	(a)	6.000%	04/01/2022	925,000	962,000
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	5.250%	08/01/2023	400,000	401,500
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	5.250%	01/15/2024	175,000	174,125
Microsemi Corp. (Semiconductors & Equip.)	(a)	9.125%	04/15/2023	375,000	436,875
Qorvo, Inc. (Semiconductors & Equip.)		7.000%	12/01/2025	500,000	553,750
Versum Materials, Inc. (Semiconductors & Equip.)	(a)	5.500%	09/30/2024	700,000	715,750
BMC Software Finance, Inc. (Software)	(a)	8.125%	07/15/2021	1,450,000	1,354,844
Ensemble S Merger Sub, Inc. (Software)	(a)	9.000%	09/30/2023	875,000	927,500
Inception Merger Sub, Inc. / Rackspace Hosting, Inc. (Software)	(a)	8.625%	11/15/2024	1,450,000	1,534,753
Infor Software Parent LLC / Infor Software Parent, Inc. (Software)	(a)(b)	7.125%, 7.875% PIK	05/01/2021	1,750,000	1,793,750
Infor U.S., Inc. (Software)		6.500%	05/15/2022	1,600,000	1,664,000
Italics Merger Sub, Inc. (Software)	(a)	7.125%	07/15/2023	1,350,000	1,285,875
JDA Escrow LLC / JDA Bond Finance, Inc. (Software)	(a)	7.375%	10/15/2024	975,000	1,010,344
Nuance Communications, Inc. (Software)	(a)	5.375%	08/15/2020	850,000	874,438
Nuance Communications, Inc. (Software)	(a)	6.000%	07/01/2024	500,000	516,250
Nuance Communications, Inc. (Software)	(a)	5.625%	12/15/2026	850,000	835,763
PTC, Inc. (Software)		6.000%	05/15/2024	125,000	131,250

66	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
Solera LLC / Solera Finance, Inc. (Software)	(a)	10.500%	03/01/2024	$1,275,000	$1,434,375
SS&C Technologies Holdings, Inc. (Software)		5.875%	07/15/2023	450,000	466,313
NCR Corp. (Tech. Hardware, Storage & Periph.)		4.625%	02/15/2021	475,000	483,550
NCR Corp. (Tech. Hardware, Storage & Periph.)		5.000%	07/15/2022	450,000	459,000
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	225,000	241,875

					32,859,966

MATERIALS – 9.4%
Ashland LLC (Chemicals)		4.750%	08/15/2022	500,000	518,750
Axalta Coating Systems LLC (Chemicals)	(a)	4.875%	08/15/2024	150,000	150,000
Eco Services Operations LLC / Eco Finance Corp. (Chemicals)	(a)	8.500%	11/01/2022	325,000	345,313
Hexion, Inc. (Chemicals)		6.625%	04/15/2020	425,000	376,125
Hexion, Inc. (Chemicals)		8.875%	02/01/2018	500,000	497,500
Huntsman International LLC (Chemicals)		4.875%	11/15/2020	450,000	466,313
Huntsman International LLC (Chemicals)		5.125%	11/15/2022	325,000	331,500
Platform Specialty Products Corp. (Chemicals)	(a)	6.500%	02/01/2022	2,300,000	2,317,250
Platform Specialty Products Corp. (Chemicals)	(a)	10.375%	05/01/2021	150,000	166,125
PQ Corp. (Chemicals)	(a)	6.750%	11/15/2022	450,000	481,500
Scotts Miracle-Gro Co. / The (Chemicals)	(a)	5.250%	12/15/2026	50,000	50,000
Valvoline, Inc. (Chemicals)	(a)	5.500%	07/15/2024	100,000	103,500
W.R. Grace & Co. (Chemicals)	(a)	5.625%	10/01/2024	200,000	210,000
ARD Finance SA (Containers & Packaging)	(a)(b)	7.125%, 7.875% PIK	09/15/2023	1,250,000	1,234,375
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	6.750%	01/31/2021	200,000	206,000
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	6.000%	06/30/2021	150,000	152,625
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	4.625%	05/15/2023	200,000	197,500
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	7.250%	05/15/2024	1,625,000	1,712,344
Ball Corp. (Containers & Packaging)		5.250%	07/01/2025	325,000	339,625
Berry Plastics Corp. (Containers & Packaging)		5.500%	05/15/2022	1,325,000	1,378,000
Berry Plastics Corp. (Containers & Packaging)		5.125%	07/15/2023	1,025,000	1,042,938
Berry Plastics Corp. (Containers & Packaging)		6.000%	10/15/2022	75,000	79,313
BWAY Holding Co. (Containers & Packaging)	(a)	9.125%	08/15/2021	1,625,000	1,714,375
Crown Americas LLC / Crown Americas Capital Corp. IV (Containers & Packaging)		4.500%	01/15/2023	325,000	331,500
Crown Americas LLC / Crown Americas Capital Corp. V (Containers & Packaging)	(a)	4.250%	09/30/2026	100,000	94,250
Graphic Packaging International, Inc. (Containers & Packaging)		4.875%	11/15/2022	275,000	281,875
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.875%	08/15/2023	225,000	234,563
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	800,000	844,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	325,000	327,438
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	238,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.250%	02/15/2021	225,416	232,742
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		5.750%	10/15/2020	1,325,000	1,366,406
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(a)	7.000%	07/15/2024	1,350,000	1,434,375
Sealed Air Corp. (Containers & Packaging)	(a)	4.875%	12/01/2022	225,000	231,188
Sealed Air Corp. (Containers & Packaging)	(a)	5.125%	12/01/2024	350,000	359,625
Sealed Air Corp. (Containers & Packaging)	(a)	5.500%	09/15/2025	400,000	413,000
Signode Industrial Group Lux SA / Signode Industrial Group U.S., Inc. (Containers & Packaging)	(a)	6.375%	05/01/2022	1,525,000	1,532,625
ArcelorMittal (Metals & Mining)		6.125%	06/01/2025	750,000	821,250
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	1,000,000	945,000
Freeport-McMoRan, Inc. (Metals & Mining)		3.875%	03/15/2023	1,025,000	940,438
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	1,350,000	1,134,000
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.250%	01/15/2023	75,000	77,625
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.625%	01/15/2025	225,000	233,861
Steel Dynamics, Inc. (Metals & Mining)		5.250%	04/15/2023	125,000	130,938
Steel Dynamics, Inc. (Metals & Mining)		5.125%	10/01/2021	200,000	208,588
Steel Dynamics, Inc. (Metals & Mining)		5.500%	10/01/2024	350,000	371,000
Steel Dynamics, Inc. (Metals & Mining)	(a)	5.000%	12/15/2026	325,000	323,781
Teck Resources Ltd. (Metals & Mining)		6.125%	10/01/2035	775,000	753,688
Teck Resources Ltd. (Metals & Mining)		6.000%	08/15/2040	175,000	166,250
Teck Resources Ltd. (Metals & Mining)	(a)	8.500%	06/01/2024	450,000	518,625
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	650,000	637,000
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	275,000	272,250

					29,527,352

REAL ESTATE – 0.4%
RHP Hotel Properties LP / RHP Finance Corp. (Equity Real Estate Investment Trusts)		5.000%	04/15/2023	100,000	101,000
Hub Holdings, LLC / Hub Holdings Finance, Inc. (Real Estate Mgmt. & Development)	(a)(b)	8.125%, 8.875% PIK	07/15/2019	1,200,000	1,197,000
HUB International Ltd. (Real Estate Mgmt. & Development)	(a)	9.250%	02/15/2021	50,000	51,750

					1,349,750

67	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
TELECOMMUNICATION SERVICES – 5.4%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)		5.750%	12/01/2022	$475,000	$488,063
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		5.375%	05/01/2025	650,000	663,000
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		5.375%	01/15/2024	100,000	101,000
Neptune Finco Corp. (Diversified Telecom. Svs.)	(a)	10.875%	10/15/2025	750,000	892,500
Neptune Finco Corp. (Diversified Telecom. Svs.)	(a)	6.625%	10/15/2025	300,000	327,750
Neptune Finco Corp. (Diversified Telecom. Svs.)	(a)	10.125%	01/15/2023	300,000	346,500
Numericable Group SA (Diversified Telecom. Svs.)	(a)	6.000%	05/15/2022	425,000	436,156
Numericable Group SA (Diversified Telecom. Svs.)	(a)	6.250%	05/15/2024	400,000	402,000
Numericable-SFR SA (Diversified Telecom. Svs.)	(a)	7.375%	05/01/2026	1,200,000	1,225,500
Altice SA (Media)	(a)	7.750%	05/15/2022	500,000	533,750
Altice SA (Media)	(a)	7.625%	02/15/2025	1,425,000	1,496,250
Digicel Group Ltd. (Wireless Telecom. Svs.)	(a)	8.250%	09/30/2020	975,000	836,521
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	825,000	814,688
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	875,000	881,563
Sprint Corp. (Wireless Telecom. Svs.)		7.875%	09/15/2023	1,225,000	1,307,688
Sprint Corp. (Wireless Telecom. Svs.)		7.125%	06/15/2024	325,000	334,750
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	1,950,000	2,049,938
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(a)	7.000%	03/01/2020	350,000	379,750
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)		9.125%	01/15/2019	425,000	371,875
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	875,000	894,688
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.731%	04/28/2022	75,000	78,375
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.125%	01/15/2022	200,000	211,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	625,000	670,313
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	04/01/2023	450,000	477,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.000%	03/01/2023	150,000	158,438
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	225,000	240,469
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2026	325,000	351,406

					16,970,931

UTILITIES – 3.1%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.625%	05/20/2024	250,000	255,625
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	1,200,000	1,218,000
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	275,000	277,750
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.500%	05/01/2021	450,000	445,500
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	01/15/2022	500,000	495,000
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	06/15/2023	725,000	712,313
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.375%	08/01/2021	372,000	385,020
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024	1,150,000	1,164,375
Calpine Corp. (Ind. Power & Renewable Elec.)		5.750%	01/15/2025	2,025,000	1,954,125
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.625%	03/15/2023	75,000	75,188
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.250%	05/01/2024	975,000	948,188
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	(a)	7.250%	05/15/2026	1,075,000	1,069,625
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	(a)	6.625%	01/15/2027	250,000	236,250
TerraForm Power Operating, LLC (Ind. Power & Renewable Elec.)	(a)	6.375%	02/01/2023	375,000	379,688
TerraForm Power Operating, LLC (Ind. Power & Renewable Elec.)	(a)	6.625%	06/15/2025	150,000	155,250
FPL Energy National Wind Portfolio LLC (Acquired 05/27/2009, Cost $8,851) (Multi-Utilities)	(a)(c)	6.125%	03/25/2019	9,533	9,533

					9,781,430

Total Corporate Bonds (Cost $288,715,046)					$289,632,019

Exchange Traded Funds – 4.1%				Shares	Value
iShares iBoxx $ High Yield Corporate Bond ETF				75,742	$6,555,470
SPDR Bloomberg Barclays High Yield Bond ETF				175,600	6,400,620

Total Exchange Traded Funds (Cost $13,006,054)					$12,956,090

Money Market Funds – 2.0%				Shares	Value
State Street Institutional U.S. Government Money Market Fund
Institutional Class				6,173,778	$6,173,778

Total Money Market Funds (Cost $6,173,778)					$6,173,778

Total Investments – 98.4% (Cost $307,894,878)	(d)				$308,761,887
Other Assets in Excess of Liabilities – 1.6%					4,995,581

Net Assets – 100.0%					$313,757,468

Percentages are stated as a percent of net assets.

Abbreviations:

PIK: Payment-in-Kind

68	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2016

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2016, the value of these securities totaled $164,474,750, or 52.4% of the Portfolio’s net assets. Unless also noted with (c), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).

(c)	Represents a security deemed to be illiquid. At December 31, 2016, the value of illiquid securities in the Portfolio totaled $1,971,783, or 0.6% of the Portfolio’s net assets.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

69

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio

Objective/Strategy

The ClearBridge Small Cap Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

Performance as of December 31, 2016

Average Annual returns
One year	28.03%
Five years	13.66%
Ten years	9.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.08% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the ClearBridge Small Cap Portfolio returned 28.03% versus 21.31% for its benchmark, the Russell 2000 Index.

Major equity indices opened the year with losses between 5% and 8% in January amid weak fourth quarter earnings announcements and downward pressure on oil prices. The Russell 2000 Index was no exception, as the small cap index declined 15.9% from the beginning of the year to February 11. However, stocks rallied in late February and into the middle part of 2016, as investors shook off political risks in Europe, epitomized by “Brexit,” the United Kingdom’s (UK) surprise vote to leave the European Union, and focused on generally positive economic data, dovish indications from the Federal Reserve (Fed) and a recovery in oil prices.

The summer months, characterized by lower volatility, gave way to a more up-and-down final quarter. Prior to the U.S. presidential election, stocks retreated from what were then record highs, as investors weighed the potential impacts of an acrimonious election season. However, with the surprise election of Donald Trump and a Republican Congress, the market ultimately reacted positively to the potential policy impacts. Major U.S. equity indices increased sharply in the immediate aftermath of the election, as investors became increasingly confident that the new administration would boost economic growth via tax cuts, a reduction in regulations and infrastructure spending. Small cap stocks, in particular, were major beneficiaries of the post-election rally, as the Russell 2000 Index rose 13.8% from market close on November 8 to the end of 2016. Smaller, domestically-oriented firms would stand to gain major advantages from certain tax reform policies proposed by the Republicans and would be less impacted by the strong dollar.

Inflation data and strong economic activity led the Fed to raise interest rates in December 2016 for the first time since December 2015. Investors largely viewed this as an expected move, and confirmation that the economic growth could heat up in the coming year. The shift in expectations since November also generated a rotation into cyclical, value-oriented sectors, and away from the fixed income market and bond proxy stocks. This led to outperformance in sectors such as Financials, where banks, in particular, gained on the premise that a more benign regulatory environment, inflationary fiscal stimulus leading to earlier-than-expected interest rate normalization, and faster economic growth would boost bank profitability. Energy stocks also gained on expectations for faster growth, in addition to The Organization of the Petroleum Exporting Countries’ (OPEC) December 2016 agreement to cut its daily oil output, which has carried the price of oil meaningfully over $50 for the first time in more than a year and provided optimism that supply-demand balance would return to the commodity markets.

The small cap Russell 2000 Index closed the year up approximately 21.3%, outperforming its large cap counterpart, the Russell 1000 Index, by 925 basis points. Value stocks outperformed growth, as the Russell 2000 Value Index gained 31.7% in 2016, while the Russell 2000 Growth Index gained 11.3%. Elsewhere in the market, the S&P 500 Index finished the year up 12.0%, the Dow Jones Industrial Average gained 16.5% and the Nasdaq Composite Index returned 9.0%.

The Portfolio’s relative outperformance was driven by both security selection and sector allocation. Stock selection and an underweight position in the Health Care sector were key contributors to performance during the period, as well as strong stock selection in Financials and Materials. Security selection in the Consumer Discretionary sector detracted from relative returns, offsetting some of the outperformance.(1)

HealthEquity, Inc., Steel Dynamics, Inc., LegacyTexas Financial Group, Inc., U.S. Silica Holdings, Inc. and Hi-Crush Partners LP were the largest contributors to performance, while the largest detractors included Quotient Ltd., OneMain Holdings, Inc., DHI Group, Inc., Frank’s International NV and Manhattan Associates, Inc.(1)

HealthEquity, Inc., a leading custodian of health savings accounts (HSAs), experienced continued growth in assets and in its member base, resulting in the company’s shares rising roughly 75% during the year. The company generates revenue from three main sources: account fees, HSA debit card transaction fees and on the difference between interest paid and earned from account balances. The stock had declined early in the year on concerns of declining account fees, which have resulted from the company offering discounts to large employers. What the company loses in these account fees, it should more than regenerate over time as it signs up more employees and generates revenue from card transaction fees and interest. HealthEquity’s shares appreciated further following the election, as many Republican leaders in Congress support increasing the amount investable in HSAs as part of a likely reform of the Affordable Care Act.(1)

Steel Dynamics, Inc. shares surged more than 100% in 2016 to their highest level since 2008. The stock had sold off in 2015, as weak demand in China and exposure to the flagging U.S. energy industry resulted in weak steel prices. Steel prices, and the margin between scrap and finished steel products, have improved as China has cut back on production and as U.S. demand has improved, particularly in the non-residential construction and automotive industries. Steel Dynamics has also demonstrated its ability to generate solid returns in a rising price environment, while keeping costs down due its use

70	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (Continued)

of scrap steel as an input. We trimmed our position in the company, as we believe the price-to-value gap has closed somewhat during the year, but we still see opportunity for Steel Dynamics to continue to benefit in what is an underserved U.S. steel market.(1)

A rise in interest rates and the yield curve benefited Financials sector stocks during the fourth quarter; in particular, banks such as LegacyTexas Financial Group, Inc. Investors believe that stronger than expected economic growth and inflation resulting from the incoming presidential administration’s policies are likely to push rates up, boosting bank profitability. LegacyTexas also benefited during the quarter from an increase in the price of oil, as the bank’s market has significant energy exposure. The company has a long track record as a responsible lender with losses below average, and management has been adept at navigating different market cycles and keeping costs low relative to competitors. Furthermore, the bank is an attractive takeover target in a growing market and appears willing to be acquired. We believe LegacyTexas is in a strong position to continue to benefit should interest rates continue to rise.(1)

After closing 2015 as a top contributor, Quotient Ltd. detracted from performance in 2016. The company’s capital position worsened due to delays in proving the manufacturing ability of its MosaiQ blood grouping and serological disease screening platform, as well as the failure of a sale-leaseback agreement in the UK following the Brexit vote. The company was able to raise the capital it needs, albeit at less attractive costs. However, the fundamentals driving our investment case for the MosaiQ platform have not been impaired. The company reported positive results in early January 2017 from its recent performance evaluation study of the platform. We maintain our confidence that the company will deliver on its plans for a commercial launch in Europe by the end of 2017, and in the U.S. early in 2018, and we believe the platform will dominate the market.(1)

OneMain Holdings, Inc. ended the year as another main detractor from performance, as investors remain concerned about the progress of integration following the Springleaf Holdings, Inc./OneMain Holdings Inc. merger. Liquidity issues and temporarily higher leverage as a result of the deal had also concerned investors earlier in the year, but the company has forcefully addressed its liquidity position. While it has taken time for the company to bring Springleaf’s lending culture into OneMain, we remain confident that OneMain should be able to work through its training and operations integration issues. In addition to unease about the merger’s progress, there had been concerns surrounding OneMain’s subprime credit exposure, particularly in autos, and the overall impact of a slowing economy on its portfolio. But OneMain has minimal auto purchase exposure and a new economic outlook has permeated the market. The company engages in well-underwritten auto refinance lending where interest rates are higher, loss content is lower, and thus returns superior to the subprime auto lending market broadly. We believe the current valuation is relatively pessimistic and still embeds negative consumer receivables growth. As OneMain works through its integration issues and retools its short-term portfolio, where much of the concerns lie, we expect the company to deliver mid-teens growth. Our analysis of OneMain points to a favorable risk/reward skew.(1)

DHI Group, Inc. shares underperformed this year, as its revenues have come under pressure and investors have grown concerned over increased competition from LinkedIn and other smaller talent recruitment companies. DHI’s energy product, Rigzone, faced challenges from a depressed commodity price environment and has failed to generate much business. Furthermore, we overestimated the company’s ability to use its extensive data on job-seekers to generate new revenue from existing clients. We exited our position in DHI Group in the latter half of the year, as we believed that cyclical risks and the company’s inability to boost its take-rate from existing customers on its data-sharing products made the stock unattractive relative to its price.(1)

The perception and anticipation of macro factors and events have an impact on what is discounted in stock prices, and we look to capitalize in situations when expectations of a certain outcome are too low or too high. We continue to find undervalued investment opportunities; however, we would describe them as more idiosyncratic or limited in scope. For example, in 2015, disruptions in the energy complex produced investment opportunities across multiple industries with both direct and indirect energy exposure. We do not see a comparatively broad opportunity set today. Nevertheless, we are finding candidates in narrower areas of disruption such as food deflation. While the historic pricing pressure on food is wreaking havoc among grocers and suppliers, the investment opportunity created is more limited than what occurred with energy in 2015. The degree of undervaluation has also declined in general.

We do not know what 2017 will bring, but we will continue to focus on what we can control: the diligent application of our process to identify undervalued investments and measure the risks we take in the overall Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S equity universe. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

71	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	90.5
Master Limited Partnerships (4)	0.9
Money Market Funds and Other Net Assets	8.6

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. LegacyTexas Financial Group, Inc.	2.2
2. First Interstate BancSystem, Inc. Class A	2.1
3. GATX Corp.	2.0
4. Gentex Corp.	2.0
5. Washington Federal, Inc.	1.9
6. Service Corp. International	1.9
7. Gray Television, Inc.	1.8
8. HealthEquity, Inc.	1.8
9. Bankrate, Inc.	1.6
10. Methode Electronics, Inc.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Financials	21.1
Information Technology	18.6
Industrials	13.5
Consumer Discretionary	12.6
Health Care	8.8
Real Estate	4.5
Materials	4.2
Consumer Staples	3.8
Energy	3.0
Utilities	1.3

91.4

72

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 90.5%		Shares	Value
CONSUMER DISCRETIONARY – 12.6%
Gentex Corp. (Auto Components)		275,550	$5,425,580
Service Corp. International (Diversified Consumer Svs.)		185,730	5,274,732
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	79,980	2,595,351
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)		97,300	1,955,730
Potbelly Corp. (Hotels, Restaurants & Leisure)	(a)	194,590	2,510,211
Red Robin Gourmet Burgers, Inc. (Hotels, Restaurants & Leisure)	(a)	45,000	2,538,000
Taylor Morrison Home Corp. Class A (Household Durables)	(a)	134,390	2,588,351
Gray Television, Inc. (Media)	(a)	450,870	4,891,939
Monro Muffler Brake, Inc. (Specialty Retail)		59,000	3,374,800
Murphy U.S.A., Inc. (Specialty Retail)	(a)	57,710	3,547,434

			34,702,128

CONSUMER STAPLES – 3.8%
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	220,010	4,162,589
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	61,290	2,924,759
TreeHouse Foods, Inc. (Food Products)	(a)	29,407	2,122,891
Inter Parfums, Inc. (Personal Products)		41,680	1,365,020

			10,575,259

ENERGY – 3.0%
Smart Sand, Inc. (Energy Equip. & Svs.)	(a)	187,760	3,107,428
Extraction Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(a)	141,310	2,831,852
Sanchez Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	264,460	2,388,074

			8,327,354

FINANCIALS – 21.1%
First Interstate BancSystem, Inc. Class A (Banks)		134,940	5,741,697
Hancock Holding Co. (Banks)		59,188	2,551,003
LegacyTexas Financial Group, Inc. (Banks)		138,980	5,984,479
Popular, Inc. (Banks)		85,780	3,758,880
Main Street Capital Corp. (Capital Markets)		83,752	3,079,561
PennantPark Investment Corp. (Capital Markets)		236,766	1,813,628
Triangle Capital Corp. (Capital Markets)		129,346	2,372,206
OneMain Holdings, Inc. (Consumer Finance)	(a)	173,100	3,832,434
PRA Group, Inc. (Consumer Finance)	(a)	91,007	3,558,374
Assured Guaranty Ltd. (Insurance)		93,690	3,538,671
Kinsale Capital Group, Inc. (Insurance)		92,750	3,154,427
ProAssurance Corp. (Insurance)		74,360	4,179,032
Beneficial Bancorp, Inc. (Thrifts & Mortgage Finance)		174,090	3,203,256
NMI Holdings, Inc. Class A (Thrifts & Mortgage Finance)	(a)	229,434	2,443,472
Radian Group, Inc. (Thrifts & Mortgage Finance)		200,990	3,613,800
Washington Federal, Inc. (Thrifts & Mortgage Finance)		156,460	5,374,401

			58,199,321

HEALTH CARE – 8.8%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	876,550	2,699,774
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	166,030	2,538,599
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	21,250	2,159,212
Radius Health, Inc. (Biotechnology)	(a)	36,940	1,404,828
Quotient Ltd. (Health Care Equip. & Supplies)	(a)	324,860	1,572,322
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	120,210	4,870,909

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	39,180	$2,125,907
Surgical Care Affiliates, Inc. (Health Care Providers & Svs.)	(a)	51,576	2,386,422
INC Research Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	38,440	2,021,944
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	66,440	2,396,491

			24,176,408

INDUSTRIALS – 13.5%
HEICO Corp. (Aerospace & Defense)		47,330	3,651,509
Allegiant Travel Co. (Airlines)		13,760	2,289,664
Continental Building Products, Inc. (Building Products)	(a)	145,240	3,355,044
Copart, Inc. (Commercial Svs. & Supplies)	(a)	41,310	2,288,987
CIRCOR International, Inc. (Machinery)		38,710	2,511,505
Matson, Inc. (Marine)		75,000	2,654,250
ICF International, Inc. (Professional Svs.)	(a)	70,850	3,910,920
Landstar System, Inc. (Road & Rail)		27,231	2,322,804
Marten Transport Ltd. (Road & Rail)		101,000	2,353,300
GATX Corp. (Trading Companies & Distributors)		89,010	5,481,236
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)	(a)	118,020	3,764,838
Triton International Ltd. (Trading Companies & Distributors)		159,840	2,525,472

			37,109,529

INFORMATION TECHNOLOGY – 18.6%
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a)	33,910	3,906,432
Methode Electronics, Inc. (Electronic Equip., Instr. & Comp.)		108,290	4,477,791
MTS Systems Corp. (Electronic Equip., Instr. & Comp.)		54,270	3,077,109
2U, Inc. (Internet Software & Svs.)	(a)	111,980	3,376,197
Bankrate, Inc. (Internet Software & Svs.)	(a)	409,280	4,522,544
Criteo SA – ADR (Internet Software & Svs.)	(a)	56,600	2,325,128
Q2 Holdings, Inc. (Internet Software & Svs.)	(a)	137,890	3,978,126
Web.com Group, Inc. (Internet Software & Svs.)	(a)	110,556	2,338,259
WebMD Health Corp. (Internet Software & Svs.)	(a)	57,660	2,858,206
CSG Systems International, Inc. (IT Svs.)		62,660	3,032,744
EVERTEC, Inc. (IT Svs.)		187,510	3,328,303
WNS Holdings Ltd. – ADR (IT Svs.)	(a)	116,390	3,206,545
Power Integrations, Inc. (Semiconductors & Equip.)		36,580	2,481,953
Semtech Corp. (Semiconductors & Equip.)	(a)	103,040	3,250,912
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	104,130	3,035,390
Manhattan Associates, Inc. (Software)	(a)	38,758	2,055,337

			51,250,976

MATERIALS – 3.3%
Balchem Corp. (Chemicals)		41,490	3,481,841
Steel Dynamics, Inc. (Metals & Mining)		56,667	2,016,212
Clearwater Paper Corp. (Paper & Forest Products)	(a)	54,280	3,558,054

			9,056,107

REAL ESTATE – 4.5%
American Homes 4 Rent (Equity Real Estate Investment Trusts)		141,200	2,962,376
Lexington Realty Trust (Equity Real Estate Investment Trusts)		218,310	2,357,748
Potlatch Corp. (Equity Real Estate Investment Trusts)		88,510	3,686,442
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)		218,210	3,497,906

			12,504,472

73	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
UTILITIES – 1.3%
PNM Resources, Inc. (Electric Utilities)		104,360	$3,579,548

Total Common Stocks (Cost $221,852,946)			$249,481,102

Master Limited Partnerships – 0.9%		Shares	Value
MATERIALS – 0.9%
Hi-Crush Partners LP (Metals & Mining)	(a)	122,643	$2,428,331

Total Master Limited Partnerships (Cost $1,902,146)			$2,428,331

Money Market Funds – 5.7%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		15,752,453	$15,752,453

Total Money Market Funds (Cost $15,752,453)			$15,752,453

Total Investments – 97.1% (Cost $239,507,545)	(b)		$267,661,886
Other Assets in Excess of Liabilities – 2.9%			8,052,180

Net Assets – 100.0%			$275,714,066

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

74

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing more than 80% of its net assets in the common stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of December 31, 2016

Average Annual Returns
One year	6.69%
Five years	17.26%
Ten years	11.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.47% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Nasdaq-100® Index Portfolio returned 6.69% versus 7.27% for its benchmark, the Nasdaq-100® Index

The largest contributors to the Portfolio and benchmark returns for the year were Apple, Inc., Microsoft Corp., NVIDIA Corp., Amazon.com, Inc., and Comcast Corp. Class A. The largest detractors from the Portfolio and benchmark returns for the year were Gilead Sciences, Inc., Regeneron Pharmaceuticals, Inc., Alexion Pharmaceuticals, Inc., Vertex Pharmaceuticals, Inc., and Express Scripts Holding Co.(1)

Telecommunication Services, Industrials, and Information Technology were the best performing sectors for the year, while Health Care was the key laggard.(1)

The Portfolio is managed on a risk-controlled basis and is constructed to closely replicate its benchmark index. The expected sources of performance variance include the impact of trading daily cash flows, including trading commissions, and the operating expenses of the Portfolio.

Since May 2, 2016, the Portfolio has been sub-advised by Geode Capital Management, LLC (“Geode”). Prior to that date, the management of the Portfolio’s securities was performed by Ohio National Investments, Inc. (“ONI”), the adviser to the Portfolio.

Also, since May 2, 2016, the Portfolio has held E-mini Nasdaq-100 futures contracts for the purposes of efficiently managing daily cash flows and gaining market exposure for dividend receivables. The futures position did not have a material impact on performance during the period in which Geode was the sub-adviser to the Portfolio, nor for the year ended December 31, 2016.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ Stock Market. The index presented includes the effects of reinvested dividends.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

75	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	99.6
Money Market Funds
Less Net Liabilities	0.4

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	10.9
2. Microsoft Corp.	8.5
3. Amazon.com, Inc.	6.3
4. Facebook, Inc. Class A	4.8
5. Alphabet, Inc. Class C	4.7
6. Alphabet, Inc. Class A	4.1
7. Intel Corp.	3.0
8. Comcast Corp. Class A	2.9
9. Cisco Systems, Inc.	2.7
10. Amgen, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	57.2
Consumer Discretionary	21.3
Health Care	11.4
Consumer Staples	6.4
Industrials	2.1
Telecommunication Services	1.2

99.6

76

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 99.6%		Shares	Value
CONSUMER DISCRETIONARY – 21.3%
Tesla Motors, Inc. (Automobiles)	(a)	4,132	$882,967
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		10,759	889,554
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	6,259	266,195
Starbucks Corp. (Hotels, Restaurants & Leisure)		40,100	2,226,352
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	13,092	9,817,298
Ctrip.com International Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	11,558	462,320
Expedia, Inc. (Internet & Direct Marketing Retail)		3,781	428,312
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	25,247	642,284
Liberty Interactive Corp. QVC Group Class A (Internet & Direct Marketing Retail)	(a)	12,306	245,874
Liberty Ventures (Internet & Direct Marketing Retail)	(a)	2,236	82,441
Netflix, Inc. (Internet & Direct Marketing Retail)	(a)	11,824	1,463,811
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)	(a)	1,359	1,992,376
TripAdvisor, Inc. (Internet & Direct Marketing Retail)	(a)	3,662	169,807
Hasbro, Inc. (Leisure Products)		3,438	267,442
Mattel, Inc. (Leisure Products)		9,424	259,631
Charter Communications, Inc. Class A (Media)	(a)	7,457	2,147,019
Comcast Corp. Class A (Media)		65,668	4,534,375
Discovery Communications, Inc. Class A (Media)	(a)	4,186	114,738
Discovery Communications, Inc. Class C (Media)	(a)	6,466	173,159
DISH Network Corp. Class A (Media)	(a)	6,243	361,657
Liberty Global PLC Class A (Media)	(a)	7,077	216,485
Liberty Global PLC Class C (Media)	(a)	17,597	522,631
Liberty Global PLC LiLAC Class A (Media)	(a)	1,406	30,876
Liberty Global PLC LiLAC Class C (Media)	(a)	3,340	70,708
Sirius XM Holdings, Inc. (Media)		132,937	591,570
Twenty-First Century Fox, Inc. Class A (Media)		29,117	816,441
Twenty-First Century Fox, Inc. Class B (Media)		22,001	599,527
Viacom, Inc. Class B (Media)		9,571	335,942
Dollar Tree, Inc. (Multiline Retail)	(a)	6,496	501,361
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,603	724,701
Ross Stores, Inc. (Specialty Retail)		10,927	716,811
Tractor Supply Co. (Specialty Retail)		3,616	274,129
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	1,718	437,987

			33,266,781

CONSUMER STAPLES – 6.4%
Monster Beverage Corp. (Beverages)	(a)	15,732	697,557
Costco Wholesale Corp. (Food & Staples Retailing)		12,044	1,928,365
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		29,847	2,470,138
Kraft Heinz Co. / The (Food Products)		33,538	2,928,538
Mondelez International, Inc. Class A (Food Products)		42,552	1,886,330

			9,910,928

HEALTH CARE – 11.4%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	6,178	755,878
Amgen, Inc. (Biotechnology)		20,497	2,996,866
Biogen, Inc. (Biotechnology)	(a)	5,995	1,700,062
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	4,739	392,579
Celgene Corp. (Biotechnology)	(a)	21,359	2,472,304
Gilead Sciences, Inc. (Biotechnology)		36,299	2,599,371
Incyte Corp. (Biotechnology)	(a)	5,190	520,401
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,853	1,047,308
Shire PLC – ADR (Biotechnology)		2,244	382,333
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	6,834	503,461
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		6,361	367,221

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	7,665	$307,520
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,068	677,294
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	16,989	1,168,673
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	2,218	336,493
Cerner Corp. (Health Care Technology)	(a)	9,354	443,099
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	4,047	518,178
Mylan NV (Pharmaceuticals)	(a)	14,743	562,445

			17,751,486

INDUSTRIALS – 2.1%
American Airlines Group, Inc. (Airlines)		14,275	666,500
Cintas Corp. (Commercial Svs. & Supplies)		2,891	334,084
PACCAR, Inc. (Machinery)		9,658	617,146
Verisk Analytics, Inc. (Professional Svs.)	(a)	4,614	374,518
CSX Corp. (Road & Rail)		25,807	927,245
Fastenal Co. (Trading Companies & Distributors)		7,963	374,102

			3,293,595

INFORMATION TECHNOLOGY – 57.2%
Cisco Systems, Inc. (Communications Equip.)		138,306	4,179,607
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	4,775	318,397
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	8,158	6,464,807
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	9,508	7,338,465
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	7,550	1,241,296
eBay, Inc. (Internet Software & Svs.)	(a)	30,801	914,482
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	64,495	7,420,150
NetEase, Inc. – ADR (Internet Software & Svs.)		2,104	453,075
Yahoo!, Inc. (Internet Software & Svs.)	(a)	26,288	1,016,557
Automatic Data Processing, Inc. (IT Svs.)		12,431	1,277,658
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	16,716	936,597
Fiserv, Inc. (IT Svs.)	(a)	5,980	635,554
Paychex, Inc. (IT Svs.)		9,964	606,608
PayPal Holdings, Inc. (IT Svs.)	(a)	33,246	1,312,220
Analog Devices, Inc. (Semiconductors & Equip.)		8,491	616,616
Applied Materials, Inc. (Semiconductors & Equip.)		29,781	961,033
Broadcom Ltd. (Semiconductors & Equip.)		10,947	1,935,101
Intel Corp. (Semiconductors & Equip.)		130,570	4,735,774
KLA-Tencor Corp. (Semiconductors & Equip.)		4,307	338,875
Lam Research Corp. (Semiconductors & Equip.)		4,486	474,305
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		7,805	301,039
Microchip Technology, Inc. (Semiconductors & Equip.)		5,952	381,821
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	28,697	629,038
NVIDIA Corp. (Semiconductors & Equip.)		14,851	1,585,196
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	9,235	905,122
QUALCOMM, Inc. (Semiconductors & Equip.)		40,692	2,653,118
Skyworks Solutions, Inc. (Semiconductors & Equip.)		5,120	382,259
Texas Instruments, Inc. (Semiconductors & Equip.)		27,538	2,009,448
Xilinx, Inc. (Semiconductors & Equip.)		6,957	419,994
Activision Blizzard, Inc. (Software)		20,477	739,424
Adobe Systems, Inc. (Software)	(a)	13,700	1,410,415
Autodesk, Inc. (Software)	(a)	6,114	452,497
CA, Inc. (Software)		11,512	365,736
Check Point Software Technologies Ltd. (Software)	(a)	4,725	399,074
Citrix Systems, Inc. (Software)	(a)	4,297	383,765
Electronic Arts, Inc. (Software)	(a)	8,314	654,811
Intuit, Inc. (Software)		7,072	810,522
Microsoft Corp. (Software)		214,229	13,312,190
Symantec Corp. (Software)		17,177	410,359

77	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Apple, Inc. (Tech. Hardware, Storage & Periph.)		146,917	$17,015,927
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		8,115	309,750
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		7,865	534,427

			89,243,109

TELECOMMUNICATION SERVICES – 1.2%
SBA Communications Corp. Class A (Diversified Telecom. Svs.)	(a)	3,418	352,943
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	22,703	1,305,650
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		11,851	289,520

			1,948,113

Total Common Stocks (Cost $96,232,515)			$155,414,012

Money Market Funds – 1.8%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		2,790,770	$2,790,770

Total Money Market Funds (Cost $2,790,770)			$2,790,770

Total Investments – 101.4% (Cost $99,023,285)	(b)		$158,204,782
Liabilities in Excess of Other Assets – (1.4)%	(c)		(2,148,349)

Net Assets – 100.0%			$156,056,433

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(c)	Includes $137,054 of cash pledged as collateral for the following futures contract outstanding at December 31, 2016:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini Nasdaq-100 Contracts (United States)	March 17, 2017	9	$875,520	$890,881	$(15,361)	$—

The accompanying notes are an integral part of these financial statements.

78

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2016

Average Annual returns
One year	11.77%
Five years	16.19%
Ten years	6.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.81% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Bristol Portfolio returned 11.77% versus 11.96% for its benchmark, the S&P 500 Index.

The Portfolio’s slight underperformance relative to its benchmark was due to sector allocation, as opposed to stock selection, during the year. An overweight to Health Care and an underweight to Energy were the key detractors. Positive stock selection in Financials and Industrials helped to offset most of the negative impacts of sector allocation, however.(1)

The Portfolio’s top performers for the year were TESARO, Inc, Pioneer Natural Resources Co., Hewlett Packard Enterprise Co., Regions Financial Corp., and Time Warner, Inc. The worst performers were Ophthotech Corp., Allergan PLC, Treehouse Foods, Inc, Mylan NV, and Delphi Automotive PLC.(1)

The top contributor to the Portfolio’s performance for the year was TESARO, Inc., which generated 315 basis points. The company reported positive Phase 3 data for its ovarian cancer drug. Regions Financial Corp. added 95 basis points, while Keycorp added 84 basis points, as each benefitted from a rise in interest rates and a rise in oil prices. Time Warner, Inc. contributed 94 basis points as it benefited from improving industry trends during the course of the year. Anacor Pharmaceuticals, Inc. added 81 points as the stock benefitted from Pfizer, Inc.’s announcement to purchase Anacor for access to Anacor’s non-steroidal topical gel to treat eczema.(1)

Detractors from performance for the year included Ophthotech Corp., which fell when its drug for wet Age-Related Macular Degeneration (AMD) failed Phase 3 studies after previously reporting very successful data in its Phase 2 studies and, thus, impacted the Portfolio negatively by 153 basis points. Specialty pharmaceutical companies, Allergan PLC and Mylan NV, had some unforeseen issues. Allergan PLC’s proposed merger with Pfizer, Inc. was terminated, and concerns of weaker pricing in generic drugs outweighed Mylan’s strong growth prospects this year from significant new product launches, together costing the Portfolio 140 basis points. Delphi Automotive PLC cost the Portfolio 68 basis points, as concerns over Brexit and the U.S. auto cycle pressured the stock. Finally, TreeHouse Foods, Inc. cost the Portfolio 58 basis points, as it had revenue misses.(1)

With the Republicans winning the Presidency and both houses of Congress, there will likely be dramatic changes in the future fundamentals of many areas, with particular impact on Financials, Health Care, Consumer Discretionary, and defense contractors within the Industrials sector. The Portfolio is positioned well for additional positive news for Financials, as inflation ticked up in the fourth quarter, and may continue to trend higher due to the rise in oil prices after The Organization of the Petroleum Exporting Countries (OPEC) and other major foreign oil entities cut production. Going out to the intermediate term, deregulation in Financials is a major potential positive factor, possibly in the forms of loosened controls over proprietary trading and banking fees, as well as lower capital requirements.

We see a turn in defense and infrastructure spending playing out over the next few quarters, with the potential for stronger growth if new tax and spending initiatives pass. This would likely be at the expense of many consumer companies, especially those that are highly exposed to imported goods. While the repeal of the Affordable Care Act is clearly thought of as one of the highest-priority items on the Republican agenda, the impact to the Health Care sector is somewhat difficult to predict; thus, we have decided to reduce risk in that sector.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

79	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	99.6
Other Net Assets	0.4

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Amazon.com, Inc.	3.0
2. Alphabet, Inc. Class C	3.0
3. Microsoft Corp.	2.7
4. Bank of America Corp.	2.6
5. Apple, Inc.	2.6
6. Citigroup, Inc.	2.5
7. JPMorgan Chase & Co.	2.3
8. Goldman Sachs Group, Inc. / The	2.3
9. Facebook, Inc. Class A	2.2
10. T-Mobile U.S., Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	25.8
Financials	19.1
Industrials	17.2
Consumer Discretionary	15.5
Health Care	8.7
Consumer Staples	6.7
Energy	4.4
Telecommunication Services	2.2

99.6

80

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 99.6%		Shares	Value
CONSUMER DISCRETIONARY – 15.5%
Delphi Automotive PLC (Auto Components)		54,762	$3,688,221
Starbucks Corp. (Hotels, Restaurants & Leisure)		68,877	3,824,051
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	8,374	6,279,411
CBS Corp. Class B (Media)		68,067	4,330,423
Discovery Communications, Inc. Class A (Media)	(a)	150,891	4,135,922
Time Warner, Inc. (Media)		44,916	4,335,741
Walt Disney Co. / The (Media)		33,522	3,493,663
PVH Corp. (Textiles, Apparel & Luxury Goods)		24,550	2,215,392

			32,302,824

CONSUMER STAPLES – 6.7%
General Mills, Inc. (Food Products)		64,826	4,004,302
Kraft Heinz Co. / The (Food Products)		43,220	3,773,970
Mondelez International, Inc. Class A (Food Products)		22,041	977,078
Pinnacle Foods, Inc. (Food Products)		84,852	4,535,339
TreeHouse Foods, Inc. (Food Products)	(a)	9,014	650,721

			13,941,410

ENERGY – 4.4%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		24,950	1,739,764
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		68,188	3,114,146
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		24,315	4,378,402

			9,232,312

FINANCIALS – 19.1%
Bank of America Corp. (Banks)		241,548	5,338,211
Citigroup, Inc. (Banks)		87,183	5,181,286
JPMorgan Chase & Co. (Banks)		55,336	4,774,943
KeyCorp (Banks)		218,961	4,000,417
Regions Financial Corp. (Banks)		277,129	3,979,572
Bank of New York Mellon Corp. / The (Capital Markets)		89,063	4,219,805
Goldman Sachs Group, Inc. / The (Capital Markets)		19,926	4,771,281
American International Group, Inc. (Insurance)		64,485	4,211,515
MetLife, Inc. (Insurance)		59,001	3,179,564

			39,656,594

HEALTH CARE – 8.7%
Celgene Corp. (Biotechnology)	(a)	13,850	1,603,138
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		25,060	4,010,602
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		28,870	4,073,557

Common Stocks(Continued)		Shares	Value
HEALTH CARE (continued)
Allergan PLC (Pharmaceuticals)	(a)	18,438	$3,872,164
Mylan NV (Pharmaceuticals)	(a)	115,743	4,415,595

			17,975,056

INDUSTRIALS – 17.2%
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		17,920	3,300,685
Raytheon Co. (Aerospace & Defense)		30,016	4,262,272
FedEx Corp. (Air Freight & Logistics)		24,871	4,630,980
Delta Air Lines, Inc. (Airlines)		42,096	2,070,702
AECOM (Construction & Engineering)	(a)	112,273	4,082,246
Quanta Services, Inc. (Construction & Engineering)	(a)	63,515	2,213,498
Rockwell Automation, Inc. (Electrical Equip.)		27,325	3,672,480
Snap-on, Inc. (Machinery)		25,090	4,297,164
Xylem, Inc. (Machinery)		59,817	2,962,138
Union Pacific Corp. (Road & Rail)		40,917	4,242,275

			35,734,440

INFORMATION TECHNOLOGY – 25.8%
Harris Corp. (Communications Equip.)		39,869	4,085,376
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	710	562,640
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	7,987	6,164,526
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	40,433	4,651,817
Computer Sciences Corp. (IT Svs.)		68,479	4,069,022
Mastercard, Inc. Class A (IT Svs.)		15,555	1,606,054
ASML Holding NV (Semiconductors & Equip.)		26,048	2,922,586
Broadcom Ltd. (Semiconductors & Equip.)		23,729	4,194,575
Intel Corp. (Semiconductors & Equip.)		121,754	4,416,018
QUALCOMM, Inc. (Semiconductors & Equip.)		25,653	1,672,576
Electronic Arts, Inc. (Software)	(a)	54,686	4,307,069
Microsoft Corp. (Software)		89,168	5,540,900
Oracle Corp. (Software)		108,307	4,164,404
Apple, Inc. (Tech. Hardware, Storage & Periph.)		46,024	5,330,500

			53,688,063

TELECOMMUNICATION SERVICES – 2.2%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	80,802	4,646,923

Total Common Stocks (Cost $182,547,764)			$207,177,622

Total Investments – 99.6% (Cost $182,547,764)	(b)		$207,177,622
Other Assets in Excess of Liabilities – 0.4%			746,523

Net Assets – 100.0%			$207,924,145

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

81

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2016

Average Annual returns
One year	4.54%
Five years	10.73%
Ten years	5.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.88% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Bryton Growth Portfolio returned 4.54% versus 11.32% for its benchmark, the Russell 2000 Growth Index.

The Portfolio’s significant underperformance relative to the benchmark was principally due to weak stock selection in Health Care, Consumer Discretionary, and Information Technology. Strong stock selection in Consumer Staples contributed to relative performance, however.(1)

2016 was a disappointing year for the Portfolio, as performance was impacted by several drug trial failures. We continue to believe in our Health Care positions as they maintain strong pipelines with catalysts through 2017, and as several large pharmaceutical companies have returned to the M&A markets. With the uncertainty of Brexit and the U.S. elections now behind us, we have increased our position in the Financials sector, though we maintain an underweight in the sector as the sharp increase in rates, post U.S. election, made valuations less attractive. Lastly, our Information Technology exposures are skewed towards growth segments where companies continue to invest aggressively. We believe these companies are seen as marquee assets and could be potential takeover targets as larger software companies look to acquire growth and fill holes in their own product suites.(1)

The Portfolio’s top performers for the year were TESARO, Inc, Aerie Pharmaceuticals, Inc., Univar, Inc., NeoPhotonics Corp., and Microsemi Corp. The worst performers were Ophthotech Corp., Celldex Therapeutics, Inc., Alliqua Biomedical, Inc., Intra-Cellular Therapies, Inc., and Performance Sports Group Ltd.(1)

Detractors from performance for the year included Ophthotech Corp., which fell when its drug for wet Age-Related Macular Degeneration (AMD) failed Phase 3 studies after previously reporting very successful data in its Phase 2 studies and, thus, impacted the Portfolio negatively by 264 basis points. Celldex Therapeutics, Inc. cost 163 basis points, as it halted its final-stage study for a brain-tumor drug due to poor results. Performance Sports Group Ltd. cost 144 basis points because of write-downs associated with the Sports Authority, Inc. bankruptcy, a decline in baseball orders and bad debt reserves taken for some U.S. hockey customers. Alliqua Biomedical, Inc. cost the Portfolio 126 basis points due to reimbursement concerns and a “risk off” trade away from smaller, more speculative Health Care stocks. Finally, Quantum Corp. cost the Portfolio 101 basis points because of a continued decline in its core tape storage business that has yet to be overtaken by growth in newer products.(1)

The top contributor to the Portfolio’s performance for the year was TESARO, Inc., which generated 191 basis points. The company reported positive Phase 3 data for its ovarian cancer drug. Aerie Pharmaceuticals, Inc. added 161 basis points, as the company reported positive Phase 3 data for its glaucoma drug. Microsemi Corp. contributed 106 basis points, as the company reported strong quarterly earnings and also became subject of merger and acquisition (M&A) speculation due to its strong end market positioning. Inphi Corp. contributed 104 basis points due to strong earnings and strength in its communications end market. Finally, Cepheid, Inc. added 88 basis points, as the value of its product positioning was finally realized by an acquisition by Danaher Corp.(1)

With the Republicans winning the Presidency and both houses of Congress, there will likely be dramatic changes in the future fundamentals of many areas, with particular impact on Financials, Health Care, Consumer Discretionary and defense contractors within the Industrials sector. The Portfolio is well positioned for additional positive news for Financials, as inflation ticked up in the fourth quarter, and may continue to trend higher due to the rise in oil prices after The Organization of the Petroleum Exporting Countries (OPEC) and other major foreign oil entities cut production. Going out to the intermediate term, deregulation in Financials is a major potential positive factor, possibly in the forms of loosened controls over proprietary trading and banking fees, as well as lower capital requirements.

We see a turn in defense and infrastructure spending playing out over the next few quarters, with the potential for stronger growth if new tax and spending initiatives pass. This would likely be at the expense of many consumer companies, especially those that are highly exposed to imported goods. While the repeal of the Affordable Care Act is clearly thought of as one of the highest-priority items on the Republican agenda, the impact to the Health Care sector is somewhat difficult to predict; thus, we have decided to reduce risk in that sector.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

82	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	98.9
Other Net Assets	1.1

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Revance Therapeutics, Inc.	2.0
2. Rexnord Corp.	2.0
3. B&G Foods, Inc.	1.9
4. Digimarc Corp.	1.9
5. Cornerstone OnDemand, Inc.	1.8
6. Healthcare Services Group, Inc.	1.8
7. FARO Technologies, Inc.	1.8
8. BNC Bancorp	1.8
9. PolyOne Corp.	1.8
10. Belden, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	33.5
Health Care	22.2
Industrials	16.5
Consumer Discretionary	9.1
Financials	6.8
Consumer Staples	5.0
Materials	3.3
Energy	2.5

98.9

83

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 98.9%		Shares	Value
CONSUMER DISCRETIONARY – 9.1%
Tenneco, Inc. (Auto Components)	(a)	20,714	$1,294,004
ClubCorp Holdings, Inc. (Hotels, Restaurants & Leisure)		103,754	1,488,870
Del Taco Restaurants, Inc. (Hotels, Restaurants & Leisure)	(a)	86,619	1,223,060
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		8,486	947,377
Sonic Corp. (Hotels, Restaurants & Leisure)		36,095	956,878
Ollie’s Bargain Outlet Holdings, Inc. (Multiline Retail)	(a)	47,893	1,362,556
RH (Specialty Retail)	(a)	44,070	1,352,949

			8,625,694

CONSUMER STAPLES – 5.0%
B&G Foods, Inc. (Food Products)		40,710	1,783,098
Nomad Foods Ltd. (Food Products)	(a)	150,995	1,445,022
Snyder’s-Lance, Inc. (Food Products)		38,950	1,493,343

			4,721,463

ENERGY – 2.5%
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	90,991	1,398,532
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	13,179	956,532

			2,355,064

FINANCIALS – 6.8%
Ameris Bancorp (Banks)		36,876	1,607,794
Bank of the Ozarks, Inc. (Banks)		29,077	1,529,159
BNC Bancorp (Banks)		52,775	1,683,522
Home BancShares, Inc. (Banks)		56,400	1,566,228

			6,386,703

HEALTH CARE – 22.2%
Bellicum Pharmaceuticals, Inc. (Biotechnology)	(a)	82,538	1,124,168
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	12,936	1,314,427
MacroGenics, Inc. (Biotechnology)	(a)	59,412	1,214,381
Sage Therapeutics, Inc. (Biotechnology)	(a)	19,404	990,768
Alliqua BioMedical, Inc. (Health Care Equip. & Supplies)	(a)	1,167,220	688,660
AxoGen, Inc. (Health Care Equip. & Supplies)	(a)	175,084	1,575,756
Mazor Robotics Ltd. – ADR (Health Care Equip. & Supplies)	(a)	69,374	1,520,678
Neogen Corp. (Health Care Equip. & Supplies)	(a)	21,805	1,439,130
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	19,978	1,274,596
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	161,961	1,388,006
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	37,937	1,435,915
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	46,564	702,651
Pacira Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	48,792	1,575,982
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	31,208	1,625,937
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	91,194	1,887,716
Teligent, Inc. (Pharmaceuticals)	(a)	190,573	1,259,688

			21,018,459

INDUSTRIALS – 16.5%
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a)	80,330	1,441,923
Cubic Corp. (Aerospace & Defense)		31,271	1,499,444

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		43,986	$1,722,932
Tetra Tech, Inc. (Commercial Svs. & Supplies)		36,758	1,586,108
Actuant Corp. Class A (Machinery)		51,371	1,333,077
Mueller Water Products, Inc. Class A (Machinery)		118,332	1,574,999
Rexnord Corp. (Machinery)	(a)	95,215	1,865,262
On Assignment, Inc. (Professional Svs.)	(a)	32,945	1,454,851
Swift Transportation Co. (Road & Rail)	(a)	61,668	1,502,232
Univar, Inc. (Trading Companies & Distributors)	(a)	56,260	1,596,096

			15,576,924

INFORMATION TECHNOLOGY – 33.5%
Infinera Corp. (Communications Equip.)	(a)	151,018	1,282,143
Radware Ltd. (Communications Equip.)	(a)	103,350	1,506,843
Viavi Solutions, Inc. (Communications Equip.)	(a)	186,354	1,524,376
Belden, Inc. (Electronic Equip., Instr. & Comp.)		22,316	1,668,567
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	35,858	1,445,077
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	46,793	1,684,548
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	41,018	1,735,472
Cavium, Inc. (Semiconductors & Equip.)	(a)	23,677	1,478,392
Inphi Corp. (Semiconductors & Equip.)	(a)	33,299	1,485,801
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a)	38,319	902,796
Microsemi Corp. (Semiconductors & Equip.)	(a)	29,816	1,609,170
Power Integrations, Inc. (Semiconductors & Equip.)		22,323	1,514,616
Semtech Corp. (Semiconductors & Equip.)	(a)	52,277	1,649,339
Silicon Motion Technology Corp. – ADR (Semiconductors & Equip.)		36,924	1,568,532
Blackline, Inc. (Software)	(a)	48,239	1,332,844
Callidus Software, Inc. (Software)	(a)	88,425	1,485,540
CommVault Systems, Inc. (Software)	(a)	27,490	1,412,986
Digimarc Corp. (Software)	(a)	59,414	1,782,420
Fair Isaac Corp. (Software)		11,816	1,408,703
Zendesk, Inc. (Software)	(a)	74,123	1,571,408
Electronics For Imaging, Inc. (Tech. Hardware, Storage & Periph.)	(a)	36,419	1,597,337

			31,646,910

MATERIALS – 3.3%
PolyOne Corp. (Chemicals)		52,310	1,676,012
U.S. Concrete, Inc. (Construction Materials)	(a)	22,796	1,493,138

			3,169,150

Total Common Stocks (Cost $91,831,054)			$93,500,367

Total Investments – 98.9% (Cost $91,831,054)	(b)		$93,500,367
Other Assets in Excess of Liabilities – 1.1%			1,087,006

Net Assets – 100.0%			$94,587,373

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

84

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its total assets in equity securities of domestic and foreign companies of any market capitalization while maintaining a minimum of 25% of its total assets in fixed income securities.

Performance as of December 31, 2016

Average Annual returns
One year	4.58%
Five years	7.99%
Ten years	5.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.70% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Balanced Portfolio returned 4.58% versus 9.46% for its benchmark, which is comprised of 60% S&P 1500 Composite Index and 40% Bloomberg Barclays U.S. Universal Index.

Entering 2016, our equity valuation model viewed the overall broad domestic market as approximately 5% below our estimate of fair value. While our return expectations were relatively low for the overall market, our system did identify distinct valuation differences at both a sector and industry level. While the Portfolio was slightly underweight equities relative to the blended benchmark, overweight positions were taken in the Financials, Utilities, and Materials sectors in an attempt to take advantage of what we believed to be attractive segments of the market. Additionally, given lower overall market value readings, the Portfolio bought out-of-the-money S&P 500 put options and wrote out-of-the-money S&P 500 call options in an attempt to reduce the effects of market based volatility on the Portfolio. Relative to the fixed income portion of the benchmark, the fixed income portion of the Portfolio began the year with an overweight position in the corporate debt segment of the market and a lower overall duration and treasury exposure. We continued to look for “event driven” opportunities in both credit risk and closed end fund arbitrage as well.(1)

The market began the year with a rather aggressive equity sell-off as investors digested both macro-economic concerns and the continuation of lower overall interest rates. The combination of these two factors not only pulled down the broad market, but also caused the most damage to the Financials sector. Unfortunately, due to our overweight position in this sector, our downside participation during the sell-off was substantially higher than we would have liked. Additionally, our lack of exposure to U.S. Treasuries, generally shorter duration, and an aggressive widening of credit spreads resulted in fixed income underperformance as the yield on the 10-year U.S. Treasury fell by 61 basis points, from a yield of 2.27% on December 31, 2015 to a yield of 1.66% on February 11, 2016.

Around mid-February, the market began to stabilize and our equity valuation model indicated that many segments of the market had become substantially more attractive. Based on this, we increased exposure to both common stocks and equity based closed end funds. Both of these moves proved to be beneficial as the market rebounded on a relatively steady pace until the Brexit announcement in late June reintroduced some volatility into the market. However, this volatility was short lived as the market rebounded in a v-shaped fashion in just over a one week time frame. The market’s response to Brexit is a key example of how challenging 2016 was for managing an options-based hedge profile.

The final quarter of 2016 was marked by large moves in both the equity and fixed income market as investors digested varied economic reports as well as the results of the U.S. election. The S&P 500 Index rallied over 9% from November 4th through the end of the year, and yields on the 10-year U.S. Treasury jumped by over 60 basis points from 1.78% at November 4th to 2.44% at year end. While the Portfolio was underweight equities, it was able to outperform the blended benchmark during the fourth quarter as strong equity selections allowed it to keep up with the equity portion of the blended benchmark and lower overall fixed income duration allowed it to hold up better during the bond market sell-off.(1)

Ultimately, while the Portfolio was able to produce positive risk-adjusted returns during a volatile year, both equity underperformance early in the year and hedging losses resulted in relative underperformance for the year. A combination of underperforming equity securities, especially in the segments of the market that our system found to be the most attractive, and a challenging hedging environment led to underperformance relative to the blended benchmark.

In the equity portion of the Portfolio, stock selection in Consumer Discretionary and overall negative contributions in Health Care, Information Technology, and Energy were the key detractors from relative performance. Cash balances and the use of options for performance hedging purposes were also drags, costing the Portfolio 265 basis points for the year in aggregate. The key contribution from a sector perspective came from Industrials, where both an overweight position and positive stock selection produced positive effects.(1)

With regard to individual stock performance within the Portfolio, the five largest contributors for the year were Discover Financial Services, Berkshire Hathaway, Inc. Class B, SVB Financial Group, Martin Marietta Materials, Inc., and Masco Corp. The five stocks that had the most negative benchmark-relative contribution for the year were Allergan PLC, McKesson Corp., Jazz Pharmaceuticals PLC, CBRE Group, Inc., and Signet Jewelers Ltd.(1)

In the fixed income portion of the Portfolio, we had solid overall performance over the year, which was a relatively volatile time in the bond market. Our focus on credit spread risk was rewarded as our overweight position in more defensive structured issues benefitted the Portfolio during volatile credit spread movement. Additionally, our use of closed end fund arbitrage was rewarded, as a number of these positions converted to open-end funds or liquidated, capturing the original discount to net asset value at which they had been acquired. While performance was negatively impacted by our relatively shorter duration and underweight

85	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

exposure to U.S. Treasury securities during the first half of the year, this defensive posture was rewarded during the second half of the year as yields jumped. Given our positioning, we tend to expect underperformance when rates fall aggressively and relative outperformance when rates rise. Our equity valuations concluded 2016 with an overall average value-to-price (V/P) ratio of 0.96 according to our system, indicating that the equity market was trading close to what we would deem as fair value. Historically speaking, valuations in this range suggest an increased level of caution and anticipated future volatility. However, our system indicates some attractive opportunities within the Utilities, Information Technology, and Financials sectors. Given our muted overall valuation reading, the Portfolio ended the year in a relatively defensive posture with an approximate 51% allocation to equities, 41% to fixed income (which includes preferred stocks & closed-end funds), and 8% allocated to cash. We believe our increased use of cash acts as both a buffer, should we encounter volatility during 2017, and dry powder for future investment opportunities. Additionally, we are using both short calls and long puts within our equity hedge profile to further protect against increased volatility. We will continue to monitor market conditions and adjust the positioning of the Portfolio over the course of 2017 based on our valuation readings.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

86	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	45.4
Corporate Bonds (4)	18.2
Preferred Securities (4)	4.9
Asset-Backed / Mortgage-Backed Securities (4)	6.8
U.S. Treasury Obligations	6.0
Closed-End Mutual Funds	6.7
Exchange Traded Funds	2.9
Purchased Options	0.2
Money Market Funds and Other Net Assets	8.9

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. U.S. Treasury Note 1.625%, 02/15/2026	2.9
2. SPDR S&P 500 ETF Trust	1.4
3. Towd Point Mortgage Trust 2015-6 Class M2 3.750%, 04/25/2055	1.4
4. Discover Financial Services	1.3
5. Berkshire Hathaway, Inc. Class B	1.2
6. CVS Health Corp. 4.750%, 12/01/2022	1.2
7. CBRE Group, Inc.	1.2
8. U.S. Treasury Note 1.000%, 09/15/2017	1.1
9. U.S. Treasury Note 1.875%, 05/31/2022	1.0
10. Signature Bank	1.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage-Backed Securities):

% of Net Assets
Financials	22.6
Health Care	11.2
Consumer Discretionary	9.8
Information Technology	9.2
Industrials	8.2
Consumer Staples	5.1
Real Estate	3.0
Utilities	2.0
Materials	1.8
Energy	1.4
Telecommunication Services	1.0

75.3

87

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 45.4%		Shares	Value
CONSUMER DISCRETIONARY – 8.2%
Magna International, Inc. (Auto Components)		120,000	$5,208,000
McDonald’s Corp. (Hotels, Restaurants & Leisure)		15,000	1,825,800
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		60,000	4,922,400
Starbucks Corp. (Hotels, Restaurants & Leisure)		26,000	1,443,520
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		90,000	6,873,300
Newell Brands, Inc. (Household Durables)		95,000	4,241,750
Whirlpool Corp. (Household Durables)		30,000	5,453,100
Brunswick Corp. (Leisure Products)		92,000	5,017,680
CBS Corp. Class B (Media)		49,704	3,162,168
Comcast Corp. Class A (Media)		64,044	4,422,238
Time Warner, Inc. (Media)		51,000	4,923,030
Twenty-First Century Fox, Inc. Class A (Media)		165,000	4,626,600
Dollar General Corp. (Multiline Retail)		25,000	1,851,750
Dollar Tree, Inc. (Multiline Retail)	(a)	45,000	3,473,100
AutoZone, Inc. (Specialty Retail)	(a)	4,000	3,159,160
Home Depot, Inc. / The (Specialty Retail)		15,000	2,011,200
Lowe’s Cos., Inc. (Specialty Retail)		45,000	3,200,400
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	10,000	2,784,100
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		170,000	3,666,900
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		115,000	5,845,450

			78,111,646

CONSUMER STAPLES – 1.3%
CVS Health Corp. (Food & Staples Retailing)	(d)	80,000	6,312,800
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		75,000	6,207,000

			12,519,800

ENERGY – 0.9%
Schlumberger Ltd. (Energy Equip. & Svs.)		45,000	3,777,750
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		40,000	2,014,000
Synergy Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	300,000	2,673,000

			8,464,750

FINANCIALS – 6.6%
Bank of America Corp. (Banks)		190,000	4,199,000
Signature Bank (Banks)	(a)	63,270	9,503,154
Invesco Ltd. (Capital Markets)		62,900	1,908,386
Ally Financial, Inc. (Consumer Finance)		375,000	7,132,500
Discover Financial Services (Consumer Finance)	(d)	172,080	12,405,247
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)(d)	73,000	11,897,540
American International Group, Inc. (Insurance)		70,000	4,571,700
AmTrust Financial Services, Inc. (Insurance)		100,000	2,738,000
Lincoln National Corp. (Insurance)		75,000	4,970,250
XL Group Ltd. (Insurance)		100,000	3,726,000

			63,051,777

HEALTH CARE – 9.8%
AbbVie, Inc. (Biotechnology)		115,000	7,201,300
Amgen, Inc. (Biotechnology)		13,000	1,900,730
Celgene Corp. (Biotechnology)	(a)	46,000	5,324,500
China Biologic Products, Inc. (Biotechnology)	(a)	15,000	1,612,800
Gilead Sciences, Inc. (Biotechnology)		30,000	2,148,300
Shire PLC – ADR (Biotechnology)		27,000	4,600,260
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	200,000	4,326,000
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	55,000	5,153,500
Stryker Corp. (Health Care Equip. & Supplies)		20,000	2,396,200
Teleflex, Inc. (Health Care Equip. & Supplies)		10,000	1,611,500
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		17,000	1,754,400
Aetna, Inc. (Health Care Providers & Svs.)		25,000	3,100,250
Cigna Corp. (Health Care Providers & Svs.)		38,000	5,068,820
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	60,000	4,441,200
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	35,000	519,400
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		30,000	4,233,000
Allergan PLC (Pharmaceuticals)	(a)(d)	43,700	9,177,437
Bristol-Myers Squibb Co. (Pharmaceuticals)		95,000	5,551,800
Eli Lilly & Co. (Pharmaceuticals)		60,000	4,413,000
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	45,000	4,906,350
Johnson & Johnson (Pharmaceuticals)		45,000	5,184,450
Pfizer, Inc. (Pharmaceuticals)		150,000	4,872,000
Roche Holding AG – ADR (Pharmaceuticals)		75,000	2,139,750
Teva Pharmaceutical Industries Ltd. – ADR (Pharmaceuticals)		40,000	1,450,000

			93,086,947

88	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 5.4%
B/E Aerospace, Inc. (Aerospace & Defense)		45,000	$2,708,550
Boeing Co. / The (Aerospace & Defense)		10,000	1,556,800
Orbital ATK, Inc. (Aerospace & Defense)		69,915	6,133,643
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)		85,000	4,959,750
Echo Global Logistics, Inc. (Air Freight & Logistics)	(a)	91,574	2,293,929
Delta Air Lines, Inc. (Airlines)		45,000	2,213,550
Southwest Airlines Co. (Airlines)		60,000	2,990,400
Masco Corp. (Building Products)		125,000	3,952,500
PGT, Inc. (Building Products)	(a)	117,702	1,347,688
Deluxe Corp. (Commercial Svs. & Supplies)		30,000	2,148,300
Honeywell International, Inc. (Industrial Conglomerates)	(d)	73,840	8,554,364
Allison Transmission Holdings, Inc. (Machinery)		115,000	3,874,350
Kforce, Inc. (Professional Svs.)		60,000	1,386,000
ManpowerGroup, Inc. (Professional Svs.)	(d)	20,000	1,777,400
Air Lease Corp. (Trading Companies & Distributors)		158,775	5,450,746

			51,347,970

INFORMATION TECHNOLOGY – 8.3%
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	77,172	7,617,648
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		90,000	6,235,200
VeriFone Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	75,000	1,329,750
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)(d)	11,776	9,088,952
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	55,000	6,327,750
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	40,000	2,241,200
DST Systems, Inc. (IT Svs.)	(d)	30,000	3,214,500
MasterCard, Inc. Class A (IT Svs.)	(d)	91,600	9,457,700
Visa, Inc. (IT Svs.)	(d)	111,400	8,691,428
Broadcom Ltd. (Semiconductors & Equip.)		50,000	8,838,500
Skyworks Solutions, Inc. (Semiconductors & Equip.)		30,000	2,239,800
Synaptics, Inc. (Semiconductors & Equip.)	(a)	27,000	1,446,660
Activision Blizzard, Inc. (Software)		85,000	3,069,350
Electronic Arts, Inc. (Software)	(a)	30,000	2,362,800
Synchronoss Technologies, Inc. (Software)	(a)	23,821	912,344
Apple, Inc. (Tech. Hardware, Storage & Periph.)		38,910	4,506,556
Xerox Corp. (Tech. Hardware, Storage & Periph.)		150,000	1,309,500

			78,889,638

MATERIALS – 1.8%
Sherwin-Williams Co. / The (Chemicals)		21,000	5,643,540
Martin Marietta Materials, Inc. (Construction Materials)		12,000	2,658,360
Summit Materials, Inc. Class A (Construction Materials)	(a)	111,320	2,648,303
Graphic Packaging Holding Co. (Containers & Packaging)		500,000	6,240,000

			17,190,203

REAL ESTATE – 1.4%
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)(d)	355,000	11,178,950
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		19,029	1,922,690

			13,101,640

TELECOMMUNICATION SERVICES – 0.2%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	45,000	2,587,950

UTILITIES – 1.5%
ALLETE, Inc. (Electric Utilities)		40,000	2,567,600
NextEra Energy, Inc. (Electric Utilities)		25,000	2,986,500
OGE Energy Corp. (Electric Utilities)		60,190	2,013,356
CMS Energy Corp. (Multi-Utilities)		51,300	2,135,106
Sempra Energy (Multi-Utilities)		45,000	4,528,800

			14,231,362

Total Common Stocks (Cost $403,032,000)			$432,583,683

Corporate Bonds – 18.2%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.6%
Lear Corp. (Auto Components)		5.250%	01/15/2025	$2,775,000	$2,917,219
International Game Technology (Acquired 07/15/2015, Cost $783,717) (Hotels, Restaurants & Leisure)	(e)	5.350%	10/15/2023	810,000	810,000
D.R. Horton, Inc. (Household Durables)		4.375%	09/15/2022	4,025,000	4,095,437
Lee Enterprises, Inc. (Media)	(b)	9.500%	03/15/2022	3,600,000	3,816,000
Macy’s Retail Holdings, Inc. (Multiline Retail)		4.375%	09/01/2023	4,000,000	4,108,708

					15,747,364

89	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES – 3.8%
Molson Coors Brewing Co. (Beverages)		3.000%	07/15/2026	$5,500,000	$5,191,467
CVS Health Corp. (Food & Staples Retailing)		2.750%	12/01/2022	3,198,000	3,146,787
CVS Health Corp. (Food & Staples Retailing)		4.750%	12/01/2022	10,726,000	11,635,275
Rite Aid Corp. (Food & Staples Retailing)	(b)	6.125%	04/01/2023	4,825,000	5,186,875
Kraft Heinz Foods Co. (Food Products)	(b)	4.875%	02/15/2025	2,359,000	2,543,488
WhiteWave Foods Co. / The (Food Products)		5.375%	10/01/2022	7,453,000	8,161,035

					35,864,927

ENERGY – 0.5%
Overseas Shipholding Group, Inc. (Acquired 07/13/2016 through 10/13/2016, Cost $4,784,275) (Oil, Gas & Consumable Fuels)	(e)	8.125%	03/30/2018	4,630,000	4,815,200

FINANCIALS – 6.0%
Citigroup, Inc. (Banks)		6.875%	06/01/2025	2,250,000	2,680,866
Citizens Financial Group, Inc. (Banks)		4.023%	10/01/2024	8,000,000	7,665,544
RBC U.S.A. Holdco Corp. (Banks)		5.250%	09/15/2020	1,500,000	1,648,476
SouthTrust Bank (Banks)		6.565%	12/15/2027	1,600,000	1,836,355
SouthTrust Bank (Banks)		6.125%	01/09/2028	1,000,000	1,155,516
E*TRADE Financial Corp. (Capital Markets)		5.375%	11/15/2022	5,149,000	5,447,771
GFI Group, Inc. (Capital Markets)		8.375%	07/19/2018	3,850,000	4,138,750
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	5,800,000	5,995,750
Credit Acceptance Corp. (Consumer Finance)		6.125%	02/15/2021	2,500,000	2,525,000
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		2.750%	03/15/2023	2,250,000	2,239,238
International Lease Finance Corp. (Diversified Financial Svs.)		5.875%	08/15/2022	4,256,000	4,617,760
Alleghany Corp. (Insurance)		5.625%	09/15/2020	1,000,000	1,081,592
American Equity Investment Life Holding Co. (Insurance)		6.625%	07/15/2021	2,000,000	2,085,000
Chubb INA Holdings, Inc. (Insurance)		8.875%	08/15/2029	1,700,000	2,468,060
ProAssurance Corp. (Insurance)		5.300%	11/15/2023	5,063,000	5,314,140
Prudential Financial, Inc. (Insurance)	(c)	8.875%	06/15/2038	2,610,000	2,818,800
Radian Group, Inc. (Thrifts & Mortgage Finance)		5.500%	06/01/2019	3,250,000	3,396,250

					57,114,868

HEALTH CARE – 1.4%
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		3.875%	09/15/2025	6,650,000	6,690,871
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	6,200,000	6,471,250

					13,162,121

INDUSTRIALS – 2.2%
Spirit AeroSystems, Inc. (Aerospace & Defense)		5.250%	03/15/2022	6,620,000	6,916,093
Ingersoll-Rand Co. (Machinery)		6.391%	11/15/2027	2,215,000	2,617,135
Ingersoll-Rand Co. (Machinery)		6.443%	11/15/2027	4,199,000	4,984,725
Joy Global, Inc. (Machinery)		5.125%	10/15/2021	1,500,000	1,630,250
Aircastle Ltd. (Trading Companies & Distributors)		5.000%	04/01/2023	4,400,000	4,488,000

					20,636,203

INFORMATION TECHNOLOGY – 0.9%
Corning, Inc. (Electronic Equip., Instr. & Comp.)		7.250%	08/15/2036	2,180,000	2,571,596
Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. (IT Svs.)		5.750%	04/15/2023	5,488,000	5,748,680

					8,320,276

REAL ESTATE – 1.0%
Select Income REIT (Equity Real Estate Investment Trusts)		4.500%	02/01/2025	4,850,000	4,681,637
Howard Hughes Corp. / The (Real Estate Mgmt. & Development)	(b)	6.875%	10/01/2021	4,350,000	4,584,030

					9,265,667

TELECOMMUNICATION SERVICES – 0.8%
Clearwire Communications LLC / Clearwire Finance, Inc. (Wireless Telecom. Svs.)	(b)	8.250%	12/01/2040	7,650,000	7,975,125

Total Corporate Bonds (Cost $175,867,907)					$172,901,751

Preferred Securities – 4.9%			Rate	Quantity	Value
FINANCIALS – 3.3%
PNC Preferred Funding Trust II (Banks)	(b)(c)		QL + 122	2,000,000	$1,930,000
USB Capital IX (Banks)	(c)		QL + 102	1,500,000	1,231,875
USB Realty Corp. (Banks)	(b)(c)		QL + 115	2,300,000	2,024,000
Charles Schwab Corp. Series A / The (Capital Markets)	(c)		7.000%	4,000,000	4,550,000
Discover Financial Services (Consumer Finance)			6.500%	227,452	5,840,967
GMAC Capital Trust I (Consumer Finance)	(c)		QL + 579	217,192	5,516,677
ILFC E-Capital Trust II (Diversified Financial Svs.)	(b)(c)		QL/10T/30T + 180	2,900,000	2,552,000
Maiden Holdings North America Ltd. (Insurance)			7.750%	153,753	4,129,806
MetLife Capital Trust IV (Insurance)	(b)		7.875%	1,000,000	1,205,500

90	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

Preferred Securities (Continued)			Rate	Quantity	Value
FINANCIALS (Continued)
Protective Life Corp. (Insurance)			6.250%	88,956	$2,260,372

					31,241,197

INDUSTRIALS – 0.5%
General Electric Co. (Industrial Conglomerates)	(c)		5.000%	4,635,000	4,809,740

REAL ESTATE – 0.6%
Gramercy Property Trust (Acquired 08/27/2014 through 12/22/2016, Cost $5,123,406) (Equity Real Estate Investment Trusts)	(e)		7.125%	198,309	5,215,527

UTILITIES – 0.5%
PECO Energy Capital Trust IV (Electric Utilities)			5.750%	5,000,000	4,877,170

Total Preferred Securities (Cost $46,178,462)					$46,143,634

Asset-Backed / Mortgage-Backed Securities – 6.8%		Rate	Maturity	Face Amount	Value
FINANCIALS – 6.7%
Citigroup Mortgage Loan Trust 2013-J1 Class B2 (Acquired 05/21/2015, Cost $1,899,693)	(b)(e)	3.540%	10/25/2043	$1,904,454	$1,896,306
Green Tree 2008-HE1 Class A (Acquired 05/05/2016, Cost $2,623,375)	(b)(e)	9.500%	03/25/2038	2,440,348	2,563,501
MASTR Seasoned Securitization Trust 2005-1 Class 1A1		6.488%	09/25/2032	1,458,401	1,575,776
Mill City Mortgage Trust 2015-1 Class M3 (Acquired 08/18/2016, Cost $2,962,500)	(b)(e)	3.206%	06/25/2056	3,000,000	2,738,720
New Residential Mortgage Loan Trust 2016-1 Class B3 (Acquired 04/11/2016 through 04/26/2016, Cost $5,416,528)	(b)(e)	5.554%	03/25/2056	5,183,280	5,180,247
New Residential Mortgage Loan Trust 2016-3 Class B3 (Acquired 10/13/2016, Cost $8,209,056)	(b)(e)	4.000%	09/25/2056	8,087,739	7,708,922
Sequoia Mortgage Trust 2013-12 Class B3 (Acquired 10/07/2015, Cost $2,256,433)	(b)(e)	4.226%	12/25/2043	2,219,336	2,248,898
Towd Point Mortgage Trust 2015-1 Class A5 (Acquired 08/03/2016 through 08/08/2016, Cost $6,599,500)	(b)(e)	3.501%	10/25/2053	6,700,000	6,172,348
Towd Point Mortgage Trust 2015-3 Class M2 (Acquired 11/29/2016, Cost $3,809,500)	(b)(e)	4.000%	03/25/2054	3,800,000	3,752,064
Towd Point Mortgage Trust 2015-4 Class M2 (Acquired 10/29/2015 through 11/30/2015, Cost $3,901,250)	(b)(e)	3.750%	04/25/2055	4,000,000	3,788,115
Towd Point Mortgage Trust 2015-6 Class M2 (Acquired 09/14/2016, Cost $14,105,000)	(b)(e)	3.750%	04/25/2055	14,000,000	13,135,338
Towd Point Mortgage Trust 2016-2 Class M2 (Acquired 08/31/2016, Cost $8,882,500)	(b)(e)	3.000%	08/25/2055	9,500,000	8,699,369
Velocity Commercial Capital Loan Trust 2014-1 Class M3 (Acquired 02/17/2016, Cost $1,989,440)	(b)(e)	6.888%	09/25/2044	1,900,000	2,000,937
Velocity Commercial Capital Loan Trust 2014-1 Class M4 (Acquired 03/16/2016, Cost $2,441,257)	(b)(e)	7.051%	09/25/2044	2,397,000	2,474,903

					63,935,444

INDUSTRIALS – 0.1%
UAL 2007-1 Class B Pass Through Trust		7.336%	07/02/2019	973,042	1,021,694

Total Asset-Backed / Mortgage-Backed Securities (Cost $67,684,389)					$64,957,138

U.S. Treasury Obligations – 6.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.000%	09/15/2017	$10,000,000	$10,015,470
U.S. Treasury Note		1.875%	05/31/2022	10,000,000	9,908,920
U.S. Treasury Note		1.625%	02/15/2026	30,000,000	27,988,230
U.S. Treasury Note		1.500%	08/15/2026	10,000,000	9,182,400

Total U.S. Treasury Obligations (Cost $59,455,121)					$57,095,020

Closed-End Mutual Funds – 6.7%				Shares	Value
BlackRock Defined Opportunity Credit Trust				38,326	$528,899
BlackRock Enhanced Government Fund, Inc.				193,156	2,549,659
BlackRock Income Trust, Inc.				1,206,155	7,634,961
Delaware Investments Dividend & Income Fund, Inc.				266,349	2,666,153
Deutsche Global High Income Fund, Inc.				192,573	1,592,771
Deutsche Multi-Market Income Trust				672,934	5,733,398
Deutsche Strategic Income Trust				127,351	1,514,203
Eaton Vance High Income 2021 Target Term Trust				196,501	1,949,290
First Trust / Aberdeen Global Opportunity Income Fund				91,668	1,023,015
First Trust Enhanced Equity Income Fund				125,077	1,689,790
First Trust Mortgage Income Fund				122,437	1,721,464
Franklin Limited Duration Income Trust				422,502	5,086,924
JPMorgan China Region Fund, Inc.				113,677	1,747,216
Korea Equity Fund, Inc.				32,525	241,010
Madison Strategic Sector Premium Fund				170,846	2,031,359
MFS Investment Grade Municipal Trust				172,473	1,616,072
Morgan Stanley Income Securities, Inc.				232,659	4,173,902
Neuberger Berman Real Estate Securities Income Fund, Inc.				473,869	2,544,677
Pacholder High Yield Fund, Inc.				393,742	2,834,942

91	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

Closed-End Mutual Funds (Continued)	Shares	Value
Swiss Helvetia Fund, Inc. / The	261,041	$2,665,229
Virtus Global Dividend & Income Fund, Inc.	35,235	424,229
Virtus Total Return Fund	662,767	2,962,568
Wells Fargo Multi-Sector Income Fund	289,372	3,712,643
Zweig Fund, Inc.	444,528	5,356,562

Total Closed-End Mutual Funds (Cost $63,909,674)		$64,000,936

Exchange Traded Funds – 2.9%	Shares	Value
iShares Currency Hedged MSCI Eurozone ETF	280,000	$7,448,000
iShares Europe ETF	170,000	6,597,700
SPDR S&P 500 ETF Trust	59,152	13,222,247

Total Exchange Traded Funds (Cost $26,779,734)		$27,267,947

Purchased Options – 0.2%		Expiration	Exercise Price	Contracts(f)	Value
S&P 500 Index Put Option		January 2017	$1,800.00	700	$17,500
S&P 500 Index Put Option		March 2017	$2,000.00	800	960,000
S&P 500 Index Put Option		September 2017	$2,000.00	200	1,120,000

Total Purchased Options (Cost $6,356,711)					$2,097,500

Money Market Funds – 8.3%				Shares	Value
State Street Institutional Treasury Plus Money Market Fund Institutional Class				18,893,130	$18,893,130
State Street Institutional U.S. Government Money Market Fund Institutional Class				60,464,386	60,464,386

Total Money Market Funds (Cost $79,357,516)					$79,357,516

Total Investments – 99.4% (Cost $928,621,514)	(g)				$946,405,125
Total Written Options Outstanding – (0.0)% (see following schedule)					(300,000)
Other Assets in Excess of Liabilities – 0.6%					5,686,830

Net Assets – 100.0%					$952,091,955

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

QL:	Quarterly U.S. LIBOR Rate, 0.998% on 12/31/2016

10T:	10 Year Constant Maturity Treasury Rate, 2.449% on 12/31/2016

30T:	30 Year Constant Maturity Treasury Rate, 3.067% on 12/31/2016

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2016, the value of these securities totaled $100,172,436, or 10.5% of the Portfolio’s net assets. Unless also noted with (d), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at December 31, 2016.

(d)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(e)	Represents a security deemed to be illiquid. At December 31, 2016, the value of illiquid securities in the Portfolio totaled $73,200,395, or 7.7% of the Portfolio’s net assets.

(f)	100 shares per contract.

(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Written Options Outstanding	December 31, 2016

	Expiration	Exercise Price	Contracts*	Value
S&P 500 Index Call Option	April 2017	$2,400	400	$300,000

Total Written Options Outstanding (Premiums received $559,478)			400	$300,000

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

92

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio)

Objective/Strategy

The S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio) seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index) including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing more than 80% of its net assets in the securities in the S&P MidCap 400® Index.

Performance as of December 31, 2016

Average Annual returns
One year	9.49%
Five years	12.39%
Ten years	4.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.60% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio) returned 9.49% versus 20.74% for its new benchmark, the S&P MidCap 400® Index, and 12.74% for its former benchmark, the Russell 3000 Index.

For the period from January 1, 2016 to December 16, 2016, the Portfolio was known as the Target VIP Portfolio, was sub-advised by First Trust Advisors L.P., and utilized the Russell 3000 Index as its benchmark. During this period, the Portfolio returned 10.50% versus 13.58% for the Russell 3000 Index.

U.S. equities posted strong gains over the period, though the journey was not without its ups and downs. The year started with a sharp selloff that saw the Russell 3000 Index fall over 11% by early February. Global growth concerns, mixed domestic economic data and plunging oil prices were among the factors driving the market slide. Stocks rebounded sharply through early June as Federal Reserve (Fed) rate hike expectations were pushed out and economic data showed the economy remained resilient. At the end of June, the surprise vote by the United Kingdom (UK) to leave the European Union (EU) renewed market volatility. Equities took a breather in the third quarter, as investors digested the rally off the early year lows and election uncertainties weighed on the markets. Following Donald Trump’s surprise election victory, stocks staged a furious rally into year-end on the prospect of a more friendly business environment and pro-growth policies.

The Portfolio had its annual rebalance in early January 2016. Though the selection process for the underlying strategies did not change, there were changes in the sector exposure of the Portfolio as a result of the rebalance. The rebalance resulted in additional exposure to the Financials and Information Technology sectors. Information

Technology was overweight as a result of the rebalance, while the additional Financials exposure brought it to roughly in-line with the benchmark. The sectors losing notable weight as a result of the rebalance were Health Care, Telecommunications Services and Consumer Discretionary. Health Care became underweight, while Consumer Discretionary remained overweight and Telecommunication Services became in-line with the benchmark.(1)

Stock selection in Financials stocks resulted in the sector being the biggest detractor from relative performance. Foreign financials and insurance names held in the Portfolio lagged the overall Financials sector, which was a top three performing sector for the year. Stock selection in the Consumer Discretionary and Utilities sectors were also key detractors from relative performance.(1)

The Industrials sector was the largest positive contributor to relative performance, as stock selection and an overweight added to performance in the sector. 3M Co. and John Bean Technologies Corp. were among the top five contributors in the Portfolio for the period while Universal Forest Products, Inc. was also a top performer. Positive stock selection along with positive allocation due to an underweight in Health Care names also contributed positively to Portfolio performance. Small cap names Supernus Pharmaceuticals, Inc. and Inogen, Inc. were among the top performers in the Health Care sector.(1)

The Portfolio’s best performers for the period were NVIDIA Corp., John Bean Technologies Corp., Gigamon, Inc., Isle of Capri Casinos, Inc. and II-VI, Inc. The worst performers for the period were Adeptus Health, Inc., Conn’s, Inc., Gray Television, Inc., Zagg, Inc. and H&R Block, Inc.(1)

The Portfolio’s top contributors to performance for the period were NVIDIA Corp., 3M Co., John Bean Technologies Corp., Reynolds American, Inc. and Accenture PLC. The top detractors from performance for the period were Gilead Sciences, Inc., Nike, Inc., Adeptus Health, Inc., ENGIE SA and Gray Television, Inc.(1)

For the period from December 19, 2016 to December 31, 2016, the Portfolio was sub-advised by Geode Capital Management, LLC (“Geode”). During this period, the Portfolio was managed with the strategy of seeking total return approximating that of the Standard & Poor’s (S&P) MidCap 400® Index, including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index. Therefore, the Portfolio now utilizes the index it seeks to track as its benchmark. During this brief period, the Portfolio returned -0.92% versus -0.37% for its current benchmark. The underperformance in relation to the current benchmark was due to the transitioning of the Portfolio’s securities to the constituent allocations of the benchmark.(1)

Also, since December 19, 2016, the Portfolio has held E-mini S&P MidCap 400 Index futures contracts for the purposes of efficiently managing daily cash flows and gaining market exposure for dividend receivables. The futures position did not have a material impact on performance during the period in which Geode was the sub-adviser to the Portfolio, nor for the year ended December 31, 2016.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”) Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

93	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Portfolio’s investment adviser elected to change the Portfolio’s broad-based securities market index from the Russell 3000 Index to the S&P MidCap 400® Index, effective as of the close of business, December 16, 2016. The change in the benchmark index was made because the current strategy of the Portfolio is to track the performance of the S&P MidCap 400® Index.

The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	98.5
Money Market Funds Less Net Liabilities	1.5

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. IDEXX Laboratories, Inc.	0.6
2. WhiteWave Foods Co. / The	0.6
3. Duke Realty Corp.	0.6
4. Alleghany Corp.	0.6
5. Ingredion, Inc.	0.5
6. SVB Financial Group	0.5
7. CDK Global, Inc.	0.5
8. Synopsys, Inc.	0.5
9. Raymond James Financial, Inc.	0.5
10. Everest Re Group Ltd.	0.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	17.4
Financials	16.8
Industrials	14.6
Consumer Discretionary	11.1
Real Estate	10.3
Health Care	7.4
Materials	7.2
Utilities	5.3
Consumer Staples	4.3
Energy	3.9
Telecommunication Services	0.2

98.5

94

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio)

Schedule of Investments	December 31, 2016

Common Stocks – 98.5%		Shares	Value
CONSUMER DISCRETIONARY – 11.1%
Dana, Inc. (Auto Components)		4,174	$79,223
Gentex Corp. (Auto Components)		8,316	163,742
Thor Industries, Inc. (Automobiles)		1,389	138,969
Pool Corp. (Distributors)		1,200	125,208
DeVry Education Group, Inc. (Diversified Consumer Svs.)		1,654	51,605
Graham Holdings Co. Class B (Diversified Consumer Svs.)		135	69,113
Service Corp. International (Diversified Consumer Svs.)		5,529	157,024
Sotheby’s (Diversified Consumer Svs.)	(a)	1,337	53,293
Brinker International, Inc. (Hotels, Restaurants & Leisure)		1,441	71,373
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	528	81,523
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)		1,280	76,646
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		362	54,463
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		698	116,552
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		1,395	222,140
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		2,662	139,595
International Speedway Corp. Class A (Hotels, Restaurants & Leisure)		751	27,637
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		939	104,830
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	634	130,027
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)		771	65,982
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		1,863	89,871
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		5,975	80,782
CalAtlantic Group, Inc. (Household Durables)		2,122	72,169
Helen of Troy Ltd. (Household Durables)	(a)	809	68,320
KB Home (Household Durables)		2,415	38,181
NVR, Inc. (Household Durables)	(a)	102	170,238
Tempur Sealy International, Inc. (Household Durables)	(a)	1,462	99,825
Toll Brothers, Inc. (Household Durables)	(a)	4,331	134,261
TRI Pointe Group, Inc. (Household Durables)	(a)	4,228	48,537
Tupperware Brands Corp. (Household Durables)		1,468	77,246
HSN, Inc. (Internet & Direct Marketing Retail)		924	31,693
Brunswick Corp. (Leisure Products)		2,603	141,968
Polaris Industries, Inc. (Leisure Products)		1,729	142,452
Vista Outdoor, Inc. (Leisure Products)	(a)	1,707	62,988
AMC Networks, Inc. Class A (Media)	(a)	1,711	89,554
Cable One, Inc. (Media)		138	85,799
Cinemark Holdings, Inc. (Media)		3,069	117,727
John Wiley & Sons, Inc. Class A (Media)		1,304	71,068
Live Nation Entertainment, Inc. (Media)	(a)	3,838	102,091
Meredith Corp. (Media)		1,060	62,699
New York Times Co. / The Class A (Media)		3,536	47,029
Time, Inc. (Media)		2,875	51,319
Big Lots, Inc. (Multiline Retail)		1,292	64,871
J.C. Penney Co., Inc. (Multiline Retail)	(a)	8,948	74,358
Aaron’s, Inc. (Specialty Retail)		1,845	59,022
American Eagle Outfitters, Inc. (Specialty Retail)		4,962	75,274
Cabela’s, Inc. (Specialty Retail)	(a)	1,491	87,298
Chico’s FAS, Inc. (Specialty Retail)		3,750	53,962
CST Brands, Inc. (Specialty Retail)		2,197	105,786
Dick’s Sporting Goods, Inc. (Specialty Retail)		2,552	135,511
GameStop Corp. Class A (Specialty Retail)		2,957	74,694
Murphy U.S.A., Inc. (Specialty Retail)	(a)	1,053	64,728
Office Depot, Inc. (Specialty Retail)		15,336	69,319
RH (Specialty Retail)	(a)	1,111	34,108
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	4,183	110,515
Williams-Sonoma, Inc. (Specialty Retail)		2,364	114,394
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		1,433	123,797
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	931	51,568

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Fossil Group, Inc. (Textiles, Apparel & Luxury Goods)	(a)	1,215	$31,420
Kate Spade & Co. (Textiles, Apparel & Luxury Goods)	(a)	3,719	69,434
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	3,870	95,125

			5,309,946

CONSUMER STAPLES – 4.3%
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	262	44,501
Casey’s General Stores, Inc. (Food & Staples Retailing)		1,137	135,167
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	3,883	73,466
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	1,466	69,958
Dean Foods Co. (Food Products)		2,627	57,216
Flowers Foods, Inc. (Food Products)		5,303	105,901
Hain Celestial Group, Inc. / The (Food Products)	(a)	3,003	117,207
Ingredion, Inc. (Food Products)		2,101	262,541
Lamb Weston Holdings, Inc. (Food Products)	(a)	4,026	152,384
Lancaster Colony Corp. (Food Products)		565	79,885
Post Holdings, Inc. (Food Products)	(a)	1,883	151,374
Snyder’s-Lance, Inc. (Food Products)		2,534	97,154
Tootsie Roll Industries, Inc. (Food Products)		504	20,034
TreeHouse Foods, Inc. (Food Products)	(a)	1,647	118,897
WhiteWave Foods Co. / The (Food Products)	(a)	5,144	286,006
Energizer Holdings, Inc. (Household Products)		1,792	79,941
Avon Products, Inc. (Personal Products)	(a)	12,699	64,003
Edgewell Personal Care Co. (Personal Products)	(a)	1,681	122,696

			2,038,331

ENERGY – 3.9%
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)	(a)	1,871	33,117
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	1,091	65,515
Ensco PLC Class A (Energy Equip. & Svs.)		8,798	85,517
Nabors Industries Ltd. (Energy Equip. & Svs.)		8,226	134,906
Noble Corp. PLC (Energy Equip. & Svs.)		7,060	41,795
Oceaneering International, Inc. (Energy Equip. & Svs.)		2,846	80,286
Oil States International, Inc. (Energy Equip. & Svs.)	(a)	1,491	58,149
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		4,299	115,729
Rowan Cos. PLC Class A (Energy Equip. & Svs.)	(a)	3,641	68,778
Superior Energy Services, Inc. (Energy Equip. & Svs.)		4,404	74,340
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		5,128	93,483
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	11,563	42,552
Energen Corp. (Oil, Gas & Consumable Fuels)	(a)	2,817	162,456
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	4,483	97,012
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		5,103	167,174
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,953	128,005
SM Energy Co. (Oil, Gas & Consumable Fuels)		2,797	96,441
Western Refining, Inc. (Oil, Gas & Consumable Fuels)		2,297	86,941
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		2,045	93,886
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	9,998	145,671

			1,871,753

FINANCIALS – 16.8%
Associated Banc-Corp. (Banks)		4,298	106,161
BancorpSouth, Inc. (Banks)		2,474	76,818
Bank of Hawaii Corp. (Banks)		1,239	109,887
Bank of the Ozarks, Inc. (Banks)		2,637	138,680
Cathay General Bancorp (Banks)		2,152	81,841
Chemical Financial Corp. (Banks)		2,048	110,940
Commerce Bancshares, Inc. (Banks)		2,532	146,375
Cullen / Frost Bankers, Inc. (Banks)		1,626	143,462
East West Bancorp, Inc. (Banks)		4,184	212,673
First Horizon National Corp. (Banks)		6,769	135,448
FNB Corp. (Banks)		6,057	97,094
Fulton Financial Corp. (Banks)		5,029	94,545
Hancock Holding Co. (Banks)		2,411	103,914
International Bancshares Corp. (Banks)		1,685	68,748
MB Financial, Inc. (Banks)		2,062	97,388

95	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio) (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
PacWest Bancorp (Banks)		3,530	$192,173
PrivateBancorp, Inc. (Banks)		2,313	125,341
Prosperity Bancshares, Inc. (Banks)		2,017	144,780
Signature Bank (Banks)	(a)	1,558	234,012
SVB Financial Group (Banks)	(a)	1,512	259,550
Synovus Financial Corp. (Banks)		3,550	145,834
TCF Financial Corp. (Banks)		4,963	97,225
Trustmark Corp. (Banks)		1,963	69,981
UMB Financial Corp. (Banks)		1,266	97,634
Umpqua Holdings Corp. (Banks)		6,391	120,023
Valley National Bancorp (Banks)		7,388	85,996
Webster Financial Corp. (Banks)		2,662	144,493
CBOE Holdings, Inc. (Capital Markets)		2,359	174,307
Eaton Vance Corp. (Capital Markets)		3,292	137,869
FactSet Research Systems, Inc. (Capital Markets)		1,159	189,415
Federated Investors, Inc. Class B (Capital Markets)		2,700	76,356
Janus Capital Group, Inc. (Capital Markets)		4,134	54,858
Legg Mason, Inc. (Capital Markets)		2,609	78,035
MarketAxess Holdings, Inc. (Capital Markets)		1,091	160,290
MSCI, Inc. (Capital Markets)		2,732	215,227
Raymond James Financial, Inc. (Capital Markets)		3,706	256,715
SEI Investments Co. (Capital Markets)		3,901	192,553
Stifel Financial Corp. (Capital Markets)	(a)	1,923	96,054
Waddell & Reed Financial, Inc. Class A (Capital Markets)		2,404	46,902
WisdomTree Investments, Inc. (Capital Markets)		3,325	37,040
SLM Corp. (Consumer Finance)	(a)	12,430	136,979
Alleghany Corp. (Insurance)	(a)	448	272,438
American Financial Group, Inc. (Insurance)		2,125	187,255
Aspen Insurance Holdings Ltd. (Insurance)		1,748	96,140
Brown & Brown, Inc. (Insurance)		3,337	149,698
CNO Financial Group, Inc. (Insurance)		5,037	96,459
Endurance Specialty Holdings Ltd. (Insurance)		1,864	172,234
Everest Re Group Ltd. (Insurance)		1,186	256,650
First American Financial Corp. (Insurance)		3,187	116,740
Genworth Financial, Inc. Class A (Insurance)	(a)	14,465	55,112
Hanover Insurance Group, Inc. / The (Insurance)		1,235	112,397
Kemper Corp. (Insurance)		1,411	62,507
Mercury General Corp. (Insurance)		1,059	63,762
Old Republic International Corp. (Insurance)		7,088	134,672
Primerica, Inc. (Insurance)		1,329	91,900
Reinsurance Group of America, Inc. (Insurance)		1,864	234,547
RenaissanceRe Holdings Ltd. (Insurance)		1,195	162,783
WR Berkley Corp. (Insurance)		2,830	188,223
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		14,269	227,020
Washington Federal, Inc. (Thrifts & Mortgage Finance)		2,586	88,829

			8,062,982

HEALTH CARE – 7.4%
United Therapeutics Corp. (Biotechnology)	(a)	1,231	176,562
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	1,171	131,948
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,174	208,987
Globus Medical, Inc. (Health Care Equip. & Supplies)	(a)	2,088	51,803
Halyard Health, Inc. (Health Care Equip. & Supplies)	(a)	1,355	50,108
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		1,736	97,459
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,602	305,137
LivaNova PLC (Health Care Equip. & Supplies)	(a)	1,270	57,112
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	1,461	98,413
ResMed, Inc. (Health Care Equip. & Supplies)		4,091	253,847
STERIS PLC (Health Care Equip. & Supplies)		2,494	168,071
Teleflex, Inc. (Health Care Equip. & Supplies)		1,279	206,111
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		2,124	180,179
HealthSouth Corp. (Health Care Providers & Svs.)		2,606	107,471

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	1,166	$66,229
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	2,688	179,182
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	1,237	67,120
Owens & Minor, Inc. (Health Care Providers & Svs.)		1,785	62,993
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	2,313	34,325
VCA, Inc. (Health Care Providers & Svs.)	(a)	2,355	161,671
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a)	1,285	176,148
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	5,372	54,848
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	602	109,733
Bio-Techne Corp. (Life Sciences Tools & Svs.)		1,083	111,365
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	1,374	104,685
PAREXEL International Corp. (Life Sciences Tools & Svs.)	(a)	1,546	101,603
Akorn, Inc. (Pharmaceuticals)	(a)	2,545	55,557
Catalent, Inc. (Pharmaceuticals)	(a)	3,621	97,622
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	1,536	80,026

			3,556,315

INDUSTRIALS – 14.6%
B/E Aerospace Inc (Aerospace & Defense)		2,949	177,500
Curtiss-Wright Corp. (Aerospace & Defense)		1,284	126,294
Esterline Technologies Corp. (Aerospace & Defense)	(a)	858	76,534
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		1,346	247,920
KLX, Inc. (Aerospace & Defense)	(a)	1,529	68,973
Orbital ATK, Inc. (Aerospace & Defense)		1,700	149,141
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	1,014	124,722
Triumph Group, Inc. (Aerospace & Defense)		1,438	38,107
JetBlue Airways Corp. (Airlines)	(a)	9,396	210,658
A.O. Smith Corp. (Building Products)		4,346	205,783
Lennox International, Inc. (Building Products)		1,125	172,316
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	1,516	84,365
Copart, Inc. (Commercial Svs. & Supplies)	(a)	2,988	165,565
Deluxe Corp. (Commercial Svs. & Supplies)		1,410	100,970
Herman Miller, Inc. (Commercial Svs. & Supplies)		1,741	59,542
HNI Corp. (Commercial Svs. & Supplies)		1,293	72,305
MSA Safety, Inc. (Commercial Svs. & Supplies)		906	62,813
Rollins, Inc. (Commercial Svs. & Supplies)		2,782	93,976
AECOM (Construction & Engineering)	(a)	4,468	162,456
Dycom Industries, Inc. (Construction & Engineering)	(a)	913	73,305
EMCOR Group, Inc. (Construction & Engineering)		1,760	124,538
Granite Construction, Inc. (Construction & Engineering)		1,149	63,195
KBR, Inc. (Construction & Engineering)		4,141	69,113
Valmont Industries, Inc. (Construction & Engineering)		673	94,826
EnerSys (Electrical Equip.)		1,261	98,484
Hubbell, Inc. (Electrical Equip.)		1,494	174,350
Regal Beloit Corp. (Electrical Equip.)		1,319	91,341
Carlisle Cos., Inc. (Industrial Conglomerates)		1,884	207,786
AGCO Corp. (Machinery)		1,957	113,232
CLARCOR, Inc. (Machinery)		1,411	116,365
Crane Co. (Machinery)		1,447	104,358
Donaldson Co., Inc. (Machinery)		3,833	161,293
Graco, Inc. (Machinery)		1,616	134,273
IDEX Corp. (Machinery)		2,213	199,303
ITT, Inc. (Machinery)		2,560	98,739
Joy Global, Inc. (Machinery)		2,849	79,772
Kennametal, Inc. (Machinery)		2,320	72,523
Lincoln Electric Holdings, Inc. (Machinery)		1,801	138,083
Nordson Corp. (Machinery)		1,544	173,005
Oshkosh Corp. (Machinery)		2,161	139,622
Terex Corp. (Machinery)		3,074	96,923
Timken Co. / The (Machinery)		2,033	80,710
Toro Co. / The (Machinery)		3,173	177,529
Trinity Industries, Inc. (Machinery)		4,419	122,671

96	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio) (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Wabtec Corp. (Machinery)		2,585	$214,607
Woodward, Inc. (Machinery)		1,610	111,170
Kirby Corp. (Marine)	(a)	1,563	103,940
CEB, Inc. (Professional Svs.)		935	56,660
FTI Consulting, Inc. (Professional Svs.)	(a)	1,230	55,448
ManpowerGroup, Inc. (Professional Svs.)		1,946	172,941
Avis Budget Group, Inc. (Road & Rail)	(a)	2,551	93,571
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)	1,779	123,480
Landstar System, Inc. (Road & Rail)		1,213	103,469
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	2,010	172,438
Werner Enterprises, Inc. (Road & Rail)		1,297	34,954
GATX Corp. (Trading Companies & Distributors)		1,158	71,310
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		1,296	119,737
NOW, Inc. (Trading Companies & Distributors)	(a)	3,119	63,846
Watsco, Inc. (Trading Companies & Distributors)		749	110,942

			7,013,792

INFORMATION TECHNOLOGY – 17.4%
ARRIS International PLC (Communications Equip.)	(a)	5,534	166,739
Brocade Communications Systems, Inc. (Communications Equip.)		11,677	145,846
Ciena Corp. (Communications Equip.)	(a)	4,044	98,714
InterDigital, Inc. (Communications Equip.)		995	90,893
NetScout Systems, Inc. (Communications Equip.)	(a)	2,658	83,727
Plantronics, Inc. (Communications Equip.)		966	52,898
ViaSat, Inc. (Communications Equip.)	(a)	1,495	98,999
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,618	186,663
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		3,728	177,490
Belden, Inc. (Electronic Equip., Instr. & Comp.)		1,223	91,444
Cognex Corp. (Electronic Equip., Instr. & Comp.)		2,486	158,159
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,079	106,508
Jabil Circuit, Inc. (Electronic Equip., Instr. & Comp.)		5,386	127,487
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,991	182,521
Knowles Corp. (Electronic Equip., Instr. & Comp.)	(a)	2,575	43,028
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		654	99,258
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		3,068	94,556
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		843	102,020
Tech Data Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,022	86,543
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	7,273	219,281
VeriFone Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,221	57,108
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		3,885	62,937
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	1,532	131,384
comScore, Inc. (Internet Software & Svs.)	(a)	1,311	41,401
j2 Global, Inc. (Internet Software & Svs.)		1,394	114,029
WebMD Health Corp. (Internet Software & Svs.)	(a)	1,074	53,238
Acxiom Corp. (IT Svs.)	(a)	2,248	60,246
Broadridge Financial Solutions, Inc. (IT Svs.)		3,456	229,133
Computer Sciences Corp. (IT Svs.)		4,123	244,989
Convergys Corp. (IT Svs.)		2,768	67,982
CoreLogic, Inc. (IT Svs.)	(a)	2,507	92,333
DST Systems, Inc. (IT Svs.)		928	99,435
Gartner, Inc. (IT Svs.)	(a)	2,398	242,366
Jack Henry & Associates, Inc. (IT Svs.)		2,267	201,264
Leidos Holdings, Inc. (IT Svs.)		4,146	212,026
MAXIMUS, Inc. (IT Svs.)		1,880	104,885
NeuStar, Inc. Class A (IT Svs.)	(a)	1,584	52,906
Science Applications International Corp. (IT Svs.)		1,301	110,325
WEX, Inc. (IT Svs.)	(a)	1,116	124,546
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	22,059	250,149

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	1,849	$104,542
Cree, Inc. (Semiconductors & Equip.)	(a)	2,894	76,373
Cypress Semiconductor Corp. (Semiconductors & Equip.)		9,322	106,644
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a)	3,890	91,648
Intersil Corp. Class A (Semiconductors & Equip.)		3,973	88,598
Microsemi Corp. (Semiconductors & Equip.)	(a)	3,328	179,612
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		1,086	88,976
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	1,212	78,780
Synaptics, Inc. (Semiconductors & Equip.)	(a)	1,013	54,277
Teradyne, Inc. (Semiconductors & Equip.)		5,840	148,336
Versum Materials, Inc. (Semiconductors & Equip.)	(a)	3,154	88,533
ACI Worldwide, Inc. (Software)	(a)	3,404	61,783
ANSYS, Inc. (Software)	(a)	2,511	232,242
Cadence Design Systems, Inc. (Software)	(a)	8,322	209,881
CDK Global, Inc. (Software)		4,339	258,995
CommVault Systems, Inc. (Software)	(a)	1,223	62,862
Fair Isaac Corp. (Software)		898	107,060
Fortinet, Inc. (Software)	(a)	4,269	128,582
Manhattan Associates, Inc. (Software)	(a)	2,066	109,560
Mentor Graphics Corp. (Software)		3,179	117,273
PTC, Inc. (Software)	(a)	3,404	157,503
Synopsys, Inc. (Software)	(a)	4,393	258,572
Tyler Technologies, Inc. (Software)	(a)	967	138,059
Ultimate Software Group, Inc. / The (Software)	(a)	842	153,539
3D Systems Corp. (Tech. Hardware, Storage & Periph.)	(a)	3,098	41,172
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)		2,181	54,852
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	3,602	146,097

			8,309,807

MATERIALS – 7.2%
Ashland Global Holdings, Inc. (Chemicals)		1,805	197,268
Cabot Corp. (Chemicals)		1,809	91,427
Minerals Technologies, Inc. (Chemicals)		1,014	78,331
NewMarket Corp. (Chemicals)		268	113,589
Olin Corp. (Chemicals)		4,797	122,851
PolyOne Corp. (Chemicals)		2,432	77,921
RPM International, Inc. (Chemicals)		3,914	210,691
Scotts Miracle-Gro Co. / The Class A (Chemicals)		1,291	123,355
Sensient Technologies Corp. (Chemicals)		1,293	101,604
Valspar Corp. / The (Chemicals)		2,119	219,550
Eagle Materials, Inc. (Construction Materials)		1,400	137,942
AptarGroup, Inc. (Containers & Packaging)		1,820	133,679
Bemis Co., Inc. (Containers & Packaging)		2,720	130,070
Greif, Inc. Class A (Containers & Packaging)		748	38,380
Owens-Illinois, Inc. (Containers & Packaging)	(a)	4,708	81,966
Packaging Corp. of America (Containers & Packaging)		2,710	229,862
Silgan Holdings, Inc. (Containers & Packaging)		1,086	55,581
Sonoco Products Co. (Containers & Packaging)		2,898	152,725
Allegheny Technologies, Inc. (Metals & Mining)		3,162	50,371
Carpenter Technology Corp. (Metals & Mining)		1,353	48,938
Commercial Metals Co. (Metals & Mining)		3,354	73,050
Compass Minerals International, Inc. (Metals & Mining)		981	76,861
Reliance Steel & Aluminum Co. (Metals & Mining)		2,106	167,511
Royal Gold, Inc. (Metals & Mining)		1,896	120,112
Steel Dynamics, Inc. (Metals & Mining)		7,077	251,800
United States Steel Corp. (Metals & Mining)		5,006	165,248
Worthington Industries, Inc. (Metals & Mining)		1,272	60,344
Domtar Corp. (Paper & Forest Products)		1,816	70,878
Louisiana-Pacific Corp. (Paper & Forest Products)	(a)	4,128	78,143

			3,460,048

97	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio) (Continued)

Schedule of Investments	December 31, 2016

Common Stocks (Continued)		Shares	Value
REAL ESTATE – 10.3%
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)		2,305	$256,155
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)		3,884	193,307
Camden Property Trust (Equity Real Estate Investment Trusts)		2,539	213,454
Care Capital Properties, Inc. (Equity Real Estate Investment Trusts)		2,437	60,925
Communications Sales & Leasing, Inc. (Equity Real Estate Investment Trusts)	(a)	4,070	103,419
CoreCivic, Inc. (Equity Real Estate Investment Trusts)		3,412	83,458
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)		2,750	85,855
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)		9,933	84,530
DCT Industrial Trust, Inc. (Equity Real Estate Investment Trusts)		2,642	126,499
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)		4,178	152,748
Duke Realty Corp. (Equity Real Estate Investment Trusts)		10,295	273,435
Education Realty Trust, Inc. (Equity Real Estate Investment Trusts)		2,120	89,676
EPR Properties (Equity Real Estate Investment Trusts)		1,847	132,559
Equity One, Inc. (Equity Real Estate Investment Trusts)		2,696	82,740
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)		3,393	95,174
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)		3,363	101,966
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)		2,909	148,388
Hospitality Properties Trust (Equity Real Estate Investment Trusts)		4,768	151,336
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)		2,676	195,937
Lamar Advertising Co. Class A (Equity Real Estate Investment Trusts)		2,401	161,443
LaSalle Hotel Properties (Equity Real Estate Investment Trusts)		3,282	100,003
Liberty Property Trust (Equity Real Estate Investment Trusts)		4,320	170,640
Life Storage, Inc. (Equity Real Estate Investment Trusts)		1,347	114,845
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)		2,603	75,539
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)		9,295	114,328
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)		4,297	189,927
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)		5,664	177,057
Potlatch Corp. (Equity Real Estate Investment Trusts)		1,176	48,980
Quality Care Properties, Inc. (Equity Real Estate Investment Trusts)	(a)	2,717	42,113
Rayonier, Inc. (Equity Real Estate Investment Trusts)		3,556	94,590

Common Stocks (Continued)		Shares	Value
REAL ESTATE (continued)
Regency Centers Corp. (Equity Real Estate Investment Trusts)		3,033	$209,125
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)		6,895	130,522
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)		2,788	99,755
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)		1,754	129,673
Urban Edge Properties (Equity Real Estate Investment Trusts)		2,663	73,259
Washington Prime Group, Inc. (Equity Real Estate Investment Trusts)		5,382	56,027
Weingarten Realty Investors (Equity Real Estate Investment Trusts)		3,420	122,402
Alexander & Baldwin, Inc. (Real Estate Mgmt. & Development)		1,337	59,991
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		1,312	132,564

			4,934,344

TELECOMMUNICATION SERVICES – 0.2%
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		2,713	78,324

UTILITIES – 5.3%
Great Plains Energy, Inc. (Electric Utilities)		6,249	170,910
Hawaiian Electric Industries, Inc. (Electric Utilities)		3,150	104,170
IDACORP, Inc. (Electric Utilities)		1,463	117,845
OGE Energy Corp. (Electric Utilities)		5,837	195,248
PNM Resources, Inc. (Electric Utilities)		2,312	79,302
Westar Energy, Inc. (Electric Utilities)		4,115	231,880
Atmos Energy Corp. (Gas Utilities)		3,018	223,785
National Fuel Gas Co. (Gas Utilities)		2,472	140,014
New Jersey Resources Corp. (Gas Utilities)		2,533	89,922
ONE Gas, Inc. (Gas Utilities)		1,516	96,963
Southwest Gas Holdings, Inc. (Gas Utilities)		1,378	105,582
UGI Corp. (Gas Utilities)		5,021	231,368
WGL Holdings, Inc. (Gas Utilities)		1,486	113,352
Black Hills Corp. (Multi-Utilities)		1,543	94,648
MDU Resources Group, Inc. (Multi-Utilities)		5,669	163,097
NorthWestern Corp. (Multi-Utilities)		1,403	79,789
Vectren Corp. (Multi-Utilities)		2,405	125,421
Aqua America, Inc. (Water Utilities)		5,148	154,646
			2,517,942

Total Common Stocks (Cost $47,543,317)			$47,153,584

Money Market Funds – 7.8%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		3,735,507	$3,735,507

Total Money Market Funds (Cost $3,735,507)			$3,735,507

Total Investments – 106.3% (Cost $51,278,824)	(b)		$50,889,091
Liabilities in Excess of Other Assets – (6.3)%			(2,999,853)

Net Assets – 100.0%			$47,889,238

98	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio) (Continued)

Schedule of Investments	December 31, 2016

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(c)	Includes $51,433 of cash pledged as collateral for the following futures contract outstanding at December 31, 2016:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini S&P MidCap 400 Contracts (United States)	March 17, 2017	5	$829,550	$836,383	$(6,833)	$—

The accompanying notes are an integral part of these financial statements.

99

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2016

Average Annual returns
One year	7.74%
Five years	14.48%
Since inception (5/1/07)	6.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.86% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Bristol Growth Portfolio returned 7.74% versus 7.08% for its benchmark, the Russell 1000 Growth Index.

The Portfolio’s outperformance relative to the benchmark resulted primarily from stock selection in Industrials and Health Care. An overweight to Health Care, however, was the largest detractor and offset some of the outperformance.(1)

The Portfolio’s top performers for the year were TESARO, Inc., Hewlett Packard Enterprise Co., Time Warner, Inc., Pioneer Natural Resources Co., and Rockwell Automation, Inc. The worst performers were Ophthotech Corp., Juno Therapeutics, Inc., Allergan PLC, Treehouse Foods, Inc., and Mylan NV.(1)

The top contributor to the Portfolio’s performance for the year was TESARO, Inc., which generated 308 basis points. The company reported positive Phase 3 data for its ovarian cancer drug. Time Warner, Inc. contributed 91 basis points, as it benefitted from improving industry trends during the course of the year. Anacor Pharmaceuticals, Inc. added 85 points, as the stock benefitted from Pfizer, Inc.’s announcement to purchase Anacor for access to its non-steroidal topical gel to treat eczema. Xylem, Inc. contributed 65 basis points, as it benefited from stronger growth in municipal water project activity and positive sentiment regarding the water crisis in Flint, Michigan. While Apple, Inc. outperformed the Russell 1000 Growth Index in 2016, much of the upside occurred in the second half of the year. Although Apple’s iPhone 7 was not a significant update from the prior two models, it surpassed expectations. There is already optimism for a potentially stronger 2017, with the launch of a totally re-designed smartphone.(1)

Detractors from performance for the year included Ophthotech Corp., which fell when its drug for wet Age-Related Macular Degeneration (AMD) failed Phase 3 studies after previously reporting very successful data in its Phase 2 studies and, thus, impacted the Portfolio negatively by 147 basis points. Specialty pharmaceutical companies, Allergan PLC and Mylan NV, had some unforeseen issues. Allergan PLC’s proposed merger with Pfizer, Inc. was terminated, and concerns of weaker pricing in generic drugs outweighed Mylan’s strong growth prospects this year from significant new product launches, together costing the Portfolio 144 basis points. Delphi Automotive PLC cost the Portfolio 65 basis points, as concerns over Brexit and the U.S. auto cycle pressured the stock. Finally, Biogen, Inc. experienced a major setback in its development of a drug to repair nerve cell damage in patients suffering from multiple sclerosis, costing the Portfolio 59 basis points.(1)

With the Republicans winning the Presidency and both houses of Congress, there will likely be dramatic changes in the future fundamentals of many areas, with particular impact on Financials, Health Care, Consumer Discretionary, and defense contractors within the Industrials sector. The Portfolio is positioned well for additional positive news for Financials, as inflation ticked up in the fourth quarter, and may continue to trend higher due to the rise in oil prices after The Organization of the Petroleum Exporting Countries (OPEC) and other major foreign oil entities cut production. Going out to the intermediate term, deregulation in Financials is a major potential positive factor, possibly in the forms of loosened controls over proprietary trading and banking fees, as well as lower capital requirements.

We see a turn in defense and infrastructure spending playing out over the next few quarters, with the potential for stronger growth it new tax and spending initiatives pass. This would likely be at the expense of many consumer companies, especially those that are highly exposed to imported goods. While the repeal of the Affordable Care Act is clearly thought of as one of the highest-priority items on the Republican agenda, the impact to the Health Care sector is somewhat difficult to predict; thus, we have decided to reduce risk in that sector.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of requested dividends.

100	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	99.6
Other Net Assets	0.4

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Amazon.com, Inc.	4.2
2. Apple, Inc.	4.2
3. Microsoft Corp.	3.7
4. Alphabet, Inc. Class C	3.4
5. Facebook, Inc. Class A	2.9
6. T-Mobile U.S., Inc.	2.3
7. Alphabet, Inc. Class A	2.2
8. FedEx Corp.	2.2
9. Pinnacle Foods, Inc.	2.2
10. Mylan NV	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	35.3
Industrials	19.3
Consumer Discretionary	14.8
Health Care	10.9
Consumer Staples	8.7
Financials	6.5
Telecommunication Services	2.3
Energy	1.8

99.6

101

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 99.6%		Shares	Value
CONSUMER DISCRETIONARY – 14.8%
Delphi Automotive PLC (Auto Components)		34,463	$2,321,083
Starbucks Corp. (Hotels, Restaurants & Leisure)		40,826	2,266,661
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	6,570	4,926,646
CBS Corp. Class B (Media)		37,919	2,412,407
Discovery Communications, Inc. Class A (Media)	(a)	63,102	1,729,626
Time Warner, Inc. (Media)		24,997	2,412,960
Walt Disney Co. / The (Media)		6,520	679,514
PVH Corp. (Textiles, Apparel & Luxury Goods)		6,502	586,740

			17,335,637

CONSUMER STAPLES – 8.7%
General Mills, Inc. (Food Products)		38,612	2,385,063
Kellogg Co. (Food Products)		26,854	1,979,408
Kraft Heinz Co. / The (Food Products)		25,255	2,205,267
Mondelez International, Inc. Class A (Food Products)		12,369	548,318
Pinnacle Foods, Inc. (Food Products)		47,920	2,561,324
TreeHouse Foods, Inc. (Food Products)	(a)	7,677	554,203

			10,233,583

ENERGY – 1.8%
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		4,279	195,422
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		10,617	1,911,803

			2,107,225

FINANCIALS – 6.5%
Citigroup, Inc. (Banks)		9,894	588,000
Bank of New York Mellon Corp. / The (Capital Markets)		51,124	2,422,255
Goldman Sachs Group, Inc. / The (Capital Markets)		9,333	2,234,787
American International Group, Inc. (Insurance)		36,074	2,355,993

			7,601,035

HEALTH CARE – 10.9%
Biogen, Inc. (Biotechnology)	(a)	690	195,670
Celgene Corp. (Biotechnology)	(a)	11,914	1,379,046
Danaher Corp. (Health Care Equip. & Supplies)		22,870	1,780,201
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		15,135	2,422,205
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		16,288	2,298,237
Allergan PLC (Pharmaceuticals)	(a)	10,829	2,274,198
Mylan NV (Pharmaceuticals)	(a)	65,208	2,487,685

			12,837,242

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 19.3%
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		12,646	$2,329,267
Raytheon Co. (Aerospace & Defense)		14,581	2,070,502
FedEx Corp. (Air Freight & Logistics)		14,012	2,609,034
Delta Air Lines, Inc. (Airlines)		29,246	1,438,611
AECOM (Construction & Engineering)	(a)	63,518	2,309,514
Quanta Services, Inc. (Construction & Engineering)	(a)	36,711	1,279,378
Rockwell Automation, Inc. (Electrical Equip.)		15,952	2,143,949
General Electric Co. (Industrial Conglomerates)		60,611	1,915,308
Snap-on, Inc. (Machinery)		13,722	2,350,167
Xylem, Inc. (Machinery)		40,242	1,992,784
Union Pacific Corp. (Road & Rail)		21,888	2,269,348

			22,707,862

INFORMATION TECHNOLOGY – 35.3%
Harris Corp. (Communications Equip.)		22,454	2,300,861
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	3,307	2,620,632
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	5,129	3,958,665
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	29,772	3,425,269
Computer Sciences Corp. (IT Svs.)		39,358	2,338,652
Mastercard, Inc. Class A (IT Svs.)		9,372	967,659
Visa, Inc. (IT Svs.)		29,537	2,304,477
ASML Holding NV (Semiconductors & Equip.)		14,734	1,653,155
Broadcom Ltd. (Semiconductors & Equip.)		13,859	2,449,855
Intel Corp. (Semiconductors & Equip.)		67,801	2,459,142
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	4,284	419,875
QUALCOMM, Inc. (Semiconductors & Equip.)		23,558	1,535,982
Adobe Systems, Inc. (Software)	(a)	11,385	1,172,086
Electronic Arts, Inc. (Software)	(a)	30,565	2,407,299
Microsoft Corp. (Software)		69,409	4,313,075
Oracle Corp. (Software)		60,674	2,332,915
Apple, Inc. (Tech. Hardware, Storage & Periph.)		42,154	4,882,276

			41,541,875

TELECOMMUNICATION SERVICES – 2.3%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	46,452	2,671,455

Total Common Stocks (Cost $103,937,684)			$117,035,914

Total Investments – 99.6% (Cost $103,937,684)	(b)		$117,035,914
Other Assets in Excess of Liabilities – 0.4%			522,192

Net Assets – 100.0%			$117,558,106

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

102

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Objective/Strategy

The Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).

Performance as of December 31, 2016

Average Annual Returns
One year	3.75%
Since Inception (5/1/14)	3.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.13% per the Fund’s prospectus dated May 1, 2016. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the Portfolio’s Financial Highlights.

Comments

For the year ended December 31, 2016, the Risk Managed Balanced Portfolio returned 3.75% versus 7.84% for its benchmark, which is comprised of 55% S&P 500 Index and 45% Bloomberg Barclays U.S. Aggregate Bond Index.

The year began with concerns over sluggish economic growth and the possibility of recession weighing heavily on global markets. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. However, a more optimistic outlook was in favor by April. Risk assets, as well as rates, were rallying and crude oil prices had reset in a higher trading band. Markets hit a few road bumps in June, with weak U.S. employment data bringing the health of the U.S. economy back into question, and United Kingdom (UK) voters opting to leave the European Union (EU). Credit spreads and U.S. stocks quickly recovered, and several equity benchmark indices began record-setting trends.

Brexit, in the interim, was less damaging than investors had feared. Concern from central banks over the ineffective nature of ultra-accommodative monetary policy hinted at the need for fiscal stimulus to take the next shot at spurring global economic growth. U.S. economic data was ticking up, and signs of inflation emerged. Market participants latched on to the possibility for stronger economic growth and higher inflation, and U.S. Treasury yields began their upward march. The election of Donald Trump to the U.S. presidency added further optimism, as the reality of pro-growth fiscal policies become more within reach and inflation expectations continued to climb. Equities and corporate credit remained in favor, while rates moved higher. In December, the Federal Reserve (Fed) announced a widely expected 25 basis point increase to the target federal funds rate, and a projection of three additional hikes in 2017, which drove Treasury yields higher still.

Rates rose across the yield curve, with the move most pronounced in front end yields. After widening in February, investment-grade and high-yield corporate credit spreads tightened throughout the remainder of the year.

The Balanced Component of the Portfolio, sub-advised by Janus Capital Management LLC, seeks to provide consisted returns over time by allocating across the spectrum of fixed income and equity securities.

The Balanced Component’s equity sleeve underperformed its benchmark, the S&P 500 Index. Value equities had outperformed growth through October, and the election results in the fourth quarter further amplified value stocks’ outperformance, creating a headwind for the sleeve’s growth tilt. At the sector level, stock selection in Health Care, Information Technology, and Consumer Discretionary, along with an overweight in Consumer Discretionary, were the key detractors on a relative basis. Negative sentiment surrounded the Health Care sector for most of the year, largely due to political rhetoric about controlling drug prices. Late in the year, uncertainty around the impact of Mr. Trump’s plans for the Affordable Care Act and other policies weighed on the sector. A zero weighting in the strong-performing Energy sector also detracted from performance. We believed stronger opportunities existed in other sectors, given the persistent oil oversupply and the likelihood of a stronger dollar. The sector benefited from the rebound in the price of crude oil, and our lack of exposure hampered relative performance. Contributors to relative results included stock selection in both the Consumer Staples and Real Estate sectors.

At the individual equity security level, Allergan PLC was our largest detractor. The specialty pharmaceutical company initially traded down in April when the proposed merger between Allergan PLC and Pfizer, Inc. fell apart. Later in the period, weaker-than-expected earnings also weighed on the name. We continue to hold this position, as we look favorably upon Allergan’s strengthened balance sheet, a result of selling its generics business to Teva Pharmaceutical Industries Ltd. in August. We also like the company’s shareholder friendly management team, as well as its diverse products, many of which are not subject to government reimbursement.(1)

Nike, Inc. Class B was our second-largest equity detractor. The athletic footwear and apparel manufacturer has faced increased competition of late. It also dealt with inventory disruptions throughout the year, largely as a result of the 2016 bankruptcy filing of retailer Sports Authority, Inc. In addition, most of Nike’s products are manufactured overseas and Republican-proposed tax reforms could potentially drive up the costs of those goods. Although the passage of such reforms is far from certain, it is something we will be watching closely. In the meantime, we expect Nike to work through its excess inventory in the next two quarters and, experience growth in its direct-to-consumer sales channel over the longer-term. We remain positive on the stock.(1)

Bristol-Myers Squibb Co., after an up-and-down year, also detracted from performance. While its shares had risen earlier in the period on positive sentiment surrounding its advanced melanoma drug, Opdivo, a disappointing clinical trial for the drug’s use as a first-line treatment against a common form of lung cancer raised investor concerns over the company’s perceived position as the leader in immuno-oncology. We believe these concerns are overblown, and that a combination therapy of Opdivo and another of the company’s

103	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

melanoma drugs, Yervoy, will together prove successful in treating lung cancer. Our optimism that these drugs will successfully treat broader cancer types led us to add to our position.(1)

While the aforementioned stocks detracted from performance, we were pleased by the results of other equities in the sleeve. The top two contributors, financial firms Morgan Stanley and CME Group, Inc. were beneficiaries of a steepening yield curve and Mr. Trump’s plans for a more relaxed regulatory environment. Specifically, CME Group was the largest contributor to performance. The operator of options and futures exchanges performed well as a result of increased market volatility in the latter part of the year and heightened trading volume passing through its exchanges. That, in turn, boosted trading fees for CME Group. We continue to like the stock and believe the company should benefit from regulatory tailwinds, an increasingly global user base, and the digitization of its markets.(1)

Morgan Stanley also aided performance. Climbing interest rates helped the financial services company pad net interest income. A rising equity market also helped, as the company was able to collect higher fees from its asset management business. A rebound in Fixed Income, Currency and Commodities (FICC) trading was another benefit. We continue to like the stock.(1)

Microsoft Corp. was another top contributor. The tech giant reported earnings that beat consensus estimates multiple quarters in a row, thanks in large part to its cloud computing business, Azure. We are increasingly positive on the migration of companies to the cloud, and Microsoft is now the second-largest provider of cloud-based IT services. At the same time, Microsoft has been aggressive in reducing costs, buying back shares and paying dividends to its shareholders. We remain positive on the stock.(1)

The Balanced Component’s fixed income sleeve outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. We were positioned defensively in corporate credit for much of the period, wary of a fragile U.S. economy and an abundance of shareholder friendly activity that are typically indicative of the latter stages of a credit cycle. While we continued to focus on issuers with higher quality business models and solid balance sheets throughout the year, our outlook shifted to “selectively opportunistic’ by December’s end. An improving economic picture, recovering commodity prices, and stronger-than-expected third quarter earnings supported our view, as did a steady demand for U.S. corporate credit due to its comparatively higher yields versus other global fixed income asset classes. It is likely, in our view, that the results of the U.S. election and the associated prospects for growth have further extended the credit cycle, also contributing to our modestly improved outlook. On rates, however, we have turned defensive. An actively tightening Fed, in combination with rising inflationary pressures, led us to reduce duration exposure coming from Treasuries. We also diversified our duration profile with the addition of Treasury Inflation-Protected Securities (TIPS). The fixed income sleeve’s duration ended December at 74% of that of the benchmark.(1)

Outperformance in the fixed income sleeve was led by our U.S. mortgage-backed securities (MBS). As rates rallied during the first half of the year, the prepayment-resistant nature of our positions proved beneficial. As rates rose over the latter part of the period, our positions were less exposed to the duration extension across the asset class. Within MBS, we focus on generic agency pass-throughs with higher coupons and less negative convexity than the positions in the index.(1)

Our overweight allocation in investment-grade corporate credit also contributed positively to relative results, as did “spread carry”, a measure of excess income generated by the Portfolio’s corporate credit holdings. Investment-grade corporate credit was the strongest performing asset class in the index and benefited from significant spread tightening. On a credit sector basis, relative contributors included technology, independent energy and brokerage, asset managers and exchanges. Outperformance in technology was due to our overweight allocation, as well as strong security selection and spread carry. Demand for personal computers and enterprise infrastructure, which had been weak during the first half of the year, picked up in the second half and benefited the cyclical technology sector, including our position in Seagate Technology. The data storage company was the top contributing corporate issuer, on a relative basis.(1)

In Energy, the rebound of crude oil prices, following February’s decline, benefited surviving companies, many of which have streamlined their businesses and shored up their balance sheets via asset sales. Accordingly our generally overweight allocation to independent energy contributed to relative results accordingly. An overweight position in brokerage, asset managers and exchanges also benefited relative results, as did spread carry in the sector. Heightened market volatility supported the sector in the latter half of the year, as a rallying stock market and climbing interest rates brought increased transaction volume.(1)

Relative credit sector detractors included security selection in electric utilities, wireline communications and the hard-hit pharmaceuticals sector. Investor demand for U.S.-based defensive business models such as electric utilities and wireline communications boosted these sectors during the year. Our earlier underweight allocations, combined with the shorter dated nature of our holdings, were a drag on relative performance, as the longer tenured securities prevalent in the benchmark tended to perform better.(1)

On an individual credit issue basis, we were particularly pleased with specialty chemical manufacturer Albemarle Corp., a top contributor. Our thesis has generally played out in this fundamentally sound, quality business, as management focused on asset sales and our position has benefited from positive sentiment surrounding post-asset sale deleveraging.(1)

Royal Bank of Scotland Group PLC (RBS) was the leading corporate fixed income detractor from relative results. We had owned RBS, in large part, due to the bank’s singular focus on simplifying its balance sheet. However, Brexit and associated uncertainties as well as lower interest rates in the UK have significantly affected RBS’s ability to execute on its business plan. We exited our position.(1)

EnLink Midstream Partners, LP also detracted from relative performance. EnLink struggled as its sponsor, exploration and production company Devon Energy Corp., faced ratings downgrades during the period, driven largely by lower commodity prices and elevated leverage. Moody’s subsequently downgraded EnLink, and we exited our position.(1)

On an asset class basis, detractors included our cash position and our yield curve positioning in U.S. Treasuries. Cash is not used as a strategy within the Portfolio, but is a residual of our fundamental, bottom-up investment process. In terms of Treasuries, we reduced duration exposure from the asset class following the U.S. election. However, exposure to the 5 year and 10 year notes, which were significantly impacted by future Fed projections, weighed on results.(1)

104	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

The Portfolio’s Risk Management Component, sub-advised by AnchorPath Financial LLC, is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. Under normal circumstances, the Risk Management Component will represent approximately 20% of the Portfolio. Over the year this allocation ranged between 18.1% and 21.9%, and ended the year representing approximately 18.5% of the Portfolio.(1)

The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. Over the year, compared to the Balanced Component by itself, the Risk Managed Balanced Portfolio’s realized volatility was lower by 0.9%. It also had a slightly lower return over the year by 0.32%. Due to the lower volatility and lower return achieved, the risk-adjusted return of the Risk Managed Balanced Portfolio was similar to the Balanced Component. The under-performance of the Risk Management Component on a non-risk adjusted basis was attributable to losses on index-based options resulting from the time decay of premium value, which was offset to some extent by gains on the equity index futures held over the year.(1)

We think U.S. stocks continue to be well positioned, and intend to maintain our overweight to equities as we move into the new year. President-elect Trump campaigned on a pro-growth agenda that we believe will be business-friendly. Proposed tax reforms, deregulation and infrastructure spending could help drive inflation and faster economic growth, leading to higher interest rates, increased capital expenditure and rising wages, all a net positive for U.S. stocks. In particular, the cyclical stocks that accelerated after the election, such as Financials and Industrials, could continue to charge ahead in 2017.

This outlook, of course, hinges on Trump’s agenda becoming a reality. In addition, proposed trade tariffs and a strong dollar could weigh on certain U.S. multinational companies. Given that, we remain optimistic about U.S. stocks but are focused on finding companies that are exposed to secular growth trends and can continue to increase earnings and free cash flow.

We anticipate a steeper yield curve, with the front-end moving on Fed projections and the long-end rising further on increased inflationary expectations. The Fed’s forecast for three interest rate hikes in 2017 is in line with our expectations, although we believe more hikes could be warranted in a reflationary environment. As a result, we will continue to actively manage duration and yield curve positioning in the fixed income sleeve, with the expectation of maintaining duration below that of the benchmark.

New fiscal policies, if properly implemented, should stimulate growth and the accompanying rise in operating earnings could allow companies to grow into their capital structures, reversing the recent trend of increasing leverage. We will closely monitor the difference between rhetoric and policy implementation, as well as the transition from policy intentions to growth. Our analysts are conducting in-depth, bottom-up research to identify issuers with higher quality business models and strong fundamentals, particularly in sectors that may benefit from a change in economic policy.

With growth prospects on the horizon, we are taking a selectively opportunistic approach to U.S. corporate credit, yet we remain mindful of tighter spread levels after tightening in 2016. We are also closely watching the ability for corporate spreads to hold in a rising-rate environment. Our focus remains on issuers with higher quality business models, ample liquidity, strong free-cash-flow generation potential and commitment to a sound balance sheet. In this extended cycle, the importance of security avoidance remains a central aspect of our investment process. Even as we opportunistically add to credit, we intend to maintain a conservative bias in the fixed income sleeve, reflecting our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2016.

Change in Value of $10,000 Investment

The S&P 500 index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

105	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Portfolio Composition as of December 31, 2016 (1)

% of Net Assets
Common Stocks (4)	50.5
Corporate Bonds (4)	13.5
Preferred Securities (4)	0.8
Master Limited Partnerships (4)	0.8
Asset-Backed / Mortgage-Backed Securities (4)	1.9
U.S. Treasury Obligations	7.9
U.S. Government Agency Mortgage-Backed Securities	6.8
Purchased Options	6.9
Money Market Funds and Other Net Assets	10.9

100.0

Top 10 Portfolio Holdings as of December 31, 2016 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	2.6
2. Boeing Co. / The	2.1
3. MasterCard, Inc. Class A	2.1
4. Altria Group, Inc.	1.9
5. Amgen, Inc.	1.8
6. CME Group, Inc.	1.7
7. LyondellBasell Industries NV Class A	1.7
8. Alphabet, Inc. Class C	1.7
9. NIKE, Inc. Class B	1.6
10. Costco Wholesale Corp.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Master Limited Partnerships, Asset-Backed / Mortgage-Backed Securities):

% of Net Assets
Financials	13.2
Consumer Discretionary	12.5
Information Technology	11.0
Consumer Staples	8.0
Industrials	7.5
Health Care	7.2
Real Estate	3.1
Materials	2.4
Energy	1.6
Telecommunication Services	0.5
Utilities	0.5

67.5

106

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Schedule of Investments	December 31, 2016

Common Stocks – 50.5%		Shares	Value
CONSUMER DISCRETIONARY – 10.7%
General Motors Co. (Automobiles)		103,815	$3,616,915
McDonald’s Corp. (Hotels, Restaurants & Leisure)		6,329	770,366
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	30,350	1,290,785
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		19,958	1,196,682
Starbucks Corp. (Hotels, Restaurants & Leisure)		34,548	1,918,105
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)	(a)	2,151	3,153,495
Hasbro, Inc. (Leisure Products)		13,355	1,038,885
Mattel, Inc. (Leisure Products)		40,238	1,108,557
Comcast Corp. Class A (Media)		51,962	3,587,976
Madison Square Garden Co. / The (Media)	(a)	3,211	550,719
Time Warner, Inc. (Media)		18,097	1,746,903
Dollar Tree, Inc. (Multiline Retail)	(a)	23,846	1,840,434
Home Depot, Inc. / The (Specialty Retail)		22,292	2,988,911
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		85,190	4,330,208

			29,138,941

CONSUMER STAPLES – 6.3%
Costco Wholesale Corp. (Food & Staples Retailing)		26,150	4,186,877
Kroger Co. / The (Food & Staples Retailing)		45,726	1,578,004
Sysco Corp. (Food & Staples Retailing)		21,019	1,163,822
Hershey Co. / The (Food Products)		19,463	2,013,058
Kimberly-Clark Corp. (Household Products)		16,210	1,849,885
Estee Lauder Cos., Inc. / The Class A (Personal Products)		13,941	1,066,347
Altria Group, Inc. (Tobacco)		78,207	5,288,358

			17,146,351

FINANCIALS – 6.9%
U.S. Bancorp (Banks)		54,218	2,785,179
CME Group, Inc. (Capital Markets)		40,681	4,692,553
Morgan Stanley (Capital Markets)		69,499	2,936,333
TD Ameritrade Holding Corp. (Capital Markets)		69,402	3,025,927
Synchrony Financial (Consumer Finance)		103,153	3,741,359
Colony Capital, Inc. (Mortgage Real Estate Investment Trusts)		72,218	1,462,415

			18,643,766

HEALTH CARE – 6.0%
AbbVie, Inc. (Biotechnology)		26,778	1,676,838
Amgen, Inc. (Biotechnology)		33,187	4,852,271
Medtronic PLC (Health Care Equip. & Supplies)		39,514	2,814,582
Aetna, Inc. (Health Care Providers & Svs.)		15,187	1,883,340
Allergan plc (Pharmaceuticals)	(a)	5,321	1,117,463
Bristol-Myers Squibb Co. (Pharmaceuticals)		58,088	3,394,663
Eli Lilly & Co. (Pharmaceuticals)		8,809	647,902

			16,387,059

INDUSTRIALS – 6.7%
Boeing Co. / The (Aerospace & Defense)		36,972	5,755,801
General Dynamics Corp. (Aerospace & Defense)		12,757	2,202,624
Northrop Grumman Corp. (Aerospace & Defense)		10,578	2,460,231
United Parcel Service, Inc. Class B (Air Freight & Logistics)		14,280	1,637,059
Honeywell International, Inc. (Industrial Conglomerates)		30,600	3,545,010
CSX Corp. (Road & Rail)		72,020	2,587,679

			18,188,404

INFORMATION TECHNOLOGY – 10.0%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	5,864	4,525,952
Accenture PLC Class A (IT Svs.)		16,345	1,914,490
Automatic Data Processing, Inc. (IT Svs.)		12,711	1,306,436
MasterCard, Inc. Class A (IT Svs.)		55,037	5,682,570
Adobe Systems, Inc. (Software)	(a)	33,428	3,441,413
Microsoft Corp. (Software)		114,935	7,142,061
Apple, Inc. (Tech. Hardware, Storage & Periph.)		28,330	3,281,181

			27,294,103

MATERIALS – 1.9%
LyondellBasell Industries NV Class A (Chemicals)		53,259	4,568,557
Vulcan Materials Co. (Construction Materials)		5,766	721,615

			5,290,172

REAL ESTATE – 2.0%
Colony Starwood Homes (Equity Real Estate Investment Trusts)		19,158	551,942
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		11,290	979,633
MGM Growth Properties, LLC Class A (Equity Real Estate Investment Trusts)		26,556	672,132
Outfront Media, Inc. (Equity Real Estate Investment Trusts)		55,203	1,372,899
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	62,428	1,965,858

			5,542,464

Total Common Stocks (Cost $127,972,394)			$137,631,260

107	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds – 13.5%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.1%
Ford Motor Co. (Automobiles)		4.346%	12/08/2026	$127,000	$128,149
General Motors Co. (Automobiles)		4.875%	10/02/2023	84,000	87,963
General Motors Financial Co., Inc. (Automobiles)		3.700%	05/09/2023	87,000	85,515
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	01/15/2022	287,000	292,740
Brinker International, Inc. (Hotels, Restaurants & Leisure)		3.875%	05/15/2023	103,000	97,464
D.R. Horton, Inc. (Household Durables)		4.750%	05/15/2017	75,000	75,656
D.R. Horton, Inc. (Household Durables)		3.750%	03/01/2019	207,000	211,140
MDC Holdings, Inc. (Household Durables)		5.500%	01/15/2024	53,000	54,722
Newell Brands, Inc. (Household Durables)		3.150%	04/01/2021	64,000	65,078
Newell Brands, Inc. (Household Durables)		3.850%	04/01/2023	73,000	75,645
Newell Brands, Inc. (Household Durables)		4.200%	04/01/2026	388,000	404,434
Newell Brands, Inc. (Household Durables)		5.000%	11/15/2023	88,000	94,349
Toll Brothers Finance Corp. (Household Durables)		5.875%	02/15/2022	119,000	129,115
Toll Brothers Finance Corp. (Household Durables)		4.375%	04/15/2023	57,000	56,857
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		5.250%	03/15/2021	144,000	148,320
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		4.908%	07/23/2025	228,000	239,997
Comcast Corp. (Media)		2.350%	01/15/2027	125,000	115,345
Cox Communications, Inc. (Media)	(b)	3.350%	09/15/2026	230,000	219,309
Time Warner Cable, Inc. (Media)		5.850%	05/01/2017	182,000	184,579
UBM PLC (Media)	(b)	5.750%	11/03/2020	50,000	52,527
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(b)	4.625%	05/15/2024	237,000	229,890

					3,048,794

CONSUMER STAPLES – 1.7%
Anheuser-Busch InBev Finance, Inc. (Beverages)		2.650%	02/01/2021	82,000	82,376
Anheuser-Busch InBev Finance, Inc. (Beverages)		3.300%	02/01/2023	461,000	468,694
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.900%	02/01/2046	194,000	208,304
Anheuser-Busch InBev Finance, Inc. (Beverages)		3.650%	02/01/2026	616,000	624,395
Constellation Brands, Inc. (Beverages)		4.250%	05/01/2023	207,000	214,636
Constellation Brands, Inc. (Beverages)		3.700%	12/06/2026	49,000	47,875
Molson Coors Brewing Co. (Beverages)		3.000%	07/15/2026	294,000	277,507
Molson Coors Brewing Co. (Beverages)		4.200%	07/15/2046	78,000	72,574
CVS Health Corp. (Food & Staples Retailing)		2.800%	07/20/2020	467,000	473,753
CVS Health Corp. (Food & Staples Retailing)		4.750%	12/01/2022	100,000	108,477
CVS Health Corp. (Food & Staples Retailing)		5.000%	12/01/2024	139,000	151,986
Sysco Corp. (Food & Staples Retailing)		2.500%	07/15/2021	60,000	59,306
Sysco Corp. (Food & Staples Retailing)		3.300%	07/15/2026	149,000	146,002
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		2.600%	06/01/2021	66,000	65,528
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		3.100%	06/01/2023	35,000	34,730
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		3.450%	06/01/2026	171,000	167,610
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		4.650%	06/01/2046	28,000	28,358
Danone S.A. (Food Products)	(b)	2.077%	11/02/2021	247,000	239,628
Kraft Heinz Foods Co. (Food Products)		3.000%	06/01/2026	147,000	137,806
Kraft Heinz Foods Co. (Food Products)		2.800%	07/02/2020	144,000	145,268
Kraft Heinz Foods Co. (Food Products)		3.500%	07/15/2022	138,000	139,939
Smithfield Foods, Inc. (Food Products)	(b)	5.250%	08/01/2018	26,000	26,293
Wm. Wrigley Jr. Co. (Food Products)	(b)	3.375%	10/21/2020	107,000	109,909
Wm. Wrigley Jr. Co. (Food Products)	(b)	2.400%	10/21/2018	447,000	450,916

					4,481,870

ENERGY – 1.6%
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		5.875%	05/01/2019	31,000	32,155
Helmerich & Payne International Drilling Co. (Energy Equip. & Svs.)		4.650%	03/15/2025	346,000	357,080
Oceaneering International, Inc. (Energy Equip. & Svs.)		4.650%	11/15/2024	225,000	221,667
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.850%	03/15/2021	38,000	40,712
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.550%	03/15/2026	203,000	226,914
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.375%	11/01/2021	200,000	204,500
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		3.950%	12/01/2026	42,000	40,914
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		5.700%	05/15/2017	36,000	36,535
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		5.900%	02/01/2018	70,000	72,859
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		5.700%	10/15/2019	5,000	5,346
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		5.875%	05/01/2022	92,000	95,626
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		4.375%	06/01/2024	57,000	59,211
ConocoPhillips Co. (Oil, Gas & Consumable Fuels)		4.950%	03/15/2026	202,000	222,711
ConocoPhillips Co. (Oil, Gas & Consumable Fuels)		4.200%	03/15/2021	167,000	177,247
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.150%	10/01/2020	108,000	111,759
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.750%	01/15/2026	97,000	100,152
Hess Corp. (Oil, Gas & Consumable Fuels)		4.300%	04/01/2027	160,000	159,029
Hiland Partners Holdings, LLC / Hiland Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	05/15/2022	91,000	95,013

108	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		5.000%	10/01/2021	$251,000	$267,022
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		3.950%	09/01/2022	132,000	135,384
Motiva Enterprises LLC (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2020	143,000	154,438
MPLX LP (Oil, Gas & Consumable Fuels)		4.500%	07/15/2023	47,000	47,687
Phillips 66 Partners LP (Oil, Gas & Consumable Fuels)		3.605%	02/15/2025	101,000	98,791
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	241,000	248,666
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	03/01/2022	137,000	150,570
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)	(b)	5.000%	03/15/2027	236,000	238,065
Spectra Energy Partners LP (Oil, Gas & Consumable Fuels)		4.750%	03/15/2024	207,000	219,524
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	01/15/2025	58,000	59,232
Western Gas Partners LP (Oil, Gas & Consumable Fuels)		5.375%	06/01/2021	170,000	182,699
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.700%	01/15/2023	61,000	58,865
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2023	168,000	171,019
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	03/15/2024	14,000	14,125

					4,305,517

FINANCIALS – 3.6%
Bank of America Corp. (Banks)		3.875%	03/22/2017	39,000	39,221
Bank of America Corp. (Banks)		4.183%	11/25/2027	515,000	514,541
Bank of America Corp. (Banks)		5.700%	05/02/2017	150,000	152,042
Bank of America NA (Banks)		5.300%	03/15/2017	301,000	303,331
CIT Group, Inc. (Banks)	(b)	5.500%	02/15/2019	148,000	156,140
CIT Group, Inc. (Banks)		4.250%	08/15/2017	557,000	563,962
Citigroup, Inc. (Banks)	(c)	QL + 143	09/01/2023	220,000	224,374
Citizens Financial Group, Inc. (Banks)		4.350%	08/01/2025	34,000	34,115
Citizens Financial Group, Inc. (Banks)		4.300%	12/03/2025	293,000	297,238
Citizens Financial Group, Inc. (Banks)		3.750%	07/01/2024	47,000	45,441
JPMorgan Chase & Co. (Banks)		2.295%	08/15/2021	319,000	312,800
JPMorgan Chase & Co. (Banks)		3.375%	05/01/2023	326,000	324,498
Santander UK PLC (Banks)	(b)	5.000%	11/07/2023	708,000	720,265
SVB Financial Group (Banks)		5.375%	09/15/2020	139,000	150,501
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	88,000	83,854
Wells Fargo & Co. (Banks)		2.100%	05/08/2017	70,000	70,197
Carlyle Holdings Finance LLC (Capital Markets)	(b)	3.875%	02/01/2023	117,000	117,947
Charles Schwab Corp. / The (Capital Markets)		3.000%	03/10/2025	105,000	102,887
E*TRADE Financial Corp. (Capital Markets)		5.375%	11/15/2022	244,000	258,158
E*TRADE Financial Corp. (Capital Markets)		4.625%	09/15/2023	361,000	368,220
Goldman Sachs Group, Inc. / The (Capital Markets)		5.625%	01/15/2017	103,000	103,126
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	02/25/2026	292,000	292,457
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	262,000	267,374
Lazard Group LLC (Capital Markets)		4.250%	11/14/2020	222,000	231,975
Morgan Stanley (Capital Markets)		5.550%	04/27/2017	120,000	121,587
Morgan Stanley (Capital Markets)		2.450%	02/01/2019	147,000	147,956
Morgan Stanley (Capital Markets)		4.875%	11/01/2022	95,000	101,705
Morgan Stanley (Capital Markets)		2.800%	06/16/2020	162,000	163,211
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	212,000	209,540
Murray Street Investment Trust I (Capital Markets)		4.647%	03/09/2017	292,000	293,521
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	355,000	366,981
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	4.875%	04/15/2045	162,000	128,387
Raymond James Financial, Inc. (Capital Markets)		5.625%	04/01/2024	371,000	412,680
Raymond James Financial, Inc. (Capital Markets)		3.625%	09/15/2026	51,000	49,663
Scottrade Financial Services, Inc. (Capital Markets)	(b)	6.125%	07/11/2021	54,000	61,002
TD Ameritrade Holding Corp. (Capital Markets)		3.625%	04/01/2025	286,000	289,982
TD Ameritrade Holding Corp. (Capital Markets)		2.950%	04/01/2022	203,000	205,321
Ally Financial, Inc. (Consumer Finance)		8.000%	12/31/2018	65,000	70,931
Discover Financial Services (Consumer Finance)		3.950%	11/06/2024	165,000	163,326
Discover Financial Services (Consumer Finance)		3.750%	03/04/2025	228,000	222,624
Synchrony Financial (Consumer Finance)		3.000%	08/15/2019	146,000	147,828
Synchrony Financial (Consumer Finance)		4.500%	07/23/2025	247,000	253,391
Synchrony Financial (Consumer Finance)		2.600%	01/15/2019	11,000	11,052
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	40,000	39,683
International Lease Finance Corp. (Diversified Financial Svs.)		8.750%	03/15/2017	119,000	120,636
LeasePlan Corp. NV (Diversified Financial Svs.)	(b)	2.500%	05/16/2018	352,000	352,460
Voya Financial, Inc. (Diversified Financial Svs.)	(c)	5.650%	05/15/2053	136,000	133,960
CNO Financial Group, Inc. (Insurance)		4.500%	05/30/2020	49,000	50,225

					9,852,316

HEALTH CARE – 1.2%
AbbVie, Inc. (Biotechnology)		3.200%	05/14/2026	346,000	328,715
Shire Acquisitions Investments Ireland DAC (Biotechnology)		2.400%	09/23/2021	141,000	136,076

109	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
Shire Acquisitions Investments Ireland DAC (Biotechnology)		2.875%	09/23/2023	$188,000	$178,477
Shire Acquisitions Investments Ireland DAC (Biotechnology)		3.200%	09/23/2026	188,000	175,438
Becton Dickinson and Co. (Health Care Equip. & Supplies)		1.800%	12/15/2017	165,000	165,364
Aetna, Inc. (Health Care Providers & Svs.)		2.400%	06/15/2021	142,000	141,230
Aetna, Inc. (Health Care Providers & Svs.)		2.800%	06/15/2023	105,000	103,310
Aetna, Inc. (Health Care Providers & Svs.)		3.200%	06/15/2026	425,000	419,819
Express Scripts Holding Co. (Health Care Providers & Svs.)		4.500%	02/25/2026	196,000	201,508
HCA, Inc. (Health Care Providers & Svs.)		3.750%	03/15/2019	149,000	153,097
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	29,000	29,072
Universal Health Services, Inc. (Health Care Providers & Svs.)	(b)	4.750%	08/01/2022	199,000	201,488
Universal Health Services, Inc. (Health Care Providers & Svs.)	(b)	5.000%	06/01/2026	136,000	132,600
Life Technologies Corp. (Life Sciences Tools & Svs.)		6.000%	03/01/2020	180,000	195,968
Actavis Funding SCS (Pharmaceuticals)		3.000%	03/12/2020	422,000	427,641
Perrigo Finance Unlimited Co. (Pharmaceuticals)		3.900%	12/15/2024	241,000	235,629

					3,225,432

INDUSTRIALS – 0.7%
Arconic, Inc. (Aerospace & Defense)		5.125%	10/01/2024	28,000	28,700
L3 Technologies, Inc. (Aerospace & Defense)		3.850%	12/15/2026	35,000	34,738
Southwest Airlines Co. (Airlines)		5.125%	03/01/2017	105,000	105,609
Masco Corp. (Building Products)		3.500%	04/01/2021	127,000	127,318
Masco Corp. (Building Products)		4.375%	04/01/2026	20,000	20,341
Owens Corning (Building Products)		4.200%	12/01/2024	127,000	129,937
Owens Corning (Building Products)		3.400%	08/15/2026	40,000	37,941
Cintas Corp. No. 2 (Commercial Svs. & Supplies)		4.300%	06/01/2021	44,000	46,658
CNH Industrial Capital LLC (Machinery)		3.625%	04/15/2018	156,000	157,950
Xylem, Inc. (Machinery)		3.250%	11/01/2026	54,000	52,357
Verisk Analytics, Inc. (Professional Svs.)		5.800%	05/01/2021	202,000	224,579
Verisk Analytics, Inc. (Professional Svs.)		4.875%	01/15/2019	76,000	79,646
Verisk Analytics, Inc. (Professional Svs.)		4.125%	09/12/2022	165,000	171,727
Verisk Analytics, Inc. (Professional Svs.)		5.500%	06/15/2045	199,000	211,242
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	3.375%	03/15/2018	204,000	207,546
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	4.250%	01/17/2023	161,000	167,052
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	2.500%	06/15/2019	53,000	53,115

					1,856,456

INFORMATION TECHNOLOGY – 1.0%
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)		4.750%	12/01/2024	249,000	251,863
Fidelity National Information Services, Inc. (IT Svs.)		5.000%	03/15/2022	17,000	17,469
Fidelity National Information Services, Inc. (IT Svs.)		3.625%	10/15/2020	130,000	134,486
Fidelity National Information Services, Inc. (IT Svs.)		4.500%	10/15/2022	161,000	171,660
Fidelity National Information Services, Inc. (IT Svs.)		3.000%	08/15/2026	201,000	188,736
Total System Services, Inc. (IT Svs.)		4.800%	04/01/2026	404,000	434,736
Total System Services, Inc. (IT Svs.)		3.800%	04/01/2021	111,000	114,474
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	4.125%	06/01/2021	242,000	249,865
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	3.875%	09/01/2022	241,000	244,012
TSMC Global Ltd. (Semiconductors & Equip.)	(b)	1.625%	04/03/2018	438,000	436,230
Cadence Design Systems, Inc. (Software)		4.375%	10/15/2024	224,000	219,379
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.750%	01/01/2025	278,000	264,849
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		5.750%	12/01/2034	58,000	49,445
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	06/01/2027	38,000	34,198

					2,811,402

MATERIALS – 0.5%
Ashland, Inc. (Chemicals)		3.875%	04/15/2018	121,000	124,176
Martin Marietta Materials, Inc. (Construction Materials)		4.250%	07/02/2024	95,000	96,412
Vulcan Materials Co. (Construction Materials)		7.000%	06/15/2018	125,000	133,438
Vulcan Materials Co. (Construction Materials)		7.500%	06/15/2021	82,000	96,555
Vulcan Materials Co. (Construction Materials)		4.500%	04/01/2025	200,000	209,000
Ball Corp. (Containers & Packaging)		4.375%	12/15/2020	154,000	160,930
ArcelorMittal (Metals & Mining)		7.250%	02/25/2022	14,000	15,785
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	116,000	116,594
Steel Dynamics, Inc. (Metals & Mining)	(b)	5.000%	12/15/2026	19,000	18,929
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	99,000	100,086
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.600%	03/01/2025	333,000	336,382

					1,408,287

REAL ESTATE – 1.1%
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)		4.600%	04/01/2022	230,000	243,092
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)		2.750%	01/15/2020	140,000	139,591

110	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
REAL ESTATE (continued)
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)		4.500%	07/30/2029	$190,000	$189,776
American Tower Corp. (Equity Real Estate Investment Trusts)		3.500%	01/31/2023	41,000	41,081
American Tower Corp. (Equity Real Estate Investment Trusts)		3.450%	09/15/2021	22,000	22,264
American Tower Corp. (Equity Real Estate Investment Trusts)		3.300%	02/15/2021	249,000	251,634
American Tower Corp. (Equity Real Estate Investment Trusts)		4.400%	02/15/2026	139,000	141,848
American Tower Corp. (Equity Real Estate Investment Trusts)		3.375%	10/15/2026	263,000	248,607
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		5.250%	01/15/2023	184,000	198,030
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		4.875%	04/15/2022	317,000	337,542
Post Apartment Homes LP (Equity Real Estate Investment Trusts)		4.750%	10/15/2017	46,000	46,703
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)		6.750%	12/15/2021	61,000	68,211
SL Green Realty Corp. (Equity Real Estate Investment Trusts)		7.750%	03/15/2020	237,000	267,394
SL Green Realty Corp. (Equity Real Estate Investment Trusts)		5.000%	08/15/2018	85,000	88,513
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		4.400%	11/15/2022	197,000	202,910
Kennedy-Wilson, Inc. (Real Estate Mgmt. & Development)		5.875%	04/01/2024	497,000	506,319

					2,993,515

TELECOMMUNICATION SERVICES – 0.5%
BellSouth, LLC (Diversified Telecom. Svs.)	(b)	4.400%	04/26/2017	884,000	893,061
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.125%	08/15/2046	93,000	83,997
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.625%	08/15/2026	455,000	418,213
Verizon Communications, Inc. (Diversified Telecom. Svs.)		1.750%	08/15/2021	78,000	74,755

					1,470,026

UTILITIES – 0.5%
Duke Energy Corp. (Electric Utilities)		1.800%	09/01/2021	81,000	77,954
Duke Energy Corp. (Electric Utilities)		2.650%	09/01/2026	120,000	111,828
IPALCO Enterprises, Inc. (Electric Utilities)		5.000%	05/01/2018	109,000	112,543
PPL WEM Holdings Ltd. (Electric Utilities)	(b)	5.375%	05/01/2021	182,000	196,227
Southern Co. / The (Electric Utilities)		2.350%	07/01/2021	327,000	321,082
Southern Co. / The (Electric Utilities)		2.950%	07/01/2023	172,000	169,545
Southern Co. / The (Electric Utilities)		3.250%	07/01/2026	327,000	317,778
Dominion Resources, Inc. (Multi-Utilities)		2.000%	08/15/2021	24,000	23,253
Dominion Resources, Inc. (Multi-Utilities)		2.850%	08/15/2026	40,000	37,393

					1,367,603

Total Corporate Bonds (Cost $37,164,198)					$36,821,218

Preferred Securities – 0.8%			Rate	Quantity	Value
FINANCIALS – 0.7%
Bank of America Corp. DR (Banks)	(c)		6.300%	111,000	$115,995
Citigroup Capital XIII (Banks)	(c)		QL + 637	13,029	336,409
Wells Fargo & Co. DR (Banks)	(c)		5.875%	148,000	155,385
Charles Schwab Corp. Series A / The (Capital Markets)	(c)		7.000%	202,000	229,775
Charles Schwab Corp. / The (Capital Markets)	(c)		4.625%	120,000	112,800
Goldman Sachs Capital I (Capital Markets)			6.345%	410,000	486,803
Morgan Stanley DR (Capital Markets)	(c)		7.125%	2,324	65,374
Morgan Stanley DR (Capital Markets)	(c)		6.875%	2,209	59,731
Discover Financial Services (Consumer Finance)			6.500%	9,502	244,012

					1,806,284

INDUSTRIALS – 0.1%
General Electric Co. (Industrial Conglomerates)	(c)		5.000%	285,000	295,744
General Electric Co. (Industrial Conglomerates)			4.700%	364	8,940

					304,684

Total Preferred Securities (Cost $2,115,444)					$2,110,968

Master Limited Partnerships – 0.8%				Shares	Value
FINANCIALS – 0.8%
Blackstone Group LP / The (Capital Markets)				76,900	$2,078,607

Total Master Limited Partnerships (Cost $2,166,914)					$2,078,607

Asset-Backed / Mortgage-Backed Securities – 1.9%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.7%
Applebee’s Funding LLC / IHOP Funding LLC 2014-1 A2	(b)	4.277%	09/05/2044	$7,000	$6,919
CKE Restaurant Holdings, Inc. 2013-1A A2	(b)	4.474%	03/20/2043	874,856	863,452
Cosmopolitan Hotel Trust 2016-COSMO B	(b)	2.804%	11/15/2033	42,000	42,211
Cosmopolitan Hotel Trust 2016-COSMO D	(b)	4.204%	11/15/2033	56,000	56,316
Cosmopolitan Hotel Trust 2016-COSMO E	(b)	5.354%	11/15/2033	82,000	82,538

111	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Domino’s Pizza Master Issuer LLC 2012-1A A2	(b)	5.216%	01/25/2042	$165,870	$169,181
Domino’s Pizza Master Issuer LLC 2015-1A A2I	(b)	3.484%	10/25/2045	122,760	121,483
Hilton U.S.A. Trust 2013-HLT DFX	(b)	4.407%	11/05/2030	771	767
Hilton U.S.A. Trust 2013-HLT EFX	(b)	4.453%	11/05/2030	150,000	150,196
Taco Bell Funding, LLC 2016-1A A2I	(b)	3.832%	05/25/2046	132,668	133,148
Wendys Funding LLC 2015-1A A2I	(b)	3.371%	06/15/2045	169,850	169,591

					1,795,802

FINANCIALS – 1.2%
American Tower Trust I 13 1A	(b)	1.551%	03/15/2018	60,000	59,946
AmeriCredit Automobile Receivables 2016-1 D		3.590%	02/08/2022	81,000	82,405
AmeriCredit Automobile Receivables Trust 2012-4 E	(b)	3.820%	02/10/2020	145,000	145,507
AmeriCredit Automobile Receivables Trust 2015-2 D		3.000%	06/08/2021	20,000	20,223
AmeriCredit Automobile Receivables Trust 2015-3 D		3.340%	08/08/2021	383,000	388,047
AmeriCredit Automobile Receivables Trust 2016-2 D		3.650%	05/09/2022	63,000	64,165
Banc of America Commercial Mortgage Trust 2007-3 AJ		5.548%	06/10/2049	276,468	280,137
COBALT CMBS Commercial Mortgage Trust 2007-C2		5.568%	04/15/2047	26,539	26,564
COMM 2007-C9 Mortgage Trust AJ		5.650%	12/10/2049	10,000	10,177
Core Industrial Trust 2015-TEXW D	(b)	3.849%	02/10/2034	227,272	228,001
Core Industrial Trust 2015-TEXW E	(b)	3.849%	02/10/2034	100,000	96,708
GAHR Commericial Mortgage Trust 2015-NRF DFX	(b)	3.382%	12/15/2034	10,000	9,939
GCCFC Commercial Mortgage Trust 2007-GG11 AM		5.867%	12/10/2049	25,000	25,549
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI	(b)	3.554%	10/05/2031	26,000	26,182
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI	(b)	4.009%	10/05/2031	40,000	39,762
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP B	(b)	3.454%	07/15/2036	150,000	150,934
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP D	(b)	5.204%	07/15/2036	100,000	100,625
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES E	(b)	3.621%	09/05/2032	44,000	42,550
LB-UBS Commercial Mortgage Trust 2006-C1 AJ		5.276%	02/15/2041	161,001	161,009
LB-UBS Commercial Mortgage Trust 2007-C1 AJ		5.484%	02/15/2040	255,067	255,290
LB-UBS Commercial Mortgage Trust 2007-C7 AJ		6.245%	09/15/2045	43,782	44,143
OSCAR US Funding Trust V 2016-2A3	(b)	2.730%	12/15/2020	40,000	39,543
OSCAR US Funding Trust V 2016-2A4	(b)	2.990%	12/15/2023	40,000	39,205
Santander Drive Auto Receivables Trust 2015-1 D		3.240%	04/15/2021	341,000	344,988
Santander Drive Auto Receivables Trust 2015-4 D		3.530%	08/16/2021	53,000	53,871
Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AM		5.383%	12/15/2043	46,628	46,638
Wachovia Bank Commercial Mortgage Trust Series 2007-C31 AJ		5.660%	04/15/2047	121,647	122,726
Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ		5.969%	02/15/2051	217,430	217,996
Wachovia Bank Commercial Mortgage Trust Series 2007-C34 AJ		5.942%	05/15/2046	33,843	33,921
Wells Fargo Commercial Mortgage Trust 2014-TISH WTS1	(b)	2.954%	02/15/2027	212,000	212,609

					3,369,360

Total Asset-Backed / Mortgage-Backed Securities (Cost $5,204,770)					$5,165,162

U.S. Treasury Obligations – 7.9%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(f)	0.609%	06/22/2017	$1,334,000	$1,330,130
U.S. Treasury Bill	(f)	0.474%	03/16/2017	1,630,000	1,628,386
U.S. Treasury Bill	(f)	0.749%	11/09/2017	6,882,000	6,834,783
U.S. Treasury Inflation Indexed Note	(e)	0.125%	07/15/2026	1,357,333	1,312,335
U.S. Treasury Note	(d)	2.250%	11/15/2024	1,865,000	1,851,095
U.S. Treasury Note		2.875%	11/15/2046	463,000	445,913
U.S. Treasury Note		2.000%	02/15/2025	81,000	78,727
U.S. Treasury Note		2.250%	11/15/2025	713,000	702,834
U.S. Treasury Note		0.750%	09/30/2018	2,984,000	2,963,327
U.S. Treasury Note		1.250%	10/31/2021	1,207,000	1,169,249
U.S. Treasury Note		0.750%	10/31/2018	1,184,000	1,175,268
U.S. Treasury Note		1.000%	11/15/2019	1,189,000	1,174,124
U.S. Treasury Note		1.000%	11/30/2018	714,000	711,566

Total U.S. Treasury Obligations (Cost $21,484,490)					$21,377,737

U.S. Government Agency Mortgage-Backed Securities – 6.8%		Rate	Maturity	Face Amount	Value
Fannie Mae Pool		4.500%	01/01/2041	$90,166	$98,314
Fannie Mae Pool		6.000%	08/01/2022	30,444	32,561
Fannie Mae Pool		3.500%	04/01/2044	6,044	6,229
Fannie Mae Pool		5.500%	05/01/2041	5,588	6,237
Fannie Mae Pool		4.000%	04/01/2034	21,077	22,380
Fannie Mae Pool		4.000%	06/01/2044	155,454	164,868
Fannie Mae Pool		4.500%	08/01/2044	65,602	71,593
Fannie Mae Pool		3.500%	10/01/2029	23,722	24,937

112	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool	4.000%	09/01/2029	$215,073	$227,147
Fannie Mae Pool	4.500%	10/01/2044	41,186	44,672
Fannie Mae Pool	4.500%	03/01/2043	182,083	201,247
Fannie Mae Pool	5.000%	07/01/2044	212,606	236,929
Fannie Mae Pool	5.500%	07/01/2041	32,225	35,957
Fannie Mae Pool	4.500%	05/01/2045	126,627	138,512
Fannie Mae Pool	3.500%	02/01/2045	46,852	48,295
Fannie Mae Pool	3.500%	05/01/2033	344,970	358,127
Fannie Mae Pool	4.500%	03/01/2045	71,817	77,898
Fannie Mae Pool	4.500%	08/01/2042	412,642	447,049
Fannie Mae Pool	4.500%	11/01/2041	262,890	286,717
Fannie Mae Pool	4.500%	05/01/2045	149,241	162,657
Fannie Mae Pool	4.500%	11/01/2042	31,600	34,236
Fannie Mae Pool	4.000%	01/01/2046	93,580	99,109
Fannie Mae Pool	4.000%	12/01/2045	84,255	89,456
Fannie Mae Pool	5.500%	02/01/2042	126,056	140,478
Fannie Mae Pool	5.500%	06/01/2041	31,345	35,501
Fannie Mae Pool	4.500%	06/01/2045	158,526	173,221
Fannie Mae Pool	4.000%	10/01/2045	469,168	496,651
Fannie Mae Pool	4.500%	10/01/2045	324,446	357,703
Fannie Mae Pool	5.500%	05/01/2044	87,625	97,754
Fannie Mae Pool	4.500%	09/01/2045	882,575	957,376
Fannie Mae Pool	4.000%	07/01/2029	43,328	45,743
Fannie Mae Pool	4.500%	02/01/2046	174,751	190,546
Fannie Mae Pool	4.000%	04/01/2046	119,264	126,766
Fannie Mae Pool	4.000%	03/01/2029	46,996	49,842
Fannie Mae Pool	4.000%	05/01/2046	144,741	153,341
Fannie Mae Pool	4.000%	06/01/2046	102,299	108,538
Fannie Mae Pool	3.500%	07/01/2046	259,153	266,919
Fannie Mae Pool	4.000%	06/01/2042	14,006	14,848
Fannie Mae Pool	4.000%	09/01/2042	8,010	8,493
Fannie Mae Pool	4.000%	12/01/2042	4,970	5,265
Fannie Mae Pool	3.500%	02/01/2043	56,443	58,174
Fannie Mae Pool	4.000%	07/01/2044	43,796	46,521
Fannie Mae Pool	4.500%	10/01/2044	49,387	53,828
Fannie Mae Pool	4.000%	05/01/2045	66,306	70,399
Fannie Mae Pool	3.500%	01/01/2046	222,119	228,748
Fannie Mae Pool	3.500%	01/01/2046	219,876	226,439
Fannie Mae Pool	4.500%	02/01/2046	73,924	80,299
Fannie Mae Pool	4.500%	04/01/2046	114,453	125,529
Fannie Mae Pool	4.500%	07/01/2046	188,096	203,994
Fannie Mae Pool	3.500%	07/01/2046	261,055	268,491
Fannie Mae Pool	3.500%	08/01/2046	759,563	779,712
Fannie Mae Pool	4.000%	06/01/2029	5,408	5,739
Fannie Mae Pool	4.000%	08/01/2044	27,936	29,676
Fannie Mae Pool	3.500%	07/01/2042	31,665	32,637
Fannie Mae Pool	3.500%	01/01/2043	36,954	38,088
Fannie Mae Pool	3.500%	02/01/2043	37,554	38,709
Fannie Mae Pool	4.000%	07/01/2042	101,846	107,945
Fannie Mae Pool	4.000%	08/01/2042	6,222	6,595
Fannie Mae Pool	4.000%	08/01/2043	20,499	21,738
Fannie Mae Pool	5.500%	04/01/2040	229,237	255,636
Freddie Mac Gold Pool	8.000%	04/01/2032	21,704	27,409
Freddie Mac Gold Pool	4.000%	08/01/2044	74,496	78,870
Freddie Mac Gold Pool	5.000%	03/01/2042	220,727	245,287
Freddie Mac Gold Pool	5.500%	08/01/2041	115,434	132,534
Freddie Mac Gold Pool	5.500%	08/01/2041	314,096	356,578
Freddie Mac Gold Pool	5.000%	07/01/2044	529,020	586,749
Freddie Mac Gold Pool	3.500%	07/01/2029	75,793	79,219
Freddie Mac Gold Pool	3.500%	09/01/2029	343,969	359,550
Freddie Mac Gold Pool	4.500%	05/01/2044	168,941	183,467
Freddie Mac Gold Pool	3.500%	02/01/2044	17,250	17,759
Freddie Mac Gold Pool	4.500%	06/01/2045	105,887	115,868
Freddie Mac Gold Pool	4.500%	10/01/2045	992,146	1,078,925
Freddie Mac Gold Pool	4.500%	02/01/2046	895,937	980,588
Freddie Mac Gold Pool	4.500%	02/01/2046	82,337	89,321
Freddie Mac Gold Pool	4.500%	05/01/2046	743,994	811,066
Freddie Mac Gold Pool	3.500%	07/01/2046	520,165	535,019
Ginnie Mae I Pool	4.500%	05/15/2041	78,850	88,985
Ginnie Mae I Pool	4.000%	03/15/2045	950,353	1,016,745

113	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Ginnie Mae I Pool	5.000%	06/15/2044	$66,193	$73,829
Ginnie Mae I Pool	5.000%	06/15/2044	35,679	39,858
Ginnie Mae I Pool	4.500%	05/15/2044	22,794	24,964
Ginnie Mae I Pool	4.000%	01/15/2045	373,457	399,077
Ginnie Mae I Pool	5.500%	02/15/2039	34,317	38,670
Ginnie Mae I Pool	7.500%	08/15/2033	46,051	53,774
Ginnie Mae I Pool	5.000%	07/15/2044	28,625	31,909
Ginnie Mae I Pool	4.000%	07/15/2046	223,648	242,305
Ginnie Mae I Pool	4.500%	08/15/2046	586,632	642,604
Ginnie Mae I Pool	4.000%	04/15/2045	148,160	160,972
Ginnie Mae I Pool	5.000%	01/15/2040	209,527	230,556
Ginnie Mae I Pool	5.000%	05/15/2040	116,634	129,930
Ginnie Mae II Pool	5.500%	05/20/2042	6,530	7,237
Ginnie Mae II Pool	5.000%	12/20/2044	350,323	394,458
Ginnie Mae II Pool	5.000%	09/20/2045	79,196	89,261
Ginnie Mae II Pool	4.000%	10/20/2045	220,454	237,614
Ginnie Mae II Pool	5.500%	11/20/2037	4,417	4,935

Total U.S. Government Agency Mortgage-Backed Securities (Cost $18,701,207)				$18,408,901

Purchased Options – 6.9%		Expiration	Exercise Price	Contracts(g)	Value
S&P 500 Index Call Option		December 2018	$2,050.00	10	$313,700
S&P 500 Index Call Option		December 2018	$2,100.00	57	1,606,260
S&P 500 Index Call Option		December 2018	$2,150.00	62	1,558,680
S&P 500 Index Call Option		December 2018	$2,200.00	116	2,576,360
S&P 500 Index Call Option		December 2018	$2,300.00	10	168,600
S&P 500 Index Put Option		December 2018	$2,050.00	10	157,600
S&P 500 Index Put Option		December 2018	$2,100.00	57	991,800
S&P 500 Index Put Option		December 2018	$2,150.00	62	1,189,780
S&P 500 Index Put Option		December 2018	$2,200.00	116	2,448,760
S&P 500 Index Put Option		December 2018	$2,300.00	10	254,500
SPDR S&P 500 ETF Trust Call Option		December 2018	$200.00	94	330,786
SPDR S&P 500 ETF Trust Call Option		December 2018	$205.00	264	840,312
SPDR S&P 500 ETF Trust Call Option		December 2018	$210.00	569	1,638,720
SPDR S&P 500 ETF Trust Call Option		December 2018	$215.00	187	478,720
SPDR S&P 500 ETF Trust Call Option		December 2018	$220.00	120	273,240
SPDR S&P 500 ETF Trust Call Option		December 2018	$225.00	122	247,416
SPDR S&P 500 ETF Trust Call Option		December 2018	$230.00	239	411,558
SPDR S&P 500 ETF Trust Call Option		December 2018	$240.00	50	64,750
SPDR S&P 500 ETF Trust Put Option		December 2018	$200.00	94	142,222
SPDR S&P 500 ETF Trust Put Option		December 2018	$205.00	264	432,696
SPDR S&P 500 ETF Trust Put Option		December 2018	$210.00	569	1,034,442
SPDR S&P 500 ETF Trust Put Option		December 2018	$215.00	187	372,130
SPDR S&P 500 ETF Trust Put Option		December 2018	$220.00	120	262,560
SPDR S&P 500 ETF Trust Put Option		December 2018	$225.00	122	294,020
SPDR S&P 500 ETF Trust Put Option		December 2018	$230.00	239	628,570
SPDR S&P 500 ETF Trust Put Option		December 2018	$240.00	50	156,150

Total Purchased Options (Cost $19,557,003)					$18,874,332

Money Market Funds – 10.7%				Shares	Value
State Street Institutional Treasury Plus Money Market Fund Institutional Class				10,834,046	$10,834,046
State Street Institutional U.S. Government Money Market Fund Institutional Class				18,247,726	18,247,726

Total Money Market Funds (Cost $29,081,772)					$29,081,772

Total Investments – 99.8% (Cost $263,448,192)	(h)				$271,549,957
Other Assets in Excess of Liabilities – 0.2%	(d)				531,631

Net Assets – 100.0%					$272,081,588

Percentages are stated as a percent of net assets.

Abbreviations:

QL: Quarterly U.S. LIBOR Rate, 0.998% on 12/31/2016

DR: Depository Receipt

114	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2016

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2016, the value of these securities totaled $10,235,816, or 3.8% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at December 31, 2016.

(d)	Security is fully or partially pledged, in addition to $1,627,580 of cash, as collateral for the following futures contracts outstanding at December 31, 2016:

Type	Description	Expiration	Number of contracts	Contract at value	Initial contract amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini S&P 500 Contracts (United States)	March 17, 2017	280	$ 31,306,800	$31,565,653	$(258,853)	$—
Long	10-Year U.S. Treasury Note Contracts (United States)	March 22, 2017	1,214	150,877,438	151,548,422	(670,984)	—

				$182,184,238	$183,114,075	$(929,837)	$—

(e)	Principal amount of security is adjusted for inflation.

(f)	Rate represents effective yield as of 12/31/2016.

(g)	100 shares per contract.

(h)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2016

	Equity Portfolio	Bond Portfolio	Omni Portfolio	Capital Appreciation Portfolio	International Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio	Small Cap Growth Portfolio
Assets:
Investments in securities, at value*	$581,909,962	$156,992,877	$57,770,130	$186,865,843	$139,389,150	$66,666,422	$49,708,682	$232,430,521
Cash	—	19,539	2,171	—	33,123	—	—	—
Cash subject to usage restrictions	—	—	—	—	432,549	—	—	—
Foreign currencies, at value**	—	—	—	—	19,518	114,792	—	—
Receivable for securities sold	—	—	916,193	8,766,570	4,512,597	86,155	—	334,244
Receivable for fund shares sold	178,807	343,994	8,954	73,142	14,141	20,921	192,654	94,885
Dividends and accrued interest receivable	296,505	1,462,115	141,241	198,552	182,936	68,706	19,674	87,155
Foreign tax reclaim receivable	—	—	—	44,187	232,789	28,588	2,132	7,961
Prepaid expenses and other assets	12,887	3,112	1,355	6,987	3,516	1,624	1,301	5,749

Total assets	582,398,161	158,821,637	58,840,044	195,955,281	144,820,319	66,987,208	49,924,443	232,960,515

Liabilities:
Payable for securities purchased	—	—	859,087	—	3,096,468	110,715	—	—
Payable for fund shares redeemed	178,508	27,730	52,610	101,304	53,135	114,882	12,613	478,848
Payable for investment management services	377,108	75,113	29,652	129,639	100,301	56,121	34,556	155,160
Accrued custody expense	1,289	459	1,012	1,051	12,433	6,928	714	2,923
Accrued professional fees	7,881	7,408	7,277	7,430	7,388	7,291	7,275	7,488
Accrued accounting fees	6,312	3,498	2,212	2,491	3,809	2,729	1,025	3,113
Accrued printing and filing fees	11,373	3,017	1,125	3,810	2,719	1,277	969	4,514
Other fees payable	1,584	1,552	1,556	1,557	1,542	1,542	1,557	1,563
Withholding tax payable	—	—	—	—	17,615	12,733	—	—

Total liabilities	584,055	118,777	954,531	247,282	3,295,410	314,218	58,709	653,609

Net assets	$581,814,106	$158,702,860	$57,885,513	$195,707,999	$141,524,909	$66,672,990	$49,865,734	$232,306,906

Net assets consist of:
Par value, $1 per share	$16,121,294	$9,594,186	$2,149,706	$5,190,542	$11,907,317	$2,405,325	$3,193,957	$8,728,741
Paid-in capital in excess of par value	499,969,321	148,642,768	50,759,219	163,350,550	202,541,768	59,338,158	37,281,579	192,671,067
Accumulated net realized gain (loss) on investments	11,353,750	(6,647,725)	(516,434)	2,461,283	(75,700,118)	804,555	3,563,933	4,398,796
Net unrealized appreciation (depreciation) on:
Investments	48,844,519	1,752,967	4,944,667	20,333,103	2,899,026	3,624,940	5,826,469	26,758,123
Futures contracts	—	—	—	—	61,320	—	—	—
Other foreign currency related transactions	—	—	—	(4,172)	(23,211)	(11,487)	(204)	(922)
Undistributed net investment income (loss)	5,525,222	5,360,664	548,355	4,376,693	(161,193)	511,499	—	(248,899)

Net assets	$581,814,106	$158,702,860	$57,885,513	$195,707,999	$141,524,909	$66,672,990	$49,865,734	$232,306,906

* Investments in securities, at cost	$533,065,443	$155,239,910	$52,825,463	$166,532,740	$136,490,124	$63,041,482	$43,882,213	$205,672,398

** Foreign currencies, at cost	$—	$—	$—	$—	$21,103	$115,531	$—	$—

Shares outstanding	16,121,294	9,594,186	2,149,706	5,190,542	11,907,317	2,405,325	3,193,957	8,728,741

Authorized Fund shares allocated to Portfolio	35,000,000	30,000,000	15,000,000	25,000,000	90,000,000	32,000,000	24,000,000	30,000,000

Net asset value per share	$36.09	$16.54	$26.93	$37.70	$11.89	$27.72	$15.61	$26.61

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2016

	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	ClearBridge Small Cap Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio	Bryton Growth Portfolio
Assets:
Investments in securities, at value*	$70,354,060	$840,873,492	$473,727,240	$308,761,887	$267,661,886	$158,204,782	$207,177,622	$93,500,367
Cash	—	4,285	—	—	—	—	—	—
Cash subject to usage restrictions	—	705,812	—	—	—	121,709	—	—
Receivable for securities sold	—	9,952	—	—	8,921,576	—	5,877,870	2,514,350
Receivable for fund shares sold	36,586	868,226	241,769	346,651	166,390	133,604	71,038	12,571
Dividends and accrued interest receivable	18,398	1,049,126	1,892,512	5,008,671	611,404	57,937	121,267	35,201
Foreign tax reclaim receivable	—	—	110,927	177	—	—	—	—
Prepaid expenses and other assets	1,791	16,359	10,333	5,552	4,879	3,610	5,278	3,025

Total assets	70,410,835	843,527,252	475,982,781	314,122,938	277,366,135	158,521,642	213,253,075	96,065,514

Liabilities:
Cash overdraft	—	—	—	—	—	—	1,610,455	890,463
Payable for securities purchased	—	—	—	—	1,009,788	1,988,383	3,504,229	483,209
Payable for fund shares redeemed	148,322	604,071	111,988	163,328	430,804	410,601	61,952	19,854
Payable for investment management services	51,410	242,582	283,804	177,318	191,844	50,630	134,956	70,557
Accrued custody expense	1,360	5,326	3,537	1,366	927	1,514	1,625	1,854
Accrued professional fees	7,297	8,417	8,524	7,590	7,495	7,386	7,458	7,323
Accrued accounting fees	1,263	9,565	5,425	8,331	3,058	2,090	2,617	1,460
Accrued printing and filing fees	1,372	16,340	9,093	5,985	5,288	3,060	4,096	1,879
Other fees payable	1,553	1,555	1,549	1,552	1,551	1,545	1,542	1,542
Withholding tax payable	—	—	37,585	—	1,314	—	—	—

Total liabilities	212,577	887,856	461,505	365,470	1,652,069	2,465,209	5,328,930	1,478,141

Net assets	$70,198,258	$842,639,396	$475,521,276	$313,757,468	$275,714,066	$156,056,433	$207,924,145	$94,587,373

Net assets consist of:
Par value, $1 per share	$2,311,405	$34,648,718	$30,483,119	$17,330,087	$5,383,464	$12,397,019	$8,656,856	$4,615,945
Paid-in capital in excess of par value	60,743,957	618,902,458	389,249,753	289,447,332	231,720,615	80,340,303	171,749,762	98,096,921
Accumulated net realized gain (loss) on investments	(531,490)	3,787,510	26,332,398	(6,392,501)	9,360,350	2,984,902	1,843,653	(9,794,806)
Net unrealized appreciation (depreciation) on:
Investments	7,674,386	176,151,172	18,314,404	867,009	28,154,341	59,181,497	24,629,858	1,669,313
Futures contracts	—	(111,259)	—	—	—	(15,361)	—	—
Foreign currency related transactions	—	—	(14,919)	—	—	—	—	—
Undistributed net investment income (loss)	—	9,260,797	11,156,521	12,505,541	1,095,296	1,168,073	1,044,016	—

Net assets	$70,198,258	$842,639,396	$475,521,276	$313,757,468	$275,714,066	$156,056,433	$207,924,145	$94,587,373

* Investments in securities, at cost	$62,679,674	$664,722,320	$455,412,836	$307,894,878	$239,507,545	$99,023,285	$182,547,764	$91,831,054

Shares outstanding	2,311,405	34,648,718	30,483,119	17,330,087	5,383,464	12,397,019	8,656,856	4,615,945

Authorized Fund shares allocated to Portfolio	21,000,000	90,000,000	75,000,000	45,000,000	15,000,000	50,000,000	23,000,000	15,000,000

Net asset value per share	$30.37	$24.32	$15.60	$18.10	$51.21	$12.59	$24.02	$20.49

The accompanying notes are an integral part of these financial statements.

117

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2016

	Balanced Portfolio	S&P MidCap 400® Index Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio
Assets:
Investments in securities, at value*	$946,405,125	$50,889,091	$117,035,914	$271,549,957
Cash	—	—	—	—
Cash subject to usage restrictions	—	44,608	—	1,920,310
Receivable for securities sold	5,351,924	20,041	3,896,720	446,562
Receivable for fund shares sold	232,677	117,755	17,266	148,356
Dividends and accrued interest receivable	3,547,731	64,080	66,330	835,922
Foreign tax reclaim receivable	—	14,137	—	—
Prepaid expenses and other assets	22,955	1,092	2,920	6,004

Total assets	955,560,412	51,150,804	121,019,150	274,907,111

Liabilities:
Cash overdraft	—	—	23,732	—
Options written, at value**	300,000	—	—	—
Payable for securities purchased	2,314,896	3,015,012	3,282,971	2,544,054
Payable for fund shares redeemed	335,991	216,076	61,086	48,509
Payable for investment management services	475,363	19,388	79,336	205,124
Accrued custody expense	2,717	363	1,035	4,711
Accrued professional fees	8,343	7,263	7,354	7,511
Accrued accounting fees	11,129	1,046	1,687	8,882
Accrued printing and filing fees	18,476	876	2,301	5,190
Other fees payable	1,542	1,542	1,542	1,542

Total liabilities	3,468,457	3,261,566	3,461,044	2,825,523

Net assets	$952,091,955	$47,889,238	$117,558,106	$272,081,588

Net assets consist of:
Par value, $1 per share	$47,934,290	$3,166,440	$6,304,523	$24,603,094
Paid-in capital in excess of par value	865,042,606	44,551,227	94,423,532	240,377,692
Accumulated net realized gain (loss) on investments	4,216,464	7,261	3,307,289	(2,345,567)
Net unrealized appreciation (depreciation) on:
Investments	17,783,611	(389,733)	13,098,230	8,101,765
Futures contracts	—	(6,833)	—	(929,837)
Written options	259,478	—	—	—
Undistributed net investment income	16,855,506	560,876	424,532	2,274,441

Net assets	$952,091,955	$47,889,238	$117,558,106	$272,081,588

* Investments in securities, at cost	$928,621,514	$51,278,824	$103,937,684	$263,448,192

** Premiums received on options written	$559,478	$—	$—	$—

Shares outstanding	47,934,290	3,166,440	6,304,523	24,603,094

Authorized Fund shares allocated to Portfolio	90,000,000	30,000,000	30,000,000	85,000,000

Net asset value per share	$19.86	$15.12	$18.65	$11.06

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2016

	Equity Portfolio	Bond Portfolio	Omni Portfolio	Capital Appreciation Portfolio	International Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio	Small Cap Growth Portfolio
Investment income:
Interest	$—	$6,403,001	$451,664	$—	$1,745	$—	$1,328	$6,816
Dividends, net of taxes withheld*	9,897,385	8,148	500,596	7,344,020	3,819,072	1,456,360	445,145	2,069,432

Total investment income	9,897,385	6,411,149	952,260	7,344,020	3,820,817	1,456,360	446,473	2,076,248

Expenses:
Management fees	4,026,797	905,985	303,184	2,742,202	1,228,524	683,766	415,015	1,799,564
Custodian fees	16,180	6,507	13,243	15,697	130,855	61,685	6,447	25,156
Directors’ fees	65,695	19,851	6,251	45,020	17,875	8,319	6,432	28,270
Professional fees	50,716	27,938	21,283	42,018	27,102	22,182	21,047	32,146
Accounting fees	78,697	44,964	25,812	57,474	48,921	30,930	12,208	40,560
Administration fees	19,484	16,566	15,841	18,179	17,781	17,257	15,877	17,191
Printing and filing fees	32,400	9,210	3,148	20,707	8,621	3,754	2,957	14,591
Compliance expense	12,800	12,800	12,800	12,800	12,800	12,800	12,800	12,800
Other	27,119	6,664	2,343	19,440	17,027	3,983	2,429	11,508

Total expenses	4,329,888	1,050,485	403,905	2,973,537	1,509,506	844,676	495,212	1,981,786

Net investment income (loss)	5,567,497	5,360,664	548,355	4,370,483	2,311,311	611,684	(48,739)	94,462

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	13,905,247	1,222,360	102,741	3,961,345	556,771	1,021,312	3,612,771	4,425,167
Futures contracts	—	—	—	—	18,478	(135,475)	—	—
Foreign currency contracts	—	—	—	—	(3,494,571)	538,435	—	—
Other foreign currency related transactions	—	—	—	6,210	10,938	(68,624)	(99)	91
Change in unrealized appreciation/depreciation on:
Investments	45,292,838	5,678,977	4,237,353	29,931,259	(7,383,314)	(7,478,438)	(1,590,796)	9,943,926
Futures contracts	—	—	—	—	185,635	20,803	—	—
Foreign currency contracts	—	—	—	—	146,527	(463,110)	—	—
Other foreign currency related transactions	—	—	—	(1,389)	(12,771)	16,361	(9)	(731)

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	59,198,085	6,901,337	4,340,094	33,897,425	(9,972,307)	(6,548,736)	2,021,867	14,368,453

Change in net assets from operations	$64,765,582	$12,262,001	$4,888,449	$38,267,908	$(7,660,996)	$(5,937,052)	$1,973,128	$14,462,915

* Taxes withheld	$—	$—	$108	$133,749	$657,869	$151,234	$1,756	$14,842

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2016

	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	ClearBridge Small Cap Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio	Bryton Growth Portfolio
Investment income:
Interest	$—	$34	$(102)	$14,055,020	$29	$—	$—	$—
Dividends, net of taxes withheld*	506,733	11,665,428	14,508,015	233,196	2,418,932	1,838,282	2,790,232	421,058

Total investment income	506,733	11,665,462	14,507,913	14,288,216	2,418,961	1,838,282	2,790,232	421,058

Expenses:
Management fees	625,925	1,807,112	2,606,560	1,561,985	1,101,586	537,112	1,580,643	1,145,396
Custodian fees	11,914	51,027	30,970	13,738	7,961	14,477	17,617	19,689
Directors’ fees	9,124	63,098	44,684	27,449	15,693	17,035	26,206	17,121
Professional fees	22,457	47,909	41,011	31,066	24,834	26,404	32,816	28,099
Accounting fees	16,193	91,065	56,903	102,735	23,338	26,154	34,434	24,843
Administration fees	15,981	18,805	17,908	16,918	16,222	16,321	16,800	16,356
Printing and filing fees	4,240	47,723	23,245	14,584	9,060	13,174	14,333	9,903
Compliance expense	12,800	12,800	12,800	12,800	12,800	12,800	12,800	12,800
Other	3,728	21,666	20,392	8,902	5,658	6,732	10,568	7,367

Total expenses	722,362	2,161,205	2,854,473	1,790,177	1,217,152	670,209	1,746,217	1,281,574

Net investment income (loss)	(215,629)	9,504,257	11,653,440	12,498,039	1,201,809	1,168,073	1,044,015	(860,516)

Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(338,817)	6,144,103	26,104,367	(5,416,854)	9,259,292	3,272,536	5,891,996	(7,638,999)
Futures contracts	—	1,002,249	—	—	—	231,557	—	—
Foreign currency related transactions	—	—	(126,209)	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	1,686,385	44,724,764	(5,904,739)	20,481,746	27,407,702	4,709,024	16,891,694	15,613,273
Futures contracts	—	(111,259)	—	—	—	(15,361)	—	—
Foreign currency related transactions	—	—	3,439	—	—	—	—	—

Net realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	1,347,568	51,759,857	20,076,858	15,064,892	36,666,994	8,197,756	22,783,690	7,974,274

Change in net assets from operations	$1,131,939	$61,264,114	$31,730,298	$27,562,931	$37,868,803	$9,365,829	$23,827,705	$7,113,758

* Taxes withheld	$—	$—	$230,838	$—	$6,771	$200	$609	$—

The accompanying notes are an integral part of these financial statements.

120

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2016

	Balanced Portfolio	S&P MidCap 400® Index Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio
Investment income:
Interest	$11,722,785	$593	$—	$2,019,515
Dividends, net of taxes withheld**	12,699,292	889,607	1,455,262	2,499,602

Total investment income	24,422,077	890,200	1,455,262	4,519,117

Expenses:
Management fees	5,332,276	258,497	914,852	1,916,753
Custodian fees	34,853	6,218	11,684	63,280
Directors’ fees	111,976	5,390	14,403	26,181
Professional fees	74,280	22,719	26,027	30,388
Accounting fees	143,362	13,453	21,236	102,970
Administration fees	21,886	15,623	16,136	16,782
Printing and filing fees	53,228	5,026	7,910	14,358
Compliance expense	12,800	12,800	12,800	12,800
Other	42,798	7,554	5,682	11,295

Total expenses	5,827,459	347,280	1,030,730	2,194,807

Net investment income	18,594,618	542,920	424,532	2,324,310

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	3,263,023	3,363,562	4,713,343	(2,394,139)
Futures contracts	—	1,442	—	2,542,092
Foreign currency related transactions	(792)	—	—	1,339
Written options	(1,483,675)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	22,284,171	(24,791)	3,610,910	6,453,741
Futures contracts	—	(6,833)	—	(1,021,264)
Foreign currency related transactions	815	—	—	—
Written options	86,793	—	—	—

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency related transactions, and written options	24,150,335	3,333,380	8,324,253	5,581,769

Change in net assets from operations	$42,744,953	$3,876,300	$8,748,785	$7,906,079

* Taxes withheld	$35,405	$37,962	$213	$—

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Bond Portfolio		Omni Portfolio		Capital Appreciation Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in net assets:
Operations:
Net investment income	$5,567,497	$3,617,256	$5,360,664	$5,610,400	$548,355	$569,257	$4,370,483	$3,834,325
Net realized gain on investments and foreign currency related transactions	13,905,247	45,846,599	1,222,360	2,188,579	102,741	2,180,458	3,967,555	36,847,325
Change in unrealized appreciation/depreciation on investments	45,292,838	(62,046,849)	5,678,977	(11,088,723)	4,237,353	(2,270,120)	29,929,870	(46,512,351)

Change in net assets from operations	64,765,582	(12,582,994)	12,262,001	(3,289,744)	4,888,449	479,595	38,267,908	(5,830,701)

Distributions to shareholders:
Distributions from net investment income	—	(3,223,171)	—	—	—	(478,871)	—	(3,261,845)

Capital transactions:
Received from shares sold	74,625,434	130,000,804	43,120,961	45,521,831	22,508,648	22,103,189	26,186,350	63,158,311
Received from dividends reinvested	—	3,223,171	—	—	—	478,871	—	3,261,845
Paid for shares redeemed	(92,865,870)	(100,864,266)	(50,720,513)	(46,855,502)	(18,210,716)	(11,080,234)	(299,174,418)	(76,313,498)

Change in net assets from capital transactions	(18,240,436)	32,359,709	(7,599,552)	(1,333,671)	4,297,932	11,501,826	(272,988,068)	(9,893,342)

Change in net assets	46,525,146	16,553,544	4,662,449	(4,623,415)	9,186,381	11,502,550	(234,720,160)	(18,985,888)
Net assets:
Beginning of year	535,288,960	518,735,416	154,040,411	158,663,826	48,699,132	37,196,582	430,428,159	449,414,047

End of year	$581,814,106	$535,288,960	$158,702,860	$154,040,411	$57,885,513	$48,699,132	$195,707,999	$430,428,159

Undistributed net investment income	$5,525,222	$262,107	$5,360,664	$5,611,400	$548,355	$90,386	$4,376,693	$558,115

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		International Small-Mid Company Portfolio		Aggressive Growth Portfolio		Small Cap Growth Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$2,311,311	$2,095,825	$611,684	$93,533	$(48,739)	$(43,862)	$94,462	$(275,332)
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(2,908,384)	(6,614,913)	1,355,648	6,012,979	3,612,672	4,256,416	4,425,258	6,834,479
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(7,063,923)	4,449,966	(7,904,384)	(46,294)	(1,590,805)	(157,349)	9,943,195	(5,327,297)

Change in net assets from operations	(7,660,996)	(69,122)	(5,937,052)	6,060,218	1,973,128	4,055,205	14,462,915	1,231,850

Capital transactions:
Received from shares sold	18,416,529	18,999,736	15,529,970	27,350,020	17,503,430	19,273,663	35,048,894	80,445,971
Received from dividends reinvested	—	—	—	—	—	—	—	—
Paid for shares redeemed	(28,208,183)	(34,323,447)	(21,246,851)	(22,637,681)	(20,962,621)	(11,902,340)	(55,439,909)	(55,586,735)

Change in net assets from capital transactions	(9,791,654)	(15,323,711)	(5,716,881)	4,712,339	(3,459,191)	7,371,323	(20,391,015)	24,859,236

Change in net assets	(17,452,650)	(15,392,833)	(11,653,933)	10,772,557	(1,486,063)	11,426,528	(5,928,100)	26,091,086
Net assets:
Beginning of year	158,977,559	174,370,392	78,326,923	67,554,366	51,351,797	39,925,269	238,235,006	212,143,920

End of year	$141,524,909	$158,977,559	$66,672,990	$78,326,923	$49,865,734	$51,351,797	$232,306,906	$238,235,006

Undistributed net investment income (loss)	$(161,193)	$4,103,561	$511,499	$52,535	$—	$—	$(248,899)	$(179,440)

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio		Strategic Value Portfolio		High Income Bond Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(215,629)	$(181,194)	$9,504,257	$6,969,435	$11,653,440	$11,456,581	$12,498,039	$12,384,157
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(338,817)	6,123,950	7,146,352	7,650,057	25,978,158	6,865,294	(5,416,854)	(949,435)
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	1,686,385	(10,394,162)	44,613,505	(9,995,310)	(5,901,300)	(5,120,840)	20,481,746	(17,429,312)

Change in net assets from operations	1,131,939	(4,451,406)	61,264,114	4,624,182	31,730,298	13,201,035	27,562,931	(5,994,590)

Distributions to shareholders:
Distributions from net investment income	—	—	—	(5,803,104)	—	(9,545,259)	—	—

Capital transactions:
Received from shares sold	11,015,154	15,062,479	481,935,063	121,420,565	230,579,093	40,593,584	145,585,402	30,680,501
Received from dividends reinvested	—	—	—	5,803,104	—	9,545,259	—	—
Paid for shares redeemed	(20,652,206)	(18,579,706)	(111,283,422)	(103,525,243)	(96,596,881)	(76,596,758)	(53,611,878)	(60,565,349)

Change in net assets from capital transactions	(9,637,052)	(3,517,227)	370,651,641	23,698,426	133,982,212	(26,457,915)	91,973,524	(29,884,848)

Change in net assets	(8,505,113)	(7,968,633)	431,915,755	22,519,504	165,712,510	(22,802,139)	119,536,455	(35,879,438)
Net assets:
Beginning of year	78,703,371	86,672,004	410,723,641	388,204,137	309,808,766	332,610,905	194,221,013	230,100,451

End of year	$70,198,258	$78,703,371	$842,639,396	$410,723,641	$475,521,276	$309,808,766	$313,757,468	$194,221,013

Undistributed net investment income (loss)	$—	$—	$9,260,797	$1,078,220	$11,156,521	$1,516,899	$12,505,541	$12,417,675

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ClearBridge Small Cap Portfolio		Nasdaq-100® Index Portfolio		Bristol Portfolio		Bryton Growth Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$1,201,809	$(234,376)	$1,168,073	$1,035,803	$1,044,015	$1,286,447	$(860,516)	$(928,394)
Net realized gain (loss) on investments and futures contracts	9,259,292	13,222,203	3,504,093	3,980,078	5,891,996	22,223,785	(7,638,999)	20,443,670
Change in unrealized appreciation/depreciation on investments and futures contracts	27,407,702	(14,029,088)	4,693,663	6,340,633	16,891,694	(13,681,233)	15,613,273	(24,955,849)

Change in net assets from operations	37,868,803	(1,041,261)	9,365,829	11,356,514	23,827,705	9,828,999	7,113,758	(5,440,573)

Distributions to shareholders:
Distributions from net investment income	—	—	—	(890,078)	—	(1,143,905)	—	—

Capital transactions:
Received from shares sold	176,227,241	40,142,976	62,657,502	45,816,486	17,790,000	24,394,898	23,716,928	33,757,924
Received from dividends reinvested	—	—	—	890,078	—	1,143,905	—	—
Paid for shares redeemed	(32,385,445)	(20,589,393)	(54,533,803)	(40,292,164)	(52,376,277)	(47,557,762)	(98,411,908)	(45,234,692)

Change in net assets from capital transactions	143,841,796	19,553,583	8,123,699	6,414,400	(34,586,277)	(22,018,959)	(74,694,980)	(11,476,768)

Change in net assets	181,710,599	18,512,322	17,489,528	16,880,836	(10,758,572)	(13,333,865)	(67,581,222)	(16,917,341)
Net assets:
Beginning of year	94,003,467	75,491,145	138,566,905	121,686,069	218,682,717	232,016,582	162,168,595	179,085,936

End of year	$275,714,066	$94,003,467	$156,056,433	$138,566,905	$207,924,145	$218,682,717	$94,587,373	$162,168,595

Undistributed net investment income (loss)	$1,095,296	$—	$1,168,073	$145,725	$1,044,016	$142,542	$—	$—

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Balanced Portfolio		S&P MidCap 400® Index Portfolio		Bristol Growth Portfolio		Risk Managed Balanced Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in net assets:
Operations:
Net investment income	$18,594,618	$13,669,039	$542,920	$802,799	$424,532	$536,338	$2,324,310	$669,425
Net realized gain (loss) on investments, futures contracts, foreign currency related transactions, and written options	1,778,556	29,262,363	3,365,004	2,814,877	4,713,343	10,012,228	149,292	(2,218,021)
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency related transactions, and written options	22,371,779	(32,385,091)	(31,624)	(5,122,274)	3,610,910	(3,703,251)	5,432,477	799,826

Change in net assets from operations	42,744,953	10,546,311	3,876,300	(1,504,598)	8,748,785	6,845,315	7,906,079	(748,770)

Distributions to shareholders:
Distributions from net investment income	—	(11,143,284)	—	(711,595)	—	(495,776)	—	(376,684)

Capital transactions:
Received from shares sold	178,836,349	192,294,038	5,426,998	3,534,416	13,636,740	40,862,885	145,512,489	140,396,888
Received from dividends reinvested	—	11,143,284	—	711,595	—	495,776	—	376,684
Paid for shares redeemed	(134,411,384)	(171,051,951)	(7,686,316)	(10,899,471)	(21,052,560)	(55,536,366)	(35,661,000)	(19,130,791)

Change in net assets from capital transactions	44,424,965	32,385,371	(2,259,318)	(6,653,460)	(7,415,820)	(14,177,705)	109,851,489	121,642,781

Change in net assets	87,169,918	31,788,398	1,616,982	(8,869,653)	1,332,965	(7,828,166)	117,757,568	120,517,327
Net assets:
Beginning of year	864,922,037	833,133,639	46,272,256	55,141,909	116,225,141	124,053,307	154,324,020	33,806,693

End of year	$952,091,955	$864,922,037	$47,889,238	$46,272,256	$117,558,106	$116,225,141	$272,081,588	$154,324,020

Undistributed net investment income	$16,855,506	$2,451,767	$560,876	$91,204	$424,532	$40,562	$2,274,441	$264,931

The accompanying notes are an integral part of these financial statements.

126

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio					Bond Portfolio
	Years Ended December 31,					Years Ended December 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of year	$32.02	$33.44	$29.41	$21.54	$18.88	$15.33	$15.65	$14.78	$15.07	$14.05
Operations:
Net investment income	0.35	0.21	0.12	0.27	0.35	0.59	0.56	0.50	0.56	0.51
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	3.72	(1.44)	4.02	7.84	2.61	0.62	(0.88)	0.37	(0.85)	0.51

Total from operations	4.07	(1.23)	4.14	8.11	2.96	1.21	(0.32)	0.87	(0.29)	1.02

Distributions:
Distributions from net investment income	—	(0.19)	(0.11)	(0.24)	(0.30)	—	—	—	—	—

Net asset value, end of year	$36.09	$32.02	$33.44	$29.41	$21.54	$16.54	$15.33	$15.65	$14.78	$15.07

Total return	12.71%	–3.69%	14.07%	37.69%	15.69%	7.89%	–2.04%	5.89%	–1.92%	7.26%
Ratios and supplemental data:
Net assets at end of year (in millions)	$581.8	$535.3	$518.7	$221.4	$186.5	$158.7	$154.0	$158.7	$151.6	$172.2
Ratios to average net assets:
Expenses	0.82%	0.81%	0.83%	0.87%	0.89%	0.65%	0.64%	0.64%	0.66%	0.66%
Net investment income	1.05%	0.69%	0.69%	0.98%	1.55%	3.33%	3.46%	3.34%	3.34%	3.41%
Portfolio turnover rate	47%	47%	46%	43%	48%	88%	93%	35%	15%	18%

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.

Financial Highlights

	Omni Portfolio					Capital Appreciation Portfolio
	Years Ended December 31,					Years Ended December 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of year	$24.43	$24.15	$21.74	$16.82	$15.21	$32.88	$33.82	$31.24	$23.32	$19.95
Operations:
Net investment income	0.25	0.28	0.26	0.24	0.26	0.91	0.29	0.08	0.13	0.15
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.25	0.24	2.37	4.89	1.57	3.91	(0.98)	2.59	7.91	3.36

Total from operations	2.50	0.52	2.63	5.13	1.83	4.82	(0.69)	2.67	8.04	3.51

Distributions:
Distributions from net investment income	—	(0.24)	(0.22)	(0.21)	(0.22)	—	(0.25)	(0.09)	(0.12)	(0.14)

Net asset value, end of year	$26.93	$24.43	$24.15	$21.74	$16.82	$37.70	$32.88	$33.82	$31.24	$23.32

Total return	10.23%	2.15%	12.12%	30.53%	12.04%	14.66%	–2.05%	8.54%	34.51%	17.59%
Ratios and supplemental data:
Net assets at end of year (in millions)	$57.9	$48.7	$37.2	$37.9	$33.2	$195.7	$430.4	$449.4	$138.0	$115.7
Ratios to average net assets:
Expenses	0.80%	0.77%	0.77%	0.79%	0.81%	0.82%	0.80%	0.83%	0.88%	0.90%
Net investment income	1.09%	1.23%	1.06%	1.17%	1.49%	1.21%	0.86%	0.56%	0.45%	0.66%
Portfolio turnover rate	194%	186%	198%	210%	179%	55%	69%	67%	49%	39%

The accompanying notes are an integral part of these financial statements.

128

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio						International Small-Mid Company Portfolio
	Years Ended December 31,						Years Ended December 31,
	2016	2015		2014	2013	2012	2016	2015		2014	2013	2012
Selected per-share data:
Net asset value, beginning of year	$12.50	$12.55		$13.85	$12.41	$10.32	$29.98	$27.39		$30.03	$23.52	$19.17
Operations:
Net investment income	0.22	0.19		0.18	0.23	0.20	0.26	0.03		0.12	0.12	0.17
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(0.83)	(0.24)		(1.48)	1.21	1.89	(2.52)	2.56		(2.76)	6.39	4.18

Total from operations	(0.61)	(0.05)		(1.30)	1.44	2.09	(2.26)	2.59		(2.64)	6.51	4.35

Net asset value, end of year	$11.89	$12.50		$12.55	$13.85	$12.41	$27.72	$29.98		$27.39	$30.03	$23.52

Total return	–4.88%	–0.40	% (a)	–9.39%	11.60%	20.25%	–7.54%	9.46	% (a)	–8.79%	27.68%	22.69%
Ratios and supplemental data:
Net assets at end of year (in millions)	$141.5	$159.0		$174.4	$189.4	$180.3	$66.7	$78.3		$67.6	$77.0	$64.5
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.02%	1.00%		0.84%	0.75%	1.02%	1.24%	1.23%		1.18%	1.19%	1.21%
Net investment income	1.57%	1.21%		1.43%	1.52%	1.65%	0.89%	0.12%		0.38%	0.40%	0.64%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.02%	1.00%		1.00%	1.01%	1.02%	1.24%	1.23%		1.18%	1.19%	1.21%
Portfolio turnover rate	69%	72%		95%	53%	61%	51%	58%		65%	51%	55%

(a)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

The accompanying notes are an integral part of these financial statements.

129

Ohio National Fund, Inc.

Financial Highlights

	Aggressive Growth Portfolio					Small Cap Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2016	2015	2014	2013	2012	2016	2015		2014	2013		2012
Selected per-share data:
Net asset value, beginning of year	$15.09	$13.70	$12.50	$9.51	$7.74	$25.01	$25.07		$22.65	$15.59		$13.21
Operations:
Net investment income (loss)	(0.02)	(0.01)	(0.03)	(0.02)	0.03	0.01	(0.03)		(0.05)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.54	1.40	1.23	3.01	1.74	1.59	(0.03)		2.47	7.09		2.41

Total from operations	0.52	1.39	1.20	2.99	1.77	1.60	(0.06)		2.42	7.06		2.38

Net asset value, end of year	$15.61	$15.09	$13.70	$12.50	$9.51	$26.61	$25.01		$25.07	$22.65		$15.59

Total return	3.45%	10.15%	9.60%	31.44%	22.87%	6.40%	–0.24	% (a)	10.64%	45.29%		18.02%
Ratios and supplemental data:
Net assets at end of year (in millions)	$49.9	$51.4	$39.9	$39.4	$33.1	$232.3	$238.2		$212.1	$109.5		$35.0
Ratios to average net assets:
Expenses	0.95%	0.93%	0.94%	0.97%	0.99%	0.86%	0.85%		0.89%	1.04%		1.10%
Net investment income (loss)	–0.09%	–0.10%	–0.23%	–0.25%	0.34%	0.04%	–0.12%		–0.31%	–0.29%		–0.20%
Portfolio turnover rate	63%	60%	55%	60%	17%	25%	37%		58%	69	% (b)	65%

(a)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

(b)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 146%.

The accompanying notes are an integral part of these financial statements.

130

Ohio National Fund, Inc.

Financial Highlights

	Mid Cap Opportunity Portfolio						S&P 500® Index Portfolio
	Years Ended December 31,						Years Ended December 31,
	2016	2015		2014	2013	2012	2016	2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of year	$29.90	$31.49		$28.24	$21.32	$17.81	$21.82	$21.93	$19.63	$15.08	$13.25
Operations:
Net investment income (loss)	(0.09)	(0.07)		(0.05)	(0.07)	(0.02)	0.25	0.37	0.32	0.26	0.26
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	0.56	(1.52)		3.30	6.99	3.53	2.25	(0.17)	2.25	4.52	1.78

Total from operations	0.47	(1.59)		3.25	6.92	3.51	2.50	0.20	2.57	4.78	2.04

Distributions:
Distributions from net investment income	—	—		—	—	—	—	(0.31)	(0.27)	(0.23)	(0.21)

Net asset value, end of year	$30.37	$29.90		$31.49	$28.24	$21.32	$24.32	$21.82	$21.93	$19.63	$15.08

Total return	1.57%	–5.05	% (a)	11.51%	32.46%	19.71%	11.46%	0.91%	13.11%	31.74%	15.40%
Ratios and supplemental data:
Net assets at end of year (in millions)	$70.2	$78.7		$86.7	$83.0	$67.1	$842.6	$410.7	$388.2	$314.9	$207.8
Ratios to average net assets:
Expenses	0.98%	0.94%		0.94%	0.96%	0.98%	0.42%	0.41%	0.43%	0.45%	0.48%
Net investment income (loss)	–0.29%	–0.21%		–0.18%	–0.28%	–0.09%	1.84%	1.72%	1.64%	1.68%	1.87%
Portfolio turnover rate	61%	59%		61%	44%	45%	8%	14%	11%	15%	7%

(a)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

The accompanying notes are an integral part of these financial statements.

131

Ohio National Fund, Inc.

Financial Highlights

	Strategic Value Portfolio					High Income Bond Portfolio
	Years Ended December 31,					Years Ended December 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of year	$14.07	$13.92	$13.09	$11.09	$10.50	$15.82	$16.32	$15.88	$14.83	$12.97
Operations:
Net investment income	0.36	0.53	0.93	0.35	0.13	0.43	1.18	1.57	1.10	0.99
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.17	0.06	0.68	1.97	0.63	1.85	(1.68)	(1.13)	(0.05)	0.87

Total from operations	1.53	0.59	1.61	2.32	0.76	2.28	(0.50)	0.44	1.05	1.86

Distributions:
Distributions from net investment income	—	(0.44)	(0.78)	(0.32)	(0.17)	—	—	—	—	—

Net asset value, end of year	$15.60	$14.07	$13.92	$13.09	$11.09	$18.10	$15.82	$16.32	$15.88	$14.83

Total return	10.87%	4.26%	12.41%	21.00%	7.21%	14.41%	–3.06%	2.77%	7.08%	14.34%
Ratios and supplemental data:
Net assets at end of year (in millions)	$475.5	$309.8	$332.6	$397.7	$268.2	$313.8	$194.2	$230.1	$307.9	$311.9
Ratios to average net assets:
Expenses	0.78%	0.78%	0.78%	0.79%	0.82%	0.80%	0.80%	0.77%	0.77%	0.79%
Net investment income	3.19%	3.47%	5.37%	3.58%	3.84%	5.56%	5.65%	5.73%	6.36%	7.17%
Portfolio turnover rate	32%	13%	22%	22%	30%	30%	29%	33%	29%	35%

The accompanying notes are an integral part of these financial statements.

132

Ohio National Fund, Inc.

Financial Highlights

	ClearBridge Small Cap Portfolio						Nasdaq-100® Index Portfolio
	Years Ended December 31,						Years Ended December 31,
	2016	2015		2014	2013	2012	2016	2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of year	$40.00	$41.01		$40.03	$30.73	$27.00	$11.80	$10.88	$9.25	$6.85	$5.85
Operations:
Net investment income (loss)	0.22	(0.10)		(0.19)	(0.15)	(0.03)	0.09	0.09	0.12	0.07	0.06
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	10.99	(0.91)		1.17	9.45	3.76	0.70	0.91	1.62	2.39	0.99

Total from operations	11.21	(1.01)		0.98	9.30	3.73	0.79	1.00	1.74	2.46	1.05

Distributions:
Distributions from net investment income	—	—		—	—	—	—	(0.08)	(0.11)	(0.06)	(0.05)

Net asset value, end of year	$51.21	$40.00		$41.01	$40.03	$30.73	$12.59	$11.80	$10.88	$9.25	$6.85

Total return	28.03%	–2.46%		2.45%	30.26%	13.81%	6.69%	9.14%	18.77%	35.98%	17.88%
Ratios and supplemental data:
Net assets at end of year (in millions)	$275.7	$94.0		$75.5	$80.4	$55.1	$156.1	$138.6	$121.7	$95.8	$68.5
Ratios to average net assets:
Expenses	0.93%	1.01%		1.00%	1.01%	1.04%	0.48%	0.46%	0.48%	0.51%	0.53%
Net investment income (loss)	0.92%	–0.29%		–0.45%	–0.44%	–0.10%	0.84%	0.79%	1.23%	0.94%	0.98%
Portfolio turnover rate	51%	126	% (a)	44%	42%	42%	13%	19%	23%	43%	25%

(a)	Effective September 25, 2015, the sub-adviser changed from Eagle Asset Management, Inc. to ClearBridge, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2015 as compared to prior years.

The accompanying notes are an integral part of these financial statements.

133

Ohio National Fund, Inc.

Financial Highlights

	Bristol Portfolio					Bryton Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of year	$21.49	$20.75	$18.29	$13.01	$11.56	$19.60	$20.47	$19.28	$13.70	$12.31
Operations:
Net investment income (loss)	0.12	0.12	0.09	0.09	0.09	(0.19)	(0.11)	(0.09)	(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments	2.41	0.73	2.45	5.27	1.43	1.08	(0.76)	1.28	5.69	1.46

Total from operations	2.53	0.85	2.54	5.36	1.52	0.89	(0.87)	1.19	5.58	1.39

Distributions:
Distributions from net investment income	—	(0.11)	(0.08)	(0.08)	(0.07)	—	—	—	—	—

Net asset value, end of year	$24.02	$21.49	$20.75	$18.29	$13.01	$20.49	$19.60	$20.47	$19.28	$13.70

Total return	11.77%	4.08%	13.88%	41.21%	13.19%	4.54%	–4.25%	6.17%	40.73%	11.29%
Ratios and supplemental data:
Net assets at end of year (in millions)	$207.9	$218.7	$232.0	$231.5	$204.9	$94.6	$162.2	$179.1	$180.8	$157.7
Ratios to average net assets:
Expenses	0.83%	0.81%	0.81%	0.82%	0.85%	0.92%	0.88%	0.88%	0.89%	0.93%
Net investment income (loss)	0.49%	0.55%	0.42%	0.51%	0.68%	–0.62%	–0.53%	–0.45%	–0.59%	–0.57%
Portfolio turnover rate	223%	228%	239%	269%	244%	188%	169%	178%	185%	152%

The accompanying notes are an integral part of these financial statements.

134

Ohio National Fund, Inc.

Financial Highlights

	Balanced Portfolio						S&P MidCap 400® Index Portfolio
	Years Ended December 31,						Years Ended December 31,
	2016	2015	2014	2013		2012	2016		2015	2014	2013		2012
Selected per-share data:
Net asset value, beginning of year	$18.99	$18.96	$18.02	$15.76		$13.91	$13.81		$14.49	$13.70	$10.10		$8.89
Operations:
Net investment income	0.39	0.30	0.16	0.08		0.10	0.17		0.25	0.25	0.09		0.18
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency related transactions, and written options	0.48	(0.02)	0.92	2.32		1.75	1.14		(0.72)	0.77	3.61		1.17

Total from operations	0.87	0.28	1.08	2.40		1.85	1.31		(0.47)	1.02	3.70		1.35

Distributions:
Distributions from net investment income	—	(0.25)	(0.14)	(0.14)		—	—		(0.21)	(0.23)	(0.10)		(0.14)

Net asset value, end of year	$19.86	$18.99	$18.96	$18.02		$15.76	$15.12		$13.81	$14.49	$13.70		$10.10

Total return	4.58%	1.47%	5.99%	15.26%		13.30%	9.49%		–3.24%	7.44%	36.71%		15.24%
Ratios and supplemental data:
Net assets at end of year (in millions)	$952.1	$864.9	$833.1	$249.1		$77.1	$47.9		$46.3	$55.1	$53.7		$21.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.64%	0.64%	0.64%	0.75%		0.86%	0.79%		0.77%	0.77%	0.82%		0.87%
Net investment income	2.05%	1.58%	1.80%	1.45%		1.90%	1.24%		1.54%	1.77%	0.92%		1.73%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.64%	0.64%	0.68%	0.75%		0.86%	0.79%		0.77%	0.77%	0.82%		0.87%
Portfolio turnover rate	99%	92%	94%	82	% (a)	60%	179	% (c)	72%	79%	57	% (b)	70%

(a)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 89%.

(b)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 138%.

(c)	Effective December 16, 2016, the sub-adviser to the Portfolio changed from First Trust Advisors L.P. to Geode Capital Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2016 as compared to prior years.

The accompanying notes are an integral part of these financial statements.

135

Ohio National Fund, Inc.

Financial Highlights

	Bristol Growth Portfolio					Risk Managed Balanced Portfolio
	Years Ended December 31,					Year Ended December 31, 2016	Year Ended December 31, 2015	Period from May 1, 2014*** to December 31, 2014
	2016	2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of year	$17.31	$16.44	$14.72	$10.66	$9.63	$10.66	$10.83	$10.00
Operations:
Net investment income	0.07	0.08	0.06	0.06	0.06	0.09	0.03	0.03
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	1.27	0.86	1.71	4.05	1.02	0.31	(0.17)	0.80

Total from operations	1.34	0.94	1.77	4.11	1.08	0.40	(0.14)	0.83

Distributions:
Distributions from net investment income	—	(0.07)	(0.05)	(0.05)	(0.05)	—	(0.03)	—

Net asset value, end of year	$18.65	$17.31	$16.44	$14.72	$10.66	$11.06	$10.66	$10.83

Total return	7.74%	5.72%	12.01%	38.62%	11.20%	3.75%	–1.32%	8.30	%*
Ratios and supplemental data:
Net assets at end of year (in millions)	$117.6	$116.2	$124.1	$122.3	$108.0	$272.1	$154.3	$33.8
Ratios to average net assets:
Expenses	0.89%	0.86%	0.86%	0.88%	0.92%	1.03%	1.11%	1.43	%**
Net investment income	0.36%	0.43%	0.34%	0.42%	0.57%	1.09%	0.81%	0.43	%**
Portfolio turnover rate	162%	168%	192%	237%	229%	78%	71%	94	%*

*	Not annualized

**	Annualized

***	Represents date of inception and commencement of operations.

The accompanying notes are an integral part of these financial statements.

136

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2016

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

⬛	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

⬛

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

⬛	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

⬛

Capital Appreciation Portfolio — Long-term growth of capital by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

⬛	International Portfolio — Long term growth of capital by investing at least 80% of its assets in securities of foreign companies.

⬛	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of non-U.S. small and mid-cap companies.

⬛	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

⬛	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small capitalization companies.

⬛

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

⬛

S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing more than 80% of its net assets in the securities making up the S&P 500® Index.

⬛	Strategic Value Portfolio — Growth of capital and income by investing primarily in high dividend yielding, undervalued stocks with dividend growth potential.

⬛

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

⬛

ClearBridge Small Cap Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

⬛

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing more than 80% of its net assets in the common stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

⬛	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

⬛

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

⬛

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its total assets in equity securities of domestic and foreign companies of any market capitalization while maintaining a minimum of 25% of its total assets in fixed income securities.

137	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

⬛

S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio) — Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index) including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing more than 80% of its net assets in the securities in the S&P MidCap 400® Index.

⬛	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

⬛

Risk Managed Balanced Portfolio — Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 1.55 billion of its capital shares. A portion of those authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

Equity	35,000,000
Bond	30,000,000
Omni	15,000,000
Capital Appreciation	25,000,000
International	90,000,000
International Small-Mid Company	32,000,000
Aggressive Growth	24,000,000
Small Cap Growth	30,000,000
Mid Cap Opportunity	21,000,000
S&P 500® Index	90,000,000

Portfolio	Authorized Shares

Strategic Value	75,000,000
High Income Bond	45,000,000
ClearBridge Small Cap	15,000,000
Nasdaq-100® Index	50,000,000
Bristol	23,000,000
Bryton Growth	15,000,000
Balanced	90,000,000
S&P MidCap 400® Index	30,000,000
Bristol Growth	30,000,000
Risk Managed Balanced	85,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary. In its November 17, 2016 meeting, the Board authorized the issuance of 1 billion new shares, as well as the reallocation of the 550 million previously authorized shares to the amounts shown above. The remaining 700 million authorized shares have been reserved for future Portfolios of the Fund.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of Schedules of Investments in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

138	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, other than Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. The last trade or last evaluated bid may be used if an evaluated bid price is not available.

U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite basis bid price will generally be used for valuation purposes.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

139	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2016:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks**	$550,821,246	$—	$—
	Master Limited Partnerships**	5,949,928	—	—
	Money Market Funds	25,138,788	—	—

		$581,909,962	$—	$—

Bond	Corporate Bonds**	$—	$150,077,991	$—
	Asset-Backed Securities**	—	752,443	—
	U.S. Treasury Obligations	—	4,444,865	—
	Warrants**	459	—	—
	Money Market Funds	1,717,119	—	—

		$1,717,578	$155,275,299	$—

Omni	Common Stocks**	$43,895,005	$—	$—
	Corporate Bonds**	—	11,360,337	—
	Asset-Backed Securities**	—	83,605	—
	U.S. Treasury Obligations	—	1,562,776	—
	Warrants**	1,330	—	—
	Money Market Funds	867,077	—	—

		$44,763,412	$13,006,718	$—

Capital Appreciation	Common Stocks**	$182,837,044	$—	$—
	Money Market Funds	4,028,799	—	—

		$186,865,843	$—	$—

International	Common Stocks**	$14,484,000	$117,610,612	$—
	Preferred Stocks**	—	892,799	—
	Money Market Funds	6,401,739	—	—

		$20,885,739	$118,503,411	$—

	Futures contracts	$61,320	$—	$—

International Small-Mid Company	Common Stocks**	$13,944,068	$48,664,418	$—
	Closed-End Mutual Funds	254,103	—	—
	Money Market Funds	3,803,833	—	—

		$18,002,004	$48,664,418	$—

Aggressive Growth	Common Stocks**	$48,922,214	$—	$—
	Money Market Funds	786,468	—	—

		$49,708,682	$—	$—

Small Cap Growth	Common Stocks**	$218,301,574	$5,277,103	$—
	Master Limited Partnerships**	5,772,229	—	—
	Money Market Funds	3,079,615	—	—

		$227,153,418	$5,277,103	$—

140	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Mid Cap Opportunity	Common Stocks**	$68,219,938	$—	$—
	Money Market Funds	2,134,122	—	—

		$70,354,060	$—	$—

S&P 500® Index	Common Stocks**	$833,469,661	$—	$—
	Warrants**	32	—	—
	Money Market Funds	7,403,799	—	—

		$840,873,492	$—	$—

	Futures contracts	$(111,259)	$—	$—

Strategic Value	Common Stocks**	$386,388,644	$78,857,156	$—
	Money Market Funds	8,481,440	—	—

		$394,870,084	$78,857,156	$—

High Income Bond	Corporate Bonds**	$—	$289,632,019	$—
	Exchange Traded Funds	12,956,090	—	—
	Money Market Funds	6,173,778	—	—

		$19,129,868	$289,632,019	$—

ClearBridge Small Cap	Common Stocks**	$249,481,102	$—	$—
	Master Limited Partnerships**	2,428,331	—	—
	Money Market Funds	15,752,453	—	—

		$267,661,886	$—	$—

Nasdaq-100® Index	Common Stocks**	$155,414,012	$—	$—
	Money Market Funds	2,790,770	—	—

		$158,204,782	$—	$—

	Futures contracts	$(15,361)	$—	$—

Bristol	Common Stocks**	$207,177,622	$—	$—

Bryton Growth	Common Stocks**	$93,500,367	$—	$—

Balanced	Common Stocks**	$432,583,683	$—	$—
	Corporate Bonds**	—	172,901,751	—
	Preferred Securities**	22,963,349	23,180,285	—
	Asset-Backed / Mortgage-Backed Securities**	—	64,957,138	—
	U.S. Treasury Obligations	—	57,095,020	—
	Closed-End Mutual Funds	64,000,936	—	—
	Exchange Traded Funds	27,267,947	—	—
	Purchased Options	977,500	1,120,000	—
	Money Market Funds	79,357,516	—	—

		$627,150,931	$319,254,194	$—

	Written Options Outstanding	$(300,000)	$—	$—

S&P MidCap 400® Index	Common Stocks**	$47,153,584	$—	$—
	Money Market Funds	3,735,507	—	—

		$50,889,091	$—	$—

	Futures contracts	$(6,833)	$—	$—

Bristol Growth	Common Stocks**	$117,035,914	$—	$—

		$117,035,914	$—	$—

141	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Risk Managed Balanced	Common Stocks**	$137,631,260	$—	$—
	Corporate Bonds**	—	36,821,218	—
	Preferred Securities**	714,466	1,396,502	—
	Master Limited Partnerships**	2,078,607	—	—
	Asset-Backed / Mortgage-Backed Securities**	—	5,165,162	—
	U.S. Treasury Obligations	—	21,377,737	—
	U.S. Government Agency Mortgage-Backed Securities	—	18,408,901	—
	Purchased Options	2,488,786	16,385,546	—
	Money Market Funds	29,081,772	—	—

		$171,994,891	$99,555,066	$—

	Futures contracts	$(929,837)	$—	$—

**	For detailed industry descriptions, see the accompanying Schedules of Investments.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

In the International Portfolio, there was one transfer of a common stock from Level 2 pricing at December 31, 2015 to Level 1 at December 31, 2016. This security was the Portfolio’s holding of Kerry Group PLC common stock. The fair valuation service provider reported that this particular security met the minimum predictability threshold to be fair valued at December 31, 2015, whereas in the current period, the security did not meet the threshold to be fair valued. The value of this holding was $643,275 and $2,788,329 at December 31, 2016 and December 31, 2015, respectively.

In the International Small-Mid Company Portfolio, there were five transfers of common stocks from Level 1 pricing at December 31, 2015 to Level 2 at December 31, 2016. The fair valuation service provider reported that those securities did not meet the minimum predictability threshold to be fair valued at December 31, 2015, whereas in the current period, the securities met the threshold to be fair valued. These securities are detailed in the table below.

Security Name	Value at December 31, 2016	Value at December 31, 2015
Deutsche Pfandbriefbank AG	$364,413	$648,089
ABN AMRO Group NV	622,183	810,919
Intertrust NV	414,782	433,151
Link Administration Holdings Ltd.	588,734	524,347
Regina Miracle International Holdings Ltd.	273,740	425,796

Also, in the International Small-Mid Company Portfolio, there were three transfers of a common stock from Level 2 pricing at December 31, 2015 to Level 1 pricing at December 31, 2016. The fair value service provider reported that particular security met the minimum predictability threshold to be fair valued at December 31, 2015, whereas in the current period, the security did not meet the threshold to be fair valued. These securities are detailed in the table below.

Security Name	Value at December 31, 2016	Value at December 31, 2015
Infrastrutture Wireless Italiane SpA	637,231	857,794
Massimo Zanetti Beverage Group SpA	327,773	627,542
Hoist Finance AB	756,365	552,762

142	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

Below is a reconciliation that details the activity of securities in Level 3 during the year ended December 31, 2016.

High Income Bond
Beginning Balance – January 1, 2016	$8,419
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	2,369
Issuances	—
Settlements	(10,788)
Transfers out of Level 3 (due to availability of acitve market quotations or significant observable market inputs)	—
Transfers into Level 3 (due to lack of active market quotations or significant observable inputs)	—

Ending Balance – December 31, 2016	$—

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$2,369

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Bond and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are

143	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Distributions arising from net investment income and net capital gains from the Portfolios are declared and paid to shareholders periodically, as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund also fully or partially satisfies its distribution requirements by using consent dividends rather than cash distributions. The consent dividends, when authorized, become taxable to the shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Schedules of Investments. Differences between tax positions taken in a tax return and amounts recognized in the Schedules of Investments will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ Schedules of Investments.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-Port and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. The Fund’s management is currently evaluating the impact of the amendments on the Fund’s financial statements. The adoption will have no effect on the Fund’s net assets or results of operations.

144	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

Subsequent Events

At a meeting held on February 10, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved five new Portfolios of the Fund. The adviser to the Portfolios will be the same entity that serves as adviser to the other Portfolios of the Fund, which is Ohio National Investments, Inc. (“ONI”). The date of commencement for these five Portfolios will be March 1, 2017.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
ClearBridge Small Cap
0.85% of first $200 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Balanced
0.65% of first $200 million
0.60% of next $300 million
0.55% over $500 million

Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
S&P MidCap 400® Index[1]
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

145	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

Bristol Growth
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

Risk Managed Balanced
0.90% of first $500 million
0.75% over $500 million

[1]

At a meeting held on November 17, 2016, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the Target VIP Portfolio.

Effective at the end of business, December 16, 2016, Geode Capital Management, LLC replaced the Portfolio’s previous sub-adviser, First Trust Advisors L.P. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from Target VIP Portfolio to S&P MidCap 400® Index Portfolio. Also, the Board approved a revision to the Portfolio’s advisory fee schedule shown above, also effective at the end of business, December 16, 2016. Previously, the advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

0.60% of first $100 million

0.55% of next $400 million

0.50% over $500 million

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for all Portfolios of the Fund, with the exception of the Bond Portfolio, subject to the approval of the Board. ONI has entered into sub-advisory agreements with ClearBridge, LLC (“ClearBridge”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Geode Capital Management, LLC (“Geode”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), ICON Advisers, Inc. (“ICON”), and AnchorPath Financial, LLC (“AnchorPath”) to manage the investment of those Portfolios’ assets, subject to the supervision of ONI.

As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (ClearBridge)
0.40% of first $200 million
0.38% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Small Cap Growth (Janus)
0.55% of first $150 million
0.45% over $150 million
S&P 500® Index (Geode)[2,3]
0.025% of first $100 million
0.020% of next $150 million
0.015% over $250 million
High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million

Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (Goldman Sachs)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
ClearBridge Small Cap (ClearBridge)
0.55% of first $200 million
0.50% over $200 million

146	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

Nasdaq-100® Index (Geode)[2,3]
0.05% of first $100 million
0.04% of next $150 million
0.03% over $250 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
S&P MidCap 400® Index (Geode)[3]
0.039% of first $100 million
0.038% of next $150 million
0.037% of next $250 million
0.036% of next $500 million
0.035% over $1 billion
Risk Managed Balanced (Janus)
0.35% of first $500 million
0.25% over $500 million

Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
Balanced (ICON)
0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
Risk Managed Balanced (AnchorPath)
0.20% of first $500 million
0.15% over $500 million

[2]

At a meeting held on March 17, 2016, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved sub-advisory agreements between ONI and Geode for the S&P 500® Index Portfolio and the Nasdaq-100® Index Portfolio. Effective May 2, 2016, the S&P 500® Index and Nasdaq-100® Index Portfolios were sub-advised by Geode Capital Management, LLC (“Geode”). Prior to that date, the portfolio management of these two Portfolios was performed by ONI.

[3]

At a meeting held on November 17, 2016, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the Target VIP Portfolio. Effective at the end of business, December 16, 2016, Geode Capital Management, LLC (“Geode”) replaced the Portfolio’s previous sub-adviser, First Trust Advisors L.P. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from Target VIP Portfolio to S&P MidCap 400® Index Portfolio. Also, the Board approved a revision to the Portfolio’s sub-advisory fee schedule shown above, also effective at the end of business, December 16, 2016. Previously, the sub-advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

0.35% of first $500 million

0.25% over $500 million.

The sub-advisory fees on the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the year ended December 31, 2016, the minimum fee had no impact on the sub-advisory fees that were calculated based on the fee schedules indicated above.

Prior to December 30, 2016, Suffolk, the sub-adviser to the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios had an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and, until December 30, 2016, also owned 84.698% of the voting interests of Suffolk. On December 30, 2016, a Purchase and Sale Agreement was executed for the purpose of transferring ONLIC’s ownership interests to a Suffolk employee ownership group. There were no Fund liabilities payable to Suffolk at December 31, 2016, as sub-advisory fees are accrued and paid by ONI rather than the Fund.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2016.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI,

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the year ended December 31, 2016, the Fund incurred compliance expenses totaling $256,000, which is allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is compensated based on an annual retainer fee of $105,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the year ended December 31, 2016, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $576,072.

The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

(4)	Capital Share Transactions

Capital share transactions for the year ended December 31, 2016, and the year ended December 31, 2015, respectively, were as follows:

	Equity		Bond		Omni
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015
Capital shares issued on sales	2,230,233	4,185,136	2,653,292	2,899,766	907,980	881,341
Capital shares issued on reinvested dividends	—	100,661	—	—	—	19,348
Capital shares redeemed	(2,826,282)	(3,082,399)	(3,109,602)	(2,989,043)	(751,330)	(447,556)

Net increase/(decrease)	(596,049)	1,203,398	(456,310)	(89,277)	156,650	453,133

	Capital Appreciation		International		International Small-Mid Company
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015
Capital shares issued on sales	792,089	1,931,947	1,559,945	1,470,570	550,491	902,741
Capital shares issued on reinvested dividends	—	99,144	—	—	—	—
Capital shares redeemed	(8,694,235)	(2,228,176)	(2,369,033)	(2,644,069)	(757,661)	(756,199)

Net increase/(decrease)	(7,902,146)	(197,085)	(809,088)	(1,173,499)	(207,170)	146,542

	Aggressive Growth		Small Cap Growth		Mid Cap Opportunity
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015
Capital shares issued on sales	1,176,118	1,299,408	1,410,206	3,225,048	367,577	476,708
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(1,385,111)	(810,197)	(2,206,610)	(2,161,674)	(688,315)	(597,287)

Net increase/(decrease)	(208,993)	489,211	(796,404)	1,063,374	(320,738)	(120,579)

	S&P 500® Index		Strategic Value		High Income Bond
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015
Capital shares issued on sales	20,751,886	5,538,430	14,744,875	2,875,366	8,187,969	1,866,173
Capital shares issued on reinvested dividends	—	263,658	—	689,188	—	—
Capital shares redeemed	(4,923,612)	(4,681,641)	(6,274,225)	(5,446,104)	(3,137,431)	(3,682,767)

Net increase/(decrease)	15,828,274	1,120,447	8,470,650	(1,881,550)	5,050,538	(1,816,594)

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

	ClearBridge Small Cap		Nasdaq-100® Index		Bristol
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015
Capital shares issued on sales	3,777,046	999,894	5,283,661	4,028,917	828,739	1,140,805
Capital shares issued on reinvested dividends	—	—	—	73,804	—	52,545
Capital shares redeemed	(743,571)	(490,656)	(4,629,245)	(3,548,870)	(2,348,472)	(2,197,197)

Net increase/(decrease)	3,033,475	509,238	654,416	553,851	(1,519,733)	(1,003,847)

	Bryton Growth		Balanced		S&P MidCap 400® Index
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015
Capital shares issued on sales	1,339,282	1,667,540	9,384,539	9,929,846	370,339	241,439
Capital shares issued on reinvested dividends	—	—	—	583,724	—	50,539
Capital shares redeemed	(4,999,127)	(2,139,839)	(6,988,391)	(8,911,105)	(554,988)	(747,298)

Net increase/(decrease)	(3,659,845)	(472,299)	2,396,148	1,602,465	(184,649)	(455,320)

	Bristol Growth		Risk Managed Balanced
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015
Capital shares issued on sales	766,504	2,488,528	13,411,958	13,089,618
Capital shares issued on reinvested dividends	—	28,330	—	34,878
Capital shares redeemed	(1,174,726)	(3,350,039)	(3,282,546)	(1,771,547)

Net increase/(decrease)	(408,222)	(833,181)	10,129,412	11,352,949

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2016 were as follows:

	Equity	Bond	Omni	Capital Appreciation	International
Cost of purchases	$246,345,942	$97,275,514	$96,607,203	$183,561,043	$94,644,306
Proceeds from sales	$283,802,230	$103,025,457	$93,983,658	$446,742,150	$108,691,005

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
Cost of purchases	$33,250,664	$31,672,039	$55,224,576	$44,004,061	$416,862,716
Proceeds from sales	$38,235,626	$34,979,185	$71,794,391	$54,155,508	$43,010,881

	Strategic Value	High Income Bond	ClearBridge Small Cap	Nasdaq-100® Index	Bristol
Cost of purchases	$252,660,230	$167,151,649	$188,918,316	$26,863,364	$470,557,331
Proceeds from sales	$112,574,748	$64,296,763	$64,531,794	$18,290,696	$503,923,670

	Bryton Growth	Balanced	S&P MidCap 400® Index	Bristol Growth	Risk Managed Balanced
Cost of purchases	$249,742,351	$798,184,720	$77,509,165	$187,681,129	$176,515,213
Proceeds from sales	$323,433,153	$815,960,631	$79,453,282	$194,547,445	$79,975,102

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2016 were as follows:

	Bond	Omni	Balanced	Risk Managed Balanced
Cost of purchases	$42,339,150	$2,962,475	$44,547,656	$60,640,840
Proceeds from sales	$38,793,527	$1,650,136	$24,760,024	$61,364,689

149	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

(6)	Financial Instruments

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Balanced Portfolio wrote call options and purchased put options during the year ended December 31, 2016. These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio.

The Balanced Portfolio’s written call options are collateralized by cash and/or securities held by the Portfolio’s custodian under an Escrow Deposit Agreement between the custodian and the Options Clearing Corporation (“OCC”). Such collateral holdings are restricted from trading. The cash collateral or borrowings, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral under the Escrow Deposit Agreement are noted as such on the Portfolio’s Schedule of Investments.

Written and purchased options are non-income producing securities.

150	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

The number of option contracts written and the premiums received by the Balanced Portfolio for the year ended December 31, 2016 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	400	$544,685
Options written during period	2,525	3,513,128
Options exercised during period	(250)	(69,670)
Options expired during period	—	—
Options closed during period	(2,275)	(3,428,665)

Options outstanding, end of period	400	$559,478

Transactions involving purchased options by the Balanced Portfolio for the year ended December 31, 2016 were: Cost of purchases: $18.7 million, Proceeds from sales: $6.5 million.

The Risk Managed Balanced Portfolio also purchased call and put options associated with the S&P 500 Index or related exchange traded fund during the year ended December 31, 2016. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the Risk Managed Balanced Portfolio for the year ended December 31, 2016 were: Cost of purchases: $22.5 million, Proceeds from sales: $11.7 million.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to

151	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

At December 31, 2016, there were outstanding futures contracts in the Fund’s Portfolios. Details of these contracts are as follows:

International

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	IST-Borsa Istanbul BIST 30 Index Contracts (Turkey)	February 28, 2017	538	$1,468,597	$1,452,281	$16,316	$—
Long	SGX MSCI Taiwan Index Contracts (Singapore)	January 23, 2017	42	1,443,960	1,435,815	8,145	—
Long	ICE mini MSCI Emerging Markets Index Contracts (United States)	March 17, 2017	26	1,116,570	1,104,694	11,876	—
Long	ICE mini MSCI Index Contracts (United States)	March 17, 2017	47	3,937,660	3,912,677	24,983	—

				$7,966,787	$7,905,467	$61,320	$—

S&P 500® Index

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini S&P 500 Contracts (United States)	March 17, 2017	79	$8,832,990	$8,944,250	$(111,260)	$—

Nasdaq-100® Index

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini Nasdaq-100 Contracts (United States)	March 17, 2017	9	$875,520	$890,881	$(15,361)	$—

152	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

S&P MidCap 400® Index

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini S&P MidCap 400 Contracts (United States)	March 17, 2017	5	$829,550	$836,383	$(6,833)	$—

Risk Managed Balanced

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini S&P 500 Contracts (United States)	March 17, 2017	280	$31,306,800	$31,565,653	$(258,853)	$—
Long	10-Year U.S. Treasury Note Contracts (United States)	March 22, 2017	1,214	150,877,438	151,548,422	(670,984)	—

				$182,184,238	$183,114,075	$(929,837)	$—

A portion of the International Portfolio’s cash holdings, as noted on the Portfolio’s Schedule of Investments, was pledged at December 31, 2016 as collateral for the Portfolio’s contracts. These futures contracts were executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the year ended December 31, 2016. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2016. For the year ended December 31, 2016, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $48.2 million and $44.3 million, respectively.

Although there were no outstanding futures contracts in the International Small-Mid Company Portfolio at December 31, 2016, there were futures contracts that were executed in that Portfolio during the year ended December 31, 2016. Those contracts were executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. For the year ended December 31, 2016, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $0.7 million and $1.5 million, respectively.

Portions of the S&P 500® Index, Nasdaq-100® Index, and S&P MidCap 400® Index Portfolios’ cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at December 31, 2016 as collateral for the Portfolios’ futures contracts. These futures contracts were used by the Portfolios for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. There were other index futures contracts that were executed and closed in the Portfolios during the year ended December 31, 2016. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2016. For the year ended December 31, 2016, the notional values of futures contracts opened and closed prior to contract settlement date by the S&P 500® Index Portfolio were $86.5 million and $77.6 million, respectively. For the year ended December 31, 2016, the notional values of futures contracts opened and closed prior to contract settlement date by the Nasdaq-100® Index Portfolio were $31.7 million and $30.8 million, respectively. For the year ended December 31, 2016, the notional values of futures contracts opened and closed prior to contract settlement date by the S&P MidCap 400® Index Portfolio were $1.0 million and $0.2 million, respectively.

Portions of the Risk Managed Balanced Portfolio’s securities and cash holdings, as noted on the Portfolio’s Schedule of Investments, were pledged at December 31, 2016 as collateral for the Portfolio’s contracts. These futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other index futures contracts that were executed and closed in the Risk Managed Balanced Portfolio during the year ended December 31, 2016. Those contracts were

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Notes to Financial Statements (Continued)	December 31, 2016

executed for similar purposes as the contracts outstanding at December 31, 2016. For the year ended December 31, 2016, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $873.0 million and $796.6 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in non-hedging related transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

154	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although there were no foreign currency contracts in the Portfolios at December 31, 2016, the International Portfolio and International Small-Mid Company Portfolio entered into foreign currency contracts during the year in order to mitigate the effect that exchange rate volatility had on the valuation of those Portfolios’ investments that were either significantly under-weighted or over-weighted in relation to the Portfolios’ respective benchmark indices. For the year ended December 31, 2016, the notional value of foreign currency contracts executed by the International Portfolio were approximately $129.0 million for currencies bought and approximately $155.5 million for currencies sold. For the year ended December 31, 2016, the notional value of foreign currency contracts executed by the International Small-Mid Company Portfolio were approximately $40.0 million for currencies bought and approximately $40.6 million for currencies sold.

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the year ended December 31, 2016, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
International	Futures contracts	Equity price	$7,966,787	$(7,905,467)	(1)

S&P 500® Index	Futures contracts	Equity price	$8,832,990	$(8,944,250)	(1)

Nasdaq-100® Index	Futures contracts	Equity price	$875,520	$(890,881)	(1)

Balanced	Purchased options	Equity price	$2,097,500	$—	(2)

	Written options	Equity price	$—	$(300,000)	(3)

S&P MidCap 400® Index	Futures contracts	Equity price	$829,550	$(836,383)	(1)

Risk Managed Balanced	Purchased options	Equity price	$18,874,332	$—	(2)

	Futures contracts	Equity price	$182,184,238	$(183,114,075)	(1)

(1)

Net unrealized appreciation/(depreciation) on futures contracts. The amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedules of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities as Variation margin receivable or payable on futures contracts.

(2)	Investments in securities, at value.
(3)	Options written, at value.

155	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Foreign currency contracts	Currency exchange rate	$(3,494,571)	$185,635	(1), (2)

	Futures contracts	Equity price	$18,478	$146,527	(3), (4)

International Small-Mid Company	Foreign currency contracts	Currency exchange rate	$538,435	$20,803	(1), (2)

	Futures contracts	Equity price	$(135,475)	$(463,110)	(3), (4)

S&P 500® Index	Futures contracts	Equity price	$1,002,249	$(111,260)	(3), (4)

Nasdaq-100® Index	Futures contracts	Equity price	$231,557	$(15,361)	(3), (4)

Balanced	Purchased options	Equity price	$(8,821,969)	$(3,362,313)	(5), (6)

	Written options	Equity price	$(1,483,675)	$86,793	(7), (8)

S&P MidCap 400® Index	Futures contracts	Equity price	$1,442	$(6,833)	(3), (4)

Risk Managed Balanced	Futures contracts	Equity price	$2,542,092	$(1,021,264)	(3), (4)

	Purchased options	Equity price	$(2,080,837)	$(18,950)	(5), (6)

(1)	Net realized gain (loss) on foreign currency contracts.
(2)	Change in unrealized appreciation/(depreciation) on foreign currency contracts.
(3)	Net realized gain (loss) on futures contracts.
(4)	Change in unrealized appreciation/(depreciation) on futures contracts.
(5)	Net realized gain (loss) on investments.
(6)	Change in unrealized appreciation/(depreciation) on investments.
(7)	Net realized gain (loss) on written options.
(8)	Change in unrealized appreciation/(depreciation) on written options.

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. Under certain of the ISDA Master Agreements in place at December 31, 2016, the Portfolios are subject to master netting agreements (“MNA”) that allows for amounts owed between each Portfolio and the counterparty to their transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The MNAs do not apply to amounts owed to or from different counterparties; further, certain of the MNAs limit offsetting for forward foreign currency contracts to amounts owed in the same currency and on the same exchange date.

For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. At December 31, 2016, there were no outstanding derivative transactions that were subject to netting arrangements.

156	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

(7)	Federal Income Tax Information

At December 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Unrealized Appreciation (Depreciation) on Foreign Currency, Futures, and Written Options	Total Accumulated Earnings (Deficit)
Equity	$5,525,222	$12,719,315	$18,244,537	$—	$47,478,954	$—	$65,723,491
Bond	5,360,664	—	5,360,664	(6,647,725)	1,752,967	—	465,906
Omni	548,355	218,473	766,828	—	4,209,760	—	4,976,588
Capital Appreciation	7,765,748	—	7,765,748	—	19,405,331	(4,172)	27,166,907
International	—	—	—	(75,320,015)	2,393,004	2,835	(72,924,176)
International Small-Mid Company	639,461	970,446	1,609,907	—	3,331,087	(11,487)	4,929,507
Aggressive Growth	11,456	3,648,856	3,660,312	—	5,730,089	(203)	9,390,198
Small Cap Growth	927,285	3,658,536	4,585,821	—	26,322,196	(921)	30,907,096
Mid Cap Opportunity	—	—	—	(186,684)	7,329,579	—	7,142,895
S&P 500® Index	10,726,711	6,355,572	17,082,283	—	172,005,935	—	189,088,218
Strategic Value	13,196,817	24,415,900	37,612,717	—	18,190,606	(14,919)	55,788,404
High Income Bond	12,498,137	—	12,498,137	(6,361,501)	843,413	—	6,980,049
ClearBridge Small Cap	6,608,668	4,163,324	10,771,992	—	27,837,996	—	38,609,988
Nasdaq-100® Index	1,168,073	3,646,641	4,814,714	—	58,504,396	—	63,319,110
Bristol	2,033,047	4,897,757	6,930,804	—	20,586,722	—	27,517,526
Bryton Growth	—	—	—	(7,942,594)	(182,900)	—	(8,125,494)
Balanced	16,940,877	—	16,940,877	—	17,914,972	4,259,211	39,115,060
S&P MidCap 400® Index	560,876	—	560,876	—	(389,305)	—	171,571
Bristol Growth	1,509,892	3,499,625	5,009,517	—	11,820,534	—	16,830,051
Risk Managed Balanced	2,274,441	—	2,274,441	(3,007,302)	7,258,474	575,193	7,100,806

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

For Federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 2016 that are available to offset future realized gains, if any:

		Expiration
Portfolio	Total Loss Carryforward	2017	2018	No Expiration Short Term	No Expiration Long Term
Bond	$6,647,725	$6,647,725	$—	$—	$—
International	75,320,015	65,289,640	—	10,030,375	—
Mid Cap Opportunity	186,684	—	—	186,684	—
High Income Bond	6,361,501	—	—	116,754	6,244,747
Bryton Growth	7,942,594	—	—	—	7,942,594
Risk Managed Balanced	3,007,302	—	—	3,007,302	—

There were no cash distributions paid to shareholders for the year ended December 31, 2016, as all tax liability for the 2016 tax year is intended to be passed on to shareholders through consent dividends.

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Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

The tax characteristics of cash distributions paid to shareholders for the year ended December 31, 2015 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$3,223,171	$—	$3,223,171
Omni	478,871	—	478,871
Capital Appreciation	3,261,845	—	3,261,845
S&P 500® Index	5,803,104	—	5,803,104
Strategic Value	9,545,259	—	9,545,259
Nasdaq-100® Index	890,078	—	890,078
Bristol	1,143,905	—	1,143,905
Balanced	11,143,284	—	11,143,284
S&P MidCap 400® Index	711,595	—	711,595
Bristol Growth	495,776	—	495,776
Risk Managed Balanced	376,684	—	376,684

The cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2016 for Federal income tax purposes.

	Equity	Bond	Omni	Capital Appreciation	International	International Small-Mid Company
Gross unrealized:
Appreciation	$78,236,199	$3,458,783	$4,711,593	$24,578,419	$7,950,498	$7,293,729
Depreciation	(30,757,245)	(1,705,816)	(501,833)	(5,173,088)	(5,557,494)	(3,962,642)

Net unrealized appreciation (depreciation)	$47,478,954	$1,752,967	$4,209,760	$19,405,331	$2,393,004	$3,331,087

Aggregate cost of securities:	$534,431,008	$155,239,910	$53,560,370	$167,460,512	$136,996,146	$63,335,335

	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value	High Income Bond
Gross unrealized:
Appreciation	$6,305,039	$38,001,216	$9,175,092	$179,859,778	$34,945,457	$7,074,344
Depreciation	(574,950)	(11,679,020)	(1,845,513)	(7,853,843)	(16,754,851)	(6,230,931)

Net unrealized appreciation (depreciation)	$5,730,089	$26,322,196	$7,329,579	$172,005,935	$18,190,606	$843,413

Aggregate cost of securities:	$43,978,593	$206,108,325	$63,024,481	$668,867,557	$455,536,634	$307,918,474

	ClearBridge Small Cap	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	S&P MidCap 400® Index
Gross unrealized:
Appreciation	$33,989,508	$60,787,107	$21,906,017	$6,406,715	$48,190,774	$344,476
Depreciation	(6,151,512)	(2,282,711)	(1,319,295)	(6,589,615)	(30,275,802)	(733,781)

Net unrealized appreciation (depreciation)	$27,837,996	$58,504,396	$20,586,722	$(182,900)	$17,914,972	$(389,305)

Aggregate cost of securities:	$239,823,890	$99,700,386	$186,590,900	$93,683,267	$928,490,153	$51,278,396

	Bristol Growth	Risk Managed Balanced
Gross unrealized:
Appreciation	$13,245,662	$13,906,145
Depreciation	(1,425,128)	(6,647,671)

Net unrealized appreciation (depreciation)	$11,820,534	$7,258,474

Aggregate cost of securities:	$105,215,380	$264,291,483

158	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

During the year ended December 31, 2016, the Fund recorded classifications within the composition of net assets for permanent book/tax differences. These classifications were as follows:

	Equity	Bond	Omni	Capital Appreciation	International	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
Consent distributions
Paid in capital in excess of par value	$586,038	$5,611,400	$2,736,388	$37,409,130	$4,377,935	$6,752,291	$3,932,832	$6,684,754	$5,314,560	$9,396,379
Undistributed net investment income	(586,038)	(5,611,400)	(90,386)	(513,304)	(4,377,935)	(666,504)	—	—	—	(1,039,058)
Accumulated net realized gain (loss) on investments	—	—	(2,646,002)	(36,895,826)	—	(6,085,787)	(3,932,832)	(6,684,754)	(5,314,560)	(8,357,321)
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	—	(1,013,589)	—	—	—	(215,629)	—
Undistributed net investment income	—	—	—	—	1,013,589	—	—	—	215,629	—
Foreign currency gain/loss reclassifications
Undistributed net investment income	—	—	—	6,210	(3,483,633)	469,812	(99)	90	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(6,210)	3,483,633	(469,812)	99	(90)	—	—
Real Estate Investment Trust (REIT) reclassifications
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—
Undistributed net investment income	43,854	—	—	(44,811)	—	—	(36,624)	(30,623)	—	(224,380)
Accumulated net realized gain (loss) on investments	(43,854)	—	—	44,811	—	—	36,624	30,623	—	224,380
Reclassifications for partnership sales/basis
Paid in capital in excess of par value	—	—	—	—	—	—	—	(13,528)	—	—
Undistributed net investment income	237,802	—	—	—	—	—	—	(133,388)	—	—
Accumulated net realized gain (loss) on investments	(237,802)	—	—	—	—	—	—	146,916	—	—
Expiration of capital loss carryforwards
Paid in capital in excess of par value	—	—	—	—	(271,315)	—	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	—	271,315	—	—	—	—	—
Passive Foreign Investment Company (PFIC) reclassifications
Undistributed net investment income	—	—	—	—	271,914	43,972	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	—	(271,914)	(43,972)	—	—	—	—
Other permanent differences
Paid in capital in excess of par value	—	—	(1)	—	—	—	—	—	—	95,718
Undistributed net investment income	—	—	—	—	—	—	85,462	—	—	(58,512)
Accumulated net realized gain (loss) on investments	—	—	1	—	—	—	(85,462)	—	—	(37,206)

159	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

	Strategic Value	High Income Bond	ClearBridge Small Cap	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	S&P MidCap 400® Index	Bristol Growth	Risk Managed Balanced
Consent distributions
Paid in capital in excess of par value	$8,716,829	$12,410,271	$13,213,164	$4,120,653	$25,225,159	$20,927,010	$30,602,328	$91,204	$10,933,843	$286,710
Undistributed net investment income	(1,565,014)	(12,410,271)	—	(145,725)	(142,542)	—	(2,459,424)	(91,204)	(40,562)	(286,710)
Accumulated net realized gain (loss) on investments	(7,151,815)	—	(13,213,164)	(3,974,928)	(25,082,617)	(20,927,010)	(28,142,904)	—	(10,893,281)	—
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	—	—	(860,516)	—	—	—	—
Undistributed net investment income	—	—	—	—	—	860,516	—	—	—	—
Foreign currency gain/loss reclassifications
Undistributed net investment income	(126,209)	—	—	—	—	—	(792)	—	—	1,339
Accumulated net realized gain (loss) on investments	126,209	—	—	—	—	—	792	—	—	(1,339)
Real Estate Investment Trust (REIT) reclassifications
Paid in capital in excess of par value	—	—	10,689	—	—	—	—	—	—	—
Undistributed net investment income	(322,595)	—	(115,253)	—	—	—	(277,212)	(3,541)	—	(51,649)
Accumulated net realized gain (loss) on investments	322,595	—	104,564	—	—	—	277,212	3,541	—	51,649
Closed-End Mutual Fund reclassifications
Undistributed net investment income	—	—	—	—	—	—	(1,394,191)	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	1,394,191	—	—	—
Reclassifications for partnership sales/basis
Paid in capital in excess of par value	—	—	(9,017)	—	—	—	—	—	—	(3)
Undistributed net investment income	—	—	8,740	—	—	—	(59,649)	—	—	33,395
Accumulated net realized gain (loss) on investments	—	—	277	—	—	—	59,649	—	—	(33,392)
Expiration of capital loss carryforwards
Paid in capital in excess of par value	—	—	—	—	—	—	—	(296,262)	—	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	296,262	—	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	—	(1)	—	—	—	—	—
Undistributed net investment income	—	98	—	—	1	—	389	21,497	—	(11,175)
Accumulated net realized gain (loss) on investments	—	(98)	—	—	—	—	(389)	(21,497)	—	11,175

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Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2016

(8)	Legal Matters

Effective December 20, 2013, the assets and liabilities of the Target Equity/Income Portfolio were acquired and assumed by the S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio) in exchange for shares of the S&P MidCap 400® Index Portfolio (the “Reorganization”).

In December 2007, prior to the reorganization, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds to the Portfolio totaled $1,772,400.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. On April 9, 2014, plaintiffs filed a third amended complaint. In response, on July 30, 2014, the defendant group, including the Fund, filed an omnibus motion to dismiss. The outcome of these proceedings on the Portfolio cannot be predicted.

As a result of the aforementioned reorganization involving the Target Equity/Income Portfolio, any future claims that may result from these complaints will be assumed by the S&P MidCap 400® Index Portfolio as the Survivor Portfolio. Management of the Fund continues to assess the cases and has not yet determined the potential effect, if any, on the net asset value of the S&P MidCap 400® Index Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. On September 23, 2013, the Court granted the motion to dismiss the individual creditors’ state-law fraudulent conveyance claim. Subsequently, on January 6, 2017, the Court granted the motion to dismiss the Trustee’s actual fraudulent conveyance claim. With pending appeals, the outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

161

Ohio National Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of the Equity Portfolio, Bond Portfolio, Omni Portfolio, Capital Appreciation Portfolio, International Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Strategic Value Portfolio, High Income Bond Portfolio, ClearBridge Small Cap Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, Balanced Portfolio, S&P MidCap 400 Index Portfolio (formerly the Target VIP Portfolio), Bristol Growth Portfolio and Risk Managed Balanced Portfolio (each a Portfolio and collectively, the Portfolios of Ohio National Fund, Inc.), including the schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 21, 2017

162

Ohio National Fund, Inc.

Additional Information (Unaudited)	December 31, 2016

(1)	Review and Approval of Advisory and Sub-advisory Agreements

At a meeting held on November 17, 2016, the Board of Directors (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with ONI (the “Adviser”) and, as applicable, the sub-advisory agreement with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

With respect to the International Portfolio and International Small-Mid Company Portfolio, in the course of their deliberations at the meeting, the Directors determined to replace Federated Global as sub-adviser to the Portfolios upon the identification and approval of a new sub-adviser for each Portfolio.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios (each, a “Portfolio”). They also noted that the Adviser reports to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove a particular Portfolio from a watchlist that it maintains. Watchlist criteria include, for example: (a) Portfolio performance over various time periods; (b) Portfolio risk issues, such as changes in key personnel involved with Portfolio management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Advisory Agreement and sub-advisory agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through October 31, 2016, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “peer group”), as well as management fee peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer funds’ advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information on the services provided by the Adviser and each Sub-Adviser and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed those Portfolios that were on the watchlist.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed continuations in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each sub-advisory agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios, as well as the quality of the Adviser’s administrative and other services, including the Adviser’s role in monitoring the performance of the Sub-Advisers and the Adviser’s support to contract owners. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For each Portfolio subject to a sub-advisory agreement (all Portfolios other than the Bond Portfolio and the fixed income portion of the Omni Portfolio), the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. With the exception of the services of the respective Sub-Advisers to the International Portfolio, the International Small-Mid Company Portfolio, and the Target VIP Portfolio, it was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

163	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2016

Investment Performance

Representatives of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended October 31, 2016, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Groups excluded funds with net assets over $1 billion and all funds identified as being funds of funds. The Morningstar Peer Groups also excluded non-index funds for the S&P 500® Index Portfolio and the Nasdaq-100® Index Portfolio and excluded index funds for all other Portfolios.

In addition, the Board looked at the average net assets for each fund in the respective Morningstar Peer Group, and then compared the advisory fee that would have been paid by the Portfolio if the Portfolio had had net assets equal to the Morningstar Peer Group’s average net assets. The Board considered that comparison on an absolute and percentile ranking basis.

For all Portfolios other than the Bond Portfolio and those sub-advised by Suffolk, an affiliate of the Adviser, the Board also considered the amount of net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio. In this regard, in those cases where the Sub-Adviser provides sub-advisory services to a similar fund with an unaffiliated investment adviser, the Board reviewed a comparison of the advisory and sub-advisory fees paid by the similar fund to the fees for the Portfolio.

The Board also considered the fees paid to Sub-Advisers. With respect to the Portfolios sub-advised by Suffolk (including the equity portion of the Omni Portfolio), the Board evaluated the reasonableness of the total fees received by the Adviser. With respect to those Portfolios sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the delegation of duties between the Adviser and each Sub-Adviser and the appropriateness of the advisory fee allocation between them. The Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios and that the Adviser had always passed on the decrease by reducing its advisory fee by the same amount. Additionally, the Board considered the fees charged by the Adviser and Sub-Advisers to their separately managed institutional accounts and other accounts, and had no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and separately managed accounts.

Profitability

The Board reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser is contractually obligated to reimburse each Portfolio for certain of its expenses should they exceed a specified amount. The Directors further considered the statement of a representative of the Adviser that the profitability calculations do not account for all of the Adviser’s costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions). Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in suitably allocating the Adviser’s expenses across the Portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Sub-Adviser other than Suffolk. The Directors noted that the sub-advisory fees were paid by the Adviser and not by a Portfolio and, therefore, the Adviser was incentivized to negotiate a favorable fee. Accordingly, the cost of services provided by each unaffiliated Sub-Adviser and the profitability of the Sub-Adviser of its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in its deliberations.

In considering the reasonableness of the sub-advisory fees paid by the Adviser to Suffolk, the Directors noted that the Adviser, not the Portfolios, is responsible for paying sub-advisory fees to Suffolk and concluded, because of the affiliate relationship, that the allocation of the advisory fee between the Adviser and Suffolk was not relevant. Accordingly, the cost of services provided by Suffolk and the profitability to

164	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2016

Suffolk of its relationship with the applicable Portfolios were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the applicable Portfolios from the sub-advisory arrangements with Suffolk should not be a material factor in the Board’s deliberations.

After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to peer funds. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s net assets increase, and that the existing breakpoints are appropriate.

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended October 31, 2016.

Equity Portfolio (Adviser – ONI, Sub-Adviser – Clearbridge). The Directors noted that the Portfolio had underperformed its peer group for the year-to date period, but considered that it has exhibited strong 1- and 3-year returns, outperforming its peer group by 126 and 25 basis points, respectively. Representatives of the Adviser highlighted that for the 1-year period, the Portfolio’s performance ranked in the 26th percentile of its peer group. The Directors noted that the Portfolio’s advisory fee was higher than the peer group average, but still within the range of its peers, and recognized that the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Bond Portfolio (Adviser – ONI). The Portfolio exhibited improved performance over the 1-year and year-to-date periods, outperforming its peer group and benchmark index over both periods. Representatives of the Adviser pointed out that the Portfolio ranked in the 8th percentile of its peer group for both the 1-year and year-to-date periods. The Directors noted that the recent outperformance has benefited the Portfolio’s longer term relative returns, although those returns still trail those of its peer group and benchmark. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average. They further noted that the Portfolio’s net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

Omni Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio outperformed its peer group over each period shown and its benchmark index for the 1-, 3- and 5-year periods, while slightly underperforming the benchmark index for the year-to-date period. Representatives of the Adviser pointed out that the Portfolio had performed in the 17th percentile of its peer group for the year-to-date period and in the 1st percentile for the 1-, 3- and 5-year periods. The Board noted that the Portfolio’s advisory fee and expense ratio were below the Portfolio’s peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Appreciation Portfolio (Adviser – ONI, Sub-Adviser – Jennison). The Portfolio underperformed its peer group and benchmark index for the year-to-date, 1-, 3- and 5-year periods. Representatives of the Adviser reminded the Directors that the Portfolio is on the watchlist, indicating that they would continue to monitor performance closely. They noted however, that recent returns show slightly improved performance, and indicated that their review of the fundamental factors impacting the Portfolio’s returns suggests that the Portfolio’s underperformance may be driven more by market conditions than representative of an issue with the Sub-Adviser. The Directors noted that although the Portfolio’s advisory fee was above its peer group average, the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was not unacceptable, and that the advisory and sub-advisory fees were reasonable.

International Portfolio (Adviser – ONI, Sub-Adviser – Federated Global). The Directors acknowledged that the Portfolio had underperformed its peer group and benchmark index in each of the periods shown, noting that they had determined to replace Federated Global as sub-adviser to the Portfolio after the identification and approval of a new sub-adviser. With respect to their consideration of the renewal of the Advisory Agreement, they agreed that the Adviser has demonstrated the appropriate oversight of sub-advisers both in this Portfolio and the other portfolios of the Fund. The Board also noted that, while the Portfolio’s advisory fee was slightly above the peer group average, its expense ratio was below the peer group average. Overall, the Board concluded that the advisory fees were reasonable, and that it was appropriate to continue the Federated Global sub-advisory agreement until a new sub-adviser is in place.

International Small-Mid Company Portfolio (Adviser – ONI, Sub-Adviser – Federated Global). The Directors acknowledged that the Portfolio underperformed its peer group for each of the periods shown and its benchmark for the year-to-date, 1- and 3-year periods, noting that they had determined to replace Federated Global as sub-adviser to the Portfolio after the identification and approval of a new sub-adviser. With respect to their consideration of the renewal of the Advisory Agreement, they agreed that the Adviser has demonstrated the appropriate oversight of

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Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2016

sub-advisers both in this Portfolio and the other portfolios of the Fund. The Board also noted that the Portfolio’s advisory fee and expense ratio were below the peer group average. Overall, the Board concluded that the advisory fees were reasonable, and that it was appropriate to continue the Federated Global sub-advisory agreement until a new sub-adviser is in place.

Aggressive Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Portfolio outperformed its peer group average for each of the periods shown, and outperformed its benchmark index over the 3- and 5-year periods. The Board noted that the Portfolio’s advisory fee was above average compared to its peer group, but that the Portfolio’s net expense ratio was below the average of the Portfolio’s peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Portfolio outperformed its benchmark index for each of the periods shown, and its peer group average for the 3- and 5-year periods. Representatives of the Adviser highlighted that the Portfolio was ranked in the 4th percentile and 3rd percentile, respectively, for the 3- and 5-year periods. The Board noted that the Portfolio’s advisory fee and expense ratio were below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Mid Cap Opportunity Portfolio (Adviser – ONI, Sub-Adviser – Goldman Sachs). The Directors noted the Portfolio’s underperformance relative to its peers and benchmark index for each of the periods shown, other than its outperformance relative to the peer group for the 5-year period. Representatives of the Adviser acknowledged the underperformance, but pointed out that over the 5-year period the Portfolio ranked in the 38th percentile of its peer group The Board noted that the Portfolio’s advisory fee was above the peer group average, although the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, especially in light of the Portfolio’s longer-term performance, and that the advisory and sub-advisory fees were reasonable.

S&P 500® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors noted that Geode recently assumed responsibility as sub-adviser in 2016 and, therefore, the Portfolio’s longer term performance was not particularly relevant to their deliberations. Representatives of the Adviser discussed the Portfolio’s performance for the year-to-date period, highlighting the most recent quarter as sub-advised by Geode. The Directors agreed that peer group performance data for index funds is generally irrelevant. The Board noted that, while the advisory fee was above the peer group average, the overall expense ratio, an important consideration to many index fund shareholders, was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory, particularly in light of the Sub-Adviser’s abbreviated tenure with the Portfolio, and that the advisory fees were reasonable.

Strategic Value Portfolio (Adviser – ONI, Sub-Adviser – Federated Equity). The Portfolio outperformed its peer group average for the year-to-date, and 1- and 3-year periods, but underperformed its peer group average for the 5-year period and its benchmark index for each of the periods shown. Representatives of the Adviser noted that the Fund was ranked in the top quartile for the year-to-date, 1- and 3-year periods relative to its peers. They also discussed a summary of dividend yield and dividend growth for the Portfolio, noting that the Portfolio was meeting its objective of obtaining dividend yield. The Directors noted that the Portfolio’s advisory fee was above average for the peer group, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Portfolio outperformed its peer group average and underperformed its benchmark index for each of the periods shown. Representatives of the Adviser acknowledged the Portfolio’s underperformance relative to the benchmark index, but noted that, gross of fees, the Portfolio’s returns are in line with the benchmark for the 3- and 5- year periods. They also pointed out that the Portfolio ranked in the 26th and 30th percentiles, respectively, of its peer group for the 3- and 5-year periods. The Directors noted that the advisory fee was above the peer group average, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

ClearBridge Small Cap Portfolio (Adviser – ONI; Sub-Adviser – ClearBridge). The Portfolio outperformed its benchmark index and peer group for the year-to-date, 1- and 3- year periods. The Directors considered the significantly improved performance following a change in sub-adviser in 2015. Representatives of the Adviser highlighted that the Portfolio ranked in the top quartile of its peer group over each of these periods and, in particular, ranked in the 2nd percentile for the 1-year period. The Directors noted that although the Portfolio’s advisory fee was slightly above its peer group average, the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Nasdaq-100® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors noted that Geode recently assumed responsibility as sub-adviser in 2016 and, therefore, the Portfolio’s longer term performance was not particularly relevant to their deliberations. Representatives of the Adviser discussed the Portfolio’s performance for the year-to-date period, highlighting the most recent quarter as sub-advised by Geode. The Board agreed that peer group performance data for index funds is generally irrelevant. The Directors noted that both the advisory fee and net expense ratio were below the peer group averages. Overall, the Board concluded that the Portfolio’s performance was satisfactory, particularly in light of the Sub-Adviser’s abbreviated tenure with the Portfolio, and that the advisory and sub-advisory fees were reasonable.

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Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2016

Bristol Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio outperformed its peer group average and benchmark index for each of the periods shown. The Directors noted that, although the Portfolio’s advisory fee was above the peer group average, the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bryton Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio underperformed its benchmark index and peer group average for each of the periods shown. Representatives of the Adviser reminded the Directors that the Portfolio is on the watchlist, indicating that they would continue to monitor performance closely. The Directors noted that the Portfolio’s advisory fee and expense ratio were below the peer group average. Overall, the Board concluded that the Portfolio’s performance was not unacceptable, and that the advisory and sub-advisory fees were reasonable.

Balanced Portfolio (Adviser – ONI, Sub-Adviser – ICON). The Portfolio underperformed its benchmark index and peer group for each of the periods shown. Representatives of the Adviser reported that although the Portfolio has not been placed on the watchlist at this time, they may do so if performance does not improve. They noted that the Portfolio’s longer term returns are in line with those of its peer group, trailing its peer group average by only 1 basis point for the 5-year period. The Directors considered that the equity portion of the Portfolio is hedged, and that the performance of that portion of the Portfolio has suffered on a relative basis, given the impact of strong equity markets recently. The Directors noted that the Portfolio’s advisory fee and expense ratio were below the peer group averages. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Target VIP Portfolio (to be renamed “S&P MidCap 400® Index”) (Adviser – ONI, Current Sub-Adviser – First Trust, Proposed Sub-Adviser – Geode). The Directors reviewed the comparative performance information for the Portfolio as sub-advised by First Trust, but noted that, at the recommendation of the Adviser, they had approved a change in sub-adviser and strategy for the Portfolio at the August 2016 meeting. They noted that they would be considering approval of Geode as sub-adviser to the Portfolio later in this meeting. With respect to their consideration of the renewal of the Advisory Agreement, they agreed that the Adviser has demonstrated the appropriate oversight of sub-advisers both in this Portfolio and the other portfolios of the Fund. They considered the Adviser’s experience overseeing the management of index strategies. The Directors noted that following the conversion to the “S&P MidCap 400® Index Portfolio,” shareholders will benefit from lower fees and total expenses. Overall, the Board concluded that the advisory fee was reasonable and that it was appropriate to continue the First Trust sub-advisory agreement until a new sub-adviser is in place.

Bristol Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio outperformed its benchmark index over the year-to-date, 1-, and 3-year periods, and outperformed its peer group for the year-to-date, 1-, 3- and 5-year periods. Representatives of the Adviser highlighted that the Portfolio ranked in the 4th percentile of its peer group for the 1-year period. The Directors noted that although the Portfolio’s advisory fee was slightly above its peer group average, the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Advisers – Janus and AnchorPath). The Portfolio underperformed its benchmark index and peer group for the year-to-date and 1-year periods. Representatives of the Adviser reviewed supplemental data, and explained that AnchorPath, aside from a month with rising interest rates, has provided significant value to the Portfolio and was substantially contributing to the Portfolio’s total returns. They noted that AnchorPath has successfully reduced risk and enhanced return for shareholders. They explained that it appears to be the portion of the investment portfolio allocated to Janus that has detracted from Portfolio returns. The Directors agreed that Janus’ performance was not unacceptable and asked the Adviser to continue to monitor Janus’ performance closely. The Directors noted that the advisory fee and expense ratio are higher than the peer group average, but considered that the peer group is comprised of balanced funds while the Portfolio’s strategy is, in many respects, similar to that of alternative funds, which generally have higher fees. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

S&P MidCap 400® Index Portfolio (formerly Target VIP Portfolio)

At the November 17, 2016 meeting, the Board also considered the approval of an Investment Sub-Advisory Agreement between the Adviser and Geode Capital Management, LLC (“Geode” or the “Sub-Adviser”) with respect to the Target VIP Portfolio (to be renamed “S&P MidCap 400® Index”) (the “Sub-Advisory Agreement”). The Directors noted that at the Board’s August 2016 meeting they had approved a change in sub-adviser and strategy for the Portfolio following the Portfolio’s consistent underperformance and inability to draw assets under its current sub-adviser, First Trust. Representatives of the Adviser explained that the Adviser was recommending that the Board approve Geode as sub-adviser to the Portfolio and pointed out that the Adviser was proposing a reduction of the advisory fee for the Portfolio due to the change in strategy. The Directors noted that the Sub-Adviser would have day-to-day responsibility for the management of the Portfolio and that the Adviser would be responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser. They also noted that Geode has significant experience and depth of personnel proficient in the management of an investment portfolio designed to track an index.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed approval of the proposed Sub-Advisory Agreement with such counsel at which no representatives of management, the Adviser or the Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in

167	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2016

evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the sub-advisory services anticipated to be provided to the Portfolio by the Sub-Adviser. As part of its review, the Board reviewed information regarding the Sub-Adviser’s operations, procedures and personnel. The Directors considered a summary of the Sub-Adviser’s portfolio management team, investment selection process and risk management program, as well as a summary of the Sub-Adviser’s compliance policies and procedures. The Directors also considered the capabilities and resources that the Sub-Adviser has dedicated to performing services on behalf of two other Portfolios of the Fund noting that each of those Portfolios is designed to track an index. Representatives of the Adviser discussed Geode’s performance as sub-adviser to those Portfolios, pointing out that each of those Portfolios had tracked its index closely since Geode had become Sub-Adviser. The Directors noted the advantages to using a sub-adviser with Geode’s depth of experience managing an investment strategy that tracks a benchmark index. In addition, the Directors reviewed information on the Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Sub-Adviser.

Investment Performance

The Board noted that because Geode had not assumed its role as sub-adviser as of the meeting, no performance data was provided for the Portfolio under its management. Representatives of the Adviser noted that they expect excellent performance with the new sub-adviser, and reminded the Directors of their deliberations regarding Geode at the March 2016 meeting, when Geode was approved as sub-adviser for the other two Portfolios. The Directors noted the Sub-Adviser’s significant experience managing an index-based strategy. They considered the Sub-Adviser’s strong performance as sub-adviser to the two other Portfolios and agreed that Geode has demonstrated the ability to successfully manage a portfolio tracking a benchmark index. It was the Directors’ conclusion that the Sub-Adviser has the potential to track the benchmark index closely.

Fees and Expenses

The Board reviewed the proposed advisory and sub-advisory fees for the Portfolio, as well as how the Portfolio’s proposed advisory and sub-advisory advisory fees compared to the advisory and sub-advisory fees of the funds in a peer group of funds in the Portfolio’s Morningstar category (excluding non-index funds). The charts showed the number of funds in the peer group within each defined range of advisory and sub-advisory fees, and the range that included the Portfolio. The Board also reviewed the difference between the Portfolio’s estimated overall expense ratio and that of its peer group, as well as the expense ratio’s percentile ranking within the peer group. The Board also reviewed the amount of net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio.

The Board considered the delegation of duties between the Adviser and the Sub-Adviser and the appropriateness of the advisory fee allocation between them. The Board relied to a degree on the Adviser’s negotiation of the Sub-Advisory Agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios and that the Adviser had always passed on the decrease by reducing its advisory fee by the same amount. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board noted that the proposed sub-advisory fee and expense ratio for the Portfolio were lower than the peer group average, and that following the conversion to the “S&P MidCap 400® Index Portfolio” existing shareholders would benefit from lower fees and total expenses. Overall, the Board concluded that the proposed advisory and sub-advisory fees were reasonable.

Profitability and Economies of Scale

The Directors noted that, in their consideration of the reasonableness of the sub-advisory fees to be paid by the Adviser to the Sub-Adviser, they had in part relied on the ability of the Adviser to negotiate the terms of the Geode Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with the Sub-Adviser. Accordingly, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolio from the sub-advisory arrangements with the Sub-Adviser should not be a material factor in the Board’s deliberations.

The Directors also noted that the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the Portfolio’s assets increase. The Directors also recognized that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors concluded that shareholders are likely to benefit from economies of scale as the Portfolio’s assets increase.

168	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2016

After consideration of the foregoing, the Board approved the proposed reduction of the advisory fee for the Portfolio and reached the following conclusions regarding the proposed Sub-Advisory Agreement, in addition to the conclusions set forth above: (a) the Sub-Adviser possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreement; (b) the investment philosophy, strategies and techniques of the Sub-Adviser are appropriate for pursuing the Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Sub-Adviser maintains appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, the Directors unanimously determined that approval of the proposed Sub-Advisory Agreement was in the best interests of the Portfolio and its shareholders. Accordingly, the Board voted unanimously to approve the Sub-Advisory Agreement for the Portfolio effective when the Portfolio commences operating as the S&P MidCap 400® Index Portfolio.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2016 and held through December 31, 2016.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 7/1/2016	Ending Investment Value 12/31/2016	Expense Paid During Period* 7/1/2016 – 12/31/2016	Expense Ratio During Period 7/1/2016 – 12/31/2016 (Annualized)
Equity	$1,000.00	$1,123.20	$4.32	0.81%
Bond	1,000.00	$989.20	$3.25	0.65%
Omni	1,000.00	$1,078.90	$4.13	0.79%
Capital Appreciation	1,000.00	$1,139.70	$4.41	0.82%
International	1,000.00	$1,028.50	$5.30	1.04%
International Small-Mid Company	1,000.00	$1,029.30	$6.48	1.27%
Aggressive Growth	1,000.00	$1,046.90	$4.94	0.96%
Small Cap Growth	1,000.00	$1,063.50	$4.46	0.86%
Mid Cap Opportunity	1,000.00	$993.50	$4.96	0.99%
S&P 500® Index	1,000.00	$1,076.10	$2.14	0.41%
Strategic Value	1,000.00	$958.20	$3.84	0.78%
High Income Bond	1,000.00	$1,060.30	$3.99	0.77%
ClearBridge Small Cap	1,000.00	$1,180.00	$5.04	0.92%
Nasdaq-100® Index	1,000.00	$1,105.40	$2.54	0.48%
Bristol	1,000.00	$1,116.20	$4.36	0.82%
Bryton Growth	1,000.00	$1,105.20	$4.92	0.93%
Balanced	1,000.00	$1,041.40	$3.28	0.64%
S&P MidCap 400® Index	1,000.00	$1,089.30	$4.15	0.79%
Bristol Growth	1,000.00	$1,051.90	$4.54	0.88%
Risk Managed Balanced	1,000.00	$1,013.70	$5.16	1.02%

169	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2016

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 7/1/2016	Ending Investment Value 12/31/2016	Expense Paid During Period* 7/1/2016 – 12/31/2016	Expense Ratio During Period 7/1/2016 – 12/31/2016 (Annualized)
Equity	$1,000.00	$1,021.06	$4.12	0.81%
Bond	1,000.00	$1,021.87	$3.30	0.65%
Omni	1,000.00	$1,021.17	$4.01	0.79%
Capital Appreciation	1,000.00	$1,021.01	$4.17	0.82%
International	1,000.00	$1,019.91	$5.28	1.04%
International Small-Mid Company	1,000.00	$1,018.75	$6.44	1.27%
Aggressive Growth	1,000.00	$1,020.31	$4.88	0.96%
Small Cap Growth	1,000.00	$1,020.81	$4.37	0.86%
Mid Cap Opportunity	1,000.00	$1,020.16	$5.03	0.99%
S&P 500® Index	1,000.00	$1,023.08	$2.08	0.41%
Strategic Value	1,000.00	$1,021.22	$3.96	0.78%
High Income Bond	1,000.00	$1,021.27	$3.91	0.77%
ClearBridge Small Cap	1,000.00	$1,020.51	$4.67	0.92%
Nasdaq-100® Index	1,000.00	$1,022.72	$2.44	0.48%
Bristol	1,000.00	$1,021.01	$4.17	0.82%
Bryton Growth	1,000.00	$1,020.46	$4.72	0.93%
Balanced	1,000.00	$1,021.92	$3.25	0.64%
S&P MidCap 400® Index	1,000.00	$1,021.17	$4.01	0.79%
Bristol Growth	1,000.00	$1,020.71	$4.47	0.88%
Risk Managed Balanced	1,000.00	$1,020.01	$5.18	1.02%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (366 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3)	Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2016, and ordinary income consent dividends that were incurred for the 2016 tax year, that qualify for the corporate dividends received deduction are as follows:

Equity	100.00%
Bond	0.00%
Omni	81.76%
International	0.00%
Capital Appreciation	83.39%
International Small-Mid Company	0.00%
Aggressive Growth	100.00%
Small Cap Growth	100.00%
Mid Cap Opportunity	0.00%
S&P 500® Index	95.18%

Strategic Value	68.77%
High Income Bond	0.00%
ClearBridge Small Cap	23.26%
Nasdaq-100® Index	100.00%
Bristol	100.00%
Bryton Growth	0.00%
Balanced	37.36%
S&P MidCap 400® Index	78.59%
Bristol Growth	88.78%
Risk Managed Balanced	86.40%

170	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2016

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2016:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
International	$657,869	$0.0552	100.00%
International Small-Mid Company	$134,341	$0.0599	100.00%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

171

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited)	December 31, 2016

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
Independent Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	74	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	20	Professor Emeritus, Finance: University of Cincinnati (January 2014-present); Research Fellow and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012-present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004-2013); Founder/President: Economics Center at the University of Cincinnati (1977-2012).

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	62	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	20	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director: ALLETE, Inc.

Geoffrey Keenan One Financial Way Cincinnati, Ohio	58	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	20	Executive Vice President and Chief Operating Officer: Gateway Investments Advisers, LLC (1995-2013).

John I. Von Lehman One Financial Way Cincinnati, Ohio	64	Director, Member of Audit and Independent Directors Committees	Indefinite; Since August 2007	20	Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Committee member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Lawrence L. Grypp One Financial Way Cincinnati, Ohio	68	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	20	President: Goering Center for Family and Private Business (2008-present).
Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	77	Chairman and Director	Indefinite; Since July 1997	20	Insurance industry consultant (April 2010-present), President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President and CEO: NSLA (2002-2010); Director: NSLA.
Officers

Paul J. Gerard One Financial Way Cincinnati, Ohio	57	President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016-present); Senior Vice President, Investments: ONLIC (July 2012-December 2015); Vice President, Investments: ONLIC (February 2009-June 2012).

Thomas A. Barefield One Financial Way Cincinnati, Ohio	63	Vice President	Indefinite; Since February 1998		Vice Chairman and Chief Distribution Officer: ONLIC (January 2014-December 2016); Executive Vice President and Chief Marketing Officer — Institutional: ONLIC (January 2008-January 2014); Director and Vice President — Marketing: NSLA (January 2002-December 2016); Director: ONI (January 2005-December 2016); Senior Vice President: Ohio National Equities, Inc. (May 1997-December 2016).

R. Todd Brockman One Financial Way Cincinnati, Ohio	48	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Funds: ONLIC and NSLA (February 2014-present); Second Vice President, Mutual Fund Operations: ONLIC and NSLA (January 2007-February 2014); Treasurer: ONI.

172	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited) (Continued)	December 31, 2016

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

Kimberly A. Plante One Financial Way Cincinnati, Ohio	42	Secretary	Indefinite; Since March 2005		Second Vice President and Counsel: ONLIC (January 2016-present); Senior Associate Counsel: ONLIC (January 2011-January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Keith Dwyer One Financial Way Cincinnati, Ohio	44	Chief Compliance Officer	Indefinite; Since August 2016		Second Vice President, Fund Compliance: ONLIC (August 2016-present); Director, Fund Compliance: ONLIC (January 2015-August 2016); Administrator, Fund Compliance: ONLIC (January 2014-January 2015); Compliance Analyst (September 2009-September 2011 and April 2013-January 2014); Chief Compliance Officer: ONI, Fiduciary Capital Management (“FCM”) and other Ohio National-affiliated companies (August 2016-present); Chief Compliance Officer: Suffolk (August 2016-December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015-August 2016).

Emily Bae One Financial Way Cincinnati, Ohio	31	Assistant Secretary	Indefinite; Since May 2013		Sr. Assistant Counsel and Privacy Officer: ONLIC (January 2016-present); Assistant Counsel: ONLIC (April 2013-January 2016); Assistant Secretary: ONI (April 2013-present); Counsel: Goodyear Tire & Rubber Company (January 2012-April 2013).

Daniel P. Leming One Financial Way Cincinnati, Ohio	31	Assistant Treasurer	Indefinite; Since March 2016		Assistant Director, Fund Operations and Analysis: ONLIC (December 2016-present); Manager, Fund Operations and Analysis: ONLIC (February 2016-December 2016); Sr. Mutual Fund Reporting & Operations Analyst: ONLIC (May 2012-Februrary 2016); Mutual Fund Reporting & Operations Analyst: ONLIC (September 2008-May 2012).

173

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

From 1320 Rev. 2-17

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Madeleine W. Ludlow, who is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Audits of the Portfolios:

Fiscal year ended December 31, 2016:	$270,500
Fiscal year ended December 31, 2015:	$275,500

(b)	Audit-Related Fees.

Consent(s) on N-1A Annual Registration Statement filed with the SEC:

Fiscal year ended December 31, 2016:	$5,000
Fiscal year ended December 31, 2015:	$10,000

Professional services rendered in connection with the consent on the Fund’s N-14 merger filing (paid by the Fund’s adviser (ONI)

(c)	Tax Fees.

Fiscal year ended December 31, 2016:	$92,400
Fiscal year ended December 31, 2015:	$81,480

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2016 and 2015, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard
President
(Principal Executive Officer)
March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard
President
(Principal Executive Officer)
March 6, 2017

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
March 6, 2017